                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05526
                                  ---------------------------------------------

                    J.P. Morgan Mutual Fund Investment Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      522 Fifth Avenue, New York,                              NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-348-4782
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------

Date of reporting period: January 1, 2003 through December 31, 2003
                         -------------------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

JPMORGAN FUNDS


ANNUAL REPORT DECEMBER 31 2003


U.S. EQUITY MID/SMALL CAP FUNDS

DYNAMIC SMALL CAP FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.


CONTENTS

President's Letter                                    1

Fund Commentaries:                                    3

Dynamic Small Cap Fund                                3

Mid Cap Equity Fund                                   6

Mid Cap Growth Fund                                   9

Mid Cap Value Fund                                   12

Small Cap Equity Fund                                15

Small Cap Growth Fund                                18

Trust Small Cap Equity                               21

U.S. Small Company Fund                              24

U.S. Small Company Opportunities Fund                27

Portfolios of Investments                            30

Financial Statements                                 60

Notes to Financial Statements                        77

Financial Highlights                                102

HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economic growth surprisingly strong

-  Technology stocks and small caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. MID AND SMALL CAP EQUITY FUNDS

PRESIDENT'S LETTER FEBRUARY 17, 2004

[PHOTO OF GEORGE C.W. GATCH]

    "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE
                ECONOMIC DATA - ALL HELPED TO SUSTAIN THE RALLY."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Mid and Small Cap Equity Funds. Inside, you will find information detailing the performance of the Funds for the year ended December 31, 2003, along with reports from the Portfolio Managers.

PROFIT INCREASES END THREE-YEAR BEAR MARKET

While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq and acquired momentum in the following months. Utterances by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fueled the rally. In addition, Congress approved the Bush Administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data -- including evidence of manufacturing growth and business spending -- all helped to sustain the rally.

DIVERGENT PERFORMANCES

The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the biggest increases of all were among low quality, non-earning stocks that investors had chosen not to own in the bear market. For fund managers, 2003 was a year when great gains were made for investors, although it was sometimes difficult to outperform benchmark indices. Fund managers prefer to invest in the higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK

As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a "Goldilocks" economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial rises in equity prices, with small company stocks outperforming. In this case, 2003's enormous fiscal and monetary stimuli have primed the economy.

IMPORTANT MERGER NEWS

As you may know, JPMorgan Chase and Bank One have agreed to merge by mid-2004, subject to approval by the Firms' shareholders and certain regulatory agencies. We feel the merger is compelling both strategically and financially. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. We will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact us at the JPMorgan Funds Service Center at 1-800-348-4782.


Sincerely,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN DYNAMIC SMALL CAP FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                             5/19/1997
Fiscal Year End                          DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                     $            191.4
Primary Benchmark                  S&P SMALL CAP 600
                                  BARRA GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term, rose 39.04% (Select shares) in the year ended December 31, 2003. This compares with an appreciation of 37.32% for the S&P Small Cap 600 BARRA Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund outperformed its S&P Small Cap 600 BARRA Growth Index during an exceptionally strong year for small cap stocks. Strong stock selection drove performance relative to the benchmark, with the Health Services and Systems, Consumer Cyclical and Pharmaceutical sectors having the largest positive impact.

     In Health Services & Systems, Odyssey Healthcare, a provider of hospice services to terminally ill patients, surged during the year. The stock has benefited from strong fundamentals and positive Medicare Drug Benefit legislation that allowed hospice care to be maintained as a Medicare benefit. VCA Antech, an owner and operator of veterinary hospitals and labs, performed well as positive underlying fundamentals in the pet healthcare market led to robust earnings growth. Advanced Neuromodulation Systems Inc. ("ANSI"), a company that makes implanted medical devices that treat chronic pain, outperformed the sector, as measured by the benchmark. ANSI has benefited from several successful product cycles that have enabled the company to deliver better than expected earnings, record sales, and increased guidance.

     In the Pharmaceutical sector, a number of biotechnology companies performed well. Celgene Corporation, a maker of drugs to treat cancer and immunological diseases, was a positive contributor. The stock rallied following the release of positive results of a clinical study published in the Journal of Clinical Oncology regarding Celgene's lead cancer drug, Thalomid. Martek Biosciences benefited from its infant formula product cycle. Scios, a manufacturer of cardiovascular drugs, was acquired by Johnson & Johnson in February at a significant premium to its share price.

     In the Consumer Cyclical sector, post-secondary education providers, Career Education Corp. and Education Management Corp., led performance as they benefited from strong enrollment and tuition growth. Leather accessory manufacturer, Coach Inc., also outperformed the sector, as it continued to deliver strong sales.

     Two of the weakest sectors relative to the benchmark were Retail and Software and Services, where companies such as California Pizza Kitchen, Too Inc., Verisity Ltd., and Pinnacle Systems fell after reporting disappointing earnings.

     In Semiconductors, portfolio holdings rose substantially, but still trailed the sector, as the portfolio tended not to hold the low quality, non-earning stocks in the sector that led the rally.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, we increased our weightings in areas that we believe are positioned to benefit from an economic and market recovery. We increased weightings in technology, biotechnology and industrial manufacturing stocks throughout the 12 months. At year-end, the Fund had significant overweights in the Systems Hardware, Energy, Pharmaceuticals and Industrial Cyclical sectors. We funded these increases by reducing weightings in the Health Services and Systems and Finance sectors.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 27.0%
Technology                                26.3%
Health Services & Systems                 13.1%
Industrial Products & Services            10.2%
Pharmaceuticals                            7.3%
Finance & Insurance                        7.1%
Energy                                     6.0%
Short-Term Investments                     1.3%
Telecommunications                         0.8%
REITs                                      0.5%
Utilities                                  0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Engineered Support
    Systems, Inc.                          1.9%
 2. Mid Atlantic Medical
    Servives                               1.8%
 3. Harman International
    Industries, Inc.                       1.6%
 4. Ansys, Inc.                            1.6%
 5. Wabash National Corp.                  1.6%
 6. East-West Bancorp, Inc.                1.5%
 7. ROFIN-SINAR
    Technologies, Inc.                     1.5%
 8. Advanced Neuromodulation
    Systems                                1.5%
 9. Regis Corp.                            1.4%
10. Hot Topic, Inc.                        1.4%

Top 10 equity holdings comprised 15.9% of the Portfolio's market value of investments ($30,454 in thousands). As of December 31, 2003 the Fund held 115 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                              SINCE
                                                                                          INCEPTION
                                          1 YEAR           3 YEARS          5 YEARS       (5/19/97)
                                     -------------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge           38.47%            (2.88%)           5.84%          11.16%
               With Sales Charge*          30.51%            (4.78%)           4.59%          10.17%
                                     -------------------------------------------------------------------
CLASS B SHARES
                    Without CDSC           37.66%            (3.49%)           5.15%          10.43%
                       With CDSC**         32.66%            (4.46%)           4.83%          10.43%
                                     -------------------------------------------------------------------
CLASS C SHARES
                    Without CDSC           37.64%            (3.50%)           5.14%          10.42%
                       With CDSC***        36.64%            (3.50%)           5.14%          10.42%
                                     -------------------------------------------------------------------
SELECT SHARES                              39.04%            (2.46%)           6.22%          11.46%

  *  Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 12/31/03)

        JPMORGAN DYNAMIC SMALL CAP FUND (CLASS A SHARES)  S&P SMALLCAP 600/BARRA GROWTH INDEX  LIPPER SMALL-CAP GROWTH FUNDS INDEX
        ------------------------------------------------  -----------------------------------  -----------------------------------
May-97                    $     9,425                                 $    10,000                        $     10,000
May-97                    $     9,925                                 $    10,000                        $     10,000
Jun-97                    $    10,962                                 $    10,357                        $     10,535
Jul-97                    $    12,083                                 $    10,977                        $     11,169
Aug-97                    $    12,497                                 $    11,317                        $     11,347
Sep-97                    $    13,384                                 $    12,036                        $     12,302
Oct-97                    $    13,054                                 $    11,372                        $     11,674
Nov-97                    $    12,545                                 $    11,157                        $     11,410
Dec-97                    $    12,602                                 $    11,289                        $     11,258
Jan-98                    $    12,442                                 $    11,083                        $     11,091
Feb-98                    $    13,676                                 $    12,177                        $     11,988
Mar-98                    $    14,778                                 $    12,500                        $     12,529
Apr-98                    $    14,938                                 $    12,565                        $     12,621
May-98                    $    13,892                                 $    11,779                        $     11,727
Jun-98                    $    14,353                                 $    11,856                        $     12,071
Jul-98                    $    13,468                                 $    11,132                        $     11,163
Aug-98                    $    10,490                                 $     8,847                        $      8,725
Sep-98                    $    11,630                                 $     9,463                        $      9,192
Oct-98                    $    12,055                                 $     9,929                        $      9,554
Nov-98                    $    12,950                                 $    10,621                        $     10,331
Dec-98                    $    14,299                                 $    11,546                        $     11,366
Jan-99                    $    14,148                                 $    11,389                        $     11,641
Feb-99                    $    12,905                                 $    10,269                        $     10,521
Mar-99                    $    13,216                                 $    10,565                        $     10,997
Apr-99                    $    13,706                                 $    11,049                        $     11,426
May-99                    $    13,640                                 $    11,146                        $     11,488
Jun-99                    $    15,082                                 $    11,739                        $     12,564
Jul-99                    $    15,102                                 $    11,711                        $     12,520
Aug-99                    $    14,828                                 $    11,174                        $     12,345
Sep-99                    $    15,008                                 $    11,438                        $     12,793
Oct-99                    $    15,065                                 $    11,611                        $     13,538
Nov-99                    $    16,366                                 $    12,281                        $     15,247
Dec-99                    $    18,610                                 $    13,806                        $     18,321
Jan-00                    $    18,327                                 $    13,616                        $     18,130
Feb-00                    $    22,673                                 $    16,456                        $     23,442
Mar-00                    $    22,144                                 $    14,955                        $     21,602
Apr-00                    $    22,249                                 $    14,385                        $     18,932
May-00                    $    20,411                                 $    13,770                        $     17,383
Jun-00                    $    23,276                                 $    15,021                        $     20,445
Jul-00                    $    21,919                                 $    13,994                        $     19,114
Aug-00                    $    25,021                                 $    15,680                        $     21,169
Sep-00                    $    23,757                                 $    14,846                        $     20,121
Oct-00                    $    23,135                                 $    14,962                        $     18,612
Nov-00                    $    19,637                                 $    12,718                        $     15,442
Dec-00                    $    20,735                                 $    13,886                        $     16,807
Jan-01                    $    20,679                                 $    13,897                        $     17,320
Feb-01                    $    18,148                                 $    12,718                        $     15,103
Mar-01                    $    16,418                                 $    12,061                        $     13,636
Apr-01                    $    17,751                                 $    13,231                        $     15,109
May-01                    $    18,350                                 $    13,382                        $     15,519
Jun-01                    $    18,689                                 $    13,812                        $     15,910
Jul-01                    $    18,136                                 $    13,477                        $     15,023
Aug-01                    $    17,311                                 $    13,076                        $     14,134
Sep-01                    $    15,242                                 $    11,416                        $     11,928
Oct-01                    $    16,056                                 $    12,111                        $     12,802
Nov-01                    $    16,778                                 $    12,910                        $     13,794
Dec-01                    $    17,762                                 $    13,722                        $     14,630
Jan-02                    $    17,479                                 $    13,703                        $     14,188
Feb-02                    $    17,186                                 $    13,279                        $     13,330
Mar-02                    $    18,169                                 $    14,214                        $     14,420
Apr-02                    $    18,338                                 $    14,419                        $     14,040
May-02                    $    17,604                                 $    13,761                        $     13,477
Jun-02                    $    16,351                                 $    12,943                        $     12,475
Jul-02                    $    14,328                                 $    11,395                        $     10,706
Aug-02                    $    14,294                                 $    11,622                        $     10,690
Sep-02                    $    13,423                                 $    11,048                        $     10,042
Oct-02                    $    13,955                                 $    11,528                        $     10,471
Nov-02                    $    14,452                                 $    12,107                        $     11,349
Dec-02                    $    13,717                                 $    11,615                        $     10,591
Jan-03                    $    13,266                                 $    11,297                        $     10,311
Feb-03                    $    12,984                                 $    10,991                        $      9,989
Mar-03                    $    13,198                                 $    11,201                        $     10,195
Apr-03                    $    14,147                                 $    12,001                        $     11,037
May-03                    $    15,085                                 $    12,813                        $     12,163
Jun-03                    $    15,447                                 $    13,093                        $     12,575
Jul-03                    $    16,329                                 $    13,815                        $     13,311
Aug-03                    $    17,075                                 $    14,496                        $     14,016
Sep-03                    $    16,703                                 $    14,119                        $     13,672
Oct-03                    $    18,263                                 $    15,309                        $     14,910
Nov-03                    $    19,110                                 $    15,834                        $     15,307
Dec-03                    $    18,990                                 $    15,950                        $     15,328

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 5/19/97.

Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to December 31, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP EQUITY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                           1/1/1997
Fiscal Year End                       DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                     $         194.1
Primary Benchmark                 RUSSELL MID CAP
                                           EQUITY

Q.   HOW DID THE FUND PERFORM?

A. JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, rose 32.29% during the year ended December 31, 2003. This compares to a return of 40.08% return from the Russell Midcap(R) Index, the Fund's benchmark.


Q.   WHY DID THE FUND PERFORM THIS WAY?

A. Against a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial government tax cuts and evidence of a strong recovery, 2003 turned out to be a strong year for equity returns. The Fund participated in the market's rapid ascent, although results trailed the benchmark index, which recorded its best-ever calendar year return. All sectors posted positive returns in the period, with particularly strong stock selection in the Financials sector. Weaker stock selection in the Information Technology and Consumer Discretionary sectors, however, offset the stronger results and led to the Fund's underperformance.

     The portfolio's top detractors were Jones Apparel, a leading manufacturer of brand name clothing and accessories, and Brinker International, operator of Chili's Grill & Bar and other restaurant chains. Shares of Jones Apparel declined after management announced in January that they were in discussions regarding a possible restructuring of its license agreements with Polo Ralph Lauren. We sold our position in the company due to the uncertainty over how the issue will be resolved, and the potential financial impact of the resolution. Shares of Brinker International declined as investor sentiment turned negative due to rising industry costs and adverse weather conditions earlier in the year. Following this announcement we eliminated our position.

     The portfolio's top contributor was T. Rowe Price Group, a leading provider of no-load mutual funds. As the equity markets rebounded and mutual fund inflows turned strongly positive, investors bid up the price of many asset management companies. We believe increased fund inflows, plus the appreciation of existing fund assets, will have a direct, positive impact on T. Rowe's revenues, which are tied to the overall level of assets under management.

Q.   HOW WAS THE FUND MANAGED?

A. The portfolio managers' focus remains on stock selection, believing that quality companies -- regardless of their economic sector -- trading at attractive valuations will outperform in the long-term. The portfolio managers sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 23.0%
Technology                                21.2%
Finance & Insurance                       17.8%
Industrial Products & Services             8.4%
Energy                                     6.5%
Health Services & Systems                  6.2%
REITs                                      4.5%
Pharmaceuticals                            3.7%
Utilities                                  3.5%
Telecommunications                         3.3%
Short-Term Investments                     1.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. T. Rowe Price Group, Inc.                 1.6%
 2. Outback Steakhouse, Inc.                  1.6%
 3. Golden West Financial Corp.               1.5%
 4. MGIC Investment Corp.                     1.3%
 5. Devon Energy Corp.                        1.2%
 6. AutoZone, Inc.                            1.2%
 7. NBTY, Inc.                                1.1%
 8. Gannett Co., Inc.                         1.1%
 9. VF Corp.                                  1.1%
10. Republic Services, Inc.                   1.1%

Top 10 equity holdings comprised 12.8% of the Portfolio's market value of investments ($25,298 in thousands). As of December 31, 2003, the Fund held 191 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR     3 YEARS     5 YEARS    10 YEARS
                 -------------------------------------------------------
SELECT SHARES             32.29%       3.24%      9.56%       10.73%

[CHART]

TEN YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

           JPMORGAN MID CAP EQUITY FUND   RUSSELL MIDCAP INDEX   LIPPER MID-CAP CORE FUNDS INDEX
           ----------------------------   --------------------   -------------------------------
Dec-93            $  1,000,000               $  1,000,000               $     1,000,000
Jan-94            $  1,035,300               $  1,027,600               $     1,027,600
Feb-94            $  1,037,060               $  1,013,625               $     1,020,304
Mar-94            $    987,177               $    970,444               $       967,044
Apr-94            $    983,722               $    977,140               $       971,879
May-94            $    970,049               $    978,508               $       959,245
Jun-94            $    943,372               $    949,544               $       920,683
Jul-94            $    962,900               $    982,114               $       941,859
Aug-94            $  1,006,134               $  1,028,666               $       996,016
Sep-94            $  1,011,567               $  1,003,567               $       997,211
Oct-94            $  1,008,027               $  1,011,194               $     1,008,380
Nov-94            $    971,637               $    966,600               $       971,171
Dec-94            $    980,868               $    979,166               $       993,216
Jan-95            $    968,214               $    999,239               $       980,205
Feb-95            $  1,007,524               $  1,050,999               $     1,018,139
Mar-95            $  1,053,165               $  1,081,058               $     1,039,215
Apr-95            $  1,057,483               $  1,097,382               $     1,038,591
May-95            $  1,088,573               $  1,133,486               $     1,053,443
Jun-95            $  1,119,924               $  1,171,571               $     1,118,335
Jul-95            $  1,195,743               $  1,228,392               $     1,189,573
Aug-95            $  1,207,222               $  1,247,186               $     1,205,513
Sep-95            $  1,234,022               $  1,275,373               $     1,234,566
Oct-95            $  1,175,159               $  1,246,804               $     1,194,813
Nov-95            $  1,215,585               $  1,308,771               $     1,231,135
Dec-95            $  1,222,635               $  1,316,362               $     1,245,170
Jan-96            $  1,224,469               $  1,344,137               $     1,258,743
Feb-96            $  1,247,367               $  1,375,724               $     1,308,337
Mar-96            $  1,257,595               $  1,395,672               $     1,323,383
Apr-96            $  1,296,706               $  1,435,169               $     1,396,301
May-96            $  1,322,900               $  1,456,841               $     1,432,047
Jun-96            $  1,285,065               $  1,434,988               $     1,382,355
Jul-96            $  1,167,096               $  1,346,162               $     1,278,402
Aug-96            $  1,261,047               $  1,410,240               $     1,347,435
Sep-96            $  1,370,127               $  1,479,905               $     1,418,041
Oct-96            $  1,310,527               $  1,491,745               $     1,403,151
Nov-96            $  1,322,977               $  1,582,592               $     1,464,609
Dec-96            $  1,313,055               $  1,566,449               $     1,468,125
Jan-97            $  1,348,376               $  1,625,035               $     1,514,664
Feb-97            $  1,291,474               $  1,622,597               $     1,473,162
Mar-97            $  1,191,256               $  1,553,637               $     1,403,482
Apr-97            $  1,197,570               $  1,592,322               $     1,412,604
May-97            $  1,335,769               $  1,708,562               $     1,558,385
Jun-97            $  1,402,558               $  1,764,432               $     1,614,799
Jul-97            $  1,488,394               $  1,911,585               $     1,728,158
Aug-97            $  1,458,329               $  1,890,749               $     1,732,651
Sep-97            $  1,560,412               $  1,998,711               $     1,850,124
Oct-97            $  1,495,654               $  1,920,961               $     1,775,749
Nov-97            $  1,482,343               $  1,966,680               $     1,773,441
Dec-97            $  1,510,063               $  2,020,764               $     1,794,368
Jan-98            $  1,515,499               $  1,982,773               $     1,762,787
Feb-98            $  1,673,111               $  2,137,826               $     1,912,976
Mar-98            $  1,769,650               $  2,239,159               $     2,006,138
Apr-98            $  1,813,714               $  2,244,757               $     2,029,209
May-98            $  1,695,460               $  2,175,394               $     1,924,704
Jun-98            $  1,779,215               $  2,205,414               $     1,946,646
Jul-98            $  1,670,683               $  2,100,216               $     1,835,882
Aug-98            $  1,301,963               $  1,764,392               $     1,461,729
Sep-98            $  1,432,811               $  1,878,548               $     1,589,192
Oct-98            $  1,485,252               $  2,006,665               $     1,679,617
Nov-98            $  1,580,753               $  2,101,781               $     1,763,934
Dec-98            $  1,755,269               $  2,225,155               $     1,933,624
Jan-99            $  1,783,879               $  2,221,372               $     1,924,536
Feb-99            $  1,640,099               $  2,147,401               $     1,788,856
Mar-99            $  1,707,179               $  2,214,614               $     1,840,912
Apr-99            $  1,779,392               $  2,378,274               $     1,946,580
May-99            $  1,760,531               $  2,371,377               $     1,969,745
Jun-99            $  1,908,415               $  2,455,087               $     2,077,096
Jul-99            $  1,862,232               $  2,387,817               $     2,036,592
Aug-99            $  1,831,505               $  2,325,973               $     1,980,382
Sep-99            $  1,856,413               $  2,244,099               $     1,943,349
Oct-99            $  1,925,658               $  2,350,469               $     2,039,739
Nov-99            $  2,027,140               $  2,418,162               $     2,192,924
Dec-99            $  2,195,190               $  2,630,961               $     2,479,100
Jan-00            $  2,098,162               $  2,543,876               $     2,452,822
Feb-00            $  2,244,194               $  2,739,500               $     2,860,481
Mar-00            $  2,404,879               $  2,896,473               $     2,838,455
Apr-00            $  2,379,628               $  2,759,470               $     2,645,440
May-00            $  2,279,921               $  2,686,344               $     2,536,713
Jun-00            $  2,341,707               $  2,765,860               $     2,743,201
Jul-00            $  2,334,448               $  2,734,882               $     2,664,471
Aug-00            $  2,594,505               $  2,996,884               $     2,924,524
Sep-00            $  2,542,096               $  2,954,029               $     2,846,731
Oct-00            $  2,521,505               $  2,908,537               $     2,745,672
Nov-00            $  2,319,028               $  2,646,768               $     2,442,001
Dec-00            $  2,518,233               $  2,848,187               $     2,633,942
Jan-01            $  2,536,868               $  2,894,043               $     2,711,644
Feb-01            $  2,410,024               $  2,717,796               $     2,498,780
Mar-01            $  2,233,129               $  2,549,293               $     2,332,111
Apr-01            $  2,417,362               $  2,767,257               $     2,557,626
May-01            $  2,463,050               $  2,818,728               $     2,618,242
Jun-01            $  2,443,345               $  2,792,232               $     2,625,049
Jul-01            $  2,403,275               $  2,712,374               $     2,542,360
Aug-01            $  2,327,331               $  2,607,948               $     2,432,784
Sep-01            $  2,067,135               $  2,293,429               $     2,121,875
Oct-01            $  2,136,591               $  2,384,249               $     2,227,968
Nov-01            $  2,274,615               $  2,584,049               $     2,396,403
Dec-01            $  2,418,826               $  2,687,928               $     2,504,481
Jan-02            $  2,372,142               $  2,671,800               $     2,475,929
Feb-02            $  2,327,783               $  2,643,479               $     2,433,096
Mar-02            $  2,458,837               $  2,802,088               $     2,597,330
Apr-02            $  2,455,641               $  2,747,728               $     2,554,474
May-02            $  2,435,996               $  2,716,678               $     2,502,618
Jun-02            $  2,277,412               $  2,534,661               $     2,321,679
Jul-02            $  2,094,536               $  2,287,278               $     2,086,261
Aug-02            $  2,113,597               $  2,299,858               $     2,110,044
Sep-02            $  1,970,717               $  2,087,581               $     1,941,662
Oct-02            $  2,071,421               $  2,193,004               $     2,032,921
Nov-02            $  2,158,835               $  2,345,198               $     2,171,159
Dec-02            $  2,094,934               $  2,252,798               $     2,069,549
Jan-03            $  2,065,814               $  2,207,291               $     2,028,572
Feb-03            $  2,028,010               $  2,178,155               $     1,985,769
Mar-03            $  2,065,325               $  2,199,719               $     1,990,733
Apr-03            $  2,191,723               $  2,359,418               $     2,141,034
May-03            $  2,358,513               $  2,575,305               $     2,320,881
Jun-03            $  2,380,919               $  2,601,315               $     2,361,728
Jul-03            $  2,445,442               $  2,687,159               $     2,434,942
Aug-03            $  2,521,250               $  2,803,782               $     2,542,810
Sep-03            $  2,482,675               $  2,768,734               $     2,500,090
Oct-03            $  2,646,532               $  2,979,989               $     2,683,597
Nov-03            $  2,710,313               $  3,063,726               $     2,756,859
Dec-03            $  2,775,638               $  3,155,638               $     2,826,883

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell MidCap Index, and Lipper Mid-Cap Core Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP GROWTH FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                        10/29/1999
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                    $          60.6
Primary Benchmark                RUSSELL MID CAP
                                    GROWTH INDEX

Q.   HOW DID THE FUND PERFORM?

A. JPMorgan Mid Cap Growth Fund, which seeks to provide long-term growth from a portfolio of mid-capitalization stocks, rose 37.53% (Class A shares, without sales charge) in the year ended December 31, 2003. This compares with a gain of 42.72% for the Russell Midcap(R) Growth Index, the Fund's benchmark.

Q.   WHY DID THE FUND PERFORM IN THIS WAY?

A. The Fund posted a solid gain for the period, but results trailed its benchmark. All sectors posted positive returns in the period, with particularly strong stock selection in the Producer Durable and Auto and Transportation sectors. Weaker stock selection in the Consumer Discretionary and Health Care sectors, however, offset the stronger results in those sectors and led to the Fund's underperformance.

     The portfolio's top detractors were casino operator Harrah's Entertainment, and hospital operator Triad Hospitals. Shares of Harrah's Entertainment declined early in 2003 after management reported disappointing quarterly earnings. The casino operator said market and weather-related sales weakness in certain areas negatively impacted earnings. Shares of Triad Hospitals declined as investor sentiment turned negative after the company withdrew its previously issued earnings forecasts and increased its bad debt provision. Following these announcements, we eliminated our positions in both companies.

     The portfolio's top contributor for the period was Omnicare, the provider of pharmacy services to long-term care institutions. Omnicare posted higher profit on strong demand and the acquisition of NCS Healthcare. The company is uniquely positioned as a comprehensive provider of pharmaceutical care to the nation's growing elderly population. Electronic components manufacturer Vishay Intertechnology also contributed strongly to the Fund's total return as the sector rebounded on signs of a recovery. Vishay's breadth of product offering should benefit it considerably as trends improve further in 2004.

Q.   HOW WAS THE FUND MANAGED?

A. Given the range of events the market encountered in 2003, the portfolio manager has sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends. The portfolio manager's focus remains on stock selection, believing that quality growth companies -- regardless of their economic sector -- will perform well over the long-term.

     During the period we did increase the Fund's weighting in the Technology sector, where we added names such as Lucent Technologies, Corning and Juniper Networks. To fund these new names we reduced the portfolio's exposure in the Consumer Discretionary sector, by eliminating Retail stocks that had disappointed such as TJX, Circuit City, and Office Depot.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                39.4%
Consumer Goods & Services                 25.5%
Health Services & Systems                 10.6%
Pharmaceuticals                            7.3%
Finance & Insurance                        6.7%
Energy                                     5.2%
Industrial Products & Services             2.8%
Telecommunications                         2.3%
Short-Term Investments                     0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Omnicare, Inc.                     1.7%
 2. Zimmer Holdings, Inc.              1.7%
 3. NBTY, Inc.                         1.6%
 4. Vishay Intertechnology, Inc.       1.6%
 5. T. Rowe Price Group, Inc.          1.6%
 6. Dollar General Corp.               1.6%
 7. Medicis Pharmaceutical
    Corp., Class A                     1.5%
 8. KLA-Tencor Corp.                   1.5%
 9. Amphenol Corp., Class A            1.5%
10. Fairmont Hotels & Resorts,
    Inc. (Canada)                      1.5%

Top 10 equity holdings comprised 15.8% of the Portfolio's market value of investments ($9,543 in thousands). As of December 31, 2003, the Fund held 104 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                            SINCE
                                                                        INCEPTION
                                             1 YEAR       3 YEAR       (10/29/99)
                                    ---------------------------------------------------
CLASS A SHARES
            Without Sales Charge              37.53%      (11.39%)         (15.21%)
               With Sales Charge*             29.55%      (13.12%)         (16.41%)
                                    ---------------------------------------------------
CLASS B SHARES
                    Without CDSC              36.68%      (11.99%)         (15.81%)
                       With CDSC**            31.68%      (12.86%)         (16.20%)

 *   Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/03)

           JPMORGAN MID CAP GROWTH FUND (CLASS A SHARES)    RUSSELL MIDCAP GROWTH INDEX   LIPPER MID-CAP GROWTH FUNDS INDEX
           ---------------------------------------------    ---------------------------   ---------------------------------
Oct-99                 $          9,425                           $      10,000                     $       10,000
Oct-99                 $          9,425                           $      10,000                     $       10,000
Nov-99                 $         11,657                           $      11,036                     $       11,254
Dec-99                 $         13,354                           $      12,947                     $       13,602
Jan-00                 $         13,617                           $      12,945                     $       13,368
Feb-00                 $         18,326                           $      15,666                     $       16,718
Mar-00                 $         15,190                           $      15,682                     $       15,541
Apr-00                 $         11,273                           $      14,159                     $       13,491
May-00                 $          9,493                           $      13,127                     $       12,278
Jun-00                 $         12,582                           $      14,519                     $       14,186
Jul-00                 $         11,734                           $      13,600                     $       13,597
Aug-00                 $         12,939                           $      15,651                     $       15,376
Sep-00                 $         11,781                           $      14,886                     $       14,636
Oct-00                 $          9,484                           $      13,868                     $       13,452
Nov-00                 $          6,423                           $      10,854                     $       10,639
Dec-00                 $          6,795                           $      11,426                     $       11,406
Jan-01                 $          7,096                           $      12,079                     $       11,562
Feb-01                 $          5,604                           $       9,989                     $        9,827
Mar-01                 $          5,093                           $       8,560                     $        8,785
Apr-01                 $          5,661                           $       9,987                     $        9,942
May-01                 $          5,777                           $       9,940                     $       10,024
Jun-01                 $          5,517                           $       9,945                     $        9,985
Jul-01                 $          5,112                           $       9,274                     $        9,460
Aug-01                 $          4,766                           $       8,602                     $        8,826
Sep-01                 $          4,111                           $       7,180                     $        7,553
Oct-01                 $          4,381                           $       7,935                     $        7,974
Nov-01                 $          4,689                           $       8,789                     $        8,629
Dec-01                 $          4,871                           $       9,123                     $        9,003
Jan-02                 $          4,727                           $       8,827                     $        8,659
Feb-02                 $          4,390                           $       8,326                     $        8,229
Mar-02                 $          4,698                           $       8,962                     $        8,747
Apr-02                 $          4,525                           $       8,487                     $        8,457
May-02                 $          4,361                           $       8,235                     $        8,174
Jun-02                 $          3,957                           $       7,325                     $        7,440
Jul-02                 $          3,572                           $       6,613                     $        6,638
Aug-02                 $          3,495                           $       6,590                     $        6,559
Sep-02                 $          3,264                           $       6,066                     $        6,152
Oct-02                 $          3,466                           $       6,536                     $        6,462
Nov-02                 $          3,629                           $       7,048                     $        6,846
Dec-02                 $          3,437                           $       6,623                     $        6,441
Jan-03                 $          3,389                           $       6,558                     $        6,346
Feb-03                 $          3,312                           $       6,501                     $        6,248
Mar-03                 $          3,408                           $       6,622                     $        6,337
Apr-03                 $          3,601                           $       7,072                     $        6,782
May-03                 $          3,918                           $       7,753                     $        7,343
Jun-03                 $          3,995                           $       7,864                     $        7,458
Jul-03                 $          4,130                           $       8,144                     $        7,752
Aug-03                 $          4,322                           $       8,593                     $        8,133
Sep-03                 $          4,188                           $       8,426                     $        7,860
Oct-03                 $          4,544                           $       9,106                     $        8,476
Nov-03                 $          4,659                           $       9,350                     $        8,678
Dec-03                 $          4,732                           $       9,452                     $        8,722

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The JPMorgan MidCap Growth Fund (formerly J.P. Morgan H&Q IPO & Emerging Company
Fund) commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and assumes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP VALUE FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)


FUND FACTS

Fund Inception                        11/13/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                    $         856.3
Primary Benchmark                RUSSELL MID CAP
                                     VALUE INDEX

Q.   HOW DID THE FUND PERFORM?

A. JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, rose 30.62% (Institutional shares) during the year ended December 31, 2003. This compares with a gain of 38.06% for the Russell MidCap(R) Value Index, the Fund's benchmark.

Q.   WHY DID THE FUND PERFORM THIS WAY?

A. Although the Fund participated in the market's climb, results trailed the benchmark for the period. In a period when all sectors of the fund and benchmark registered gains, it was the more aggressive, high beta stocks that led the benchmark higher. The Fund's underweight position in the Information Technology sector and large cash position were the primary drags on performance. Additionally, the Fund's Consumer Discretionary holdings, which rose sharply during the period, performed poorly.

     On the plus side many of the Fund's core Financial Service holdings performed well during the year as improving economic conditions, net interest margin stabilization, rebounding equity markets and expectations of industry consolidation, aided the sector. Even though the asset management companies have enjoyed the vibrant recovery, the regional banks and mortgage companies have also managed to keep pace. In particular, Golden West Financial, MGIC Investment, T. Rowe Price, North Fork Bancorp, and TCF Financial were amongst the top contributors to the portfolio's total return during the year.

     Despite the Fund's strong performance a few of the portfolio's holdings did not fare well. The top detractor to the Fund's total return was Black & Decker, which continues to face a number of challenges including increased private label competition in its power tool business. As a result of these issues, we sold our position in the company early in the year before the market recovery.

Q.   HOW WAS THE FUND MANAGED?

A. Despite the Fund's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that were the driving force behind the rally in U.S. equities in 2003. As is often the case, our overriding focus on quality and value -- which generally avoids investments in highly cyclical and leveraged companies -- works to smooth out portfolio performance at sharp inflection points in the market such as the one just experienced.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                       25.7%
Consumer Goods & Services                 23.0%
Industrial Products & Services            12.7%
Energy                                     8.3%
Technology                                 7.2%
Short-Term Investments                     6.1%
Telecommunications                         4.3%
Utilities                                  4.3%
REITs                                      4.1%
Health Services & Systems                  3.1%
Pharmaceuticals                            1.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Kinder Morgan, Inc.                 2.5%
 2. VF Corp.                            2.5%
 3. Golden West Financial Corp.         2.4%
 4. AutoZone, Inc.                      2.4%
 5. Wilmington Trust Corp.              2.1%
 6. Gannett Co., Inc.                   2.0%
 7. Outback Steakhouse, Inc.            2.0%
 8. North Fork
    Bancorporation, Inc.                2.0%
 9. MGIC Investment Corp.               2.0%
10. Devon Energy Corp.                  1.9%

Top 10 equity holdings comprised 21.8% of the Portfolio's market value of investments ($186,422 in thousands). As of December 31, 2003 the Fund held 90 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                        SINCE
                                                                                    INCEPTION
                                          1 YEAR       3 YEARS       5 YEARS       (11/13/97)
                                  ----------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge           30.07%        13.51%        17.64%           18.49%
               With Sales Charge*          22.60%        11.29%        16.25%           17.35%
                                  ----------------------------------------------------------------
CLASS B SHARES
                    Without CDSC           29.06%        12.76%        17.17%           18.11%
                       With CDSC**         24.06%        11.97%        16.96%           18.11%
                                  ----------------------------------------------------------------
CLASS C SHARES
                    Without CDSC           29.09%        12.84%        17.22%           18.15%
                       With CDSC***        28.09%        12.84%        17.22%           18.15%
                                  ----------------------------------------------------------------
INSTITUTIONAL SHARES                       30.62%        14.01%        17.95%           18.75%
                                  ----------------------------------------------------------------
SELECT SHARES                              30.34%        13.80%        17.82%           18.64%

  *  Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/03)

        JPMORGAN MID CAP VALUE FUND
          (INSTITUTIONAL SHARES)     RUSSELL MIDCAP VALUE INDEX  S&P MIDCAP 400/BARRA VALUE INDEX  LIPPER MID-CAP VALUE FUNDS INDEX
        ---------------------------  --------------------------  --------------------------------  --------------------------------
Nov-97        $     3,000,000              $    3,000,000               $     3,000,000                     $    3,000,000
Nov-97        $     3,060,000              $    3,000,000               $     3,000,000                     $    3,000,000
Dec-97        $     3,146,904              $    3,114,900               $     3,180,000                     $    3,031,200
Jan-98        $     3,170,820              $    3,054,471               $     3,107,178                     $    2,992,098
Feb-98        $     3,321,117              $    3,258,510               $     3,337,109                     $    3,200,048
Mar-98        $     3,579,832              $    3,426,323               $     3,493,286                     $    3,333,810
Apr-98        $     3,597,732              $    3,407,135               $     3,515,643                     $    3,372,149
May-98        $     3,555,638              $    3,327,408               $     3,373,611                     $    3,240,973
Jun-98        $     3,591,906              $    3,338,056               $     3,348,646                     $    3,228,009
Jul-98        $     3,408,359              $    3,168,817               $     3,202,980                     $    3,045,949
Aug-98        $     3,050,482              $    2,723,281               $     2,678,332                     $    2,536,057
Sep-98        $     3,194,769              $    2,882,048               $     2,886,706                     $    2,608,588
Oct-98        $     3,423,515              $    3,068,805               $     3,114,467                     $    2,764,843
Nov-98        $     3,637,142              $    3,176,520               $     3,187,034                     $    2,866,865
Dec-98        $     3,768,807              $    3,273,086               $     3,329,176                     $    2,978,673
Jan-99        $     3,699,084              $    3,196,823               $     3,155,060                     $    2,958,716
Feb-99        $     3,683,917              $    3,126,493               $     3,004,564                     $    2,804,567
Mar-99        $     3,701,969              $    3,171,202               $     3,061,050                     $    2,860,378
Apr-99        $     4,002,198              $    3,471,515               $     3,357,359                     $    3,081,199
May-99        $     4,226,722              $    3,486,095               $     3,412,084                     $    3,107,389
Jun-99        $     4,366,203              $    3,525,837               $     3,518,200                     $    3,227,334
Jul-99        $     4,461,387              $    3,437,691               $     3,471,408                     $    3,167,952
Aug-99        $     4,243,225              $    3,318,747               $     3,339,842                     $    3,060,241
Sep-99        $     4,166,423              $    3,150,818               $     3,175,521                     $    2,990,162
Oct-99        $     4,316,830              $    3,243,767               $     3,239,032                     $    3,018,867
Nov-99        $     4,299,131              $    3,184,406               $     3,304,136                     $    3,127,245
Dec-99        $     4,291,393              $    3,269,749               $     3,406,565                     $    3,333,330
Jan-00        $     4,204,707              $    3,074,218               $     3,259,401                     $    3,158,997
Feb-00        $     3,944,015              $    2,945,715               $     3,139,781                     $    3,247,133
Mar-00        $     4,540,350              $    3,302,736               $     3,620,167                     $    3,470,536
Apr-00        $     4,500,849              $    3,315,947               $     3,587,224                     $    3,415,701
May-00        $     4,737,594              $    3,372,981               $     3,690,536                     $    3,390,766
Jun-00        $     4,698,272              $    3,247,169               $     3,523,724                     $    3,398,904
Jul-00        $     4,844,388              $    3,323,153               $     3,663,263                     $    3,422,697
Aug-00        $     5,010,066              $    3,526,862               $     3,925,187                     $    3,642,434
Sep-00        $     5,156,360              $    3,560,720               $     3,983,279                     $    3,610,745
Oct-00        $     5,377,568              $    3,628,374               $     3,945,438                     $    3,584,386
Nov-00        $     5,389,398              $    3,581,205               $     3,950,567                     $    3,391,188
Dec-00        $     5,805,999              $    3,897,067               $     4,354,315                     $    3,686,560
Jan-01        $     5,878,574              $    3,883,038               $     4,548,518                     $    3,815,590
Feb-01        $     5,925,602              $    3,866,729               $     4,397,962                     $    3,683,570
Mar-01        $     5,755,538              $    3,759,620               $     4,204,451                     $    3,544,331
Apr-01        $     6,049,070              $    3,966,400               $     4,584,954                     $    3,776,840
May-01        $     6,214,815              $    4,079,045               $     4,675,736                     $    3,882,213
Jun-01        $     6,299,958              $    4,024,794               $     4,683,218                     $    3,914,048
Jul-01        $     6,385,007              $    4,008,695               $     4,683,686                     $    3,900,348
Aug-01        $     6,231,767              $    3,935,336               $     4,588,607                     $    3,809,860
Sep-01        $     5,733,849              $    3,559,905               $     4,073,765                     $    3,433,065
Oct-01        $     5,737,862              $    3,578,772               $     4,137,723                     $    3,499,323
Nov-01        $     6,061,478              $    3,829,286               $     4,389,297                     $    3,762,122
Dec-01        $     6,381,524              $    3,988,202               $     4,665,823                     $    3,934,804
Jan-02        $     6,385,991              $    4,028,482               $     4,664,890                     $    3,918,671
Feb-02        $     6,566,714              $    4,093,744               $     4,775,447                     $    3,933,170
Mar-02        $     6,841,860              $    4,302,934               $     5,128,831                     $    4,180,173
Apr-02        $     6,963,645              $    4,299,922               $     5,205,763                     $    4,168,887
May-02        $     7,045,119              $    4,293,472               $     5,115,183                     $    4,107,604
Jun-02        $     6,679,478              $    4,101,983               $     4,827,709                     $    3,817,197
Jul-02        $     6,278,709              $    3,700,399               $     4,327,076                     $    3,443,111
Aug-02        $     6,455,141              $    3,743,324               $     4,365,154                     $    3,452,752
Sep-02        $     6,089,134              $    3,365,248               $     3,935,623                     $    3,150,982
Oct-02        $     6,459,354              $    3,472,263               $     4,093,048                     $    3,257,800
Nov-02        $     6,703,517              $    3,691,016               $     4,355,822                     $    3,520,378
Dec-02        $     6,587,546              $    3,603,169               $     4,194,221                     $    3,358,441
Jan-03        $     6,492,027              $    3,503,362               $     4,049,101                     $    3,276,831
Feb-03        $     6,414,772              $    3,445,206               $     3,963,665                     $    3,203,758
Mar-03        $     6,510,352              $    3,456,920               $     3,950,981                     $    3,216,573
Apr-03        $     6,923,108              $    3,719,645               $     4,271,801                     $    3,463,284
May-03        $     7,367,572              $    4,046,974               $     4,689,156                     $    3,774,633
Jun-03        $     7,403,673              $    4,075,303               $     4,708,850                     $    3,833,140
Jul-03        $     7,603,572              $    4,202,045               $     4,850,586                     $    3,953,884
Aug-03        $     7,794,422              $    4,351,218               $     5,097,966                     $    4,131,018
Sep-03        $     7,735,184              $    4,317,278               $     5,048,006                     $    4,069,879
Oct-03        $     8,175,316              $    4,634,166               $     5,461,438                     $    4,351,921
Nov-03        $     8,356,808              $    4,768,557               $     5,677,165                     $    4,487,701
Dec-03        $     8,604,660              $    4,974,559               $     5,880,975                     $    4,670,799

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JP MORGAN SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                        12/20/1994
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                      $       746.5
Primary Benchmark                  S&P SMALL CAP
                                       600 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, rose 36.37% (Class A shares, net of fees) during the year ended December 31, 2003. This compares with an appreciation of 38.78% by the S&P Small Cap 600 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund delivered strong absolute performance in 2003, although it trailed its benchmark. In the rally that dominated the 2003 equity market, it was low-quality, non-earning, micro-cap stocks that led the market for most of the year. Our bias toward owning high-quality, profitable, relatively large small cap companies hurt relative performance during the year.

     Stock selection added to relative performance in a number of areas, most significantly in the Health Services and Systems and Pharmaceuticals sectors. In Health Services and Systems, our holdings gained 60% during the year. Key holdings such as managed care provider, Coventry Health Care, medical device manufacturer, Inamed Corp, and contact lens maker, Cooper Companies, drove the sector's outperformance. In Pharmaceuticals, Scios, a biotechnology company that makes drugs to treat cardiovascular diseases and chronic pain, contributed to performance when it was acquired by Johnson & Johnson.

     Stock selection in the Industrial Cyclical and Basic Materials sectors detracted from relative performance. As the most cyclical stocks led the rally, our less cyclical holdings underperformed. Our less cyclical holdings included Alliant Techsystems, a maker of defense equipment; Waste Connections, a waste collection company; and EMCOR Group, a provider of construction and facilities services.

     In the Basic Materials sector, the portfolio suffered from being underweight in the metals and mining industry as rising commodity prices and the weak dollar drove a robust rally. In addition, our holdings in the Specialty Chemical industry sector such as Scotts Company, Georgia Gulf Corp., Spartech Corp. and Albemarle Corp. all underperformed. The stock price of Cambrex Corp., a manufacturer of specialty chemicals used to make pharmaceuticals, was the largest detractor, declining 16% during the year after reducing its profit forecast in early April.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, we increased our weightings in areas that we believe are positioned to benefit from an economic and market recovery, such as technology and industrial cyclical stocks. At year-end, the Fund had significant overweights in the Systems Hardware and Industrial Cyclical sectors. We were underweight in the Basic Materials and Finance sectors.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 28.6%
Technology                                19.5%
Industrial Products & Services            18.1%
Finance & Insurance                       11.5%
Health Services & Systems                  8.9%
Energy                                     6.3%
Utilities                                  2.5%
Pharmaceuticals                            2.0%
REITs                                      1.7%
Telecommunications                         0.5%
Short-Term Investments                     0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. CACI International, Inc.,
    Class A                                 1.7%
 2. International
    Rectifier Corp.                         1.7%
 3. East-West Bancorp., Inc.                1.5%
 4. Cooper Companies, Inc.                  1.4%
 5. Patina Oil & Gas Corp.                  1.4%
 6. Winnebago Industries, Inc.              1.4%
 7. Oshkosh Truck Corp.                     1.3%
 8. AnnTaylor Stores Corp.                  1.3%
 9. Chico's FAS, Inc.                       1.3%
10. Church & Dwight Co., Inc.               1.3%

Top 10 equity holdings comprised 14.3% of the Portfolio's market value of investments ($106,917 in thousands). As of December 31, 2003 the Fund held 114 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                     SINCE
                                                                                 INCEPTION
                                       1 YEAR       3 YEARS       5 YEARS       (12/20/94)
                                 -------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge        36.37%         1.88%         6.55%           14.67%
               With Sales Charge*       28.52%        (0.11%)        5.30%           13.93%
                                 -------------------------------------------------------------
CLASS B SHARES
                    Without CDSC        35.39%         1.09%         5.75%           13.93%
                       With CDSC**      30.39%         0.10%         5.43%           13.93%
                                 -------------------------------------------------------------
SELECT SHARES                           37.07%         2.43%         7.13%           15.14%

 *   Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/20/94 TO 12/31/03)

        JPMORGAN SMALL CAP EQUITY FUND (CLASS A SHARES)   S&P SMALLCAP 600 INDEX   LIPPER SMALL-CAP CORE FUNDS INDEX
        -----------------------------------------------   ----------------------   ---------------------------------
Dec-94                  $          9,425                       $    10,000                    $      10,000
Dec-94                  $          9,791                       $    10,000                    $      10,000
Jan-95                  $          9,489                       $     9,858                    $      10,103
Feb-95                  $         10,045                       $    10,264                    $      10,505
Mar-95                  $         10,838                       $    10,471                    $      10,728
Apr-95                  $         11,225                       $    10,705                    $      10,908
May-95                  $         11,583                       $    10,872                    $      11,040
Jun-95                  $         12,449                       $    11,469                    $      11,479
Jul-95                  $         13,424                       $    12,346                    $      12,114
Aug-95                  $         13,906                       $    12,614                    $      12,518
Sep-95                  $         14,322                       $    12,936                    $      12,732
Oct-95                  $         14,256                       $    12,297                    $      12,281
Nov-95                  $         14,653                       $    12,739                    $      12,648
Dec-95                  $         15,081                       $    12,950                    $      13,073
Jan-96                  $         15,149                       $    12,978                    $      13,169
Feb-96                  $         15,714                       $    13,403                    $      13,635
Mar-96                  $         16,165                       $    13,689                    $      13,976
Apr-96                  $         17,699                       $    14,475                    $      14,940
May-96                  $         18,466                       $    14,989                    $      15,614
Jun-96                  $         18,283                       $    14,401                    $      14,905
Jul-96                  $         16,692                       $    13,411                    $      13,695
Aug-96                  $         17,909                       $    14,239                    $      14,393
Sep-96                  $         18,733                       $    14,864                    $      14,998
Oct-96                  $         18,398                       $    14,762                    $      14,717
Nov-96                  $         18,867                       $    15,528                    $      15,248
Dec-96                  $         19,423                       $    15,710                    $      15,518
Jan-97                  $         20,035                       $    15,971                    $      15,864
Feb-97                  $         19,228                       $    15,627                    $      15,449
Mar-97                  $         18,061                       $    14,794                    $      14,670
Apr-97                  $         17,526                       $    14,975                    $      14,674
May-97                  $         19,647                       $    16,734                    $      16,239
Jun-97                  $         20,873                       $    17,474                    $      17,156
Jul-97                  $         22,087                       $    18,573                    $      18,189
Aug-97                  $         22,456                       $    19,041                    $      18,635
Sep-97                  $         23,887                       $    20,300                    $      20,032
Oct-97                  $         22,924                       $    19,423                    $      19,235
Nov-97                  $         22,729                       $    19,281                    $      18,989
Dec-97                  $         22,870                       $    19,670                    $      18,968
Jan-98                  $         22,690                       $    19,287                    $      18,691
Feb-98                  $         24,691                       $    21,044                    $      20,087
Mar-98                  $         26,352                       $    21,848                    $      21,033
Apr-98                  $         26,052                       $    21,977                    $      21,235
May-98                  $         24,580                       $    20,814                    $      20,133
Jun-98                  $         25,101                       $    20,874                    $      20,061
Jul-98                  $         23,540                       $    19,278                    $      18,614
Aug-98                  $         18,396                       $    15,557                    $      15,016
Sep-98                  $         19,798                       $    16,511                    $      15,648
Oct-98                  $         20,418                       $    17,277                    $      16,290
Nov-98                  $         21,708                       $    18,249                    $      17,199
Dec-98                  $         23,634                       $    19,416                    $      18,279
Jan-99                  $         22,979                       $    19,171                    $      18,142
Feb-99                  $         20,831                       $    17,444                    $      16,660
Mar-99                  $         21,143                       $    17,669                    $      16,735
Apr-99                  $         22,232                       $    18,837                    $      17,864
May-99                  $         22,132                       $    19,294                    $      18,234
Jun-99                  $         23,717                       $    20,392                    $      19,288
Jul-99                  $         23,747                       $    20,213                    $      19,182
Aug-99                  $         23,232                       $    19,323                    $      18,478
Sep-99                  $         23,232                       $    19,404                    $      18,463
Oct-99                  $         22,970                       $    19,356                    $      18,624
Nov-99                  $         24,210                       $    20,165                    $      19,825
Dec-99                  $         26,885                       $    21,823                    $      21,964
Jan-00                  $         26,162                       $    21,146                    $      21,542
Feb-00                  $         29,673                       $    23,978                    $      24,580
Mar-00                  $         29,661                       $    23,090                    $      24,231
Apr-00                  $         29,955                       $    22,696                    $      22,884
May-00                  $         28,181                       $    22,024                    $      21,911
Jun-00                  $         30,427                       $    23,325                    $      23,844
Jul-00                  $         29,445                       $    22,752                    $      23,102
Aug-00                  $         32,436                       $    24,767                    $      25,160
Sep-00                  $         31,622                       $    24,094                    $      24,514
Oct-00                  $         31,486                       $    24,245                    $      23,776
Nov-00                  $         28,098                       $    21,721                    $      21,408
Dec-00                  $         30,692                       $    24,398                    $      23,487
Jan-01                  $         29,568                       $    25,444                    $      24,323
Feb-01                  $         27,469                       $    23,892                    $      22,778
Mar-01                  $         26,214                       $    22,795                    $      21,701
Apr-01                  $         28,326                       $    24,533                    $      23,430
May-01                  $         28,740                       $    25,001                    $      24,283
Jun-01                  $         29,062                       $    25,916                    $      25,034
Jul-01                  $         29,262                       $    25,483                    $      24,453
Aug-01                  $         28,393                       $    24,902                    $      23,768
Sep-01                  $         25,333                       $    21,536                    $      20,654
Oct-01                  $         26,255                       $    22,683                    $      21,881
Nov-01                  $         27,391                       $    24,342                    $      23,507
Dec-01                  $         28,783                       $    25,989                    $      25,157
Jan-02                  $         28,970                       $    26,216                    $      24,860
Feb-02                  $         28,689                       $    25,765                    $      24,197
Mar-02                  $         29,986                       $    27,800                    $      26,055
Apr-02                  $         30,493                       $    28,587                    $      26,183
May-02                  $         29,825                       $    27,403                    $      25,206
Jun-02                  $         28,059                       $    25,987                    $      23,795
Jul-02                  $         24,703                       $    22,317                    $      20,561
Aug-02                  $         24,891                       $    22,529                    $      20,670
Sep-02                  $         23,584                       $    21,150                    $      19,206
Oct-02                  $         23,921                       $    21,827                    $      19,888
Nov-02                  $         24,649                       $    22,962                    $      21,356
Dec-02                  $         23,801                       $    22,188                    $      20,318
Jan-03                  $         23,020                       $    21,425                    $      19,725
Feb-03                  $         22,723                       $    20,740                    $      19,109
Mar-03                  $         22,709                       $    20,903                    $      19,270
Apr-03                  $         24,338                       $    22,599                    $      20,875
May-03                  $         25,912                       $    24,420                    $      22,708
Jun-03                  $         26,371                       $    25,055                    $      23,230
Jul-03                  $         27,597                       $    26,358                    $      24,422
Aug-03                  $         29,104                       $    27,642                    $      25,479
Sep-03                  $         28,336                       $    26,829                    $      24,926
Oct-03                  $         30,841                       $    29,155                    $      26,886
Nov-03                  $         31,689                       $    30,257                    $      27,854
Dec-03                  $         32,468                       $    30,793                    $      28,628

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 20, 1994 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SMALL CAP GROWTH FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                        11/14/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                      $         4.4
Primary Benchmark                  RUSSSELL 2000
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Growth Fund, which seeks growth from capital appreciation, rose 40.25% (Institutional shares) during the year ended December 31, 2003. This compares with a gain of 48.53% for the Russell 2000(R) Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the market's rapid ascent, although results trailed the benchmark index. All sectors posted positive returns in the period, with particularly strong stock selection in the Utilities sector. Weaker stock selection in the Healthcare sector, however, offset the stronger results and led to the Fund's underperformance.

     Medcath was the portfolio's top detractor in the period, disappointing investors with lackluster results earlier in the year. The company, which develops hospitals focused on providing cardiovascular care, reported earnings that met expectations but reflected moderate deterioration in several important operating trends. We believed the lower-quality earnings raised the possibility that it may become increasingly difficult for the company to achieve ongoing operational efficiencies. Additionally, Daisytek International, the leading wholesale distributor of consumable computer and non-paper office supplies, also detracted from the portfolio's performance. The company reported lower than expected profits for its fiscal third quarter, citing a heavy cost burden associated with the company's growth initiatives and a looming shortfall in working capital. As a result of these announcements, both positions were sold from the portfolio.

     Global Imaging Systems was the portfolio's top contributor for the period. Shares rose strongly after the company reported its eleventh consecutive quarter in which earnings per share exceeded consensus estimates, driven by a combination of strong revenues and gross margins. The company provides sales, service, and support of copiers, faxes, PCs and PC networks, printers, and document imaging and storage equipment. Another top contributor was Packeteer, the provider of bandwidth management software. The sluggish economy has been a key driver of growth for the bandwidth management industry as customers seek low-cost solutions to improve network capacity in a time when expensive network upgrades are not possible.

Q:   HOW WAS THE FUND MANAGED?

A: We continue to focus on maintaining our longstanding philosophy of making long-term investments in small cap growth companies with leading competitive positions and strong management.

     During the period, we did increase the Fund's weighting in the Technology sector, where we added names such as Artisan Components, Aeroflex and Lawson Software. To fund these new names we reduced the portfolio's exposure in the Financial Services sector, by eliminating stocks that had disappointed such as AmeriCredit and Brown & Brown as well as taking profits from those that performed extremely well such as Checkfree and Chelsea Properties.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                29.6%
Consumer Goods & Services                 20.0%
Health Services & Systems                 11.3%
Industrial Products & Services             9.2%
Finance & Insurance                        7.8%
Pharmaceuticals                            7.6%
Energy                                     5.2%
Telecommunications                         4.5%
Short-Term Investments                     3.8%
REITs                                      1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Global Imaging
    Systems, Inc.                           2.5%
 2. Electronics for Imaging, Inc.           1.9%
 3. Ruby Tuesday, Inc.                      1.8%
 4. Mettler-Toledo
    International, Inc.
    (Switzerland)                           1.7%
 5. UTI Worldwide, Inc.
    (Virgin Islands)                        1.7%
 6. Gray Television, Inc.                   1.6%
 7. Nextel Partners, Inc., Class A          1.6%
 8. United Surgical Partners
    International, Inc.                     1.6%
 9. VCA Antech, Inc.                        1.6%
10. Ritchie Bros.
    Auctioneers, Inc. (Canada)              1.6%

Top 10 equity holdings comprised 17.6% of the Portfolio's market value of investments ($786 in thousands). As of December 31, 2003 the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                       SINCE
                                                                                   INCEPTION
                                         1 YEAR       3 YEARS       5 YEARS       (11/14/97)
                                  ---------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge          39.45%        (9.82%)       (0.18%)           2.47%
               With Sales Charge*         31.34%       (11.59%)       (1.36%)           1.49%
                                  ---------------------------------------------------------------
  INSTITUTIONAL SHARES                    40.25%        (9.16%)        0.25%            2.84%
                                  ---------------------------------------------------------------
  SELECT SHARES                           40.11%        (9.36%)        0.13%            2.73%

 *   Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 12/31/03)

         JPMORGAN SMALL CAP GROWTH FUND
             (INSTITUTIONAL SHARES)      RUSSELL 2000 INDEX  RUSSELL 2000 GROWTH INDEX  LIPPER SMALL-CAP GROWTH FUNDS INDEX
         ------------------------------  ------------------  -------------------------  -----------------------------------
Nov-97          $      3,000,000            $  3,000,000           $   3,000,000                 $     3,000,000
Nov-97          $      2,991,000            $  3,000,000           $   3,000,000                 $     3,000,000
Dec-97          $      3,061,887            $  3,052,500           $   3,001,800                 $     2,960,100
Jan-98          $      3,116,082            $  3,004,271           $   2,961,876                 $     2,916,291
Feb-98          $      3,278,430            $  3,226,286           $   3,223,410                 $     3,151,927
Mar-98          $      3,485,627            $  3,359,209           $   3,358,471                 $     3,294,394
Apr-98          $      3,524,666            $  3,377,685           $   3,378,957                 $     3,318,443
May-98          $      3,389,319            $  3,195,628           $   3,133,645                 $     3,083,497
Jun-98          $      3,482,525            $  3,202,338           $   3,165,608                 $     3,173,844
Jul-98          $      3,233,176            $  2,942,949           $   2,901,280                 $     2,935,171
Aug-98          $      2,599,150            $  2,371,428           $   2,231,664                 $     2,294,129
Sep-98          $      2,845,550            $  2,557,111           $   2,457,955                 $     2,416,865
Oct-98          $      3,019,697            $  2,661,441           $   2,586,261                 $     2,512,090
Nov-98          $      3,193,934            $  2,800,901           $   2,786,954                 $     2,716,323
Dec-98          $      3,516,521            $  2,974,276           $   3,039,174                 $     2,988,498
Jan-99          $      3,590,016            $  3,013,834           $   3,175,937                 $     3,060,820
Feb-99          $      3,427,748            $  2,769,714           $   2,885,338                 $     2,766,369
Mar-99          $      3,461,340            $  2,812,921           $   2,988,056                 $     2,891,409
Apr-99          $      3,819,588            $  3,064,959           $   3,251,902                 $     3,004,174
May-99          $      3,969,698            $  3,109,707           $   3,257,105                 $     3,020,697
Jun-99          $      4,118,562            $  3,250,266           $   3,428,754                 $     3,303,434
Jul-99          $      4,338,905            $  3,161,209           $   3,322,806                 $     3,291,872
Aug-99          $      4,090,720            $  3,044,244           $   3,198,533                 $     3,245,786
Sep-99          $      4,171,307            $  3,044,853           $   3,260,264                 $     3,363,608
Oct-99          $      4,286,018            $  3,057,032           $   3,343,727                 $     3,559,706
Nov-99          $      4,599,754            $  3,239,537           $   3,697,159                 $     4,008,941
Dec-99          $      5,152,645            $  3,606,253           $   4,348,968                 $     4,817,144
Jan-00          $      4,814,116            $  3,548,192           $   4,308,523                 $     4,767,045
Feb-00          $      5,118,849            $  4,133,999           $   5,311,116                 $     6,163,790
Mar-00          $      5,393,220            $  3,861,568           $   4,752,918                 $     5,679,932
Apr-00          $      5,272,951            $  3,629,102           $   4,272,873                 $     4,977,892
May-00          $      5,020,904            $  3,417,525           $   3,898,570                 $     4,570,701
Jun-00          $      5,746,927            $  3,715,533           $   4,402,265                 $     5,375,601
Jul-00          $      5,468,775            $  3,595,893           $   4,024,991                 $     5,025,650
Aug-00          $      5,991,590            $  3,870,260           $   4,448,420                 $     5,565,907
Sep-00          $      5,687,217            $  3,756,474           $   4,227,333                 $     5,290,395
Oct-00          $      5,367,596            $  3,588,936           $   3,884,074                 $     4,893,615
Nov-00          $      4,524,883            $  3,220,711           $   3,178,726                 $     4,060,232
Dec-00          $      4,751,580            $  3,497,370           $   3,373,264                 $     4,419,157
Jan-01          $      5,014,817            $  3,679,583           $   3,646,161                 $     4,553,941
Feb-01          $      4,283,657            $  3,438,202           $   3,146,272                 $     3,971,037
Mar-01          $      3,683,945            $  3,270,074           $   2,860,276                 $     3,585,449
Apr-01          $      4,265,272            $  3,525,794           $   3,210,374                 $     3,972,678
May-01          $      4,460,621            $  3,612,528           $   3,284,855                 $     4,080,337
Jun-01          $      4,705,955            $  3,737,161           $   3,374,531                 $     4,183,162
Jul-01          $      4,228,771            $  3,534,980           $   3,086,684                 $     3,950,159
Aug-01          $      3,915,419            $  3,420,800           $   2,893,766                 $     3,716,310
Sep-01          $      3,102,187            $  2,960,361           $   2,426,712                 $     3,136,194
Oct-01          $      3,529,048            $  3,133,542           $   2,660,162                 $     3,366,077
Nov-01          $      3,951,475            $  3,376,078           $   2,882,285                 $     3,626,948
Dec-01          $      4,233,215            $  3,584,382           $   3,061,852                 $     3,846,741
Jan-02          $      4,165,060            $  3,547,104           $   2,952,850                 $     3,730,570
Feb-02          $      3,688,161            $  3,449,914           $   2,761,800                 $     3,504,870
Mar-02          $      3,947,070            $  3,727,287           $   3,001,801                 $     3,791,568
Apr-02          $      3,674,722            $  3,761,205           $   2,936,962                 $     3,691,471
May-02          $      3,356,858            $  3,594,207           $   2,765,150                 $     3,543,443
Jun-02          $      3,007,074            $  3,415,935           $   2,530,665                 $     3,280,165
Jul-02          $      2,534,662            $  2,900,129           $   2,141,702                 $     2,815,038
Aug-02          $      2,548,350            $  2,892,588           $   2,140,631                 $     2,810,815
Sep-02          $      2,298,611            $  2,684,900           $   1,986,077                 $     2,640,480
Oct-02          $      2,471,237            $  2,771,086           $   2,086,573                 $     2,753,228
Nov-02          $      2,721,079            $  3,018,267           $   2,293,352                 $     2,983,949
Dec-02          $      2,539,311            $  2,850,149           $   2,135,111                 $     2,784,621
Jan-03          $      2,475,828            $  2,771,200           $   2,077,036                 $     2,711,107
Feb-03          $      2,380,509            $  2,687,510           $   2,021,579                 $     2,626,521
Mar-03          $      2,421,454            $  2,722,179           $   2,052,105                 $     2,680,627
Apr-03          $      2,621,466            $  2,980,241           $   2,246,234                 $     2,902,047
May-03          $      2,884,923            $  3,300,021           $   2,499,385                 $     3,198,055
Jun-03          $      2,944,064            $  3,359,751           $   2,547,623                 $     3,306,469
Jul-03          $      3,103,043            $  3,570,072           $   2,740,223                 $     3,499,898
Aug-03          $      3,289,226            $  3,733,581           $   2,887,373                 $     3,685,393
Sep-03          $      3,171,143            $  3,664,510           $   2,814,322                 $     3,594,732
Oct-03          $      3,434,665            $  3,972,329           $   3,057,480                 $     3,920,415
Nov-03          $      3,507,480            $  4,113,346           $   3,157,154                 $     4,024,698
Dec-03          $      3,561,680            $  4,196,847           $   3,171,361                 $     4,030,332

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TRUST SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                          1/1/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                      $       386.0
Primary Benchmark                  S&P SMALL CAP
                                       600 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Trust Small Cap Equity Fund, which seeks capital growth over the long term, rose 35.20% during the year ended December 31, 2003. This compares with an appreciation of 38.78% by the S&P Small Cap 600 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund delivered strong absolute performance in 2003, although it trailed its benchmark. In the rally that dominated the 2003 equity market, it was low-quality, non-earning, micro-cap stocks that led the market for most of the year. Our bias toward owning high-quality, profitable, relatively large small cap companies hurt relative performance during the year.

     Stock selection added to relative performance in a number of areas, most significantly in the Health Services and Systems and Pharmaceuticals sectors. In Health Services and Systems, our holdings gained 60% during the year. Key holdings such as managed care provider, Coventry Health Care, medical device manufacturer, Inamed Corp, and contact lens maker, Cooper Companies, drove this outperformance. In Pharmaceuticals, Scios, a biotechnology company that makes drugs to treat cardiovascular diseases and chronic pain, contributed to performance when it was acquired by Johnson & Johnson.

     Given the strong rally in the market, our large cash position was a major detractor from relative performance. Stock selection in the Industrial Cyclical and Basic Materials sectors also negatively impacted relative performance. As the most cyclical stocks led the rally, our less cyclical holdings underperformed. Our less cyclical holdings included Alliant Techsystems, a maker of defense equipment; Waste Connections, a waste collection company; and EMCOR Group, a provider of construction and facilities services.

     In the Basic Materials sector, the portfolio suffered from being underweight in the metals and mining industry stocks as rising commodity prices and the weak dollar drove a robust rally. In addition, our holdings in the specialty chemical industry sector, such as Scotts Company, Georgia Gulf Corp., Spartech Corp. and Albemarle Corp. all underperformed. The stock price of Cambrex Corp., a manufacturer of specialty chemicals used to make pharmaceuticals, was the largest detractor, declining 16% during the year after reducing its profit forecast in early April.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, we increased our weightings in areas that we believe are positioned to benefit from an economic and market recovery, such as technology and industrial cyclical stocks. At year-end, the Fund had significant overweights in the Systems Hardware and Industrial Cyclical sectors. We were underweight in the Basic Materials and Finance sectors.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 27.7%
Technology                                19.9%
Industrial Products & Services            18.4%
Finance & Insurance                       11.8%
Health Services & Systems                  9.2%
Energy                                     5.9%
Utilities                                  2.5%
Pharmaceuticals                            1.8%
REITs                                      1.7%
Short-Term Investments                     1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. International Rectifier Corp.           1.6%
 2. CACI International, Inc.,               1.5%
 3. East-West Bancorp, Inc.                 1.5%
 4. West Marine, Inc.                       1.3%
 5. Cooper Companies, Inc.                  1.3%
 6. Chico's FAS, Inc.                       1.3%
 7. Patina Oil & Gas Corp.                  1.3%
 8. AnnTaylor Stores Corp.                  1.3%
 9. Winnebago Industries, Inc.              1.2%
10. Oshkosh Truck Corp.                     1.2%

Top 10 equity holdings comprised 13.5% of the Portfolio's market value of investments ($52,633 in thousands). As of December 31, 2003 the Fund held 118 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
                            --------------------------------------------------------------
SELECT SHARES                        35.20%         2.41%         2.97%          6.75%

[CHART]

LIFE OF FUND PERFORMANCE (12/31/93 TO 12/31/03)

        JPMORGAN TRUST SMALL CAP EQUITY   S&P SMALLCAP 600 INDEX   LIPPER SMALL-CAP CORE FUNDS INDEX
        -------------------------------   ----------------------   ---------------------------------
Dec-93          $   1,000,000                 $    1,000,000               $    1,000,000
Jan-94          $   1,007,100                 $    1,023,600               $    1,026,400
Feb-94          $   1,007,301                 $    1,020,632               $    1,024,450
Mar-94          $     957,138                 $      947,452               $      984,599
Apr-94          $     931,678                 $      961,664               $      982,925
May-94          $     947,330                 $      942,623               $      985,382
Jun-94          $     954,719                 $      907,652               $      953,357
Jul-94          $     956,629                 $      918,907               $      967,086
Aug-94          $     996,711                 $      981,484               $    1,011,668
Sep-94          $     998,406                 $      976,381               $    1,013,489
Oct-94          $   1,012,683                 $      966,617               $    1,018,759
Nov-94          $     971,872                 $      929,692               $      992,985
Dec-94          $     982,563                 $      952,283               $    1,001,624
Jan-95          $     995,925                 $      938,761               $    1,011,941
Feb-95          $   1,021,421                 $      977,438               $    1,052,216
Mar-95          $   1,029,797                 $      997,182               $    1,074,523
Apr-95          $   1,037,211                 $    1,019,419               $    1,092,575
May-95          $   1,054,222                 $    1,035,322               $    1,105,795
Jun-95          $   1,102,294                 $    1,092,162               $    1,149,806
Jul-95          $   1,146,606                 $    1,175,712               $    1,213,390
Aug-95          $   1,168,506                 $    1,201,225               $    1,253,796
Sep-95          $   1,195,382                 $    1,231,856               $    1,275,236
Oct-95          $   1,152,468                 $    1,171,002               $    1,230,092
Nov-95          $   1,188,655                 $    1,213,158               $    1,266,872
Dec-95          $   1,177,601                 $    1,233,176               $    1,309,439
Jan-96          $   1,177,365                 $    1,235,889               $    1,318,998
Feb-96          $   1,202,326                 $    1,276,302               $    1,365,690
Mar-96          $   1,246,932                 $    1,303,615               $    1,399,833
Apr-96          $   1,303,792                 $    1,378,442               $    1,496,421
May-96          $   1,315,656                 $    1,427,377               $    1,563,910
Jun-96          $   1,299,605                 $    1,371,424               $    1,492,908
Jul-96          $   1,243,073                 $    1,277,070               $    1,371,684
Aug-96          $   1,298,762                 $    1,355,993               $    1,441,640
Sep-96          $   1,342,011                 $    1,415,521               $    1,502,189
Oct-96          $   1,313,695                 $    1,405,754               $    1,474,098
Nov-96          $   1,367,819                 $    1,478,713               $    1,527,313
Dec-96          $   1,364,399                 $    1,496,014               $    1,554,346
Jan-97          $   1,341,750                 $    1,520,847               $    1,589,008
Feb-97          $   1,339,603                 $    1,488,149               $    1,547,376
Mar-97          $   1,288,431                 $    1,408,831               $    1,469,388
Apr-97          $   1,296,934                 $    1,426,019               $    1,469,829
May-97          $   1,426,498                 $    1,593,576               $    1,626,513
Jun-97          $   1,510,233                 $    1,664,012               $    1,718,411
Jul-97          $   1,589,370                 $    1,768,678               $    1,821,859
Aug-97          $   1,586,986                 $    1,813,249               $    1,866,495
Sep-97          $   1,657,130                 $    1,933,105               $    2,006,482
Oct-97          $   1,607,416                 $    1,849,594               $    1,926,624
Nov-97          $   1,572,375                 $    1,836,092               $    1,901,963
Dec-97          $   1,605,552                 $    1,873,181               $    1,899,871
Jan-98          $   1,572,477                 $    1,836,654               $    1,872,133
Feb-98          $   1,692,615                 $    2,003,974               $    2,011,981
Mar-98          $   1,778,092                 $    2,080,525               $    2,106,745
Apr-98          $   1,775,247                 $    2,092,801               $    2,126,970
May-98          $   1,707,610                 $    1,982,091               $    2,016,580
Jun-98          $   1,694,461                 $    1,987,839               $    2,009,321
Jul-98          $   1,625,836                 $    1,835,770               $    1,864,449
Aug-98          $   1,383,911                 $    1,481,466               $    1,504,051
Sep-98          $   1,424,737                 $    1,572,280               $    1,567,371
Oct-98          $   1,470,471                 $    1,645,234               $    1,631,634
Nov-98          $   1,565,316                 $    1,737,860               $    1,722,679
Dec-98          $   1,660,487                 $    1,848,910               $    1,830,863
Jan-99          $   1,649,030                 $    1,825,614               $    1,817,131
Feb-99          $   1,523,704                 $    1,661,126               $    1,668,672
Mar-99          $   1,499,629                 $    1,682,554               $    1,676,181
Apr-99          $   1,617,500                 $    1,793,771               $    1,789,323
May-99          $   1,677,994                 $    1,837,360               $    1,826,362
Jun-99          $   1,726,824                 $    1,941,906               $    1,931,926
Jul-99          $   1,695,569                 $    1,924,817               $    1,921,300
Aug-99          $   1,579,422                 $    1,840,125               $    1,850,788
Sep-99          $   1,485,604                 $    1,847,853               $    1,849,308
Oct-99          $   1,408,799                 $    1,843,234               $    1,865,397
Nov-99          $   1,494,172                 $    1,920,281               $    1,985,715
Dec-99          $   1,601,453                 $    2,078,128               $    2,199,974
Jan-00          $   1,523,623                 $    2,013,706               $    2,157,734
Feb-00          $   1,662,730                 $    2,283,341               $    2,461,975
Mar-00          $   1,689,333                 $    2,198,858               $    2,427,015
Apr-00          $   1,713,998                 $    2,161,257               $    2,292,073
May-00          $   1,638,753                 $    2,097,284               $    2,194,659
Jun-00          $   1,773,295                 $    2,221,233               $    2,388,228
Jul-00          $   1,715,840                 $    2,166,591               $    2,313,954
Aug-00          $   1,894,802                 $    2,358,551               $    2,520,128
Sep-00          $   1,837,390                 $    2,294,398               $    2,455,361
Oct-00          $   1,833,531                 $    2,308,853               $    2,381,454
Nov-00          $   1,634,776                 $    2,068,502               $    2,144,261
Dec-00          $   1,789,426                 $    2,323,341               $    2,352,469
Jan-01          $   1,732,880                 $    2,423,012               $    2,436,217
Feb-01          $   1,613,485                 $    2,275,208               $    2,281,517
Mar-01          $   1,545,234                 $    2,170,776               $    2,173,601
Apr-01          $   1,662,672                 $    2,336,190               $    2,346,838
May-01          $   1,685,950                 $    2,380,811               $    2,432,262
Jun-01          $   1,705,169                 $    2,467,948               $    2,507,419
Jul-01          $   1,715,230                 $    2,426,734               $    2,449,247
Aug-01          $   1,666,174                 $    2,371,404               $    2,380,668
Sep-01          $   1,491,893                 $    2,050,790               $    2,068,801
Oct-01          $   1,549,778                 $    2,160,097               $    2,191,687
Nov-01          $   1,625,872                 $    2,318,001               $    2,354,530
Dec-01          $   1,711,230                 $    2,474,929               $    2,519,818
Jan-02          $   1,729,027                 $    2,496,461               $    2,490,084
Feb-02          $   1,712,947                 $    2,453,522               $    2,423,599
Mar-02          $   1,793,970                 $    2,647,350               $    2,609,731
Apr-02          $   1,826,620                 $    2,722,270               $    2,622,519
May-02          $   1,787,713                 $    2,609,568               $    2,524,699
Jun-02          $   1,683,489                 $    2,474,654               $    2,383,316
Jul-02          $   1,483,827                 $    2,125,233               $    2,059,423
Aug-02          $   1,496,143                 $    2,145,422               $    2,070,338
Sep-02          $   1,412,808                 $    2,014,122               $    1,923,758
Oct-02          $   1,430,327                 $    2,078,574               $    1,992,052
Nov-02          $   1,472,092                 $    2,186,660               $    2,139,065
Dec-02          $   1,421,305                 $    2,112,970               $    2,035,106
Jan-03          $   1,373,549                 $    2,040,284               $    1,975,681
Feb-03          $   1,357,341                 $    1,974,994               $    1,914,040
Mar-03          $   1,355,848                 $    1,990,597               $    1,930,118
Apr-03          $   1,451,707                 $    2,152,034               $    2,090,897
May-03          $   1,544,180                 $    2,325,488               $    2,274,478
Jun-03          $   1,571,667                 $    2,385,951               $    2,326,791
Jul-03          $   1,642,078                 $    2,510,020               $    2,446,155
Aug-03          $   1,731,242                 $    2,632,258               $    2,552,073
Sep-03          $   1,678,786                 $    2,554,870               $    2,496,693
Oct-03          $   1,828,869                 $    2,776,377               $    2,692,933
Nov-03          $   1,884,650                 $    2,881,324               $    2,789,879
Dec-03          $   1,922,493                 $    2,932,324               $    2,867,438

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Trust Small Cap Equity Fund, S&P SmallCap 600 Index, and Lipper Small-Cap Core Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains.

The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                         11/4/1993
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                 $            339.5
Primary Benchmark             RUSSELL 2000 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, had a return of 40.03% (Institutional shares) during the year ended December 31, 2003. This compares to a 47.25% return from the Russell 2000 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark for the year, as both stock selection and sector weightings detracted from performance. Stock selection within Finance, Industrial Cyclical and Pharmaceuticals positively contributed to performance, while Software and Services, Health Services and Systems and Systems Hardware detracted from it. An overweight in Pharmaceuticals contributed, while an underweight in Basic Materials sectors had a negative impact on performance. Main stock contributors for the year were Unova Inc., Wabash National Corp. and Doral Financial Corp., while main detractors included Emcor Group Inc., CTI Molecular Imaging and First Horizon Pharmaceuticals.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund utilizes active stock selection, within a systematic valuation process. This strategy invests in a diversified portfolio of 200 to 250 U.S. small capitalization stocks, with the aim of limiting the style or theme volatility that characterizes many small-cap fund competitors. As such, it is managed to maintain risk characteristics similar to those of the Russell 2000 index. The portfolio management team continued to focus on the bottom-up selection of attractively valued small-cap companies with strong fundamentals. Investment decisions are made based on market conditions, analysts' input and the portfolio managers' own quantitative and qualitative analysis.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                22.0%
Consumer Goods & Services                 18.0%
Industrial Products & Services            17.3%
Finance & Insurance                       14.6%
Pharmaceuticals                            8.5%
Health Services & Systems                  5.7%
REITs                                      5.4%
Energy                                     3.7%
Telecommunications                         2.5%
Utilities                                  1.9%
Short-Term Investments                     0.3%
Fixed Income                               0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Crown Holdings, Inc.                    2.1%
 2. Adolor Corp.                            1.5%
 3. Maxtor Corp.                            1.4%
 4. Zebra Technologies Corp.,
    Class A                                 1.3%
 5. Pier 1 Imports, Inc.                    1.3%
 6. Silgan Holdings, Inc.                   1.3%
 7. Precision Castparts Corp.               1.2%
 8. Credence Systems Corp.                  1.2%
 9. Western Digital Corp.                   1.1%
10. AtheroGenics, Inc.                      1.0%

Top 10 equity holdings comprised 13.5% of the Portfolio's market value of investments ($46,897 in thousands). As of December 31, 2003 the Fund held 245 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                          ---------------------------------------------------------------
INSTITUTIONAL SHARES                40.03%         0.55%         5.81%          8.75%
                          ---------------------------------------------------------------
SELECT SHARES                       39.72%         0.38%         5.61%          8.61%

[CHART]

LIFE OF FUND PERFORMANCE (12/31/93 TO 12/31/03)

         JPMORGAN U.S. SMALL COMPANY FUND
              (INSTITUTIONAL SHARES)        RUSSELL 2000 INDEX   LIPPER SMALL-CAP CORE FUNDS INDEX
         --------------------------------   ------------------   ---------------------------------
Dec-93          $       3,000,000              $  3,000,000             $        3,000,000
Jan-94          $       3,081,300              $  3,093,900             $        3,079,200
Feb-94          $       3,039,086              $  3,082,762             $        3,073,350
Mar-94          $       2,907,190              $  2,920,300             $        2,953,796
Apr-94          $       2,884,804              $  2,937,530             $        2,948,775
May-94          $       2,814,704              $  2,904,630             $        2,956,147
Jun-94          $       2,710,841              $  2,806,744             $        2,860,072
Jul-94          $       2,766,413              $  2,852,774             $        2,901,257
Aug-94          $       2,898,648              $  3,011,674             $        3,035,005
Sep-94          $       2,873,430              $  3,001,434             $        3,040,468
Oct-94          $       2,893,256              $  2,989,429             $        3,056,278
Nov-94          $       2,766,532              $  2,868,656             $        2,978,955
Dec-94          $       2,825,736              $  2,945,536             $        3,004,871
Jan-95          $       2,820,084              $  2,908,422             $        3,035,822
Feb-95          $       2,953,192              $  3,029,412             $        3,156,647
Mar-95          $       3,046,513              $  3,081,215             $        3,223,568
Apr-95          $       3,120,239              $  3,149,618             $        3,277,724
May-95          $       3,159,866              $  3,203,792             $        3,317,385
Jun-95          $       3,324,179              $  3,370,068             $        3,449,417
Jul-95          $       3,494,044              $  3,564,184             $        3,640,169
Aug-95          $       3,564,973              $  3,637,963             $        3,761,387
Sep-95          $       3,625,934              $  3,703,082             $        3,825,707
Oct-95          $       3,506,641              $  3,537,555             $        3,690,277
Nov-95          $       3,652,167              $  3,686,132             $        3,800,616
Dec-95          $       3,726,671              $  3,783,446             $        3,928,317
Jan-96          $       3,751,267              $  3,779,284             $        3,956,993
Feb-96          $       3,886,312              $  3,897,198             $        4,097,071
Mar-96          $       3,941,498              $  3,976,700             $        4,199,498
Apr-96          $       4,144,091              $  4,189,454             $        4,489,263
May-96          $       4,284,990              $  4,354,518             $        4,691,729
Jun-96          $       4,110,163              $  4,175,548             $        4,478,724
Jul-96          $       3,824,917              $  3,811,022             $        4,115,052
Aug-96          $       4,026,490              $  4,032,443             $        4,324,919
Sep-96          $       4,188,758              $  4,190,111             $        4,506,566
Oct-96          $       4,211,377              $  4,125,584             $        4,422,293
Nov-96          $       4,367,198              $  4,295,558             $        4,581,938
Dec-96          $       4,503,018              $  4,408,101             $        4,663,038
Jan-97          $       4,599,383              $  4,496,263             $        4,767,024
Feb-97          $       4,499,576              $  4,387,004             $        4,642,128
Mar-97          $       4,279,997              $  4,179,938             $        4,408,165
Apr-97          $       4,253,461              $  4,191,641             $        4,409,487
May-97          $       4,689,441              $  4,658,171             $        4,879,539
Jun-97          $       4,908,906              $  4,858,007             $        5,155,233
Jul-97          $       5,225,040              $  5,083,904             $        5,465,578
Aug-97          $       5,329,541              $  5,200,325             $        5,599,484
Sep-97          $       5,662,104              $  5,580,989             $        6,019,446
Oct-97          $       5,424,296              $  5,335,984             $        5,779,872
Nov-97          $       5,448,705              $  5,301,300             $        5,705,889
Dec-97          $       5,524,987              $  5,394,073             $        5,699,613
Jan-98          $       5,362,000              $  5,308,846             $        5,616,398
Feb-98          $       5,865,492              $  5,701,170             $        6,035,943
Mar-98          $       6,172,257              $  5,936,058             $        6,320,236
Apr-98          $       6,122,879              $  5,968,706             $        6,380,911
May-98          $       5,793,468              $  5,646,993             $        6,049,741
Jun-98          $       5,755,810              $  5,658,852             $        6,027,962
Jul-98          $       5,256,206              $  5,200,485             $        5,593,346
Aug-98          $       4,223,887              $  4,190,551             $        4,512,152
Sep-98          $       4,512,379              $  4,518,671             $        4,702,114
Oct-98          $       4,649,104              $  4,703,033             $        4,894,901
Nov-98          $       4,876,910              $  4,949,471             $        5,168,036
Dec-98          $       5,233,412              $  5,255,844             $        5,492,589
Jan-99          $       5,241,785              $  5,325,746             $        5,451,394
Feb-99          $       4,788,895              $  4,894,361             $        5,006,015
Mar-99          $       4,978,535              $  4,970,713             $        5,028,543
Apr-99          $       5,245,883              $  5,416,089             $        5,367,969
May-99          $       5,168,244              $  5,495,164             $        5,479,086
Jun-99          $       5,556,379              $  5,743,545             $        5,795,777
Jul-99          $       5,530,264              $  5,586,172             $        5,763,901
Aug-99          $       5,448,416              $  5,379,484             $        5,552,365
Sep-99          $       5,603,696              $  5,380,560             $        5,547,923
Oct-99          $       5,858,664              $  5,402,082             $        5,596,190
Nov-99          $       6,601,542              $  5,724,586             $        5,957,145
Dec-99          $       7,551,504              $  6,372,609             $        6,599,921
Jan-00          $       7,512,992              $  6,270,010             $        6,473,202
Feb-00          $       8,990,046              $  7,305,189             $        7,385,924
Mar-00          $       8,178,245              $  6,823,777             $        7,281,044
Apr-00          $       7,012,027              $  6,412,986             $        6,876,217
May-00          $       6,523,990              $  6,039,109             $        6,583,978
Jun-00          $       7,594,577              $  6,565,719             $        7,164,685
Jul-00          $       7,210,291              $  6,354,303             $        6,941,863
Aug-00          $       8,035,869              $  6,839,136             $        7,560,383
Sep-00          $       7,815,687              $  6,638,065             $        7,366,082
Oct-00          $       7,253,739              $  6,342,008             $        7,144,363
Nov-00          $       6,142,466              $  5,691,318             $        6,432,784
Dec-00          $       6,827,965              $  6,180,202             $        7,057,407
Jan-01          $       6,921,508              $  6,502,190             $        7,308,651
Feb-01          $       6,200,979              $  6,075,647             $        6,844,552
Mar-01          $       5,751,408              $  5,778,548             $        6,520,804
Apr-01          $       6,338,627              $  6,230,430             $        7,040,513
May-01          $       6,585,200              $  6,383,699             $        7,296,787
Jun-01          $       6,709,001              $  6,603,936             $        7,522,258
Jul-01          $       6,343,361              $  6,246,663             $        7,347,742
Aug-01          $       6,056,641              $  6,044,896             $        7,142,005
Sep-01          $       5,192,358              $  5,231,253             $        6,206,402
Oct-01          $       5,473,784              $  5,537,281             $        6,575,062
Nov-01          $       5,854,212              $  5,965,867             $        7,063,590
Dec-01          $       6,223,027              $  6,333,961             $        7,559,454
Jan-02          $       6,094,211              $  6,268,088             $        7,470,252
Feb-02          $       5,980,249              $  6,096,342             $        7,270,796
Mar-02          $       6,440,728              $  6,586,488             $        7,829,193
Apr-02          $       6,385,982              $  6,646,425             $        7,867,556
May-02          $       6,118,409              $  6,351,324             $        7,574,097
Jun-02          $       5,806,370              $  6,036,298             $        7,149,947
Jul-02          $       4,998,704              $  5,124,817             $        6,178,269
Aug-02          $       5,048,191              $  5,111,493             $        6,211,014
Sep-02          $       4,740,757              $  4,744,487             $        5,771,274
Oct-02          $       4,815,187              $  4,896,785             $        5,976,155
Nov-02          $       5,132,507              $  5,333,579             $        6,417,195
Dec-02          $       4,955,436              $  5,036,498             $        6,105,319
Jan-03          $       4,736,406              $  4,896,987             $        5,927,044
Feb-03          $       4,517,110              $  4,749,098             $        5,742,120
Mar-03          $       4,536,985              $  4,810,362             $        5,790,354
Apr-03          $       4,930,342              $  5,266,384             $        6,272,690
May-03          $       5,448,521              $  5,831,467             $        6,823,433
Jun-03          $       5,583,099              $  5,937,017             $        6,980,372
Jul-03          $       5,837,130              $  6,308,674             $        7,338,465
Aug-03          $       6,130,738              $  6,597,611             $        7,656,220
Sep-03          $       5,956,625              $  6,475,555             $        7,490,080
Oct-03          $       6,579,092              $  7,019,502             $        8,078,800
Nov-03          $       6,738,306              $  7,268,694             $        8,369,637
Dec-03          $       6,940,757              $  7,416,249             $        8,602,313

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/4/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from December 31, 1993 to December 31, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                         6/16/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                       $        9.7
Primary Benchmark                   RUSSELL 2000
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Opportunities Fund, which seeks to provide long-term growth through a portfolio of small company growth stocks, rose 28.13% during the year ended December 31, 2003. This compares with a gain of 48.53% for the Russell 2000(R) Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the market's rapid ascent, although results trailed the benchmark index. All sectors posted positive returns in the period, however, weaker stock selection in the Consumer Discretionary sector led to the Fund's underperformance.

     Alloy Online was the portfolio's top detractor in the period, disappointing investors with lackluster results earlier in the year. The company, which operates a retail catalog and online presence, reported earnings that fell short of expectations due to higher expenses in its retail business. Additionally shares of the semiconductor company Monolithic Systems declined when its major customer, Nintendo, slashed the sales forecast of its Gamecube. As a result of these announcements, both positions were sold from the portfolio.

     Global Imaging Systems was the portfolio's top contributor for the period. Shares rose strongly after the company reported its eleventh consecutive quarter in which earnings per share exceeded consensus estimates, driven by a combination of strong revenues and gross margins. The company provides sales, service, and support of copiers, faxes, PCs and PC networks, printers, and document imaging and storage equipment.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, management of the portfolio was transitioned to a new team that currently manages the JPMorgan Small Cap Growth Fund. The portfolio managers utilize a "bottom up" approach to construct the fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

     As a result of the transition, the number of holdings in the Fund was reduced. Additionally, the portfolio's exposure to the Consumer Discretionary sector was increased and to fund these new names the portfolio's exposure in the Materials and Processing sector was eliminated.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                30.5%
Consumer Goods & Services                 20.9%
Health Services & Systems                 11.7%
Industrial Products & Services             9.6%
Finance & Insurance                        8.2%
Pharmaceuticals                            7.8%
Energy                                     5.4%
Telecommunications                         4.7%
REITs                                      1.0%
Short-Term Investments                     0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Global Imaging
    Systems, Inc.                           2.7%
 2. Mettler-Toledo
    International, Inc.
    (Switzerland)                           1.9%
 3. Electronics for Imaging, Inc            1.9%
 4. Ruby Tuesday, Inc.                      1.8%
 5. UTI Worldwide, Inc.
    (Virgin Islands)                        1.7%
 6. Ritchien Bros.
    Auctioneers, Inc. (Canada)              1.7%
 7. Gray Television, Inc.                   1.7%
 8. Nextel Partners, Inc.,
    Class A                                 1.7%
 9. ProAssurance Corp.                      1.6%
10. United Surgical Partners
    International, Inc.                     1.6%

Top 10 equity holdings comprised 18.3% of the Portfolio's market value of investments ($2,050 in thousands). As of December 31, 2003 the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                       SINCE
                                                                   INCEPTION
                          1 YEAR       3 YEARS       5 YEARS       (5/19/97)
                 ---------------------------------------------------------------
SELECT SHARES             28.13%        (13.49%)       (3.89%)          0.33%

[CHART]

LIFE OF FUND PERFORMANCE (06/16/97 TO 12/31/03)

          JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
                        (SELECT SHARES)                    RUSSELL 2000 GROWTH INDEX   LIPPER SMALL-CAP GROWTH FUNDS INDEX
          ----------------------------------------------   -------------------------   -----------------------------------
Jun-97               $            1,000,000                     $     1,000,000                 $         1,000,000
Jun-97               $            1,028,000                     $     1,000,000                 $         1,000,000
Jul-97               $            1,092,970                     $     1,051,200                 $         1,060,200
Aug-97               $            1,114,938                     $     1,082,736                 $         1,077,057
Sep-97               $            1,222,976                     $     1,169,138                 $         1,167,745
Oct-97               $            1,151,921                     $     1,098,873                 $         1,108,074
Nov-97               $            1,136,946                     $     1,072,720                 $         1,083,031
Dec-97               $            1,183,902                     $     1,073,364                 $         1,068,627
Jan-98               $            1,182,955                     $     1,059,088                 $         1,052,811
Feb-98               $            1,288,947                     $     1,152,605                 $         1,137,878
Mar-98               $            1,363,964                     $     1,200,899                 $         1,189,310
Apr-98               $            1,360,963                     $     1,208,225                 $         1,197,992
May-98               $            1,256,986                     $     1,120,508                 $         1,113,175
Jun-98               $            1,268,047                     $     1,131,937                 $         1,145,791
Jul-98               $            1,186,005                     $     1,037,420                 $         1,059,627
Aug-98               $              905,040                     $       797,984                 $           828,205
Sep-98               $            1,012,016                     $       878,899                 $           872,513
Oct-98               $            1,045,008                     $       924,778                 $           906,890
Nov-98               $            1,131,012                     $       996,540                 $           980,621
Dec-98               $            1,245,696                     $     1,086,727                 $         1,078,879
Jan-99               $            1,303,248                     $     1,135,630                 $         1,104,988
Feb-99               $            1,189,213                     $     1,031,720                 $           998,688
Mar-99               $            1,229,290                     $     1,068,449                 $         1,043,829
Apr-99               $            1,274,528                     $     1,162,793                 $         1,084,538
May-99               $            1,250,949                     $     1,164,654                 $         1,090,503
Jun-99               $            1,389,679                     $     1,226,031                 $         1,192,574
Jul-99               $            1,384,537                     $     1,188,147                 $         1,188,400
Aug-99               $            1,361,969                     $     1,143,710                 $         1,171,762
Sep-99               $            1,412,362                     $     1,165,784                 $         1,214,297
Oct-99               $            1,485,381                     $     1,195,628                 $         1,285,091
Nov-99               $            1,688,879                     $     1,322,005                 $         1,447,269
Dec-99               $            2,013,650                     $     1,555,075                 $         1,739,039
Jan-00               $            2,083,524                     $     1,540,613                 $         1,720,953
Feb-00               $            2,616,906                     $     1,899,113                 $         2,225,192
Mar-00               $            2,220,183                     $     1,699,517                 $         2,050,514
Apr-00               $            1,849,190                     $     1,527,865                 $         1,797,071
May-00               $            1,634,314                     $     1,394,024                 $         1,650,070
Jun-00               $            2,042,403                     $     1,574,132                 $         1,940,648
Jul-00               $            1,863,488                     $     1,439,229                 $         1,814,312
Aug-00               $            2,193,512                     $     1,590,636                 $         2,009,350
Sep-00               $            2,084,494                     $     1,511,582                 $         1,909,887
Oct-00               $            1,851,239                     $     1,388,841                 $         1,766,646
Nov-00               $            1,401,018                     $     1,136,628                 $         1,465,786
Dec-00               $            1,577,967                     $     1,206,189                 $         1,595,362
Jan-01               $            1,607,475                     $     1,303,770                 $         1,644,020
Feb-01               $            1,341,277                     $     1,125,023                 $         1,433,585
Mar-01               $            1,155,510                     $     1,022,758                 $         1,294,384
Apr-01               $            1,349,173                     $     1,147,944                 $         1,434,178
May-01               $            1,380,879                     $     1,174,576                 $         1,473,044
Jun-01               $            1,385,436                     $     1,206,642                 $         1,510,165
Jul-01               $            1,261,994                     $     1,103,716                 $         1,426,049
Aug-01               $            1,179,333                     $     1,034,733                 $         1,341,627
Sep-01               $              940,282                     $       867,727                 $         1,132,199
Oct-01               $            1,021,805                     $       951,203                 $         1,215,189
Nov-01               $            1,123,781                     $     1,030,628                 $         1,309,366
Dec-01               $            1,187,274                     $     1,094,836                 $         1,388,713
Jan-02               $            1,119,244                     $     1,055,860                 $         1,346,774
Feb-02               $            1,040,001                     $       987,546                 $         1,265,294
Mar-02               $            1,138,593                     $     1,073,364                 $         1,368,796
Apr-02               $            1,085,307                     $     1,050,179                 $         1,332,659
May-02               $            1,011,723                     $       988,744                 $         1,279,220
Jun-02               $              933,517                     $       904,898                 $         1,184,174
Jul-02               $              796,477                     $       765,815                 $         1,016,258
Aug-02               $              808,902                     $       765,433                 $         1,014,733
Sep-02               $              761,338                     $       710,168                 $           953,241
Oct-02               $              780,600                     $       746,103                 $           993,944
Nov-02               $              836,101                     $       820,042                 $         1,077,237
Dec-02               $              797,557                     $       763,459                 $         1,005,277
Jan-03               $              752,255                     $       742,693                 $           978,738
Feb-03               $              703,509                     $       722,863                 $           948,201
Mar-03               $              722,785                     $       733,778                 $           967,734
Apr-03               $              768,104                     $       803,193                 $         1,047,669
May-03               $              850,829                     $       893,713                 $         1,154,531
Jun-03               $              863,251                     $       910,962                 $         1,193,670
Jul-03               $              888,199                     $       979,831                 $         1,263,499
Aug-03               $              931,277                     $     1,032,448                 $         1,330,465
Sep-03               $              898,403                     $     1,006,327                 $         1,297,736
Oct-03               $              975,485                     $     1,093,273                 $         1,415,310
Nov-03               $            1,003,775                     $     1,128,914                 $         1,452,958
Dec-03               $            1,021,679                     $     1,133,994                 $         1,454,992

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DYNAMIC SMALL CAP FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.7%

            COMMON STOCKS -- 98.7%

            AEROSPACE -- 3.0%
        37  Alliant Techsystems, Inc.*                               $      2,134
        66  Engineered Support Systems, Inc.                                3,627
            ---------------------------------------------------------------------
                                                                            5,761
            ---------------------------------------------------------------------

            APPAREL -- 1.2%
        64  Coach, Inc.*                                                    2,397

            AUTOMOTIVE -- 5.1%
        42  Gentex Corp.                                                    1,848
        29  Lithia Motors, Inc., Class A                                      721
        59  O'Reilly Automotive, Inc.*                                      2,259
       106  Wabash National Corp.*                                          3,112
        28  Winnebago Industries, Inc.                                      1,925
            ---------------------------------------------------------------------
                                                                            9,865
            ---------------------------------------------------------------------

            BANKING -- 5.4%
        50  CVB Financial Corp.                                               968
        55  East-West Bancorp, Inc.                                         2,926
        45  Southwest Bancorp of Texas, Inc.                                1,744
        40  Texas Regional Bancshares, Class A                              1,468
        53  UCBH Holdings, Inc.                                             2,065
        62  Umpqua Holdings Corp.                                           1,285
            ---------------------------------------------------------------------
                                                                           10,456
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.7%
        31  Integra LifeSciences Holdings Corp.*                              899
        37  Martek Biosciences Corp.*                                       2,384
            ---------------------------------------------------------------------
                                                                            3,283
            ---------------------------------------------------------------------

            BUSINESS SERVICES -- 1.6%
       114  Administaff, Inc.*                                              1,976
        28  Iron Mountain, Inc.*                                            1,117
            ---------------------------------------------------------------------
                                                                            3,093
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.2%
        65  Avocent Corp.*                                                  2,390

            COMPUTER SOFTWARE -- 11.8%
        79  Ansys, Inc.*                                                    3,153
        41  BARRA, Inc.                                                     1,462
        40  Cerner Corp.* (l)                                        $      1,503
        46  Global Payments, Inc.                                           2,186
        25  Kronos, Inc.*                                                     982
        52  Manhattan Associates, Inc.*                                     1,425
       161  MAPICS, Inc.*                                                   2,106
       123  MRO Software, Inc.*                                             1,653
        30  National Instruments Corp.                                      1,364
        75  Progress Software Corp.*                                        1,537
       151  RSA Security, Inc.,*                                            2,137
        71  Serena Software, Inc.* (l)                                      1,296
        50  THQ, Inc.*                                                        846
        59  Trident Microsystems, Inc.*                                     1,019
            ---------------------------------------------------------------------
                                                                           22,669
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 1.1%
        33  Zebra Technologies Corp., Class A*                              2,197

            CONSTRUCTION -- 0.5%
         2  NVR, Inc.*                                                      1,025

            CONSUMER PRODUCTS -- 3.8%
        21  Ethan Allen Interiors, Inc.                                       867
        49  Fossil, Inc.*                                                   1,364
        43  Harman International Industries, Inc.                           3,167
        32  The Scotts Co., Class A*                                        1,875
            ---------------------------------------------------------------------
                                                                            7,273
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 2.4%
        45  Arbitron, Inc.*                                                 1,886
        69  Regis Corp.                                                     2,731
            ---------------------------------------------------------------------
                                                                            4,617
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.9%
        16  Amphenol Corp., Class A*                                        1,036
        41  DSP Group, Inc.*                                                1,009
        63  FEI Co.*                                                        1,406
       151  Integrated Electrical Services, Inc.*                           1,394
        83  ROFIN-SINAR Technologies, Inc.*                                 2,872
        40  Varian, Inc.*                                                   1,669
            ---------------------------------------------------------------------
                                                                            9,386
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            ENTERTAINMENT/LEISURE -- 1.9%
        76  Alliance Gaming Corp.*                                   $      1,878
        77  Penn National Gaming, Inc.*                                     1,768
            ---------------------------------------------------------------------
                                                                            3,646
            ---------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 1.4%
        34  Stericycle, Inc.*                                               1,583
        29  Waste Connections, Inc.*                                        1,109
            ---------------------------------------------------------------------
                                                                            2,692
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 0.8%
        93  Investment Technology Group, Inc.*                              1,499

            FOOD/BEVERAGE PRODUCTS -- 1.2%
        29  Performance Food Group Co.* (l)                                 1,034
        34  United Natural Foods, Inc.* (l)                                 1,218
            ---------------------------------------------------------------------
                                                                            2,252
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 13.1%
        62  Advanced Neuromodulation
            Systems, Inc.*                                                  2,837
       101  Arthrocare Corp.* (l)                                           2,472
        38  ICU Medical, Inc.* (l)                                          1,313
        49  Idexx Laboratories, Inc.*                                       2,249
       107  Merit Medical Systems, Inc.*                                    2,386
        53  Mid Atlantic Medical Services*                                  3,427
        77  Odyssey Healthcare, Inc.*                                       2,241
        25  Pediatrix Medical Group, Inc.*                                  1,397
        73  Possis Medical, Inc.*                                           1,434
        29  Respironics, Inc.*                                              1,326
        25  TECHNE Corp.*                                                     946
        58  VCA Antech, Inc.* (l)                                           1,800
        39  Wright Medical Group, Inc.*                                     1,181
            ---------------------------------------------------------------------
                                                                           25,009
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 1.5%
        61  Extended Stay America, Inc.                                       885
       118  Orient-Express Hotels LTD (Bermuda),
            Class A                                                         1,934
            ---------------------------------------------------------------------
                                                                            2,819
            ---------------------------------------------------------------------

            INSURANCE -- 0.9%
        54  ProAssurance Corp.* (l)                                         1,730

            MACHINERY & ENGINEERING EQUIPMENT -- 1.8%
        53  Graco, Inc.                                              $      2,125
        50  Lindsay Manufacturing Co.                                       1,263
            ---------------------------------------------------------------------
                                                                            3,388
            ---------------------------------------------------------------------

            MANUFACTURING -- 0.6%
        24  Clarcor, Inc.                                                   1,063

            MULTI-MEDIA -- 1.7%
        63  Lin TV Corp., Class A*                                          1,623
        90  Radio One, Inc., Class D* (l)                                   1,732
            ---------------------------------------------------------------------
                                                                            3,355
            ---------------------------------------------------------------------

            OIL & GAS -- 6.0%
        29  Evergreen Resources, Inc.* (l)                                    956
        66  Key Energy Services, Inc.*                                        675
        22  Patina Oil & Gas Corp.                                          1,083
        21  Penn Virginia Corp.                                             1,180
        88  Pride International, Inc.*                                      1,640
        62  Spinnaker Exploration Co.*                                      1,994
        41  Varco International, Inc.*                                        850
        79  W-H Energy Services, Inc.*                                      1,278
        63  Westport Resources Corp.*                                       1,890
            ---------------------------------------------------------------------
                                                                           11,546
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 5.6%
        72  Medicines Co.*                                                  2,124
        24  Medicis Pharmaceutical Corp., Class A                           1,676
        39  MGI Pharma, Inc.*                                               1,609
        80  NBTY, Inc.*                                                     2,135
        16  Neurocrine Biosciences, Inc.*                                     867
        35  Pharmaceutical Resources, Inc.*                                 2,306
            ---------------------------------------------------------------------
                                                                           10,717
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 0.5%
        19  Pan Pacific Retail Properties, Inc.                               910

            RESTAURANTS/FOOD SERVICES -- 2.9%
        35  P.F. Chang's China Bistro, Inc.* (l)                            1,786
        49  Panera Bread Co., Class A*                                      1,921
        63  Sonic Corp.*                                                    1,938
            ---------------------------------------------------------------------
                                                                            5,645
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            RETAILING -- 4.9%
        47  Aeropostale, Inc.*                                       $      1,291
        81  Haverty Furniture Co., Inc.                                     1,617
        70  Hibbett Sporting Goods, Inc.*                                   2,083
        88  Hot Topic, Inc.*                                                2,602
        60  The J. Jill Group, Inc.*                                          766
        66  Too, Inc.* (l)                                                  1,111
            ---------------------------------------------------------------------
                                                                            9,470
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 5.2%
        34  Cymer, Inc.*                                                    1,566
        57  Genesis Microchip, Inc.*                                        1,032
        87  Pixelworks, Inc.*                                                 956
        27  Power Integrations, Inc.*                                         897
        55  Rudolph Technologies, Inc.* (l)                                 1,351
        62  Semtech Corp.*                                                  1,407
        31  Silicon Laboratories, Inc.*                                     1,335
        32  Varian Semiconductor Equipment
            Associates, Inc.*                                               1,411
            ---------------------------------------------------------------------
                                                                            9,955
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 0.8%
        83  Viasat, Inc.*                                                   1,585

            TELECOMMUNICATIONS EQUIPMENT -- 0.4%
        72  C-COR.net Corp.*                                                  802

            TOYS & GAMES -- 0.4%
        36  RC2 Corp.*                                                        737

            TRANSPORTATION -- 3.0%
       100  Heartland Express, Inc.                                  $      2,421
        66  Knight Transportation, Inc.*                                    1,680
        78  Pacer International, Inc.*                                      1,577
            ---------------------------------------------------------------------
                                                                            5,678
            ---------------------------------------------------------------------

            UTILITIES -- 0.4%
        30  American States Water Co.                                         741
            ---------------------------------------------------------------------
            Total Common Stocks                                           189,651
            (Cost $142,446)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.3%

            MONEY MARKET FUND -- 1.3%
     2,432  JPMorgan Prime Money Market Fund (a)                            2,432
            (Cost $2,432)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $    192,083
            (COST $144,878)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,298  Merrill Lynch Premier Institution
            Money Market Fund                                        $      3,298
     3,382  Reserve Primary Money Market Fund                               3,382
     2,723  AIM Short Term Investment Co.                                   2,723
            ---------------------------------------------------------------------
                                                                     $      9,403
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.1%

            COMMON STOCKS -- 98.1%

            AEROSPACE -- 0.3%
        21  United Defense Industries, Inc.*                         $        676

            AGRICULTURAL PRODUCTION/SERVICES -- 0.4%
        20  UST, Inc.                                                         714

            AIRLINES -- 0.4%
        47  SkyWest, Inc.                                                     856

            APPAREL -- 1.6%
        16  Columbia Sportswear Co.*                                          877
        52  VF Corp.                                                        2,227
            ---------------------------------------------------------------------
                                                                            3,104
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 1.2%
        41  Genuine Parts Co.                                               1,371
        10  Polaris Industries, Inc. (l)                                      899
            ---------------------------------------------------------------------
                                                                            2,270
            ---------------------------------------------------------------------

            BANKING -- 8.1%
        38  Banknorth Group, Inc.                                           1,236
        26  BB&T Corp.                                                      1,016
        21  BOK Financial Corp.*                                              819
        15  Commerce Bancorp, Inc.                                            809
        30  Compass Bancshares, Inc.                                        1,179
        30  Cullen/Frost Bankers, Inc.                                      1,225
        18  M&T Bank Corp.                                                  1,809
        20  New York Community Bancorp, Inc.                                  761
        50  North Fork Bancorporation, Inc.                                 2,023
        38  TCF Financial Corp.                                             1,951
        19  Washington Federal, Inc.                                          551
        19  Webster Financial Corp.                                           848
        52  Wilmington Trust Corp.                                          1,876
            ---------------------------------------------------------------------
                                                                           16,103
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.2%
        31  Biogen Idec, Inc.*                                              1,122
         9  Gilead Sciences, Inc.*                                            538
        17  ICOS Corp.* (l)                                                   704
            ---------------------------------------------------------------------
                                                                            2,364
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.5%
        23  Univision Communications, Inc., Class A*                 $        911

            BUSINESS SERVICES -- 5.3%
        36  Accenture LTD (Bermuda), Class A*                                 936
        15  Affiliated Computer Services, Inc., Class A*                      828
        15  ChoicePoint, Inc.* (l)                                            584
         8  Cintas Corp.                                                      414
        37  Deluxe Corp.                                                    1,512
        17  Equifax, Inc.                                                     407
        13  Fair Isaac Corp.                                                  632
        47  Hewitt Associates, Inc., Class A*                               1,412
        45  IMS Health, Inc.                                                1,109
        59  Interactive Data Corp.*                                           972
        22  Iron Mountain, Inc.*                                              852
        12  Moody's Corp.                                                     696
            ---------------------------------------------------------------------
                                                                           10,354
            ---------------------------------------------------------------------

            CHEMICALS -- 1.1%
        18  Sigma-Aldrich Corp.                                             1,024
        30  The Sherwin-Williams Co.                                        1,056
            ---------------------------------------------------------------------
                                                                            2,080
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.0%
        58  Juniper Networks, Inc.*                                         1,074
        47  Network Appliance, Inc.*                                          966
            ---------------------------------------------------------------------
                                                                            2,040
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.7%
        21  Adobe Systems, Inc.                                               808
        13  Cognos, Inc. (Canada)*                                            393
        71  Computer Associates International, Inc.                         1,938
        36  DST Systems, Inc.*                                              1,487
        20  Electronic Arts, Inc.*                                            932
         9  Intuit, Inc.*                                                     468
        13  Mercury Interactive Corp.* (l)                                    625
        17  National Instruments Corp.                                        782
        17  Synopsys, Inc.*                                                   572
        27  Take-Two Interactive Software, Inc.*                              785
        15  VERITAS Software Corp.*                                           557
            ---------------------------------------------------------------------
                                                                            9,347
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            COMPUTERS/COMPUTER HARDWARE -- 2.3%
        31  Apple Computer, Inc.*                                    $        671
        18  Lexmark International, Inc.*                                    1,431
        59  Maxtor Corp.*                                                     651
        19  Tech Data Corp.*                                                  741
        16  Zebra Technologies Corp., Class A*                              1,090
            ---------------------------------------------------------------------
                                                                            4,584
            ---------------------------------------------------------------------

            CONSTRUCTION -- 0.6%
         1  Lennar Corp., B Shares                                            117
        12  Lennar Corp., Class A                                           1,138
            ---------------------------------------------------------------------
                                                                            1,255
            ---------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 1.2%
        28  Florida Rock Industries, Inc.                                   1,525
        19  Vulcan Materials Co.                                              899
            ---------------------------------------------------------------------
                                                                            2,424
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.8%
        12  Fortune Brands, Inc.                                              872
        47  Tempur-Pedic International, Inc.*                                 729
            ---------------------------------------------------------------------
                                                                            1,601
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 0.4%
        26  Rent-A-Center, Inc.*                                              774

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.4%
        20  Amphenol Corp., Class A*                                        1,253
        19  Fisher Scientific International* (l)                              801
        25  Jabil Circuit, Inc.*                                              700
        17  Mettler-Toledo International, Inc.
            (Switzerland)*                                                    734
        58  Vishay Intertechnology, Inc.* (l)                               1,332
            ---------------------------------------------------------------------
                                                                            4,820
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 1.0%
        28  International Game Technology                                   1,010
        32  Station Casinos, Inc.                                             973
            ---------------------------------------------------------------------
                                                                            1,983
            ---------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 1.1%
        85  Republic Services, Inc.                                         2,179

            FINANCIAL SERVICES -- 4.5%
        25  Charter One Financial, Inc.                              $        864
        29  Golden West Financial Corp.                                     2,962
        11  H & R Block, Inc.                                                 620
        17  Legg Mason, Inc.                                                1,343
        65  T. Rowe Price Group, Inc.                                       3,064
            ---------------------------------------------------------------------
                                                                            8,853
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 2.1%
         7  Brown-Forman Corp., Class B                                       653
        11  Constellation Brands, Inc., Class A*                              362
        36  Dean Foods Co.*                                                 1,184
        45  Hormel Foods Corp.                                              1,161
        17  The J.M. Smucker Co.                                              763
            ---------------------------------------------------------------------
                                                                            4,123
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 6.2%
        14  Anthem, Inc.*                                                   1,069
        28  Caremark Rx, Inc.*                                                704
        10  Dentsply International, Inc.                                      470
        37  Health Management Associates, Inc.,
            Class A                                                           876
        19  Hillenbrand Industries, Inc.                                    1,148
        18  Laboratory Corp. of America Holdings*                             652
        23  Lincare Holdings, Inc.*                                           682
        34  Omnicare, Inc.                                                  1,359
        14  Renal Care Group, Inc.*                                           593
        20  Steris Corp.*                                                     455
        10  Stryker Corp.                                                     888
        20  WellPoint Health Networks, Inc.*                                1,960
        20  Zimmer Holdings, Inc.*                                          1,376
            ---------------------------------------------------------------------
                                                                           12,232
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 0.6%
        43  Fairmont Hotels & Resorts, Inc. (Canada)                        1,167

            INSURANCE -- 5.2%
        24  Cincinnati Financial Corp.                                        997
        21  HCC Insurance Holdings, Inc.                                      681
        48  IPC Holdings LTD (Bermuda)                                      1,857
        46  MGIC Investment Corp.                                           2,591
        26  Old Republic International Corp.                                  650
        12  PartnerRe LTD (Bermuda)                                           679

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  -- CONTINUED

            INSURANCE -- CONTINUED
        24  Principal Financial Group, Inc.                          $        804
        31  SAFECO Corp.                                                    1,195
        23  Willis Group Holdings LTD
            (United Kingdom)                                                  773
            ---------------------------------------------------------------------
                                                                           10,227
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 0.5%
        13  CheckFree Corp.* (l)                                              361
        24  Orbitz, Inc., Class A* (l)                                        545
            ---------------------------------------------------------------------
                                                                              906
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
        18  IDEX Corp.                                                        757

            MANUFACTURING -- 2.1%
         7  Carlisle Companies, Inc.                                          426
        25  Cooper Industries LTD, Class A                                  1,448
        41  Crane Co.                                                       1,251
        24  Harsco Corp.                                                    1,030
            ---------------------------------------------------------------------
                                                                            4,155
            ---------------------------------------------------------------------

            MULTI-MEDIA -- 2.6%
        25  Gannett Co., Inc.                                               2,229
        11  Knight Ridder, Inc.                                               843
        21  The E.W. Scripps Co., Class A                                   2,015
            ---------------------------------------------------------------------
                                                                            5,087
            ---------------------------------------------------------------------

            OIL & GAS -- 5.5%
        28  Burlington Resources, Inc.                                      1,562
        42  Devon Energy Corp.                                              2,410
        23  Equitable Resources, Inc.                                       1,000
        23  FMC Technologies, Inc.*                                           535
        15  Murphy Oil Corp.                                                  999
        13  Nabors Industries LTD (Barbados)*                                 546
        14  Patterson-UTI Energy, Inc.*                                       444
        25  Pioneer Natural Resources Co.*                                    798
        25  Premcor, Inc.*                                                    637
        29  Pride International, Inc.* (l)                                    539
        12  Talisman Energy, Inc. (Canada)                                    699
        27  XTO Energy, Inc.                                                  763
            ---------------------------------------------------------------------
                                                                           10,932
            ---------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 1.0%
        18  Plum Creek Timber Co., Inc.                              $        560
        33  Rayonier, Inc.                                                  1,375
            ---------------------------------------------------------------------
                                                                            1,935
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 2.5%
         6  AmerisourceBergen Corp.                                           320
        18  Medicis Pharmaceutical Corp., Class A                           1,301
        29  Millennium Pharmaceuticals, Inc.*                                 538
        83  NBTY, Inc.*                                                     2,236
        24  Sepracor, Inc.*                                                   571
            ---------------------------------------------------------------------
                                                                            4,966
            ---------------------------------------------------------------------

            PIPELINES -- 1.0%
        33  Kinder Morgan, Inc.                                             1,938

            PRINTING & PUBLISHING -- 0.8%
         2  Washington Post Co., Class B                                    1,488

            REAL ESTATE -- 1.2%
        42  Brookfield Properties Corp. (Canada)                            1,200
        25  LNR Property Corp.                                              1,223
            ---------------------------------------------------------------------
                                                                            2,423
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 3.2%
        25  AMB Property Corp.                                                822
        28  Equity Residential                                                826
        29  Kimco Realty Corp.                                              1,276
        20  Manufactured Home Communities, Inc.                               753
        29  PS Business Parks, Inc.                                         1,201
        10  Public Storage, Inc.                                              425
        20  Vornado Realty Trust                                            1,095
            ---------------------------------------------------------------------
                                                                            6,398
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 3.1%
        29  CBRL Group, Inc.                                                1,127
        69  Outback Steakhouse, Inc.                                        3,056
        18  Ruby Tuesday, Inc.                                                506
        22  Wendy's International, Inc.                                       844
        18  Yum! Brands, Inc.*                                                602
            ---------------------------------------------------------------------
                                                                            6,135
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  -- CONTINUED

            RETAILING -- 6.7%
        11  Advanced Auto Parts, Inc.*                               $        916
        28  AutoZone, Inc.*                                                 2,344
        54  Big Lots, Inc.*                                                   769
        23  CarMax, Inc.*                                                     710
        18  CDW Corp.                                                       1,028
        19  Chico's FAS, Inc.*                                                713
        62  Dollar General Corp.                                            1,302
        17  Fastenal Co.                                                      841
        47  Foot Locker, Inc.                                               1,107
        32  PETsMART, Inc.                                                    772
        40  Staples, Inc.*                                                  1,104
        38  The TJX Companies, Inc.                                           838
        11  Whole Foods Market, Inc.*                                         710
            ---------------------------------------------------------------------
                                                                           13,154
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 4.2%
        46  Altera Corp.*                                                   1,033
        21  Amkor Technology, Inc.*                                           385
        28  Broadcom Corp., Class A*                                          943
        16  Intersil Corp., Class A                                           388
        21  KLA-Tencor Corp.*                                               1,252
        19  Maxim Integrated Products, Inc.                                   921
        43  MEMC Electronics Materials, Inc.* (l)                             416
        21  Microchip Technology, Inc.                                        712
        28  Novellus Systems, Inc.*                                         1,160
        52  PMC-Sierra, Inc.*                                               1,045
            ---------------------------------------------------------------------
                                                                            8,255
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 3.3%
        35  Alltel Corp.                                                    1,639
        40  CenturyTel, Inc.                                                1,305
        33  Nextel Communications, Inc., Class A* (l)                         929
        72  Nextel Partners, Inc., Class A* (l)                               967
        25  Telephone & Data Systems, Inc.                                  1,564
            ---------------------------------------------------------------------
                                                                            6,404
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 0.7%
        67  Corning, Inc.*                                                    696
        96  JDS Uniphase Corp.*                                               351
       132  Lucent Technologies, Inc.* (l)                                    375
            ---------------------------------------------------------------------
                                                                            1,422
            ---------------------------------------------------------------------

            TEXTILES -- 0.9%
        26  Mohawk Industries, Inc.*                                 $      1,848

            TOYS & GAMES -- 0.5%
        49  Mattel, Inc.                                                      948

            TRANSPORTATION -- 0.2%
         6  Teekay Shipping Corp. (Bahamas)                                   342

            UTILITIES -- 3.5%
        20  Dominion Resources, Inc.                                        1,246
        46  Energy East Corp.                                               1,030
        16  FirstEnergy Corp.                                                 563
        28  Nicor, Inc.                                                       953
        49  Pepco Holdings, Inc.                                              965
        14  Pinnacle West Capital Corp.                                       548
        29  SCANA Corp.                                                       980
        18  Sempra Energy                                                     535
            ---------------------------------------------------------------------
                                                                            6,820
            ---------------------------------------------------------------------
            Total Common Stocks                                           193,354
            (Cost $149,958)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.9%

            MONEY MARKET FUND -- 1.9%
     3,679  JPMorgan Prime Money Market Fund (a)                            3,679
            (Cost $3,679)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $    197,033
            (COST $153,637)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,084  Merrill Lynch Premier Institution
            Money Market Fund                                        $      3,084
     3,084  Reserve Primary Money Market Fund                               3,084
            ---------------------------------------------------------------------
                                                                     $      6,168
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.8%

            COMMON STOCKS -- 99.8%

            AIRLINES -- 1.0%
        35  SkyWest, Inc.                                            $        625

            AUTOMOTIVE -- 1.1%
         7  Polaris Industries, Inc.                                          655

            BANKING -- 3.7%
        15  BOK Financial Corp.*                                              599
        11  Commerce Bancorp, Inc.                                            585
         6  M&T Bank Corp.                                                    592
         9  TCF Financial Corp.                                               436
            ---------------------------------------------------------------------
                                                                            2,212
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.8%
        22  Biogen Idec, Inc.*                                                815
         7  Gilead Sciences, Inc.*                                            395
        12  ICOS Corp.* (l)                                                   510
            ---------------------------------------------------------------------
                                                                            1,720
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 1.1%
        17  Univision Communications, Inc., Class A*                          663

            BUSINESS SERVICES -- 6.5%
        26  Accenture LTD (Bermuda), Class A*                                 686
        11  Affiliated Computer Services, Inc., Class A*                      602
        11  ChoicePoint, Inc.*                                                427
         6  Cintas Corp.                                                      303
         9  Fair Isaac Corp.                                                  462
        10  Hewitt Associates, Inc., Class A*                                 303
        16  Iron Mountain, Inc.*                                              645
         8  Moody's Corp.                                                     500
            ---------------------------------------------------------------------
                                                                            3,928
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 2.4%
        42  Juniper Networks, Inc.* (l)                                       779
        34  Network Appliance, Inc.*                                          702
            ---------------------------------------------------------------------
                                                                            1,481
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 8.3%
        15  Adobe Systems, Inc.                                               591
         9  Cognos, Inc. (Canada)*                                            288
        26  Computer Associates International, Inc.                           700
        14  Electronic Arts, Inc.*                                   $        674
         7  Intuit, Inc.*                                                     360
         9  Mercury Interactive Corp.*                                        457
        12  National Instruments Corp. (l)                                    548
        13  Synopsys, Inc.*                                                   432
        20  Take-Two Interactive Software, Inc.* (l)                          573
        11  VERITAS Software Corp.*                                           392
            ---------------------------------------------------------------------
                                                                            5,015
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 4.5%
        22  Apple Computer, Inc.*                                             469
         5  Lexmark International, Inc.*                                      417
        42  Maxtor Corp.*                                                     471
        13  Tech Data Corp.*                                                  521
        12  Zebra Technologies Corp., Class A*                                828
            ---------------------------------------------------------------------
                                                                            2,706
            ---------------------------------------------------------------------

            CONSTRUCTION -- 1.5%
         1  Lennar Corp., B Shares                                            108
         9  Lennar Corp., Class A                                             821
            ---------------------------------------------------------------------
                                                                              929
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.9%
        34  Tempur-Pedic International, Inc.* (l)                             532

            CONSUMER SERVICES -- 0.9%
        19  Rent-A-Center, Inc.*                                              565

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.9%
        14  Amphenol Corp., Class A*                                          914
        14  Fisher Scientific International*                                  587
        18  Jabil Circuit, Inc.*                                              511
        42  Vishay Intertechnology, Inc.* (l)                                 973
            ---------------------------------------------------------------------
                                                                            2,985
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 2.5%
        22  International Game Technology                                     781
        23  Station Casinos, Inc.                                             711
            ---------------------------------------------------------------------
                                                                            1,492
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            FINANCIAL SERVICES -- 2.3%
         5  Legg Mason, Inc.                                         $        417
        20  T. Rowe Price Group, Inc.                                         955
            ---------------------------------------------------------------------
                                                                            1,372
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 10.6%
        10  Anthem, Inc.*                                                     776
        20  Caremark Rx, Inc.* (l)                                            507
        27  Health Management Associates, Inc.,
            Class A                                                           637
        13  Laboratory Corp. of America Holdings*                             469
        25  Omnicare, Inc.                                                  1,028
        11  Renal Care Group, Inc.*                                           433
        15  Steris Corp.*                                                     331
         7  Stryker Corp.                                                     633
         6  WellPoint Health Networks, Inc.*                                  606
        14  Zimmer Holdings, Inc.*                                          1,007
            ---------------------------------------------------------------------
                                                                            6,427
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 1.5%
        32  Fairmont Hotels & Resorts, Inc. (Canada)                          879

            INSURANCE -- 0.8%
        15  HCC Insurance Holdings, Inc.                                      480

            INTERNET SERVICES/SOFTWARE -- 1.1%
        10  CheckFree Corp.*                                                  263
        17  Orbitz, Inc., Class A* (l)                                        401
            ---------------------------------------------------------------------
                                                                              664
            ---------------------------------------------------------------------

            MANUFACTURING -- 1.2%
        17  Harsco Corp.                                                      754

            MULTI-MEDIA -- 0.7%
         4  The E.W. Scripps Co., Class A                                     405

            OIL & GAS -- 5.2%
        17  FMC Technologies, Inc.*                                           391
         9  Nabors Industries LTD (Barbados)*                                 384
        10  Patterson-UTI Energy, Inc.*                                       319
        18  Pioneer Natural Resources Co.*                                    579
        21  Pride International, Inc.* (l)                                    390
         9  Talisman Energy, Inc. (Canada) (l)                       $        507
        20  XTO Energy, Inc.                                                  558
            ---------------------------------------------------------------------
                                                                            3,128
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 4.5%
        13  Medicis Pharmaceutical Corp., Class A                             938
        21  Millennium Pharmaceuticals, Inc.*                                 392
        37  NBTY, Inc.*                                                       986
        17  Sepracor, Inc.*                                                   416
            ---------------------------------------------------------------------
                                                                            2,732
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 3.8%
        21  CBRL Group, Inc.                                                  820
        12  Outback Steakhouse, Inc.                                          513
        13  Ruby Tuesday, Inc.                                                365
        16  Wendy's International, Inc.                                       616
            ---------------------------------------------------------------------
                                                                            2,314
            ---------------------------------------------------------------------

            RETAILING -- 12.0%
         8  Advanced Auto Parts, Inc.*                                        667
        40  Big Lots, Inc.*                                                   562
        17  CarMax, Inc.*                                                     518
        13  CDW Corp.                                                         742
        14  Chico's FAS, Inc.*                                                521
        45  Dollar General Corp.                                              947
        13  Fastenal Co.                                                      647
        34  Foot Locker, Inc.                                                 804
        23  PETsMART, Inc.                                                    558
        29  Staples, Inc.*                                                    804
         8  Whole Foods Market, Inc.*                                         519
            ---------------------------------------------------------------------
                                                                            7,289
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 10.0%
        33  Altera Corp.*                                                     751
        16  Amkor Technology, Inc.* (l)                                       282
        21  Broadcom Corp., Class A*                                          712
        11  Intersil Corp., Class A                                           282
        16  KLA-Tencor Corp.*                                                 916
        13  Maxim Integrated Products, Inc.                                   667
        32  MEMC Electronics Materials, Inc.* (l)                             303
        15  Microchip Technology, Inc.                                        514

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            SEMI-CONDUCTORS -- CONTINUED
        19  Novellus Systems, Inc.*                                  $        810
        39  PMC-Sierra, Inc.*                                                 788
            ---------------------------------------------------------------------
                                                                            6,025
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 2.3%
        24  Nextel Communications, Inc., Class A*                             673
        53  Nextel Partners, Inc., Class A* (l)                               713
            ---------------------------------------------------------------------
                                                                            1,386
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.7%
        49  Corning, Inc.*                                                    510
        69  JDS Uniphase Corp.*                                               253
        96  Lucent Technologies, Inc.* (l)                                    272
            ---------------------------------------------------------------------
                                                                            1,035
            ---------------------------------------------------------------------
            Total Common Stocks                                            60,398
            (Cost $48,372)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.2%

            MONEY MARKET FUND -- 0.2%
        92  JPMorgan Prime Money Market Fund (a)                     $         92
            (Cost $92)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $     60,490
            (COST $48,464)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
       215  Merrill Lynch Premier Institution
            Money Market Fund                                        $        215
       216  Reserve Primary Money Market Fund                                 216

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$    4,992  Federal Home Loan Mortgage Corp.,
            1.07%, 01/20/04                                                 4,992
            ---------------------------------------------------------------------
                                                                     $      5,423
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 93.9%

            COMMON STOCKS -- 93.9%

            AEROSPACE -- 0.6%
       158  United Defense Industries, Inc.*                         $      5,024
            ---------------------------------------------------------------------

            APPAREL -- 3.5%
       168  Columbia Sportswear Co.* (l)                                    9,140
       485  VF Corp.                                                       20,980
            ---------------------------------------------------------------------
                                                                           30,120
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 0.9%
       234  Genuine Parts Co.                                               7,782
            ---------------------------------------------------------------------

            BANKING -- 10.5%
       145  Banknorth Group, Inc.                                           4,730
       282  BB&T Corp.                                                     10,908
       102  Compass Bancshares, Inc.                                        3,994
       176  Cullen/Frost Bankers, Inc.                                      7,157
        62  M&T Bank Corp.                                                  6,124
       419  North Fork Bancorporation, Inc.                                16,961
       252  TCF Financial Corp.                                            12,956
        93  Washington Federal, Inc.                                        2,633
       150  Webster Financial Corp.                                         6,865
       507  Wilmington Trust Corp.                                         18,248
            ---------------------------------------------------------------------
                                                                           90,576
            ---------------------------------------------------------------------

            BUSINESS SERVICES -- 3.9%
       251  Deluxe Corp.                                                   10,378
        77  Equifax, Inc.                                                   1,894
       225  Hewitt Associates, Inc., Class A*                               6,733
       263  IMS Health, Inc.                                                6,541
       455  Interactive Data Corp.*                                         7,541
            ---------------------------------------------------------------------
                                                                           33,087
            ---------------------------------------------------------------------

            CHEMICALS -- 2.6%
       204  Sigma-Aldrich Corp.                                            11,682
       301  The Sherwin-Williams Co.                                       10,439
            ---------------------------------------------------------------------
                                                                           22,121
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 2.0%
       184  Computer Associates International, Inc.                         5,028
       281  DST Systems, Inc.*                                             11,751
            ---------------------------------------------------------------------
                                                                           16,779
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 0.7%
        79  Lexmark International, Inc.*                             $      6,189

            CONSTRUCTION MATERIALS -- 2.4%
       185  Florida Rock Industries, Inc.                                  10,142
       211  Vulcan Materials Co.                                           10,042
            ---------------------------------------------------------------------
                                                                           20,184
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.4%
        44  Fortune Brands, Inc.                                            3,117

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.6%
       123  Mettler-Toledo International, Inc.
            (Switzerland)*                                                  5,204

            ENVIRONMENTAL SERVICES -- 1.3%
       443  Republic Services, Inc.                                        11,349

            FINANCIAL SERVICES -- 6.4%
       186  Charter One Financial, Inc.                                     6,433
       200  Golden West Financial Corp.                                    20,638
       160  H & R Block, Inc.                                               8,881
       102  Legg Mason, Inc.                                                7,880
       235  T. Rowe Price Group, Inc.                                      11,118
            ---------------------------------------------------------------------
                                                                           54,950
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 4.2%
        77  Brown-Forman Corp., Class B                                     7,192
       156  Constellation Brands, Inc., Class A*                            5,121
       428  Dean Foods Co.*                                                14,052
       214  Hormel Foods Corp.                                              5,521
        97  The J.M. Smucker Co.                                            4,372
            ---------------------------------------------------------------------
                                                                           36,258
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 3.1%
        51  Dentsply International, Inc.                                    2,297
       120  Hillenbrand Industries, Inc.                                    7,460
       153  Lincare Holdings, Inc.*                                         4,595
       126  WellPoint Health Networks, Inc.*                               12,239
            ---------------------------------------------------------------------
                                                                           26,591
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            INSURANCE -- 8.8%
       257  Cincinnati Financial Corp.                               $     10,746
       385  IPC Holdings LTD (Bermuda)                                     14,973
       294  MGIC Investment Corp.                                          16,753
       226  Old Republic International Corp.                                5,736
       128  PartnerRe LTD (Bermuda)                                         7,407
       246  Principal Financial Group, Inc.                                 8,135
       145  SAFECO Corp.                                                    5,649
       179  Willis Group Holdings LTD
            (United Kingdom)                                                6,105
            ---------------------------------------------------------------------
                                                                           75,504
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
       131  IDEX Corp.                                                      5,440

            MANUFACTURING -- 2.9%
       120  Carlisle Companies, Inc.                                        7,321
       152  Cooper Industries LTD, Class A                                  8,788
       287  Crane Co.                                                       8,823
            ---------------------------------------------------------------------
                                                                           24,932
            ---------------------------------------------------------------------

            MULTI-MEDIA -- 4.5%
       197  Gannett Co., Inc.                                              17,601
       110  Knight Ridder, Inc.                                             8,495
       128  The E.W. Scripps Co., Class A                                  12,012
            ---------------------------------------------------------------------
                                                                           38,108
            ---------------------------------------------------------------------

            OIL & GAS -- 5.7%
       149  Burlington Resources, Inc.                                      8,241
       284  Devon Energy Corp.                                             16,274
       174  Equitable Resources, Inc.                                       7,472
        80  Murphy Oil Corp.                                                5,231
       316  Premcor, Inc.*                                                  8,219
       133  XTO Energy, Inc.                                                3,772
            ---------------------------------------------------------------------
                                                                           49,209
            ---------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 1.9%
       201  Plum Creek Timber Co., Inc.                                     6,108
       253  Rayonier, Inc.                                                 10,502
            ---------------------------------------------------------------------
                                                                           16,610
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 1.2%
        69  AmerisourceBergen Corp.                                  $      3,891
       243  NBTY, Inc.*                                                     6,527
            ---------------------------------------------------------------------
                                                                           10,418
            ---------------------------------------------------------------------

            PIPELINES -- 2.5%
       366  Kinder Morgan, Inc.                                            21,642

            PRINTING & PUBLISHING -- 1.3%
        15  Washington Post Co., Class B                                   11,475

            REAL ESTATE -- 2.8%
       294  Brookfield Properties Corp. (Canada)                            8,435
       308  LNR Property Corp. (l)                                         15,224
            ---------------------------------------------------------------------
                                                                           23,659
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 1.4%
        85  Kimco Realty Corp.                                              3,822
       143  PS Business Parks, Inc.                                         5,879
        44  Public Storage, Inc.                                            1,922
            ---------------------------------------------------------------------
                                                                           11,623
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.6%
       387  Outback Steakhouse, Inc.                                       17,096
       154  Yum! Brands, Inc.*                                              5,298
            ---------------------------------------------------------------------
                                                                           22,394
            ---------------------------------------------------------------------

            RETAILING -- 3.4%
       237  AutoZone, Inc.*                                                20,229
       394  The TJX Companies, Inc.                                         8,694
            ---------------------------------------------------------------------
                                                                           28,923
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 4.3%
       290  Alltel Corp.                                                   13,494
       440  CenturyTel, Inc.                                               14,360
       139  Telephone & Data Systems, Inc.                                  8,688
            ---------------------------------------------------------------------
                                                                           36,542
            ---------------------------------------------------------------------

            TEXTILES -- 1.4%
       172  Mohawk Industries, Inc.*                                       12,098

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            TOYS & GAMES -- 0.8%
       346  Mattel, Inc.                                             $      6,673

            TRANSPORTATION -- 0.4%
        54  Teekay Shipping Corp. (Bahamas)                                 3,102

            UTILITIES -- 4.3%
       143  Dominion Resources, Inc.                                        9,140
       340  Energy East Corp.                                               7,612
       368  Pepco Holdings, Inc.                                            7,189
       239  SCANA Corp.                                                     8,179
       149  Sempra Energy                                                   4,476
            ---------------------------------------------------------------------
                                                                           36,596
            ---------------------------------------------------------------------
            Total Common Stocks                                           804,279
            (Cost $698,844)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 6.1%

            MONEY MARKET FUND -- 6.1%
    51,985  JPMorgan Prime
            Money Market Fund (a)                                    $     51,985
            (Cost $51,985)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $    856,264
            (COST $750,829)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,145  Merrill Lynch Premier Institution
            Money Market Fund                                        $      3,145
     3,145  Reserve Primary Money Market Fund                               3,145
            ---------------------------------------------------------------------
                                                                     $      6,290
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.6%

            COMMON STOCKS -- 99.6%

            AEROSPACE -- 2.4%
       154  Alliant Techsystems, Inc.* (l)                           $      8,876
       201  Curtiss-Wright Corp. (l)                                        9,056
            ---------------------------------------------------------------------
                                                                           17,932
            ---------------------------------------------------------------------

            APPAREL -- 1.9%
       392  Quiksilver, Inc.*                                               6,957
       135  Timberland Co., Class A*                                        7,035
            ---------------------------------------------------------------------
                                                                           13,992
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 6.1%
        86  BorgWarner, Inc. (l)                                            7,350
       161  Lithia Motors, Inc., Class A                                    4,054
       127  O'Reilly Automotive, Inc.* (l)                                  4,860
       197  Oshkosh Truck Corp. (l)                                        10,063
       102  Polaris Industries, Inc. (l)                                    9,017
       148  Winnebago Industries, Inc. (l)                                 10,182
            ---------------------------------------------------------------------
                                                                           45,526
            ---------------------------------------------------------------------

            BANKING -- 7.1%
        71  Downey Financial Corp.                                          3,476
       212  East-West Bancorp, Inc. (l)                                    11,359
       107  Hancock Holding Co. (l)                                         5,828
       137  Hudson United Bancorp                                           5,073
        83  MB Financial, Inc.                                              3,029
       137  The South Financial Group, Inc.                                 3,822
       180  UCBH Holdings, Inc.                                             7,026
       220  United Bankshares, Inc. (l)                                     6,848
       158  Wintrust Financial Corp. (l)                                    7,135
            ---------------------------------------------------------------------
                                                                           53,596
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 0.5%
       213  Serologicals Corp.*                                             3,962

            BROADCASTING/CABLE -- 0.8%
       415  Sinclair Broadcast Group, Inc., Class A*                        6,198

            BUSINESS SERVICES -- 1.7%
       146  Banta Corp.                                                     5,909
       767  MPS Group, Inc.* (l)                                            7,175
            ---------------------------------------------------------------------
                                                                           13,084
            ---------------------------------------------------------------------

            CHEMICALS -- 2.6%
       232  Albemarle Corp. (l)                                      $      6,962
       243  Georgia Gulf Corp. (l)                                          7,006
       220  Spartech Corp.                                                  5,422
            ---------------------------------------------------------------------
                                                                           19,390
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.9%
       172  Avocent Corp.*                                                  6,263
       179  Micros Systems, Inc.*                                           7,779
            ---------------------------------------------------------------------
                                                                           14,042
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.3%
       261  CACI International, Inc., Class A*                             12,699
       265  FileNET Corp.* (l)                                              7,176
       141  Hyperion Solutions Corp.*                                       4,235
       292  Intergraph Corp.*                                               6,973
        42  Transaction Systems Architects, Inc.,
            Class A*                                                          944
            ---------------------------------------------------------------------
                                                                           32,027
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 3.0%
       214  Hutchinson Technology, Inc.*                                    6,581
       190  Imation Corp.                                                   6,664
       136  Zebra Technologies Corp., Class A*                              9,011
            ---------------------------------------------------------------------
                                                                           22,256
            ---------------------------------------------------------------------

            CONSTRUCTION -- 1.1%
        18  NVR, Inc.* (l)                                                  8,551

            CONSUMER PRODUCTS -- 6.1%
       244  Church & Dwight Co., Inc. (l)                                   9,659
       215  Fossil, Inc.* (l)                                               6,015
       111  Harman International Industries, Inc.                           8,242
       271  Jarden Corp.* (l)                                               7,406
       119  The Scotts Co., Class A* (l)                                    7,010
       175  Toro Co. (l)                                                    8,101
            ---------------------------------------------------------------------
                                                                           46,433
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 0.8%
       145  Regis Corp.                                                     5,719

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            DISTRIBUTION -- 0.7%
       102  Hughes Supply, Inc. (l)                                  $      5,036

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.4%
       187  Ametek, Inc. (l)                                                9,025
        99  Brady Corp., Class A                                            4,026
       113  Varian, Inc.*                                                   4,701
            ---------------------------------------------------------------------
                                                                           17,752
            ---------------------------------------------------------------------

            ENGINEERING SERVICES -- 0.4%
     61     Jacobs Engineering Group, Inc.* (l)                             2,933

            ENTERTAINMENT/LEISURE -- 0.9%
       419  Boyd Gaming Corp. (l)                                           6,768

            ENVIRONMENTAL SERVICES -- 0.9%
       188  Waste Connections, Inc.* (l)                                    7,114

            FINANCIAL SERVICES -- 2.2%
       109  Affiliated Managers Group, Inc.* (l)                            7,575
       229  Raymond James Financial, Inc.                                   8,618
            ---------------------------------------------------------------------
                                                                           16,193
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 1.5%
       346  Hain Celestial Group, Inc.* (l)                                 8,033
        83  Performance Food Group Co.* (l)                                 2,988
            ---------------------------------------------------------------------
                                                                           11,021
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 8.9%
        93  AMERIGROUP Corp.* (l)                                           3,971
       221  Cooper Companies, Inc. (l)                                     10,396
       128  Coventry Health Care, Inc.* (l)                                 8,235
       105  Datascope Corp. (l)                                             3,764
        85  Idexx Laboratories, Inc.* (l)                                   3,915
       181  Invacare Corp. (l)                                              7,319
       135  Kindred Healthcare, Inc.* (l)                                   7,007
       137  Ocular Sciences, Inc.* (l)                                      3,945
       765  PSS World Medical, Inc.*                                        9,227
        74  Respironics, Inc.* (l)                                          3,355
       223  Sybron Dental Specialties, Inc.* (l)                            6,275
            ---------------------------------------------------------------------
                                                                           67,409
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 0.8%
       439  Extended Stay America, Inc. (l)                          $      6,353

            INSURANCE -- 2.2%
       117  HCC Insurance Holdings, Inc.                                    3,717
        23  Markel Corp.* (l)                                               5,704
       243  Platinum Underwriters Holdings LTD
            (Bermuda) (l)                                                   7,299
            ---------------------------------------------------------------------
                                                                           16,720
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 3.4%
       186  IDEX Corp. (l)                                                  7,748
       143  Kennametal, Inc. (l)                                            5,700
       223  Regal-Beloit Corp.                                              4,906
       405  Wabtec Corp. (l)                                                6,903
            ---------------------------------------------------------------------
                                                                           25,257
            ---------------------------------------------------------------------

            MANUFACTURING -- 3.0%
       251  Actuant Corp., Class A* (l)                                     9,086
       176  AptarGroup, Inc. (l)                                            6,856
       241  Kaydon Corp.                                                    6,215
            ---------------------------------------------------------------------
                                                                           22,157
            ---------------------------------------------------------------------

            METALS/MINING -- 0.3%
       120  Century Aluminum Co.* (l)                                       2,281

            MULTI-MEDIA -- 1.1%
       291  Emmis Communications Corp.,
            Class A* (l)                                                    7,880

            OIL & GAS -- 6.3%
       210  Patina Oil & Gas Corp.                                         10,286
       495  Pride International, Inc.* (l)                                  9,219
       394  Southwestern Energy Co.* (l)                                    9,424
       227  St. Mary Land & Exploration Co. (l)                             6,478
       276  Swift Energy Co.* (l)                                           4,649
       165  Tetra Technologies, Inc.* (l)                                   3,996
       181  Varco International, Inc.* (l)                                  3,736
            ---------------------------------------------------------------------
                                                                           47,788
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PHARMACEUTICALS -- 1.5%
       248  Medicines Co.*                                           $      7,297
        67  Neurocrine Biosciences, Inc.* (l)                               3,649
            ---------------------------------------------------------------------
                                                                           10,946
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST-- 1.7%
       107  Alexandria Real Estate Equities, Inc.                           6,213
       122  Chelsea Property Group, Inc. (l)                                6,681
            ---------------------------------------------------------------------
                                                                           12,894
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES-- 2.0%
       187  Applebee's International, Inc.                                  7,340
       321  Lone Star Steakhouse & Saloon                                   7,443
            ---------------------------------------------------------------------
                                                                           14,783
            ---------------------------------------------------------------------

            RETAILING -- 5.9%
       256  AnnTaylor Stores Corp.* (l)                                     9,996
       267  Chico's FAS, Inc.* (l)                                          9,881
       165  Genesco, Inc.* (l)                                              2,497
       189  Luby's, Inc.* (l)                                                 696
       191  Men's Wearhouse, Inc.* (l)                                      4,774
       370  Pier 1 Imports, Inc.                                            8,084
       248  School Specialty, Inc.*                                         8,433
            ---------------------------------------------------------------------
                                                                           44,361
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 4.6%
        90  Cymer, Inc.* (l)                                                4,139
       328  Integrated Circuit Systems, Inc.*                               9,356
       251  International Rectifier Corp.*                                 12,396
       188  Varian Semiconductor Equipment
            Associates, Inc.* (l)                                           8,214
            ---------------------------------------------------------------------
                                                                           34,105
            ---------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 0.9%
       169  UTI Worldwide, Inc. (Virgin Islands)                            6,395

            TELECOMMUNICATIONS -- 0.5%
       259  Tekelec*                                                        4,020

            TELECOMMUNICATIONS EQUIPMENT-- 1.6%
       467  CommScope, Inc.* (l)                                            7,618
       167  Inter-Tel, Inc.                                                 4,172
            ---------------------------------------------------------------------
                                                                           11,790
            ---------------------------------------------------------------------

            TRANSPORTATION -- 3.1%
       206  Arkansas Best Corp. (l)                                  $      6,460
       215  Landstar System, Inc.*                                          8,194
       435  Werner Enterprises, Inc.                                        8,468
            ---------------------------------------------------------------------
                                                                           23,122
            ---------------------------------------------------------------------

            UTILITIES -- 2.5%
       174  American States Water Co. (l)                                   4,352
       134  Atmos Energy Corp. (l)                                          3,263
       126  New Jersey Resources Corp.                                      4,860
       282  Philadelphia Suburban Corp. (l)                                 6,230
            ---------------------------------------------------------------------
                                                                           18,705
            ---------------------------------------------------------------------
            Total Common Stocks                                           746,491
            (Cost $561,967)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.4%

            MONEY MARKET FUND -- 0.4%
     2,693  JPMorgan Prime Money Market Fund (a)                            2,693
            (Cost $2,693)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $    749,184
            (COST $564,660)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
    20,001  Merrill Lynch Premier Institution
            Money Market Fund                                        $     20,001
    15,000  Reserve Primary Money Market Fund                              15,000

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$   24,960  Federal Home Loan Mortgage
            Corp., 1.06%, 01/13/04                                         24,960
    11,182  Federal Home Loan Mortgage
            Corp., 1.07%, 01/20/04                                         11,182

            REPURCHASE AGREEMENT (c)
    49,530  Bear Stearns, 1.00%, due 01/02/04,
            dated 12/31/03, proceeds $1,376,
            secured by U.S. Government
            Agency Securities                                              49,530
            ---------------------------------------------------------------------
                                                                     $    120,673
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)                     AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.2%

            COMMON STOCKS -- 96.2%

            AIRLINES -- 1.3%
         3  SkyWest, Inc.                                            $         56

            BANKING -- 2.2%
         1  East-West Bancorp, Inc.                                            30
         1  Southwest Bancorp of Texas, Inc.                                   31
         1  Texas Regional Bancshares, Class A                                 38
            ---------------------------------------------------------------------
                                                                               99
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.9%
         2  Myogen, Inc.*                                                      31
         2  Nektar Therapeutics*                                               30
         1  Telik, Inc.*                                                       24
            ---------------------------------------------------------------------
                                                                               85
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 1.4%
         2  Salem Communications Corp., Class A*                               62

            BUSINESS SERVICES -- 2.4%
         2  Alliance Data Systems Corp.*                                       58
         2  Sylvan Learning Systems, Inc.*                                     49
            ---------------------------------------------------------------------
                                                                              107
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 0.9%
        10  Enterasys Networks, Inc.*                                          39

            COMPUTER SOFTWARE -- 7.3%
         1  Hyperion Solutions Corp.*                                          39
         7  Lawson Software, Inc.*                                             58
         1  National Instruments Corp.                                         65
         4  Serena Software, Inc.* (l)                                         69
         2  Verint Systems, Inc.*                                              44
         5  Witness Systems, Inc.*                                             50
            ---------------------------------------------------------------------
                                                                              325
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 4.6%
         3  Electronics for Imaging, Inc.*                                     83
         5  Maxtor Corp.*                                                      58
         2  Tech Data Corp.*                                                   64
            ---------------------------------------------------------------------
                                                                              205
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.9%
         1  Ethan Allen Interiors, Inc.                              $         40

            CONSUMER SERVICES -- 2.8%
         1  Ritchie Bros. Auctioneers, Inc. (Canada)                           69
         3  United Rentals, Inc.*                                              57
            ---------------------------------------------------------------------
                                                                              126
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 4.2%
         2  DSP Group, Inc.*                                                   46
         5  GrafTech International LTD*                                        63
         2  Mettler-Toledo International, Inc.
            (Switzerland)*                                                     78
            ---------------------------------------------------------------------
                                                                              187
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 3.1%
         2  Alliance Gaming Corp.*                                             49
         1  Multimedia Games, Inc.*                                            41
         4  Pegasus Solutions, Inc.*                                           46
            ---------------------------------------------------------------------
                                                                              136
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 2.9%
         1  Affiliated Managers Group, Inc.*                                   58
         2  National Financial Partners Corp.                                  41
         1  Nelnet, Inc., Class A* (l)                                         31
            ---------------------------------------------------------------------
                                                                              130
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES-- 11.3%
         1  Cooper Companies, Inc.                                             49
         3  Covance, Inc.*                                                     68
         1  Diagnostic Products Corp.                                          32
         3  NDCHealth Corp.                                                    64
         1  Sunrise Assisted Living, Inc.* (l)                                 53
         2  United Surgical Partners International, Inc.*                      72
         2  VCA Antech, Inc.*                                                  71
         1  Ventana Medical Systems, Inc.*                                     33
         2  Wright Medical Group, Inc.*                                        60
            ---------------------------------------------------------------------
                                                                              502
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            INSURANCE -- 2.7%
         2  Infinity Property & Casualty Corp.                       $         55
         2  ProAssurance Corp.*                                                67
            ---------------------------------------------------------------------
                                                                              122
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 2.7%
         3  DoubleClick, Inc.*                                                 33
         2  Orbitz, Inc., Class A* (l)                                         35
         3  United Online, Inc.*                                               51
            ---------------------------------------------------------------------
                                                                              119
            ---------------------------------------------------------------------

            MANUFACTURING -- 3.2%
         1  Albany International Corp., Class A                                49
         2  Applied Films Corp.*                                               51
         5  General Cable Corp.*                                               41
            ---------------------------------------------------------------------
                                                                              141
            ---------------------------------------------------------------------

            METALS/MINING -- 1.0%
         1  Arch Coal, Inc.                                                    46

            MULTI-MEDIA -- 1.6%
         5  Gray Television, Inc.                                              73

            OFFICE/BUSINESS EQUIPMENT -- 2.6%
         1  Falcon Products, Inc.*                                              5
         4  Global Imaging Systems, Inc.*                                     113
            ---------------------------------------------------------------------
                                                                              118
            ---------------------------------------------------------------------

            OIL & GAS -- 5.2%
         2  Headwaters, Inc.*                                                  48
         3  Key Energy Services, Inc.*                                         32
         1  Newfield Exploration Co.*                                          43
         2  Unit Corp.*                                                        56
         2  Universal Compression Holding, Inc.*                               51
            ---------------------------------------------------------------------
                                                                              230
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 5.7%
         2  Adolor Corp.*                                                      35
         2  Alkermes, Inc.*                                                    24
         2  AtheroGenics, Inc.*                                                30
         2  Connetics Corp.*                                                   37
         2  Cubist Pharmaceuticals, Inc.*                                     23
         2  ILEX Oncology, Inc.*                                               37
         2  NBTY, Inc.*                                                        44
         1  OSI Pharmaceuticals, Inc.*                                         25
            ---------------------------------------------------------------------
                                                                              255
            ---------------------------------------------------------------------

            PRINTING & PUBLISHING -- 1.0%
         2  Information Holdings, Inc.*                                        44

            REAL ESTATE INVESTMENT TRUST -- 1.0%
         3  American Financial Realty Trust                                    44

            RESTAURANTS/FOOD SERVICES -- 1.8%
         3  Ruby Tuesday, Inc.                                                 79

            RETAILING -- 6.1%
         1  AnnTaylor Stores Corp.*                                            44
         1  CDW Corp.                                                          39
         1  Cost Plus, Inc.*                                                   33
         1  Men's Wearhouse, Inc.*                                             28
         2  PETCO Animal Supplies, Inc.*                                       51
         1  Tuesday Morning Corp.*                                             43
         1  Urban Outfitters, Inc.*                                            33
            ---------------------------------------------------------------------
                                                                              271
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 6.5%
         2  Artisan Components, Inc.*                                          48
         3  Credence Systems Corp.*                                            40
         4  Entegris, Inc.*                                                    45
         8  GlobespanVirata, Inc.*                                             49
         2  MKS Instruments, Inc.*                                             51
         3  Photronics, Inc.*                                                  55
            ---------------------------------------------------------------------
                                                                              288
            ---------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 1.7%
         2  UTI Worldwide, Inc. (Virgin Islands)                               75

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            TELECOMMUNICATIONS-- 4.5%
         4  Aeroflex, Inc.*                                          $         42
         7  LCC International, Inc.*                                           35
         5  Nextel Partners, Inc., Class A*                                    73
         3  Tekelec*                                                           52
            ---------------------------------------------------------------------
                                                                              202
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.0%
         2  Inter-Tel, Inc.                                                    45

            TRANSPORTATION -- 0.7%
         1  Knight Transportation, Inc.*                                       33
            ---------------------------------------------------------------------
            Total Common Stocks                                             4,284
            (Cost $3,491)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT-- 3.8%

            MONEY MARKET FUND -- 3.8%
       169  JPMorgan Prime Money Market Fund (a)                     $        169
            (Cost $169)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $      4,453
            (COST $3,660)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
        46  Merrill Lynch Premier Institution
            Money Market Fund                                        $         46
        45  Reserve Primary Money Market Fund                                  45
            ---------------------------------------------------------------------
                                                                     $         91
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TRUST SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.9%

            COMMON STOCKS -- 98.9%

            AEROSPACE -- 2.2%
        70  Alliant Techsystems, Inc.*                               $      4,030
       102  Curtiss-Wright Corp.                                            4,582
            ---------------------------------------------------------------------
                                                                            8,612
            ---------------------------------------------------------------------

            APPAREL -- 1.8%
       192  Quiksilver, Inc.*                                               3,406
        66  Timberland Co., Class A*                                        3,447
            ---------------------------------------------------------------------
                                                                            6,853
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 5.2%
        44  BorgWarner, Inc.                                                3,722
        96  Lithia Motors, Inc., Class A                                    2,420
        95  Oshkosh Truck Corp.                                             4,848
        52  Polaris Industries, Inc. (l)                                    4,624
        71  Winnebago Industries, Inc. (l)                                  4,867
            ---------------------------------------------------------------------
                                                                           20,481
            ---------------------------------------------------------------------

            BANKING -- 7.0%
        35  Downey Financial Corp.                                          1,706
       107  East-West Bancorp, Inc.                                         5,717
        54  Hancock Holding Co.                                             2,925
        69  Hudson United Bancorp                                           2,553
        43  MB Financial, Inc.                                              1,563
        69  The South Financial Group, Inc.                                 1,911
        91  UCBH Holdings, Inc.                                             3,538
       122  United Bankshares, Inc.                                         3,819
        78  Wintrust Financial Corp. (l)                                    3,500
            ---------------------------------------------------------------------
                                                                           27,232
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 0.5%
       107  Serologicals Corp.*                                             1,983

            BROADCASTING/CABLE -- 0.7%
       193  Sinclair Broadcast Group, Inc., Class A* (l)                    2,886

            BUSINESS SERVICES -- 1.6%
        65  Banta Corp.                                                     2,645
       370  MPS Group, Inc.*                                                3,458
            ---------------------------------------------------------------------
                                                                            6,103
            ---------------------------------------------------------------------

            CHEMICALS -- 2.3%
       115  Albemarle Corp.                                          $      3,450
       120  Georgia Gulf Corp.                                              3,471
        79  Spartech Corp.                                                  1,951
            ---------------------------------------------------------------------
                                                                            8,872
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.7%
        68  Avocent Corp.*                                                  2,491
        93  Micros Systems, Inc.*                                           4,015
            ---------------------------------------------------------------------
                                                                            6,506
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.3%
       118  CACI International, Inc., Class A*                              5,752
       134  FileNET Corp.*                                                  3,629
       114  Hyperion Solutions Corp.*                                       3,433
       148  Intergraph Corp.*                                               3,528
        22  Transaction Systems Architects, Inc.,
            Class A*                                                          507
            ---------------------------------------------------------------------
                                                                           16,849
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE-- 3.7%
       148  Electronics for Imaging, Inc.*                                  3,846
       107  Hutchinson Technology, Inc.*                                    3,298
        95  Imation Corp.                                                   3,332
        61  Zebra Technologies Corp., Class A*                              4,029
            ---------------------------------------------------------------------
                                                                           14,505
            ---------------------------------------------------------------------

            CONSTRUCTION -- 1.1%
         9  NVR, Inc.*                                                      4,241

            CONSTRUCTION MATERIALS -- 0.5%
        76  NCI Building Systems, Inc.*                                     1,814

            CONSUMER PRODUCTS -- 5.4%
        72  Church & Dwight Co., Inc.                                       2,847
       103  Fossil, Inc.*                                                   2,896
        58  Harman International Industries, Inc.                           4,262
       139  Jarden Corp.*                                                   3,798
        58  The Scotts Co., Class A*                                        3,431
        86  Toro Co.                                                        3,967
            ---------------------------------------------------------------------
                                                                           21,201
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            CONSUMER SERVICES -- 0.7%
        71  Regis Corp.                                              $      2,798

            DISTRIBUTION -- 0.7%
        52  Hughes Supply, Inc.                                             2,580

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 3.6%
        90  Ametek, Inc.                                                    4,357
        57  Benchmark Electronics, Inc.*                                    1,995
        50  Brady Corp., Class A                                            2,021
       129  Cubic Corp.                                                     2,965
        62  Varian, Inc.*                                                   2,594
            ---------------------------------------------------------------------
                                                                           13,932
            ---------------------------------------------------------------------

            ENGINEERING SERVICES -- 0.6%
        45  Jacobs Engineering Group, Inc.*                                 2,175

            ENTERTAINMENT/LEISURE -- 0.8%
       201  Boyd Gaming Corp.                                               3,239

            ENVIRONMENTAL SERVICES -- 0.5%
        48  Waste Connections, Inc.* (l)                                    1,802

            FINANCIAL SERVICES -- 2.1%
        56  Affiliated Managers Group, Inc.* (l)                            3,890
       119  Raymond James Financial, Inc.                                   4,475
            ---------------------------------------------------------------------
                                                                            8,365
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES-- 9.2%
        84  AMERIGROUP Corp.*                                               3,587
       109  Cooper Companies, Inc.                                          5,138
        66  Coventry Health Care, Inc.*                                     4,269
        53  Datascope Corp.                                                 1,882
        41  Idexx Laboratories, Inc.*                                       1,916
        93  Invacare Corp.                                                  3,742
        72  Kindred Healthcare, Inc.*                                       3,743
        68  Ocular Sciences, Inc.*                                          1,955
       378  PSS World Medical, Inc.*                                        4,560
        39  Respironics, Inc.*                                              1,754
       139  Sybron Dental Specialties, Inc.*                                3,909
            ---------------------------------------------------------------------
                                                                           36,455
            ---------------------------------------------------------------------

            INSURANCE -- 2.7%
        59  HCC Insurance Holdings, Inc.                             $      1,860
        11  Markel Corp.* (l)                                               2,865
       122  Platinum Underwriters Holdings LTD
            (Bermuda)                                                       3,672
        70  ProAssurance Corp.*                                             2,234
            ---------------------------------------------------------------------
                                                                           10,631
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT-- 3.8%
        94  IDEX Corp.                                                      3,894
        71  Kennametal, Inc.                                                2,838
       112  Regal-Beloit Corp.                                              2,457
        54  Thomas Industries, Inc.                                         1,854
       215  Wabtec Corp.                                                    3,662
            ---------------------------------------------------------------------
                                                                           14,705
            ---------------------------------------------------------------------

            MANUFACTURING -- 3.3%
       126  Actuant Corp., Class A*                                         4,550
        57  Albany International Corp., Class A                             1,926
        89  AptarGroup, Inc.                                                3,487
       122  Kaydon Corp.                                                    3,142
            ---------------------------------------------------------------------
                                                                           13,105
            ---------------------------------------------------------------------

            METALS/MINING -- 0.5%
        68  Commercial Metals Co.                                           2,061

            MULTI-MEDIA -- 1.5%
       146  Emmis Communications Corp., Class A*                            3,938
       125  Gray Television, Inc.                                           1,892
            ---------------------------------------------------------------------
                                                                            5,830
            ---------------------------------------------------------------------

            OIL & GAS -- 5.9%
        70  Holly Corp.                                                     1,928
       103  Patina Oil & Gas Corp.                                          5,054
       104  Pride International, Inc.* (l)                                  1,930
       198  Southwestern Energy Co.*                                        4,720
       145  St. Mary Land & Exploration Co.                                 4,127
        69  Swift Energy Co.*                                               1,154
       177  Tetra Technologies, Inc.*                                       4,288
            ---------------------------------------------------------------------
                                                                           23,201
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PHARMACEUTICALS -- 1.3%
       118  Medicines Co.*                                           $      3,461
        32  Neurocrine Biosciences, Inc.*                                   1,729
            ---------------------------------------------------------------------
                                                                            5,190
            ---------------------------------------------------------------------

            PRINTING & PUBLISHING -- 0.5%
        93  Thomas Nelson, Inc.                                             1,790

            REAL ESTATE INVESTMENT TRUST-- 1.7%
        55  Alexandria Real Estate Equities, Inc.                           3,156
        61  Chelsea Property Group, Inc.                                    3,337
            ---------------------------------------------------------------------
                                                                            6,493
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES-- 1.8%
        93  Applebee's International, Inc.                                  3,668
       153  Lone Star Steakhouse & Saloon                                   3,553
            ---------------------------------------------------------------------
                                                                            7,221
            ---------------------------------------------------------------------

            RETAILING -- 8.6%
       161  Aaron Rents, Inc.                                               3,249
       126  AnnTaylor Stores Corp.*                                         4,906
       265  Charlotte Russe Holding, Inc.*                                  3,673
       137  Chico's FAS, Inc.* (l)                                          5,066
       131  Men's Wearhouse, Inc.*                                          3,286
       184  Pier 1 Imports, Inc.                                            4,020
       124  School Specialty, Inc.* (l)                                     4,214
       185  West Marine, Inc.* (l)                                          5,148
            ---------------------------------------------------------------------
                                                                           33,562
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 3.5%
       125  Integrated Circuit Systems, Inc.*                               3,558
       124  International Rectifier Corp.*                                  6,137
        91  Varian Semiconductor Equipment
            Associates, Inc.*                                               3,967
            ---------------------------------------------------------------------
                                                                           13,662
            ---------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 0.8%
        83  UTI Worldwide, Inc. (Virgin Islands)                            3,129

            TELECOMMUNICATIONS EQUIPMENT-- 1.4%
       233  CommScope, Inc.*                                         $      3,798
        75  Inter-Tel, Inc.                                                 1,864
            ---------------------------------------------------------------------
                                                                            5,662
            ---------------------------------------------------------------------

            TRANSPORTATION -- 2.9%
       101  Arkansas Best Corp.                                             3,167
       105  Landstar System, Inc.*                                          4,009
       219  Werner Enterprises, Inc.                                        4,272
            ---------------------------------------------------------------------
                                                                           11,448
            ---------------------------------------------------------------------

            UTILITIES -- 2.5%
        92  American States Water Co.                                       2,299
        67  Atmos Energy Corp.                                              1,631
        68  New Jersey Resources Corp.                                      2,619
       147  Philadelphia Suburban Corp.                                     3,257
            ---------------------------------------------------------------------
                                                                            9,806
            ---------------------------------------------------------------------
            Total Common Stocks                                           386,980
            (Cost $297,939)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.1%

            MONEY MARKET FUND -- 1.1%
     4,280  JPMorgan Prime Money Market Fund (a)                            4,280
            (Cost $4,280)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $    391,260
            (COST $302,219)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,668  Merrill Lynch Premier
            Money Market Fund                                        $      3,668
     3,667  AIM Short Term Investment Co.                                   3,667

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$    9,984  Federal Home Loan Mortgage
            Corp., 1.04%, 02/12/04                                          9,984
---------------------------------------------------------------------------------
                                                                     $     17,319
---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)                     AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.6%

            COMMON STOCKS -- 98.8%

            AEROSPACE -- 0.8%
        75  Triumph Group, Inc.*                                     $      2,724

            AIRLINES -- 1.0%
        27  Airtran Holdings, Inc.*                                           320
       258  Northwest Airlines Corp.* (l)                                   3,260
            ---------------------------------------------------------------------
                                                                            3,580
            ---------------------------------------------------------------------

            APPAREL -- 0.5%
        20  Carter's, Inc.*                                                   504
        10  Columbia Sportswear Co.*                                          518
        35  K-Swiss, Inc., Class A                                            832
            ---------------------------------------------------------------------
                                                                            1,854
            ---------------------------------------------------------------------

            APPLIANCES & HOUSEHOLD DURABLES-- 0.2%
        75  Jacuzzi Brands, Inc.*                                             534

            AUTOMOTIVE -- 1.5%
        59  Lithia Motors, Inc., Class A                                    1,484
        32  Oshkosh Truck Corp.                                             1,633
        36  Superior Industries International, Inc.                         1,571
        17  Wabash National Corp.*                                            492
            ---------------------------------------------------------------------
                                                                            5,180
            ---------------------------------------------------------------------

            BANKING -- 8.6%
        24  Bank of Hawaii Corp.                                            1,017
        37  Banner Corp.                                                      940
        33  City National Corp.                                             2,072
        56  Columbia Banking Systems, Inc.                                  1,205
        45  Community Bank System, Inc.                                     2,188
        54  Cullen/Frost Bankers, Inc.                                      2,194
        75  Doral Financial Corp. (Puerto Rico)                             2,426
        24  First Financial Bancorp                                           380
        38  First Niagara Financial Group, Inc.                               561
        39  First State Bancorporation                                      1,342
        68  Irwin Financial Corp.                                           2,124
        63  R & G Financial Corp. (Puerto Rico), Class B                    2,521
        34  Santander BanCorp (Puerto Rico)                                   836
        31  Silicon Valley Bancshares*                                      1,128
        19  Southwest Bancorp of Texas, Inc.                                  734
        84  Sterling Bancshares, Inc.                                       1,122
        34  Sterling Financial Corp.                                        1,166
        29  Taylor Capital Group, Inc.                                        763
        16  The South Financial Group, Inc.                                   450
        30  Waypoint Financial Corp.                                 $        652
        91  West Coast Bancorp                                              1,944
        46  Westamerica Bancorporation                                      2,265
            ---------------------------------------------------------------------
                                                                           30,030
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.1%
        91  Cytogen Corp.*                                                    992
       142  Encysive Pharmaceuticals, Inc.*                                 1,267
       539  Genelabs Technologies*                                          1,510
       103  Myogen, Inc.*                                                   1,474
        87  Telik, Inc.* (l)                                                2,010
            ---------------------------------------------------------------------
                                                                            7,253
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.5%
        20  Pulitzer, Inc.                                                  1,061
        53  Sinclair Broadcast Group, Inc., Class A*                          791
            ---------------------------------------------------------------------
                                                                            1,852
            ---------------------------------------------------------------------

            BUSINESS SERVICES -- 2.8%
        40  Alliance Data Systems Corp.*                                    1,118
       205  BearingPoint, Inc.*                                             2,065
        20  Cognizant Technology Solutions Corp.*                             893
        44  G&K Services, Inc., Class A                                     1,611
       249  Quanta Services, Inc.* (l)                                      1,817
       227  Spherion Corp.*                                                 2,223
            ---------------------------------------------------------------------
                                                                            9,727
            ---------------------------------------------------------------------

            CHEMICALS -- 0.8%
       186  Millennium Chemicals, Inc. (l)                                  2,363
        18  Symyx Technologies, Inc.*                                         366
            ---------------------------------------------------------------------
                                                                            2,729
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 0.6%
        53  Brocade Communications Systems, Inc.*                             306
       240  Enterasys Networks, Inc.*                                         899
        35  Foundry Networks, Inc.*                                           945
            ---------------------------------------------------------------------
                                                                            2,150
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 3.9%
        36  Ascential Software Corp.* (l)                                     943
        27  CACI International, Inc., Class A*                              1,332
        15  Cognos, Inc. (Canada)*                                            466
        66  CompuCom Systems, Inc.*                                           347

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            COMPUTER SOFTWARE -- CONTINUED
        48  Computer Programs & Systems, Inc.                        $        969
        29  Embarcadero Technologies, Inc.*                                   463
        27  Hyperion Solutions Corp.* (l)                                     823
       234  Informatica Corp.*                                              2,410
        13  Kronos, Inc.*                                                     518
        30  Lexar Media, Inc.*                                                526
        30  ManTech International Corp., Class A* (l)                         739
        51  Perot Systems Corp., Class A*                                     692
        55  Progress Software Corp.*                                        1,119
        48  Secure Computing Corp.*                                           858
        17  Take-Two Interactive Software, Inc.*                              501
        89  Tier Technologies, Inc., Class B*                                 727
            ---------------------------------------------------------------------
                                                                           13,433
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE-- 5.0%
        48  Electronics for Imaging, Inc.*                                  1,239
       445  Maxtor Corp.*                                                   4,936
        32  PEC Solutions, Inc.* (l)                                          534
       147  Synaptics, Inc.*                                                2,208
       329  Western Digital Corp.*                                          3,885
        68  Zebra Technologies Corp., Class A*                              4,512
            ---------------------------------------------------------------------
                                                                           17,314
            ---------------------------------------------------------------------

            CONSTRUCTION -- 2.0%
       212  Apogee Enterprises, Inc.                                        2,410
       426  Champion Enterprises, Inc.*                                     2,980
        54  Dycom Industries, Inc.*                                         1,445
            ---------------------------------------------------------------------
                                                                            6,835
            ---------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 1.8%
       113  ElkCorp                                                         3,008
        65  Louisiana-Pacific Corp.*                                        1,167
        65  Universal Forest Products, Inc.                                 2,098
            ---------------------------------------------------------------------
                                                                            6,273
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.5%
        35  Central Garden & Pet Co.*                                         993
        33  Jarden Corp.*                                                     907
            ---------------------------------------------------------------------
                                                                            1,900
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 0.5%
        13  Arbitron, Inc.*                                                   549
       142  Integrated Alarm Services Group, Inc.* (l)                      1,204
            ---------------------------------------------------------------------
                                                                            1,753
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 2.7%
        37  Belden, Inc.                                             $        783
        52  Cable Design Technologies Corp.* (l)                              467
         7  Electro Scientific Industries, Inc.*                              167
       154  Encore Wire Corp.*                                              2,720
       173  GrafTech International LTD*                                     2,340
       174  Integrated Electrical Services, Inc.*                           1,614
        35  Photon Dynamics, Inc.* (l)                                      1,411
            ---------------------------------------------------------------------
                                                                            9,502
            ---------------------------------------------------------------------

            ENGINEERING SERVICES -- 0.5%
        63  Chicago Bridge & Iron Co., N.Y. Registered
            Shares (The Netherlands)                                        1,821

            ENTERTAINMENT/LEISURE -- 0.7%
       113  Boyd Gaming Corp.                                               1,822
        26  Penn National Gaming, Inc.*                                       604
            ---------------------------------------------------------------------
                                                                            2,426
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 3.0%
        41  Accredited Home Lenders Holding Co.*                            1,249
        47  American Capital Strategies LTD                                 1,395
        41  CapitalSource, Inc.*                                              880
       110  eSpeed, Inc., Class A*                                          2,587
        30  Farmer Mac, Class C*                                              974
        95  Friedman, Billings, Ramsey Group, Inc.,
            Class A                                                         2,200
        24  Marlin Business Services, Inc.*                                   412
        23  Portfolio Recovery Associates, Inc.* (l)                          601
            ---------------------------------------------------------------------
                                                                           10,298
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 0.6%
        93  Chiquita Brands International, Inc.*                            2,094

            HEALTH CARE/HEALTH CARE SERVICES-- 5.7%
        30  Accredo Health, Inc.*                                             949
        18  Advanced Neuromodulation Systems, Inc.*                           839
        78  Centene Corp.* (l)                                              2,172
        49  Conceptus, Inc.* (l)                                              518
        27  Cyberonics, Inc.*                                                 871
        73  Cytyc Corp.*                                                    1,001
       129  Encore Medical Corp.*                                           1,048
        76  Inveresk Research Group, Inc.* (l)                              1,889
        19  Kindred Healthcare, Inc.*                                         989
        20  LifePoint Hospitals, Inc.*                                        580

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        69  Mariner Health Care, Inc.*                               $      1,546
        44  Omnicare, Inc.                                                  1,767
       234  Orthovita, Inc.* (l)                                              752
        15  PacifiCare Health Systems*                                      1,002
        11  Pediatrix Medical Group, Inc.* (l)                                602
        98  STAAR Surgical Co.* (l)                                         1,104
        63  United Surgical Partners
            International, Inc.* (l)                                        2,109
            ---------------------------------------------------------------------
                                                                           19,738
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 0.2%
       102  La Quinta Corp.*                                                  652

            INSURANCE -- 2.5%
        45  Argonaut Group, Inc.*                                             699
        26  Direct General Corp.                                              869
        50  HCC Insurance Holdings, Inc.                                    1,582
        49  Protective Life Corp.                                           1,644
        22  Scottish Re Group LTD (Bermuda)                                   452
        30  StanCorp Financial Group, Inc.                                  1,876
        43  W.R. Berkley Corp.                                              1,499
            ---------------------------------------------------------------------
                                                                            8,621
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE-- 1.2%
        65  At Road, Inc.*                                                    861
       169  CNET Networks, Inc.*                                            1,153
        38  EarthLink, Inc.*                                                  380
        37  Lionbridge Technologies, Inc.*                                    354
       103  Network Associates, Inc.*                                       1,551
            ---------------------------------------------------------------------
                                                                            4,299
            ---------------------------------------------------------------------

            LEASING -- 0.3%
        38  GATX Corp.                                                      1,074

            MACHINERY & ENGINEERING EQUIPMENT-- 3.0%
        93  Applied Industrial Technologies, Inc.                           2,219
        61  Kennametal, Inc.                                                2,437
        95  Nordson Corp.                                                   3,282
       103  UNOVA, Inc.*                                                    2,367
            ---------------------------------------------------------------------
                                                                           10,305
            ---------------------------------------------------------------------

            MANUFACTURING -- 1.5%
       102  General Cable Corp.*                                     $        831
        59  Joy Global, Inc.                                                1,553
       143  Walter Industries, Inc.                                         1,903
        24  Wilson Greatbatch Technologies, Inc.* (l)                         994
            ---------------------------------------------------------------------
                                                                            5,281
            ---------------------------------------------------------------------

            METALS/MINING -- 3.8%
        85  Arch Coal, Inc.                                                 2,643
        82  Commercial Metals Co.                                           2,497
        76  Mueller Industries, Inc.*                                       2,624
        96  Precision Castparts Corp.                                       4,345
        52  Valmont Industries, Inc.                                        1,205
            ---------------------------------------------------------------------
                                                                           13,314
            ---------------------------------------------------------------------

            MULTI-MEDIA -- 2.2%
        62  Emmis Communications Corp., Class A*                            1,676
        53  Gray Television, Inc.                                             801
        26  Hearst-Argyle Television, Inc.                                    719
        91  Insight Communications Co., Inc.* (l)                             935
        72  Journal Register Co.*                                           1,491
        16  Media General, Inc., Class A                                    1,032
       285  Sirius Satellite Radio, Inc.* (l)                                 901
         8  Young Broadcasting, Inc., Class A*                                162
            ---------------------------------------------------------------------
                                                                            7,717
            ---------------------------------------------------------------------

            OFFICE/BUSINESS EQUIPMENT-- 0.2%
        31  Herman Miller, Inc.                                               763

            OIL & GAS -- 3.7%
        43  Energen Corp.                                                   1,752
        22  FMC Technologies, Inc.*                                           518
       128  Global Industries LTD*                                            658
        48  Gulf Island Fabrication, Inc.*                                    813
        54  Lone Star Technologies*                                           867
        23  Maverick Tube Corp.*                                              440
        49  ONEOK, Inc.                                                     1,081
        19  Patterson-UTI Energy, Inc.*                                       634
        62  Premcor, Inc.*                                                  1,600
        63  Spinnaker Exploration Co.*                                      2,044
        37  Stone Energy Corp.* (l)                                         1,578
        33  W-H Energy Services, Inc.*                                        538
        15  Westport Resources Corp.* (l)                                     445
            ---------------------------------------------------------------------
                                                                           12,968
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PACKAGING -- 3.4%
       818  Crown Holdings, Inc.*                                    $      7,412
       103  Silgan Holdings, Inc.*                                          4,384
            ---------------------------------------------------------------------
                                                                           11,796
            ---------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 0.6%
       162  Caraustar Industries, Inc.*                                     2,241

            PHARMACEUTICALS -- 6.4%
        66  Able Laboratories, Inc.* +                                      1,190
       257  Adolor Corp.*                                                   5,142
        30  Amylin Pharmaceuticals, Inc.* (l)                                 664
       244  AtheroGenics, Inc.* (l)                                         3,647
        77  Cubist Pharmaceuticals, Inc.*                                     941
       124  Cypress Bioscience, Inc.*                                       1,873
        34  Esperion Therapeutics, Inc.*                                    1,166
       121  Ligand Pharmaceuticals, Inc.,
            Class B* (l)                                                    1,777
        58  Medicines Co.*                                                  1,696
        13  NBTY, Inc.*                                                       341
        17  Neurocrine Biosciences, Inc.*                                     923
        49  Sepracor, Inc.*                                                 1,164
        26  Taro Pharmaceutical Industries LTD
            (Israel)*                                                       1,662
            ---------------------------------------------------------------------
                                                                           22,186
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST-- 5.4%
        13  Agree Realty Corp.                                                359
         4  Alexandria Real Estate Equities, Inc.                             236
        83  American Home Mortgage Investment Corp.                         1,876
        36  Annaly Mortgage Management, Inc.                                  661
        27  Anworth Mortgage Asset Corp.                                      381
        27  Capital Automotive Real Estate
            Investment Trust                                                  851
        14  Chelsea Property Group, Inc.                                      786
        30  Cousins Properties, Inc.                                          922
        15  Developers Diversified Realty Corp.                               498
        35  General Growth Properties, Inc.                                   977
        29  Highwoods Properties, Inc.                                        748
        68  Lexington Corporate Properties Trust                            1,379
        84  MFA Mortgage Investments, Inc.                                    815
        42  Post Properties, Inc.                                           1,166
       101  Prentiss Properties Trust                                       3,319
        14  Regency Centers Corp.                                             552
        63  United Dominion Realty Trust, Inc.                       $      1,204
        57  Ventas, Inc.                                                    1,256
        16  Weingarten Realty Investors                                       720
            ---------------------------------------------------------------------
                                                                           18,706
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES-- 0.2%
        31  Landry's Restaurants, Inc.                                        800

            RETAILING -- 5.4%
        87  AnnTaylor Stores Corp.*                                         3,387
        70  BJ's Wholesale Club, Inc.*                                      1,604
        20  Chico's FAS, Inc.* (l)                                            724
        92  CSK Auto Corp.*                                                 1,727
        35  Fred's, Inc.                                                    1,094
       168  Kirkland's, Inc.*                                               2,969
        28  Linens `N Things, Inc.*                                           837
        15  Michaels Stores, Inc.                                             684
       205  Pier 1 Imports, Inc.                                            4,478
        37  School Specialty, Inc.* (l)                                     1,263
            ---------------------------------------------------------------------
                                                                           18,767
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 5.2%
        91  ASE Test LTD (Taiwan)*                                          1,368
       255  ChipPAC, Inc., Class A* (l)                                     1,936
       316  Credence Systems Corp.* (l)                                     4,156
        63  Intersil Corp., Class A                                         1,572
       159  Kulicke & Soffa Industries, Inc.* (l)                           2,281
        35  Lam Research Corp.*                                             1,126
        50  O2Micro International LTD
            (Cayman Islands)*                                               1,120
        18  Photronics, Inc.*                                                 357
       146  Semtech Corp.*                                                  3,314
        19  Varian Semiconductor Equipment
            Associates, Inc.*                                                 835
            ---------------------------------------------------------------------
                                                                           18,065
            ---------------------------------------------------------------------

            STEEL -- 0.9%
        42  Reliance Steel & Aluminum Co.                                   1,382
        12  Schnitzer Steel Industries, Inc., Class A                         738
        27  United States Steel Corp.                                         934
            ---------------------------------------------------------------------
                                                                            3,054
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

          TELECOMMUNICATIONS -- 2.5%
       277  Aeroflex, Inc.*                                          $      3,239
        63  Cincinnati Bell, Inc.*                                            317
       157  Citizens Communications Co.*                                    1,946
       178  Extreme Networks, Inc.*                                         1,283
        90  MasTec, Inc.*                                                   1,340
        23  Western Wireless Corp., Class A*                                  421
            ---------------------------------------------------------------------
                                                                            8,546
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT-- 0.6%
        62  Advanced Fibre Communications, Inc.*                            1,254
        36  Andrew Corp.* (l)                                                 410
        64  Sycamore Networks, Inc.*                                          335
            ---------------------------------------------------------------------
                                                                            1,999
            ---------------------------------------------------------------------

            TRANSPORTATION -- 1.4%
        66  Kirby Corp.*                                                    2,310
        56  Overnite Corp.*                                                 1,274
        63  Werner Enterprises, Inc.                                        1,223
            ---------------------------------------------------------------------
                                                                            4,807
            ---------------------------------------------------------------------

            UTILITIES -- 1.9%
       108  Atmos Energy Corp.                                              2,625
       429  Sierra Pacific Resources* (l)                                   3,147
        43  Westar Energy, Inc.                                               871
            ---------------------------------------------------------------------
                                                                            6,643
            ---------------------------------------------------------------------
            Total Common Stocks                                           343,604
            (Cost $247,918)
            ---------------------------------------------------------------------

            PREFERRED STOCKS -- 0.6%
            ENTERTAINMENT/LEISURE -- 0.6%

        86  Six Flags, Inc.                                                 1,969
            (Cost $1,122)

            INVESTMENT COMPANY -- 0.2%
        50  Technology Investment Capital Corp.                               782
            (Cost $755)
            ---------------------------------------------------------------------
            Total Long-Term Investments                                   346,355
            (Cost $249,795)
            ---------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)       ISSUER                                                          VALUE
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.4%

            U.S. TREASURY SECURITY-- 0.1%

$      300  U.S. Treasury Note, 2.13%, 10/31/04 @ +                  $        302
            (Cost $302)

SHARES
---------------------------------------------------------------------------------
            MONEY MARKET FUND -- 0.3%
       940  JPMorgan Prime Money Market Fund (a)                              940
            (Cost $940)
            ---------------------------------------------------------------------
            Total Short-Term Investments                                    1,242
            (Cost $1,242)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $    347,597
            (COST $251,037)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     4,181  Merrill Lynch Premier Money Market Fund                  $      4,181
     4,181  AIM Short Term Investment Co.                                   4,181

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$    4,992  Federal Home Loan Mortgage Corp.,
            1.07%, 01/20/04                                                 4,992
     9,984  Federal Home Loan Mortgage Corp.,
            1.04%, 02/12/04                                                 9,984
            ---------------------------------------------------------------------
                                                                     $     23,338
            ---------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                        NOTIONAL             UNREALIZED
NUMBER OF                                                                               VALUE AT           APPRECIATION
CONTRACTS   DESCRIPTION                                          EXPIRATION DATE  12/31/03 (USD)   (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
18          Russell 2000                                             March, 2004      $    5,015               $   (39)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.8%

            COMMON STOCKS -- 99.8%

            AIRLINES -- 1.3%
         8  SkyWest, Inc.                                            $        144

            BANKING -- 2.3%
         2  East-West Bancorp, Inc.                                            83
         2  Southwest Bancorp of Texas, Inc.                                   82
         3  Texas Regional Bancshares, Class A                                 98
            ---------------------------------------------------------------------
                                                                              263
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.0%
         6  Myogen, Inc.*                                                      79
         6  Nektar Therapeutics*                                               80
         3  Telik, Inc.*                                                       64
            ---------------------------------------------------------------------
                                                                              223
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 1.4%
         6  Salem Communications Corp., Class A*                              159

            BUSINESS SERVICES -- 2.5%
         5  Alliance Data Systems Corp.*                                      149
         5  Sylvan Learning Systems, Inc.*                                    134
            ---------------------------------------------------------------------
                                                                              283
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 0.9%
        27  Enterasys Networks, Inc.*                                         100

            COMPUTER SOFTWARE -- 7.5%
         3  Hyperion Solutions Corp.*                                         101
        18  Lawson Software, Inc.*                                            148
         4  National Instruments Corp.                                        165
        10  Serena Software, Inc.*                                            176
         5  Verint Systems, Inc.*                                             114
        14  Witness Systems, Inc.*                                            133
            ---------------------------------------------------------------------
                                                                              837
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE-- 4.7%
         8  Electronics for Imaging, Inc.*                                    212
        13  Maxtor Corp.*                                                     148
         4  Tech Data Corp.*                                                  166
            ---------------------------------------------------------------------
                                                                              526
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 1.0%
         3  Ethan Allen Interiors, Inc.                                       111

            CONSUMER SERVICES -- 3.0%
         4  Ritchie Bros. Auctioneers, Inc. (Canada)                 $        189
         8  United Rentals, Inc.*                                             147
            ---------------------------------------------------------------------
                                                                              336
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 4.5%
         5  DSP Group, Inc.*                                                  118
        13  GrafTech International LTD*                                       173
         5  Mettler-Toledo International, Inc.
            (Switzerland)*                                                    214
            ---------------------------------------------------------------------
                                                                              505
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 3.3%
         5  Alliance Gaming Corp.*                                            126
         3  Multimedia Games, Inc.*                                           113
        12  Pegasus Solutions, Inc.*                                          130
            ---------------------------------------------------------------------
                                                                              369
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 3.0%
         2  Affiliated Managers Group, Inc.*                                  144
         4  National Financial Partners Corp.                                 106
         4  Nelnet, Inc., Class A*                                             81
            ---------------------------------------------------------------------
                                                                              331
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES-- 11.7%
         3  Cooper Companies, Inc.                                            133
         6  Covance, Inc.*                                                    172
         2  Diagnostic Products Corp.                                          87
         6  NDCHealth Corp.                                                   165
         4  Sunrise Assisted Living, Inc.*                                    138
         5  United Surgical Partners International, Inc.*                     181
         6  VCA Antech, Inc.*                                                 180
         2  Ventana Medical Systems, Inc.*                                     93
         5  Wright Medical Group, Inc.*                                       154
            ---------------------------------------------------------------------
                                                                            1,303
            ---------------------------------------------------------------------

            INSURANCE -- 2.9%
         4  Infinity Property & Casualty Corp.                                140
         6  ProAssurance Corp.*                                               184
            ---------------------------------------------------------------------
                                                                              324
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 2.8%
         8  DoubleClick, Inc.*                                                 86
         4  Orbitz, Inc., Class A*                                             92
         8  United Online, Inc.*                                              130
            ---------------------------------------------------------------------
                                                                              308
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.8%

             MANUFACTURING -- 3.3%
         4   Albany International Corp., Class A                      $        140
         4   Applied Films Corp.*                                              130
        13   General Cable Corp.*                                              104
             ---------------------------------------------------------------------
                                                                               374
             ---------------------------------------------------------------------

             METALS/MINING -- 1.0%
         4   Arch Coal, Inc.                                                   117

             MULTI-MEDIA -- 1.7%
        12   Gray Television, Inc.                                             187

             OFFICE/BUSINESS EQUIPMENT -- 2.7%
        10   Global Imaging Systems, Inc.*                                     302

             OIL & GAS -- 5.4%
         6   Headwaters, Inc.*                                                 124
         9   Key Energy Services, Inc.*                                         88
         3   Newfield Exploration Co.*                                         118
         6   Unit Corp.*                                                       144
         5   Universal Compression Holding, Inc.*                              132
         0^^ XTO Energy, Inc.                                                    0^^
             ---------------------------------------------------------------------
                                                                               606
             ---------------------------------------------------------------------

             PHARMACEUTICALS -- 5.9%
         4   Adolor Corp.*                                                      88
         5   Alkermes, Inc.*                                                    61
         5   AtheroGenics, Inc.*                                                75
         5   Connetics Corp.*                                                   95
         5   Cubist Pharmaceuticals, Inc.*                                      59
         5   ILEX Oncology, Inc.*                                               97
         4   NBTY, Inc.*                                                       116
         2   OSI Pharmaceuticals, Inc.*                                         64
             ---------------------------------------------------------------------
                                                                               655
             ---------------------------------------------------------------------

             PRINTING & PUBLISHING -- 1.0%
         5   Information Holdings, Inc.*                                       114

             REAL ESTATE INVESTMENT TRUST-- 1.0%
         7   American Financial Realty Trust                                   113

             RESTAURANTS/FOOD SERVICES -- 1.8%
         7   Ruby Tuesday, Inc.                                                202

             RETAILING -- 6.4%
         3   AnnTaylor Stores Corp.*                                  $        112
         2   CDW Corp.                                                         107
         2   Cost Plus, Inc.*                                                   88
         3   Men's Wearhouse, Inc.*                                             70
         4   PETCO Animal Supplies, Inc.*                                      133
         4   Tuesday Morning Corp.*                                            110
         3   Urban Outfitters, Inc.*                                            93
             ---------------------------------------------------------------------
                                                                               713
             ---------------------------------------------------------------------

             SEMI-CONDUCTORS -- 6.6%
         6   Artisan Components, Inc.*                                         123
         8   Credence Systems Corp.*                                           104
         9   Entegris, Inc.*                                                   116
        22   GlobespanVirata, Inc.*                                            129
         5   MKS Instruments, Inc.*                                            132
         7   Photronics, Inc.*                                                 137
             ---------------------------------------------------------------------
                                                                               741
             ---------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.7%
         5   UTI Worldwide, Inc. (Virgin Islands)                              193

             TELECOMMUNICATIONS -- 4.7%
         9   Aeroflex, Inc.*                                                   108
        18   LCC International, Inc.*                                           94
        14   Nextel Partners, Inc., Class A*                                   186
         9   Tekelec*                                                          135
             ---------------------------------------------------------------------
                                                                               523
             ---------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT-- 1.0%
         5   Inter-Tel, Inc.                                                   116

             TRANSPORTATION -- 0.8%
         4   Knight Transportation, Inc.*                                       91
             ---------------------------------------------------------------------
             Total Common Stocks                                            11,169
             (Cost $9,549)
             ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.2%

             MONEY MARKET FUND -- 0.2%
        23   JPMorgan Prime Money Market Fund (a)                               23
             (Cost $23)
             ---------------------------------------------------------------------
             TOTAL INVESTMENTS-- 100.0%                               $     11,192
             (COST $9,572)
             ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*     -- Non-income producing security.
^^    -- Amount rounds to less than one thousand.
@     -- Security is fully or partially segregated with brokers as initial margin for futures contracts.
+     -- All or portion of this security is segregated with the custodian for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by J. P. Morgan Investment Management, Inc.
(c)   -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
USD   -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS


STATEMENT OF ASSETS
AND LIABILITIES                         AS OF DECEMBER 31, 2003
(Amounts in thousands, except per share amounts)

                                                     DYNAMIC        MID CAP        MID CAP
                                                   SMALL CAP         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                 $    192,083   $    197,033   $     60,490
Investments held as collateral for
securities lending program                             9,403          6,168          5,423
Cash                                                      --             --             --^
Receivables:
    Investment securities sold                         2,002            622            470
    Fund shares sold                                     600              5             17
    Interest and dividends                                63            171             15
    Securities lending (net)                               2              1             --^
------------------------------------------------------------------------------------------
Total Assets                                         204,153        204,000         66,415
------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Due to custodian                                       1            176             --
    Distributions                                         --            210             --
    Investment securities purchased                    2,634             --             --
    Collateral for securities
    lending program                                    9,403          6,168          5,423
    Fund shares redeemed                                 321          3,181            308
Accrued liabilities:
    Investment advisory fees                             106            108             26
    Administration fees                                   16             17              3
    Shareholder servicing fees                            17              8              3
    Distribution fees                                     73             --             14
    Custodian fees                                        15              6              8
    Trustees' fees - deferred
    compensation plan                                     24             21              1
    Other                                                178             39             62
------------------------------------------------------------------------------------------
Total Liabilities                                     12,788          9,934          5,848
------------------------------------------------------------------------------------------
NET ASSETS                                      $    191,365   $    194,066   $     60,567
------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                                     DYNAMIC        MID CAP        MID CAP
                                                   SMALL CAP         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                 $    185,457   $    150,508   $    312,088
Accumulated undistributed
(overdistributed) net investment income                  (24)           (10)            (1)
Accumulated net realized gain (loss)
on investments                                       (41,273)           172       (263,546)
Net unrealized appreciation
(depreciation) of investments                         47,205         43,396         12,026
------------------------------------------------------------------------------------------
Total Net Assets                                $    191,365   $    194,066   $     60,567
------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                            5,303             --         11,746
    Class B                                            3,911             --            618
    Class C                                            1,454             --             --
    Select                                               953          6,224             --
Net Asset Value:
    Class A (and redemption price)              $      16.81   $         --   $       4.91
    Class B*                                    $      16.01   $         --   $       4.77
    Class C*                                    $      15.98   $         --   $         --
    Select (and redemption price)               $      17.13   $      31.18   $         --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                   $      17.84   $         --   $       5.21
------------------------------------------------------------------------------------------
Cost of investments                             $    144,878   $    153,637   $     48,464
------------------------------------------------------------------------------------------

*  Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     MID CAP      SMALL CAP      SMALL CAP
                                                       VALUE         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                 $    856,264   $    749,184   $      4,453
Investments held as collateral for
securities lending program                             6,290        120,673             91
Cash                                                     240             68             --^
Receivables:
    Investment securities sold                         1,216             --             25
    Fund shares sold                                  20,223          1,136             --
    Interest and dividends                               751            381              1
    Securities lending (net)                               1             14             --^
    Expense reimbursements                                --             --              6
------------------------------------------------------------------------------------------
Total Assets                                         884,985        871,456          4,576
------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Investment securities purchased                   19,825            622             13
    Collateral for securities
    lending program                                    6,290        120,673             91
    Fund shares redeemed                               1,666          2,879             --
Accrued liabilities:
    Investment advisory fees                             356            409             --
    Administration fees                                   67             76             --
    Shareholder servicing fees                            69             18             --
    Distribution fees                                    155             30             --^
    Custodian fees                                        26             25             16
    Trustees' fees - deferred
    compensation plan                                      1             96             --^
    Other                                                201            163             60
------------------------------------------------------------------------------------------
Total Liabilities                                     28,656        124,991            180
------------------------------------------------------------------------------------------
NET ASSETS                                      $    856,329   $    746,465   $      4,396
------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     MID CAP      SMALL CAP      SMALL CAP
                                                       VALUE         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                 $    751,584   $    549,228   $      5,047
Accumulated undistributed
(overdistributed) net investment income                   (1)           (90)            --^
Accumulated net realized gain (loss)
on investments                                          (689)        12,803         (1,444)
Net unrealized appreciation
(depreciation) of investments                        105,435        184,524            793
------------------------------------------------------------------------------------------
Total Net Assets                                $    856,329   $    746,465   $      4,396
------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited
 number of shares authorized):
    Class A                                           14,745          3,663            132
    Class B                                            3,727            990             --
    Class C                                            5,581             --             --
    Institutional                                     17,801             --            406
    Select                                             4,084         25,260             26
Net Asset Value:
    Class A (and redemption price)              $      18.62   $      24.11   $       7.67
    Class B*                                    $      18.37   $      22.34   $         --
    Class C*                                    $      18.41   $         --   $         --
    Institutional (and redemption price)        $      18.77   $         --   $       7.84
    Select (and redemption price)               $      18.70   $      25.18   $       7.79
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                   $      19.76   $      25.58   $       8.14
------------------------------------------------------------------------------------------
Cost of investments                             $    750,829   $    564,660   $      3,660
------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                U.S. SMALL
                                                 TRUST SMALL     U.S. SMALL        COMPANY
                                                  CAP EQUITY        COMPANY  OPPORTUNITIES
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                 $    391,260   $    347,597   $     11,192
Investments held as collateral for
securities lending program                            17,319         23,338             --
Cash                                                      37             23             --^
Receivables:
    Investment securities sold                            --          8,115             64
    Fund shares sold                                     125          1,929            668
    Interest and dividends                               220            314              3
    Securities lending (net)                               5              7             --^
    Expense reimbursements                                --             --              5
------------------------------------------------------------------------------------------
Total Assets                                         408,966        381,323         11,932
------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Dividends                                             32             --             --
    Investment securities purchased                      321          2,233             36
    Collateral for securities
    lending program                                   17,319         23,338             --
    Fund shares redeemed                               5,043         15,874          2,112
    Variation margin                                      --             61             --
Accrued liabilities:
    Investment advisory fees                             144            182             --
    Administration fees                                   34             39             --^
    Shareholder servicing fees                            --             30             --^
    Custodian fees                                         7             17              6
    Trustees' fees - deferred
    compensation plan                                     67              1              1
    Other                                                 46             90             44
------------------------------------------------------------------------------------------
Total Liabilities                                     23,013         41,865          2,199
------------------------------------------------------------------------------------------
NET ASSETS                                      $    385,953   $    339,458   $      9,733
------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                 TRUST SMALL     U.S. SMALL        COMPANY
                                                  CAP EQUITY        COMPANY  OPPORTUNITIES
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                 $    290,658   $    300,932   $    166,746
Accumulated undistributed
(overdistributed) net investment income                  (61)            (1)            (1)
Accumulated net realized gain (loss)
on investments and futures                             6,315        (57,994)      (158,632)
Net unrealized appreciation
(depreciation) of investments and futures             89,041         96,521          1,620
------------------------------------------------------------------------------------------
Total Net Assets                                $    385,953   $    339,458   $      9,733
------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Institutional                                         --         11,264             --
    Select                                             8,694         13,171          1,079
Net Asset Value:
    Institutional (and redemption price)        $         --   $      13.88   $         --
    Select (and redemption price)               $      44.39   $      13.90   $       9.02
------------------------------------------------------------------------------------------
Cost of investments                             $    302,219   $    251,037   $      9,572
------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                                  FOR THE YEAR ENDED DECEMBER 31, 2003

(Amounts in thousands)

                                    DYNAMIC      MID CAP     MID CAP
                                  SMALL CAP       EQUITY      GROWTH
                                       FUND         FUND        FUND
INVESTMENT INCOME

Dividend                          $     422    $   2,159   $     152
Dividend income from affiliated
investments*                             34           74          11
Securities lending (net)                 39           11          10
Foreign taxes withheld                   --           --          (1)
--------------------------------------------------------------------
Total investment income                 495        2,244         172
--------------------------------------------------------------------

EXPENSES

Investment advisory fees              1,045        1,058         376
Administration fees                     241          244          87
Shareholder servicing fees              402          407         100
Distribution fees                       703           --         170
Custodian fees                           71           46          50
Printing and postage                     61           10          38
Professional fees                        67           51          61
Registration expenses                    55           11          26
Transfer agent fees                     540           21         121
Trustees' fees                            2            2           1
Other                                    56           13           8
--------------------------------------------------------------------
Total expenses                        3,243        1,863       1,038
--------------------------------------------------------------------
Less amounts waived                     470          398         237
Less earnings credits                    --^          --^         --^
--------------------------------------------------------------------
    Net expenses                      2,773        1,465         801
--------------------------------------------------------------------
Net investment income (loss)         (2,278)         779        (629)
--------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    DYNAMIC      MID CAP     MID CAP
                                  SMALL CAP       EQUITY      GROWTH
                                       FUND         FUND        FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
    Investments                   $   6,539    $   6,558   $  (1,935)
Change in net unrealized
appreciation/depreciation of:
    Investments                      47,379       39,408      21,065

Net realized and unrealized
gain (loss) on investments           53,918       45,966      19,130
--------------------------------------------------------------------
Net increase (decrease) in net
assets from operations            $  51,640    $  46,745   $  18,501
--------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory,
    administration and
    shareholder servicing fees:   $       5    $      11   $       2
--------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                    MID CAP    SMALL CAP   SMALL CAP
                                      VALUE       EQUITY      GROWTH
                                       FUND         FUND        FUND
INVESTMENT INCOME

Dividend                          $   6,108    $   3,830   $       6
Dividend income from affiliated
investments*                            391          108           1
Securities lending (net)                 11          125          --^
--------------------------------------------------------------------
Total investment income               6,510        4,063           7
--------------------------------------------------------------------

EXPENSES

Investment advisory fees              2,600        4,175          21
Administration fees                     530          963           4
Shareholder servicing fees              593        1,555           3
Distribution fees                       847          347           3
Custodian fees                          116          122          84
Printing and postage                     53           83          --^
Professional fees                        70           84          65
Registration expenses                   134           72          61
Transfer agent fees                     485          388          66
Trustees' fees                            5            9          --^
Other                                    43           48          13
--------------------------------------------------------------------
Total expenses                        5,476        7,846         320
--------------------------------------------------------------------
Less amounts waived                   1,191        1,716          27
Less earnings credits                     1           --^         --^
Less expense reimbursements              --           --         265
--------------------------------------------------------------------
     Net expenses                     4,284        6,130          28
--------------------------------------------------------------------
Net investment income (loss)          2,226       (2,067)        (21)
--------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    MID CAP    SMALL CAP   SMALL CAP
                                      VALUE       EQUITY      GROWTH
                                       FUND         FUND        FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
   Investments                    $   5,402    $  34,654   $    (334)
Change in net unrealized
appreciation/depreciation of:
   Investments                      102,487      173,648       1,296

Net realized and unrealized
gain (loss) on investments          107,889      208,302         962
--------------------------------------------------------------------
Net increase (decrease) in net
assets from operations            $ 110,115    $ 206,235   $     941
--------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory,
    administration and
    shareholder servicing fees:   $      62    $      16   $      --^
--------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   U.S. SMALL
                                   TRUST SMALL     U.S. SMALL         COMPANY
                                    CAP EQUITY        COMPANY   OPPORTUNITIES
                                          FUND           FUND            FUND
INVESTMENT INCOME

Interest                          $         --   $          3      $       --
Dividend                                 1,781          4,000              67
Dividend income from affiliated
investments*                               116             80              14
Securities lending (net)                    63            110               9
Foreign taxes withheld                      --             (6)             (1)
-----------------------------------------------------------------------------
Total investment income                  1,960          4,187              89
-----------------------------------------------------------------------------

EXPENSES

Investment advisory fees                 1,992          2,163             133
Administration fees                        460            541              33
Shareholder servicing fees                 766            645              55
Custodian fees                              50            105              34
Interest expense                            --              1               1
Printing and postage                        14             29               6
Professional fees                           54             81              61
Registration expenses                        3             32              12
Transfer agent fees                         20            105              29
Trustees' fees                               4              4              --^
Other                                       18             32               7
-----------------------------------------------------------------------------
Total expenses                           3,381          3,738             371
-----------------------------------------------------------------------------
Less amounts waived                      1,542            403             136
Less earnings credits                       --^             1               4
Less expense reimbursements                 --             --               5
-----------------------------------------------------------------------------
    Net expenses                         1,839          3,334             226
-----------------------------------------------------------------------------
Net investment income (loss)               121            853            (137)
-----------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    U.S. SMALL
                                   TRUST SMALL     U.S. SMALL          COMPANY
                                    CAP EQUITY        COMPANY    OPPORTUNITIES
                                          FUND           FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
    Investments                   $     18,926   $      6,552    $      (3,387)
    Futures                                 --            655               --
Change in net unrealized
appreciation/depreciation of:
    Investments                         77,999        105,517            3,777
    Futures                                 --            (39)              --

Net realized and unrealized
gain (loss) on investments and
futures                                 96,925        112,685              390
------------------------------------------------------------------------------
Net increase (decrease) in
net assets from operations        $     97,046   $    113,538    $         253
------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory,
    administration and
    shareholder servicing fees:   $         18   $         12    $           2
------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                                          FOR THE PERIODS INDICATED

(Amounts in thousands)

                                           DYNAMIC SMALL CAP FUND       MID CAP EQUITY FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            12/31/03      12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $   (2,278)   $   (2,560)   $      779    $      752
Net realized gain (loss) on
investments                                    6,539       (21,721)        6,558         4,503
Change in net unrealized appreciation/
depreciation of investments                   47,379       (21,184)       39,408       (27,236)
----------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                           51,640       (45,465)       46,745       (21,981)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                             --            --          (782)         (747)
Net realized gain on
investment transactions                           --            --        (5,709)       (5,775)
----------------------------------------------------------------------------------------------
    Total distributions to shareholders           --            --        (6,491)       (6,522)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                          (12,619)      (17,744)       15,181        12,071
----------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets       39,021       (63,209)       55,435       (16,432)
----------------------------------------------------------------------------------------------
Beginning of period                          152,344       215,553       138,631       155,063
----------------------------------------------------------------------------------------------
End of period                             $  191,365    $  152,344    $  194,066    $  138,631
----------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $      (24)   $      (27)   $      (10)   $      (19)
----------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                             MID CAP GROWTH FUND         MID CAP VALUE FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            12/31/03      12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $     (629)   $     (916)   $    2,226    $      323
Net realized gain (loss) on investments       (1,935)      (15,898)        5,402        (1,295)
Change in net unrealized appreciation/
depreciation of investments                   21,065       (11,548)      102,487         1,704
----------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                           18,501       (28,362)      110,115           732
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                             --            --        (2,288)         (337)
Net realized gain on
investment transactions                           --            --        (4,605)          (50)
----------------------------------------------------------------------------------------------
    Total distributions to shareholders           --            --        (6,893)         (387)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                          (14,090)      (21,856)      631,214       106,270
----------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets        4,411       (50,218)      734,436       106,615
----------------------------------------------------------------------------------------------
Beginning of period                           56,156       106,374       121,893        15,278
----------------------------------------------------------------------------------------------
End of period                             $   60,567    $   56,156    $  856,329    $  121,893
----------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $       (1)   $       (1)   $       (1)   $       --
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                            SMALL CAP EQUITY FUND       SMALL CAP GROWTH FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            12/31/03      12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $   (2,067)   $   (2,218)   $      (21)   $      (19)
Net realized gain (loss) on investments       34,654       (21,869)         (334)         (761)
Change in net unrealized appreciation/
depreciation of investments                  173,648       (97,620)        1,296          (394)
----------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                          206,235      (121,707)          941        (1,174)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net realized gain on
investment transactions                           --        (4,099)           --            --
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                          (62,159)       82,821         1,655           441
----------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets      144,076       (42,985)        2,596          (733)
----------------------------------------------------------------------------------------------
Beginning of period                          602,389       645,374         1,800         2,533
----------------------------------------------------------------------------------------------
End of period                             $  746,465    $  602,389    $    4,396    $    1,800
----------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $      (90)   $     (110)   $       --^   $       --
----------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                           TRUST SMALL CAP EQUITY FUND      U.S. SMALL COMPANY FUND
                                          ----------------------------    ----------------------------
                                            YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              12/31/03        12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $        121    $        286    $        853    $      1,655
Net realized gain (loss) on
investments and futures                         18,926          (6,774)          7,207         (62,722)
Change in net unrealized appreciation
(depreciation) of investments
and futures                                     77,999         (49,269)        105,478         (57,422)
------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                             97,046         (55,757)        113,538        (118,489)
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                             (111)           (268)         (1,000)         (1,956)
Net realized gain on
investment transactions                         (5,840)         (2,129)             --              --
------------------------------------------------------------------------------------------------------
    Total distributions to shareholders         (5,951)         (2,397)         (1,000)         (1,956)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                             35,795            (109)       (186,555)        (21,015)
------------------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets        126,890         (58,263)        (74,017)       (141,460)
------------------------------------------------------------------------------------------------------
Beginning of period                            259,063         317,326         413,475         554,935
------------------------------------------------------------------------------------------------------
End of period                             $    385,953    $    259,063    $    339,458    $    413,475
------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $        (62)   $        (71)   $         (1)   $         (1)
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                           U.S. SMALL COMPANY OPPORTUNITIES FUND
                                          --------------------------------------
                                                 YEAR ENDED           YEAR ENDED
                                                   12/31/03             12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $            (137)   $            (693)
Net realized gain (loss) on investments              (3,387)             (53,436)
Change in net unrealized appreciation
(depreciation) of investments                         3,777                8,085
--------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                     253              (46,044)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                                 (45,370)             (93,714)
--------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets             (45,117)            (139,758)
--------------------------------------------------------------------------------
Beginning of period                                  54,850              194,608
--------------------------------------------------------------------------------
End of period                             $           9,733    $          54,850
--------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $              (1)   $              (1)
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL
STATEMENTS

1. ORGANIZATION

J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Mutual Fund Group ("JPMMFG"), J.P. Morgan Mutual Fund Select Group ("JPMMFSG") and the J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized as Massachusetts business trusts and J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was organized as a Maryland corporation. JPMF, JPMIF, JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG (collectively, the "Trusts") are registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as open-end management investment companies. The Trusts were organized on the following dates:

   JPMF  November 4, 1992
  JPMIF  November 4, 1992
 JPMMFG  May 11, 1987
JPMMFSG  October 1, 1996
JPMMFIT  September 23, 1997
JPMFMFG  August 19, 1997

The following are nine separate portfolios of the Trusts (collectively, the "Funds"):

                                                    FUND       CLASSES OFFERED
                 JPMorgan Dynamic Small Cap Fund ("DSCF")     Class A, Class B, Class C and Select
                    JPMorgan Mid Cap Equity Fund ("MCEF")     Select
                    JPMorgan Mid Cap Growth Fund ("MCGF")     Class A and Class B
                     JPMorgan Mid Cap Value Fund ("MCVF")     Class A, Class B, Class C, Institutional and Select
                  JPMorgan Small Cap Equity Fund ("SCEF")     Class A, Class B and Select
                  JPMorgan Small Cap Growth Fund ("SCGF")     Class A, Institutional and Select
           JPMorgan Trust Small Cap Equity Fund ("TSCEF")     Select
               JPMorgan U.S. Small Company Fund ("USSCF")     Institutional and Select
JPMorgan U.S. Small Company Opportunities Fund ("USSCOF")     Select

JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG were formerly named Mutual Fund Group, Mutual Fund Select Group, Mutual Fund Investment Trust and The Fleming Mutual Fund Group, Inc., respectively. The name changes went into effect on May 1, 2003.

MCEF and TSCEF were formerly named JPMorgan Select Mid Cap Equity Fund and JPMorgan Select Small Cap Equity Fund, respectively. The name changes went into effect on April 30, 2003.

USSCOF is a separate series of JPMF. USSCF is a separate series of JPMIF. SCEF and DSCF are separate series of JPMMFG. MCEF and TSCEF are separate series of JPMMFSG. MCGF is a separate series of JPMMFIT. MCVF and SCGF are separate series of JPMFMFG.

On September 12, 2003, SCGF Class B and Class C shares merged into Class A shares and Class B and Class C shares closed.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2003, USSCF had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITIES ON LOAN -- For all of the Funds, the Board of Trustees has approved the lending of securities through its custodian JPMorgan Chase Bank ("JPMCB"), an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Funds attempt to increase net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times, to the value of the securities loaned plus in the case of fixed income securities, any accrued but unpaid interest thereon. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement. At December 31, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                  MARKET VALUE OF         MARKET VALUE OF
                SECURITIES LOANED     COLLATERAL RECEIVED
DSCF                  $     9,054             $     9,403
MCEF                        6,057                   6,168
MCGF                        5,346                   5,423
MCVF                        6,130                   6,290
SCEF                      117,020                 120,673
SCGF                           89                      91
TSCEF                      16,942                  17,319
USSCF                      22,653                  23,338
USSCOF                         --                      --

JPMCB as lending agent receives a fee equal to 0.06% of the average dollar value of U.S. securities out on loan during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

DSCF                          $  14
MCEF                              6
MCGF                              5
MCVF                              6
SCEF                             53
SCGF                             --^
TSCEF                            22
USSCF                            35
USSCOF                            3

^ Amount rounds to less the one thousand.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the fund first learns of the dividend.

F. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                                     ACCUMULATED             ACCUMULATED
                                                                  UNDISTRIBUTED/            NET REALIZED
                                                               (OVERDISTRIBUTED)             GAIN (LOSS)
                                        PAID-IN-CAPITAL    NET INVESTMENT INCOME          ON INVESTMENTS
FUND

DSCF                                    $        (2,281)   $               2,281          $           --
MCEF                                                 --^                      12                     (12)
MCGF                                               (629)                     629                      --
MCVF                                                 --                       61                     (61)
SCEF                                             (2,129)                   2,087                      42
SCGF                                                (21)                      21                      --^
TSCEF                                                --                       --^                     --^
USSCF                                              (472)                     147                     325
USSCOF                                             (138)                     137                       1

^ Amount rounds to less than one thousand.

The reclassifications for DSCF and MCGF relate primarily to the character for the tax purposes of current year non-deductible net operating losses. The reclassifications for MCEF, MCVF, TSCEF and USSCF relate primarily to the character for tax purposes of distributions received from investments in REITs and the character for tax purposes of dividends paid. The reclassifications for SCEF, SCGF and USSCOF relate primarily to the character for the tax purposes of current year non-deductible net operating losses and the character for tax purposes of distributions received from investments in REITs.

I. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") served as the Advisor to DSCF, MCEF, MCGF, SCEF and TSCEF. Robert Fleming Inc. ("Fleming"), a wholly owned subsidiary of JPMCB, was the Advisor for MCVF and SCGF. On September 1, 2003, JPMFAM and Fleming merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisors Act of 1940. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                          INVESTMENT
                                    ADVISORY FEE (%)
DSCF                                           0.65%
MCEF                                           0.65%
MCGF                                           0.65%
MCVF                                           0.70%
SCEF                                           0.65%
SCGF                                           0.80%
TSCEF                                          0.65%
USSCF                                          0.60%
USSCOF                                         0.60%

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act.

The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                                    CLASS A           CLASS B          CLASS C
FUND

DSCF                                                                   0.25              0.75             0.75
MCEF                                                                    n/a               n/a              n/a
MCGF                                                                   0.25^             0.75^             n/a
MCVF                                                                   0.25              0.75^            0.75^
SCEF                                                                   0.25              0.75              n/a
SCGF                                                                   0.25               n/a              n/a
TSCEF                                                                   n/a               n/a              n/a
USSCF                                                                   n/a               n/a              n/a
USSCOF                                                                  n/a               n/a              n/a

^ Prior to May 1, 2003, MCGF Class B and MCVF Classes B and C paid the Distributor a fee computed daily and paid monthly at an annual rate equal to 1.00% of the respective Fund Class average daily net assets. MCGF Class A paid 0.30%.

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 3.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance services to shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services, JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                                       INSTITUTIONAL      SELECT
                                                 CLASS A      CLASS B      CLASS C             CLASS       CLASS
FUND

DSCF                                                0.25         0.25         0.25               n/a        0.25
MCEF                                                 n/a          n/a          n/a               n/a        0.25
MCGF                                                0.25         0.25          n/a               n/a         n/a
MCVF                                                0.25         0.25         0.25              0.10        0.25
SCEF                                                0.25         0.25          n/a               n/a        0.25
SCGF                                                0.25          n/a          n/a              0.10        0.25
TSCEF                                                n/a          n/a          n/a               n/a        0.25
USSCF                                                n/a          n/a          n/a              0.10        0.25
USSCOF                                               n/a          n/a          n/a               n/a        0.25

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services

Effective May 1, 2003, a shareholder servicing fee of 0.25% of average daily net assets was implemented for Class A and Class B shares of the MCGF, Class A, Class B and Class C shares of the MCVF and Class A shares of the SCGF. Also effective May 1, 2003, a shareholder servicing fee of 0.10% of average daily net assets was implemented for the Institutional Class of MCVF and SCGF. In addition, the shareholder servicing fee for Class A shares of the SCEF changed from 0.10% to 0.25%.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trusts and JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody services for all the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion. Effective May 1, 2003 MCVF and SCGF pay administrative fees as stated above. Prior to May 1, 2003, MCVF and SCGF paid the Administrator a fee computed daily and paid monthly at an annual rate equal to 0.10% of the respective Fund's average daily net assets.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                                       INSTITUTIONAL      SELECT
                                                 CLASS A      CLASS B      CLASS C             CLASS       CLASS
FUND

DSCF                                                1.50         2.12        2.12                n/a        1.10
MCEF                                                 n/a          n/a         n/a                n/a        1.00^
MCGF                                                1.35         2.05         n/a                n/a         n/a
MCVF                                                1.25         2.00        2.00               0.75        1.00
SCEF                                                1.38         2.12         n/a                n/a        0.85
SCGF                                                1.60          n/a         n/a               0.85        1.10
USSCF                                                n/a          n/a         n/a               0.83        1.01
USSCOF                                               n/a          n/a         n/a                n/a        1.02

^ Effective May 1, 2003, the contractual cap for MCEF was established at 1.00%.

The contractual expense limitation agreements were in effect for the year ended December 31, 2003 for the Funds. The expense limitation percentages in the table above are due to expire as follows:

                                                                                       INSTITUTIONAL      SELECT
                                                 CLASS A      CLASS B      CLASS C             CLASS       CLASS
FUND

DSCF                                             4/30/05      4/30/05      4/30/05               n/a     4/30/05
MCEF                                                 n/a          n/a          n/a               n/a     4/30/05
MCGF                                             4/30/05      4/30/05          n/a               n/a         n/a
MCVF                                             4/30/05      4/30/05      4/30/05           4/30/05     4/30/05
SCEF                                             4/30/05      4/30/05          n/a               n/a     4/30/05
SCGF                                             4/30/05          n/a          n/a           4/30/05     4/30/05
USSCF                                                n/a          n/a          n/a           4/30/05     4/30/05
USSCOF                                               n/a          n/a          n/a               n/a     4/30/05

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                               CONTRACTUAL WAIVERS
             ---------------------------------------------------------------------------------------
                  INVESTMENT                         SHAREHOLDER                                           CONTRACTUAL
                    ADVISORY    ADMINISTRATION         SERVICING      DISTRIBUTION             TOTAL    REIMBURSEMENTS
FUND

DSCF         $            57   $           153   $           260   $            --   $           470   $            --
MCEF                      --                --               160                --               160                --
MCGF                      87                74                76                --               237                --
MCVF                     712               137               304                --             1,153                --
SCEF                      --               590             1,102                24             1,716                --
SCGF                      21                 3                 3                --                27               265
USSCF                     --                72               331                --               403                --
USSCOF                    70                25                41                --               136                 5
Total        $           947   $         1,054   $         2,277   $            24   $         4,302   $           270

                                                VOLUNTARY WAIVERS
             ---------------------------------------------------------------------------------------
                  INVESTMENT                         SHAREHOLDER
                    ADVISORY    ADMINISTRATION         SERVICING      DISTRIBUTION             TOTAL
FUND

MCEF         $            --   $            66   $           172   $            --   $           238
MCVF                      17                21                --                --                38
TSCEF                    646               130               766                --             1,542
Total        $           663   $           217   $           938   $            --   $         1,818

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan Chase & Co. or of BISYS or their subsidiaries.

During the year, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended December 31, 2003, MCEF, USSCF and USSCOF incurred approximately (in thousands) $4, $2 and $1, respectively, as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended December 31, 2003 are as follows (amounts in thousands):

                   SHAREHOLDER
                     SERVICING     DISTRIBUTION   TRANSFER AGENT
DSCF

Class A         $          205   $          205   $          297
Class B                    130              389              187
Class C                     36              109               51
Select                      31               --                5
                $          402   $          703   $          540
MCEF

Select          $          407   $           --   $           21

MCGF

Class A         $           95   $          146   $          115
Class B                      5               24                6
                $          100   $          170   $          121
MCVF

Class A         $          233   $          261   $          234
Class B                     75              285               85
Class C                     87              301               88
Institutional              131               --               54
Select                      67               --               24
                $          593   $          847   $          485
SCEF

Class A         $          146   $          198   $          274
Class B                     50              149               70
Select                   1,359               --               44
                $        1,555   $          347   $          388
SCGF

Class A                      1                2               27
Class B*                    --^               1                9
Class C*                    --^              --^               3
Institutional                2               --               12
Select                      --^              --               15
                $            3   $            3   $           66

* For the period 1/1/03 to 9/12/03.

^ Amount rounds to less than one thousand.

                   SHAREHOLDER
                     SERVICING     DISTRIBUTION   TRANSFER AGENT
TSCEF

Select          $          766   $           --   $           20

USSCF

Institutional   $          171   $           --   $           32
Select                     474               --               73
                $          645   $           --   $          105
USSCOF

Select          $           55   $           --   $           29

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the years ended December 31, 2003 and December 31, 2002, respectively, are as follows (amounts in thousands):

                         YEAR ENDED 12/31/03                     YEAR ENDED 12/31/02
                -------------------------------------   -------------------------------------
                              NET                                     NET
                INVESTMENT INCOME       REALIZED GAIN   INVESTMENT INCOME       REALIZED GAIN
MCEF

Select          $             782   $           5,709   $             747   $           5,775
---------------------------------------------------------------------------------------------

MCVF

Class A         $             669   $           1,468   $              39   $              11
Class B                        --                 389                  --                  10
Class C                        20                 561                  --                   5
Institutional               1,392               1,820                 247                  21
Select                        207                 367                  51                   3
---------------------------------------------------------------------------------------------
                $           2,288   $           4,605   $             337   $              50
SCEF

Class A         $              --   $              --   $              --   $             487
Class B                        --                  --                  --                 220
Select                         --                  --                  --               3,392
---------------------------------------------------------------------------------------------
                $              --   $              --   $              --   $           4,099
TSCEF

Select          $             111   $           5,840   $             268   $           2,129
---------------------------------------------------------------------------------------------

USSCF

Institutional   $             587   $              --   $           1,414   $              --
Select                        413                  --                 542                  --
---------------------------------------------------------------------------------------------
                $           1,000   $              --   $           1,956   $              --
---------------------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                               PURCHASES               SALES         PURCHASES            SALES
                                         (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                             GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
FUND

DSCF                                         $    86,563         $   101,868        $       --       $       --
MCEF                                             108,490              97,329                --               --
MCGF                                              39,056              53,468                --               --
MCVF                                             700,183             112,438                --               --
SCEF                                             240,768             287,486                --               --
SCGF                                               5,168               3,564                --               --
TSCEF                                            178,319             145,113                --               --
USSCF                                            276,824             446,487                --               --
USSCOF                                            42,206              84,581                --               --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows (amounts in thousands):

                                                                        GROSS           GROSS    NET UNREALIZED
                                                   AGGREGATE       UNREALIZED      UNREALIZED     APPRECIATION/
                                                        COST     APPRECIATION  (DEPRECIATION)    (DEPRECIATION)
FUND

DSCF                                              $  145,298       $   51,434     $   (4,649)          $ 46,785
MCEF                                                 153,941           44,052           (960)            43,092
MCGF                                                  48,563           12,626           (699)            11,927
MCVF                                                 752,739          104,119           (594)           103,525
SCEF                                                 564,682          192,137         (7,635)           184,502
SCGF                                                   3,757              742            (46)               696
TSCEF                                                302,224           92,343         (3,307)            89,036
USSCF                                                253,560           97,453         (3,416)            94,037
USSCOF                                                 9,663            1,742           (213)             1,529

The tax character of distributions paid during the periods indicated were as follows (amounts in thousands):

                                                    ORDINARY        LONG-TERM       RETURN OF             TOTAL
                                                      INCOME     CAPITAL GAIN         CAPITAL     DISTRIBUTIONS
YEAR ENDED
12/31/03
DSCF                                              $      --      $         --       $      --     $          --
MCEF                                                   3,523            2,968              --             6,491
MCGF                                                      --               --              --                --
MCVF                                                   6,591              302              --             6,893
SCEF                                                      --               --              --                --
SCGF                                                      --               --              --                --
TSCEF                                                    103            5,848              --             5,951
USSCF                                                  1,000               --              --             1,000
USSCOF                                                    --               --              --                --

                       ORDINARY         LONG-TERM         RETURN OF             TOTAL
                         INCOME      CAPITAL GAIN           CAPITAL     DISTRIBUTIONS
YEAR ENDED
12/31/02

DSCF            $            --   $            --   $            --   $            --
MCEF                      1,017             5,505                --             6,522
MCGF                         --                --                --                --
MCVF                        361                26                --               387
SCEF                         --             4,099                --             4,099
SCGF                         --                --                --                --
TSCEF                       268             2,129                --             2,397
USSCF                     1,956                --                --             1,956
USSCOF                       --                --                --                --

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

                                                    DSCF           MCEF           MCGF
Current distributable ordinary income        $        --    $       300    $        --
Plus/Less: cumulative timing differences             (24)           (21)            (1)
Undistributed ordinary income or
(overdistribution of ordinary income)        $       (24)   $       279    $        (1)
Current distributable long-term capital
gain or (tax basis capital loss carryover)   $   (40,853)   $       187    $  (263,448)
Plus/Less: cumulative timing differences              --             --             --
Undistributed long-term gains/
accumulated capital loss                     $   (40,853)   $       187    $  (263,448)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)       $    46,785    $    43,092    $    11,928

                                                    MCVF           SCEF           SCGF
Current distributable ordinary income        $     1,134    $        --    $        --
Plus/Less: cumulative timing differences              (1)           (96)            --^
Undistributed ordinary income or
(overdistribution of ordinary income)        $     1,133    $       (96)   $        --^
Current distributable long-term capital
gain or (tax basis capital loss carryover)   $        87    $    12,828    $    (1,347)
Plus/Less: cumulative timing differences              --             --             --
Undistributed long-term gains/
accumulated capital loss                     $        87    $    12,828    $    (1,347)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)       $   103,525    $   184,505    $       696

^ Amount rounds to less than one thousand.

                                                   TSCEF          USSCF         USSCOF
Current distributable ordinary income        $        --    $        --    $        --
Plus/Less: cumulative timing differences             (67)            (1)            (1)
Undistributed ordinary income or
overdistribution of ordinary income          $       (67)   $        (1)   $        (1)
Current distributable long-term capital
gain or tax basis capital loss carryover     $     6,326    $   (55,510)   $  (158,417)
Plus/Less: cumulative timing differences              --             --           (124)
Undistributed long-term gains/
accumulated capital loss                     $     6,326    $   (55,510)   $  (158,541)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)       $    89,036    $    94,037    $     1,529

For DSCF, MCGF, MCVF and SCGF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals. For USSCF, the difference between book and tax basis unrealized appreciation/(depreciation) is due to wash sale loss deferrals, the mark to market of futures contracts, REIT basis adjustments and allocation of tax basis on "Master/Feeder" takedown. For MCEF, SCEF, TSCEF and USSCOF, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sale loss deferrals and REIT basis adjustments. For DSCF, MCEF, MCGF, MCVF, SCEF, SCGF, TSCEF and USSCF, the cumulative timing difference account primarily consists of deferred compensation. For USSCOF, the cumulative timing difference account primarily consists of deferred compensation and current year post-October loss deferrals.

At December 31, 2003, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):

                                     EXPIRATION
                     AMOUNT                DATE
FUND

DSCF           $     23,298   December 31, 2008
                        298   December 31, 2009
                     17,257   December 31, 2010
-----------------------------------------------
               $     40,853
-----------------------------------------------
MCGF           $      8,120   December 31, 2008
                    224,437   December 31, 2009
                     28,364   December 31, 2010
                      2,527   December 31, 2011
-----------------------------------------------
               $    263,448
-----------------------------------------------
SCGF           $        158   December 31, 2009
                        636   December 31, 2010
                        553   December 31, 2011
-----------------------------------------------
               $      1,347
-----------------------------------------------
USSCF          $        767   December 31, 2009
                     54,743   December 31, 2010
-----------------------------------------------
               $     55,510
-----------------------------------------------
USSCOF         $     10,363   December 31, 2008
                     79,872   December 31, 2009
                     62,976   December 31, 2010
                      5,206   December 31, 2011
-----------------------------------------------
               $    158,417   Total
-----------------------------------------------

During the year ended December 31, 2003, DSCF, MCVF, SCEF, TSCEF and USSCF utilized capital loss carryforwards of (in thousands) $2,496, $448, $21,837, $6,751 and $15,612, respectively.

Capital losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. USSCOF incurred a post-October realized capital loss of $124 (amount in thousands).

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds had entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds

Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds could borrow money for temporary or emergency purposes. The Funds had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003. The commitment fee is included in Other expenses on the Statement of Operations.

During the year ended December 31, 2003, USSCF and USSCOF had borrowed against the Line of Credit Agreement. The details of the borrowing were as follows (amounts in thousands):

                        AVERAGE              AVERAGE
            AMOUNT OUTSTANDING*        INTEREST RATE
FUND

USSCF       $                70                 1.63%
USSCOF                       37                 1.63%

* The average amount outstanding was calculated based on the daily balances during the period from January 1, 2003 through December 31, 2003.

9. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. SUBSEQUENT EVENT

On January 14, 2004, J. P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

11. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                DYNAMIC SMALL CAP FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $            33,709    $            90,038
    Shares redeemed                               (53,209)              (108,289)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (19,500)   $           (18,251)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     2,294                  6,338
    Shares redeemed                                (3,769)                (7,485)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                        (1,475)                (1,147)
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $            10,241    $             6,717
    Shares redeemed                               (12,042)               (15,379)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding           $            (1,801)   $            (8,662)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       756                    498
    Shares redeemed                                  (932)                (1,173)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                          (176)                  (675)
--------------------------------------------------------------------------------
CLASS C SHARES

AMOUNT
    Shares sold                       $            11,002    $             5,293
    Shares redeemed                                (2,766)                (2,731)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding           $             8,236    $             2,562
--------------------------------------------------------------------------------
SHARES

    Shares sold                                       789                    392
    Shares redeemed                                  (209)                  (207)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                580                    185
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            11,103    $             9,610
    Shares redeemed                               (10,657)                (3,003)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $               446    $             6,607
--------------------------------------------------------------------------------
SHARES

    Shares sold                                       806                    691
    Shares redeemed                                  (861)                  (210)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                           (55)                   481
--------------------------------------------------------------------------------


                                                 MID CAP EQUITY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $            38,236    $            25,152
    Shares issued in reinvestment
    of distributions                                4,884                  5,252
    Shares redeemed                               (27,939)               (18,333)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            15,181    $            12,071
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     1,383                    902
    Shares issued in reinvestment
    of distributions                                  160                    210
    Shares redeemed                                (1,002)                  (684)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                541                    428
--------------------------------------------------------------------------------

                                                 MID CAP GROWTH FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $               829    $               583
    Shares redeemed                               (14,203)               (21,296)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (13,374)   $           (20,713)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       191                    131
    Shares redeemed                                (3,409)                (5,120)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (3,218)                (4,989)
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $               351    $                79
    Shares redeemed                                (1,067)                (1,222)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $              (716)   $            (1,143)
--------------------------------------------------------------------------------
SHARES

    Shares sold                                        85                     20
    Shares redeemed                                  (255)                  (300)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               (170)                  (280)
--------------------------------------------------------------------------------

                                                  MID CAP VALUE FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $           251,409    $            26,683
    Shares issued in reinvestment
    of distributions                                1,676                     39
    Shares redeemed                               (33,488)                (5,570)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           219,597    $            21,152
--------------------------------------------------------------------------------
SHARES
    Shares sold                                    14,916                  1,848
    Shares issued in reinvestment
    of distributions                                   92                      3
    Shares redeemed                                (2,080)                  (389)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             12,928                  1,462
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $            46,760    $            14,094
    Shares issued in reinvestment
    of distributions                                  317                      9
    Shares redeemed                                (2,807)                (2,597)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            44,270    $            11,506
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     2,882                    967
    Shares issued in reinvestment
    of distributions                                   18                      1
    Shares redeemed                                  (177)                  (188)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              2,723                    780
--------------------------------------------------------------------------------
CLASS C SHARES

AMOUNT
    Shares sold                       $            84,896    $             6,343
    Shares issued in reinvestment
    of distributions                                  404                      2
    Shares redeemed                                (2,423)                  (502)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            82,877    $             5,843
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     5,088                    439
    Shares issued in reinvestment
    of distributions                                   23                     --^
    Shares redeemed                                  (152)                   (37)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              4,959                    402
--------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                            MID CAP VALUE FUND (CONTINUED)
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                       $           281,596    $            64,698
    Shares issued in reinvestment
    of distributions                                2,657                    234
    Shares redeemed                               (53,554)               (11,126)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           230,699    $            53,806
--------------------------------------------------------------------------------
SHARES
    Shares sold                                    16,975                  4,507
    Shares issued in reinvestment
    of distributions                                  145                     16
    Shares redeemed                                (3,357)                  (769)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             13,763                  3,754
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            61,454    $            16,044
    Shares issued in reinvestment
    of distributions                                  528                     48
    Shares redeemed                                (8,211)                (2,129)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            53,771    $            13,963
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     3,598                  1,092
    Shares issued in reinvestment
    of distributions                                   29                      3
    Shares redeemed                                  (490)                  (149)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              3,137                    946
--------------------------------------------------------------------------------

                                                SMALL CAP EQUITY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $            16,547    $            56,894
    Shares issued in reinvestment
    of distributions                                   --                    424
    Shares redeemed                               (29,997)               (36,553)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (13,450)   $            20,765
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       857                  2,807
    Shares issued in reinvestment
    of distributions                                   --                     23
    Shares redeemed                                (1,535)                (1,790)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               (678)                 1,040
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $             2,152    $             2,257
    Shares issued in reinvestment
    of distributions                                   --                    200
    Shares redeemed                                (8,560)               (14,892)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            (6,408)   $           (12,435)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       119                    122
    Shares issued in reinvestment
    of distributions                                   --                     12
    Shares redeemed                                  (502)                  (815)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               (383)                  (681)
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            86,699    $           179,771
    Shares issued in reinvestment
    of distributions                                   --                  3,005
    Shares redeemed                              (129,000)              (108,285)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (42,301)   $            74,491
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     4,330                  8,666
    Shares issued in reinvestment
    of distributions                                   --                    158
    Shares redeemed                                (6,457)                (5,380)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (2,127)                 3,444
--------------------------------------------------------------------------------

                                                SMALL CAP GROWTH FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $               718    $               328
    Shares redeemed                                  (156)                  (138)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $               562    $               190
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       104                     41
    Shares redeemed                                   (22)                   (22)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                 82                     19
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $                75    $               137
    Shares redeemed                                  (275)                   (34)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $              (200)   $               103
--------------------------------------------------------------------------------
SHARES
    Shares sold                                        12                     22
    Shares redeemed                                   (42)                    (6)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                (30)                    16
--------------------------------------------------------------------------------
CLASS C SHARES

AMOUNT
    Shares sold                       $                52    $                27
    Shares redeemed                                   (97)                    (5)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $               (45)   $                22
--------------------------------------------------------------------------------
SHARES
    Shares sold                                         9                      4
    Shares redeemed                                   (15)                    (1)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                 (6)                     3
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                       $             1,620    $                16
    Shares redeemed                                  (374)                   (21)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $             1,246    $                (5)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       232                      2
    Shares redeemed                                   (48)                    (3)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                184                     (1)
--------------------------------------------------------------------------------

                                          SMALL CAP GROWTH FUND (CONTINUED)
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $               155    $               133
    Shares redeemed                                   (63)                    (2)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $                92    $               131
--------------------------------------------------------------------------------
SHARES
    Shares sold                                        22                     15
    Shares redeemed                                   (12)                    --^
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                 10                     15
--------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                             TRUST SMALL CAP EQUITY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $            78,208    $            62,285
    Shares issued in reinvestment
    of distributions                                4,679                  1,864
    Shares redeemed                               (47,092)               (64,258)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            35,795    $              (109)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     2,037                  1,634
    Shares issued in reinvestment
    of distributions                                  107                     47
    Shares redeemed                                (1,219)                (1,754)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                925                    (73)
--------------------------------------------------------------------------------

                                                US SMALL COMPANY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                       $            44,698    $           175,305
    Shares issued in reinvestment
    of distributions                                  272                    641
    Shares redeemed                              (153,678)              (168,386)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $          (108,708)   $             7,560
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     3,883                 14,949
    Shares issued in reinvestment
    of distributions                                   21                     64
    Shares redeemed                               (14,211)               (14,859)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                            (10,307)                   154
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            35,591    $            95,072
    Shares issued in reinvestment
    of distributions                                  368                    469
    Shares redeemed                              (113,806)              (124,116)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (77,847)   $           (28,575)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     3,163                  8,028
    Shares issued in reinvestment
    of distributions                                   28                     47
    Shares redeemed                                (9,973)               (10,851)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (6,782)                (2,776)
--------------------------------------------------------------------------------

                                          US SMALL COMPANY OPPORTUNITIES FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $            12,334    $            97,467
    Shares redeemed                               (57,704)              (191,181)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (45,370)   $           (93,714)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     1,667                 10,913
    Shares redeemed                                (8,376)               (21,694)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (6,709)               (10,781)
--------------------------------------------------------------------------------

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS

CLASS A SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       12.14           (0.16)@          4.83             4.67
Year Ended 12/31/02          $       15.72           (0.18)          (3.40)           (3.58)
11/1/01 Through 12/31/01^    $       14.21           (0.03)           1.54             1.51
Year Ended 10/31/01          $       24.54           (0.24)          (6.71)           (6.95)
Year Ended 10/31/00          $       15.98           (0.22)@          8.78             8.56
Year Ended 10/31/99          $       12.79           (0.15)           3.34             3.19

MID CAP GROWTH FUND

Year Ended 12/31/03          $        3.57           (0.04)@          1.38             1.34
Year Ended 12/31/02          $        5.06           (0.05)@         (1.44)           (1.49)
10/1/01 Through 12/31/01^^   $        4.27           (0.01)           0.80             0.79
Year Ended 9/30/01           $       12.51           (0.02)@         (8.06)           (8.08)
10/29/99* Through 9/30/00    $       10.00           (0.09)           2.60             2.51

MID CAP VALUE FUND

Year Ended 12/31/03          $       14.44            0.09@           4.25             4.34
Year Ended 12/31/02          $       14.10            0.07@           0.31             0.38
10/1/01 Through 12/31/01^^   $       13.43            0.02@           1.48             1.50
4/30/01** Through 9/30/01    $       14.24            0.04@          (0.85)           (0.81)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
Year Ended 10/31/99                     --              --              --

MID CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^^              --              --              --
Year Ended 9/30/01                      --            0.16            0.16
10/29/99* Through 9/30/00               --              --              --

MID CAP VALUE FUND

Year Ended 12/31/03                   0.05            0.11            0.16
Year Ended 12/31/02                   0.03            0.01            0.04
10/1/01 Through 12/31/01^^            0.08            0.75            0.83
4/30/01** Through 9/30/01               --              --              --

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 RATIOS/SUPPLEMENTAL
                             PER SHARE OPERATING PERFORMANCE:           DATA:
                             --------------------------------    -------------------
                                                                         NET ASSETS,
                                 NET ASSET                                    END OF
                                VALUE, END              TOTAL                 PERIOD
                                 OF PERIOD      RETURN (1)(a)             (MILLIONS)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       16.81              38.47%         $          89
Year Ended 12/31/02          $       12.14             (22.77%)        $          82
11/1/01 Through 12/31/01^    $       15.72              10.63%         $         125
Year Ended 10/31/01          $       14.21             (30.60%)        $         120
Year Ended 10/31/00          $       24.54              53.57%         $         154
Year Ended 10/31/99          $       15.98              24.94%         $          78

MID CAP GROWTH FUND

Year Ended 12/31/03          $        4.91              37.53%         $          58
Year Ended 12/31/02          $        3.57             (29.45%)        $          53
10/1/01 Through 12/31/01^^   $        5.06              18.50%         $         101
Year Ended 9/30/01           $        4.27             (65.10%)        $          94
10/29/99* Through 9/30/00    $       12.51              25.12%         $          33

MID CAP VALUE FUND

Year Ended 12/31/03          $       18.62              30.07%         $         275
Year Ended 12/31/02          $       14.44               2.68%         $          26
10/1/01 Through 12/31/01^^   $       14.10              11.20%         $           5
4/30/01** Through 9/30/01    $       13.43              (5.69%)        $           2

                                                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------------------------------------------------
                                                                                               NET INVESTMENT
                                                        NET                 EXPENSES            INCOME (LOSS)
                                                 INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,        PORTFOLIO
                                       NET           INCOME           REIMBURSEMENTS           REIMBURSEMENTS         TURNOVER
                                  EXPENSES           (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS         RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                   1.50%           (1.19%)                   1.86%                   (1.54%)             55%
Year Ended 12/31/02                   1.50%           (1.20%)                   1.82%                   (1.52%)             52%
11/1/01 Through 12/31/01^             1.50%           (1.21%)                   1.63%                   (1.34%)              8%
Year Ended 10/31/01                   1.50%           (1.13%)                   1.64%                   (1.27%)             57%
Year Ended 10/31/00                   1.50%           (0.99%)                   1.76%                   (1.25%)             87%
Year Ended 10/31/99                   1.49%           (0.95%)                   1.89%                   (1.35%)             92%

MID CAP GROWTH FUND

Year Ended 12/31/03                   1.35%           (1.05%)                   1.77%                   (1.47%)             69%
Year Ended 12/31/02                   1.35%           (1.15%)                   1.62%                   (1.42%)             39%
10/1/01 Through 12/31/01^^            1.35%           (0.84%)                   1.35%                   (0.84%)            135%
Year Ended 9/30/01                    1.30%           (0.54%)                   1.30%                   (0.54%)            159%
10/29/99* Through 9/30/00             1.16%           (0.68%)                   1.20%                   (0.72%)            147%

MID CAP VALUE FUND

Year Ended 12/31/03                   1.25%            0.51%                    1.65%                    0.11%              32%
Year Ended 12/31/02                   1.25%            0.50%                    1.70%                    0.05%              51%
10/1/01 Through 12/31/01^^            1.25%            0.47%                    3.72%!!                 (2.00%)             15%
4/30/01** Through 9/30/01             1.30%            0.71%                   15.30%!!                (13.29%)!!           98%

(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03          $       17.68           (0.15)@          6.58             6.43
Year Ended 12/31/02          $       21.53           (0.15)@         (3.57)           (3.72)
11/1/01 Through 12/31/01^    $       19.64           (0.03)@          1.92             1.89
Year Ended 10/31/01          $       27.89           (0.10)          (4.26)           (4.36)
Year Ended 10/31/00          $       22.77           (0.20)@          7.97             7.77
Year Ended 10/31/99          $       20.40           (0.13)@          2.67             2.54

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $        5.50           (0.09)@          2.26             2.17
Year Ended 12/31/02          $        9.25           (0.09)@         (3.66)           (3.75)
10/1/01 Through 12/31/01^^   $        6.80           (0.01)           2.46             2.45
4/30/01** Through 9/30/01    $        9.20           (0.05)@         (2.35)           (2.40)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --            0.13            0.13
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.89            3.89
Year Ended 10/31/00                     --            2.65            2.65
Year Ended 10/31/99                     --            0.17            0.17

SMALL CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^^              --              --              --
4/30/01** Through 9/30/01               --              --              --

 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                   NET ASSET
                                  VALUE, END            TOTAL
                                   OF PERIOD    RETURN (1)(a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03            $       24.11            36.37%
Year Ended 12/31/02            $       17.68           (17.30%)
11/1/01 Through 12/31/01^      $       21.53             9.62%
Year Ended 10/31/01            $       19.64           (16.62%)
Year Ended 10/31/00            $       27.89            37.10%
Year Ended 10/31/99            $       22.77            12.49%

SMALL CAP GROWTH FUND

Year Ended 12/31/03            $        7.67            39.45%
Year Ended 12/31/02            $        5.50           (40.54%)
10/1/01 Through 12/31/01^^     $        9.25           (36.03%)
4/30/01** Through 9/30/01      $        6.80           (26.09%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
SMALL CAP EQUITY FUND

Year Ended 12/31/03          $          88            1.38%           (0.75%)                   1.65%                  (1.02%)
Year Ended 12/31/02          $          77            1.38%           (0.74%)                   1.40%                  (0.76%)
11/1/01 Through 12/31/01^    $          71            1.38%           (0.81%)                   1.38%                  (0.81%)
Year Ended 10/31/01          $          67            1.39%           (0.80%)                   1.40%                  (0.81%)
Year Ended 10/31/00          $          93            1.44%           (0.77%)                   1.44%                  (0.77%)
Year Ended 10/31/99          $          98            1.40%           (0.59%)                   1.40%                  (0.59%)

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $           1            1.60%           (1.30%)                  15.48%!!               (15.18%)!!
Year Ended 12/31/02          $           1            1.60%           (1.39%)                  21.25%!!               (21.04%)!!
10/1/01 Through 12/31/01^^   $          --+           1.54%           (1.27%)                  12.17%!!               (11.90%)!!
4/30/01** Through 9/30/01    $          --+           1.60%           (1.37%)                  11.04%!!               (10.81%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                     PORTFOLIO
                                      TURNOVER
                                      RATE (a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03                         38%
Year Ended 12/31/02                         51%
11/1/01 Through 12/31/01^                    6%
Year Ended 10/31/01                         47%
Year Ended 10/31/00                         75%
Year Ended 10/31/99                         92%

SMALL CAP GROWTH FUND

Year Ended 12/31/03                        143%
Year Ended 12/31/02                         76%
10/1/01 Through 12/31/01^^                  25%
4/30/01** Through 9/30/01                   71%

(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET            NET       SECURITIES
                                    VALUE,     INVESTMENT            (BOTH       TOTAL FROM
                                 BEGINNING         INCOME     REALIZED AND       INVESTMENT
                                 OF PERIOD         (LOSS)      UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       11.63          (0.24)@           4.62             4.38
Year Ended 12/31/02          $       15.16          (0.27)           (3.26)           (3.53)
11/1/01 Through 12/31/01^    $       13.72          (0.04)            1.48             1.44
Year Ended 10/31/01          $       23.96          (0.23)           (6.63)           (6.86)
Year Ended 10/31/00          $       15.71          (0.40)@           8.65             8.25
Year Ended 10/31/99          $       12.67          (0.27)            3.31             3.04

MID CAP GROWTH FUND

Year Ended 12/31/03          $        3.49          (0.07)@           1.35             1.28
Year Ended 12/31/02          $        4.99          (0.08)@          (1.42)           (1.50)
10/1/01 Through 12/31/01^^   $        4.22          (0.02)            0.79             0.77
Year Ended 9/30/01           $       12.43          (0.07)@          (7.98)           (8.05)
10/29/99* Through 9/30/00    $       10.00          (0.17)            2.60             2.43

MID CAP VALUE FUND

Year Ended 12/31/03          $       14.32          (0.03)@           4.19             4.16
Year Ended 12/31/02          $       14.06          (0.04)@           0.31             0.27
10/1/01 Through 12/31/01^^   $       13.40          (0.01)@           1.47             1.46
4/30/01** Through 9/30/01    $       14.24              --@          (0.84)           (0.84)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
Year Ended 10/31/99                     --              --              --

MID CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^^              --              --              --
Year Ended 9/30/01                      --            0.16            0.16
10/29/99* Through 9/30/00               --              --              --

MID CAP VALUE FUND

Year Ended 12/31/03                     --            0.11            0.11
Year Ended 12/31/02                     --            0.01            0.01
10/1/01 Through 12/31/01^^            0.05            0.75            0.80
4/30/01** Through 9/30/01               --              --              --

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                    NET ASSET
                                   VALUE, END           TOTAL
                                    OF PERIOD   RETURN (1)(a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03             $       16.01           37.66%
Year Ended 12/31/02             $       11.63          (23.28%)
11/1/01 Through 12/31/01^       $       15.16           10.50%
Year Ended 10/31/01             $       13.72          (31.02%)
Year Ended 10/31/00             $       23.96           52.51%
Year Ended 10/31/99             $       15.71           23.99%

MID CAP GROWTH FUND

Year Ended 12/31/03             $        4.77           36.68%
Year Ended 12/31/02             $        3.49          (30.06%)
10/1/01 Through 12/31/01^^      $        4.99           18.25%
Year Ended 9/30/01              $        4.22          (65.30%)
10/29/99* Through 9/30/00       $       12.43           24.31%

MID CAP VALUE FUND

Year Ended 12/31/03             $       18.37           29.06%
Year Ended 12/31/02             $       14.32            1.94%
10/1/01 Through 12/31/01^^      $       14.06           10.94%
4/30/01** Through 9/30/01       $       13.40           (5.90%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                               NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES            INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS           REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $          63            2.12%           (1.81%)                   2.35%                   (2.05%)
Year Ended 12/31/02          $          48            2.12%           (1.82%)                   2.32%                   (2.02%)
11/1/01 Through 12/31/01^    $          72            2.12%           (1.83%)                   2.12%                   (1.83%)
Year Ended 10/31/01          $          67            2.13%           (1.75%)                   2.14%                   (1.76%)
Year Ended 10/31/00          $         110            2.20%           (1.69%)                   2.26%                   (1.75%)
Year Ended 10/31/99          $          66            2.23%           (1.69%)                   2.39%                   (1.85%)

MID CAP GROWTH FUND

Year Ended 12/31/03          $           3            2.05%           (1.75%)                   2.33%                   (2.03%)
Year Ended 12/31/02          $           3            2.05%           (1.85%)                   2.32%                   (2.12%)
10/1/01 Through 12/31/01^^   $           5            2.05%           (1.53%)                   2.05%                   (1.53%)
Year Ended 9/30/01           $           6            2.00%           (1.22%)                   2.00%                   (1.22%)
10/29/99* Through 9/30/00    $          25            1.86%           (1.38%)                   1.91%                   (1.43%)

MID CAP VALUE FUND

Year Ended 12/31/03          $          68            1.95%           (0.21%)                   2.19%                   (0.45%)
Year Ended 12/31/02          $          14            2.00%           (0.27%)                   2.49%                   (0.76%)
10/1/01 Through 12/31/01^^   $           3            1.99%           (0.27%)                   4.47%!!                 (2.75%)
4/30/01** Through 9/30/01    $           1            2.03%            0.01%                   16.00%!!                (13.96%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                        55%
Year Ended 12/31/02                        52%
11/1/01 Through 12/31/01^                   8%
Year Ended 10/31/01                        57%
Year Ended 10/31/00                        87%
Year Ended 10/31/99                        92%

MID CAP GROWTH FUND

Year Ended 12/31/03                        69%
Year Ended 12/31/02                        39%
10/1/01 Through 12/31/01^^                135%
Year Ended 9/30/01                        159%
10/29/99* Through 9/30/00                 147%

MID CAP VALUE FUND

Year Ended 12/31/03                        32%
Year Ended 12/31/02                        51%
10/1/01 Through 12/31/01^^                 15%
4/30/01** Through 9/30/01                  98%

(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
#   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/03          $       16.50           (0.27)@          6.11             5.84
Year Ended 12/31/02          $       20.26           (0.29)@         (3.34)           (3.63)
11/1/01 Through 12/31/01^    $       18.50           (0.05)@          1.81             1.76
Year Ended 10/31/01          $       26.73           (0.09)          (4.25)           (4.34)
Year Ended 10/31/00          $       22.06           (0.37)@          7.69             7.32
Year Ended 10/31/99          $       19.91           (0.28)@          2.60             2.32

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --            0.13            0.13
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.89            3.89
Year Ended 10/31/00                     --            2.65            2.65
Year Ended 10/31/99                     --            0.17            0.17

  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END           TOTAL
                                 OF PERIOD    RETURN (1)(a)
SMALL CAP EQUITY FUND
Year Ended 12/31/03          $       22.34           35.39%
Year Ended 12/31/02          $       16.50          (17.94%)
11/1/01 Through 12/31/01^    $       20.26            9.51%
Year Ended 10/31/01          $       18.50          (17.37%)
Year Ended 10/31/00          $       26.73           36.17%
Year Ended 10/31/99          $       22.06           11.69%

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
SMALL CAP EQUITY FUND
Year Ended 12/31/03          $          22            2.12%           (1.49%)                   2.21%                  (1.58%)
Year Ended 12/31/02          $          23            2.12%           (1.50%)                   2.16%                  (1.54%)
11/1/01 Through 12/31/01^    $          42            2.12%           (1.55%)                   2.12%                  (1.55%)
Year Ended 10/31/01          $          39            2.13%           (1.54%)                   2.14%                  (1.55%)
Year Ended 10/31/00          $          57            2.17%           (1.50%)                   2.17%                  (1.50%)
Year Ended 10/31/99          $          57            2.12%           (1.31%)                   2.12%                  (1.31%)

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/03                    38%
Year Ended 12/31/02                    51%
11/1/01 Through 12/31/01^               6%
Year Ended 10/31/01                    47%
Year Ended 10/31/00                    75%
Year Ended 10/31/99                    92%

(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       11.61           (0.25)@          4.62             4.37
Year Ended 12/31/02          $       15.13           (0.21)          (3.31)           (3.52)
11/1/01 Through 12/31/01^    $       13.70           (0.04)           1.47             1.43
Year Ended 10/31/01          $       23.93           (0.23)          (6.62)           (6.85)
Year Ended 10/31/00          $       15.69           (0.35)@          8.59             8.24
Year Ended 10/31/99          $       12.66           (0.26)           3.29             3.03


MID CAP VALUE FUND

Year Ended 12/31/03          $       14.35           (0.03)@          4.20             4.17
Year Ended 12/31/02          $       14.09           (0.04)@          0.31             0.27
10/1/01 Through 12/31/01^^   $       13.41           (0.01)@          1.48             1.47
4/30/01** Through 9/30/01    $       14.24              --@          (0.83)           (0.83)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
Year Ended 10/31/99                     --              --              --


MID CAP VALUE FUND

Year Ended 12/31/03                     --(b)         0.11            0.11
Year Ended 12/31/02                     --            0.01            0.01
10/1/01 Through 12/31/01^^            0.04            0.75            0.79
4/30/01** Through 9/30/01               --              --              --

 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.
(b) Amount is less than .005.

                       SES NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END           TOTAL
                                 OF PERIOD    RETURN (1)(a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       15.98           37.64%
Year Ended 12/31/02          $       11.61          (23.26%)
11/1/01 Through 12/31/01^    $       15.13           10.44%
Year Ended 10/31/01          $       13.70          (31.02%)
Year Ended 10/31/00          $       23.93           52.52%
Year Ended 10/31/99          $       15.69           23.93%

MID CAP VALUE FUND

Year Ended 12/31/03          $       18.41           29.09%
Year Ended 12/31/02          $       14.35            1.94%
10/1/01 Through 12/31/01^^   $       14.09           11.05%
4/30/01** Through 9/30/01    $       13.41           (5.83%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $          23            2.12%           (1.82%)                   2.35%                  (2.04%)
Year Ended 12/31/02          $          10            2.12%           (1.82%)                   2.32%                  (2.02%)
11/1/01 Through 12/31/01^    $          11            2.12%           (1.83%)                   2.12%                  (1.83%)
Year Ended 10/31/01          $          10            2.13%           (1.76%)                   2.14%                  (1.77%)
Year Ended 10/31/00          $          14            2.20%           (1.69%)                   2.26%                  (1.75%)
Year Ended 10/31/99          $           6            2.23%           (1.69%)                   2.39%                  (1.85%)


MID CAP VALUE FUND

Year Ended 12/31/03          $         103            1.95%           (0.19%)                   2.19%                  (0.43%)
Year Ended 12/31/02          $           9            2.00%           (0.28%)                   2.51%                  (0.79%)
10/1/01 Through 12/31/01^^   $           3            1.99%           (0.30%)                   4.48%!!                (2.79%)
4/30/01** Through 9/30/01    $           2            2.04%            0.03%                   15.95%!!               (13.88%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     55%
Year Ended 12/31/02                     52%
11/1/01 Through 12/31/01^                8%
Year Ended 10/31/01                     57%
Year Ended 10/31/00                     87%
Year Ended 10/31/99                     92%


MID CAP VALUE FUND

Year Ended 12/31/03                     32%
Year Ended 12/31/02                     51%
10/1/01 Through 12/31/01^^              15%
4/30/01** Through 9/30/01               98%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
MID CAP VALUE FUND

Year Ended 12/31/03          $       14.52            0.17@           4.27             4.44
Year Ended 12/31/02          $       14.14            0.15@           0.30             0.45
10/1/01 Through 12/31/01^    $       13.47            0.03@           1.48             1.51
Year Ended 9/30/01           $       13.06            0.15@           1.28             1.43
Year Ended 9/30/00           $       13.56            0.11            2.59             2.70
Year Ended 9/30/99           $       10.62            0.02            3.20             3.22

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $        5.59           (0.04)@          2.29             2.25
Year Ended 12/31/02          $        9.32           (0.04)@         (3.69)           (3.73)
10/1/01 Through 12/31/01^    $        6.83              --            2.49             2.49
Year Ended 9/30/01           $       15.12           (0.07)@         (6.07)           (6.14)
Year Ended 9/30/00           $       13.45           (0.08)           4.34             4.26
Year Ended 9/30/99           $        9.47            0.08            4.28             4.36

US SMALL COMPANY FUND

Year Ended 12/31/03          $        9.95            0.04@           3.94             3.98
Year Ended 12/31/02          $       12.57            0.05           (2.61)           (2.56)
6/1/01 Through 12/31/01^^    $       13.34            0.05@          (0.78)           (0.73)
Year Ended 5/31/01           $       15.11            0.08            0.03             0.11
Year Ended 5/31/00           $       11.98            0.04            3.10             3.14
Year Ended 5/31/99           $       15.30            0.08           (1.83)           (1.75)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
MID CAP VALUE FUND

Year Ended 12/31/03                   0.08            0.11            0.19
Year Ended 12/31/02                   0.06            0.01            0.07
10/1/01 Through 12/31/01^             0.09            0.75            0.84
Year Ended 9/30/01                    0.15            0.87            1.02
Year Ended 9/30/00                    0.09            3.11            3.20
Year Ended 9/30/99                    0.10            0.18            0.28

SMALL CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^               --              --              --
Year Ended 9/30/01                      --            2.15            2.15
Year Ended 9/30/00                    0.04            2.55            2.59
Year Ended 9/30/99                    0.09            0.29            0.38

US SMALL COMPANY FUND

Year Ended 12/31/03                   0.05              --            0.05
Year Ended 12/31/02                   0.06              --            0.06
6/1/01 Through 12/31/01^^             0.04              --            0.04
Year Ended 5/31/01                    0.09            1.79            1.88
Year Ended 5/31/00                    0.01              --            0.01
Year Ended 5/31/99                    0.08            1.49            1.57

  ^ The Fund changed its fiscal year end from September 30 to December 31. ^^ The fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END             TOTAL
                                 OF PERIOD        RETURN (a)
MID CAP VALUE FUND

Year Ended 12/31/03          $       18.77           30.62%
Year Ended 12/31/02          $       14.52            3.23%
10/1/01 Through 12/31/01^    $       14.14           11.30%
Year Ended 9/30/01           $       13.47           11.19%
Year Ended 9/30/00           $       13.06           23.76%
Year Ended 9/30/99           $       13.56           30.41%

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $        7.84           40.25%
Year Ended 12/31/02          $        5.59          (40.02%)
10/1/01 Through 12/31/01^    $        9.32           36.46%
Year Ended 9/30/01           $        6.83          (45.44%)
Year Ended 9/30/00           $       15.12           36.33%
Year Ended 9/30/99           $       13.45           46.61%

US SMALL COMPANY FUND

Year Ended 12/31/03          $       13.88           40.03%
Year Ended 12/31/02          $        9.95          (20.36%)
6/1/01 Through 12/31/01^^    $       12.57           (5.50%)
Year Ended 5/31/01           $       13.34            0.94%
Year Ended 5/31/00           $       15.11           26.23%
Year Ended 5/31/99           $       11.98          (10.79%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
MID CAP VALUE FUND

Year Ended 12/31/03          $         334            0.75%            1.00%                    1.07%                   0.68%
Year Ended 12/31/02          $          59            0.75%            1.01%                    1.22%                   0.54%
10/1/01 Through 12/31/01^    $           4            0.75%            0.94%                    3.30%!!                (1.61%)
Year Ended 9/30/01           $           4            0.75%            1.07%                    3.25%!!                (1.43%)
Year Ended 9/30/00           $           5            0.97%            0.84%                    4.24%!!                (2.43%)
Year Ended 9/30/99           $           4            1.25%            0.06%                    5.11%!!                (3.80%)!!

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $           3            0.85%           (0.58%)                  10.08%!!                (9.81%)!!
Year Ended 12/31/02          $           1            0.85%           (0.64%)                   8.07%!!                (7.86%)!!
10/1/01 Through 12/31/01^    $           2            0.85%           (0.62%)                   6.66%!!                (6.43%)!!
Year Ended 9/30/01           $           2            0.85%           (0.53%)                   5.82%!!                (5.50%)!!
Year Ended 9/30/00           $           4            1.05%           (0.61%)                   5.47%!!                (5.03%)!!
Year Ended 9/30/99           $           2            1.35%           (0.68%)                  10.19%!!                (9.52%)!!

US SMALL COMPANY FUND

Year Ended 12/31/03          $         183            0.83%            0.33%                    0.95%                   0.21%
Year Ended 12/31/02          $         214            0.83%            0.41%                    0.93%                   0.31%
6/1/01 Through 12/31/01^^    $         269            0.82%            0.57%                    0.86%                   0.53%
Year Ended 5/31/01           $         410            0.82%            0.54%                    0.82%                   0.54%
Year Ended 5/31/00           $         358            0.80%            0.26%                    0.82%                   0.24%
Year Ended 5/31/99           $         345            0.80%            0.55%                    0.85%                   0.50%

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
MID CAP VALUE FUND

Year Ended 12/31/03                     32%
Year Ended 12/31/02                     51%
10/1/01 Through 12/31/01^               15%
Year Ended 9/30/01                      98%
Year Ended 9/30/00                      99%
Year Ended 9/30/99                     109%

SMALL CAP GROWTH FUND

Year Ended 12/31/03                    143%
Year Ended 12/31/02                     76%
10/1/01 Through 12/31/01^               25%
Year Ended 9/30/01                      71%
Year Ended 9/30/00                      88%
Year Ended 9/30/99                      71%

US SMALL COMPANY FUND

Year Ended 12/31/03                     78%
Year Ended 12/31/02                     90%
6/1/01 Through 12/31/01^^               48%~
Year Ended 5/31/01                     110%~
Year Ended 5/31/00                     104%~
Year Ended 5/31/99                     104%~

  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP").
    The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       12.32           (0.11)@          4.92             4.81
Year Ended 12/31/02          $       15.89           (0.08)          (3.49)           (3.57)
11/1/01 Through 12/31/01^    $       14.37           (0.02)           1.54             1.52
Year Ended 10/31/01          $       24.65           (0.21)          (6.69)           (6.90)
Year Ended 10/31/00          $       15.98           (0.13)@          8.80             8.67
4/15/99** Through
  10/31/99                   $       14.11           (0.05)          1.92              1.87

MID CAP EQUITY FUND

Year Ended 12/31/03          $       24.39            0.13            7.71             7.84
Year Ended 12/31/02          $       29.51            0.13           (4.07)           (3.94)
11/1/01 Through 12/31/01^    $       26.17            0.02            3.43             3.45
Year Ended 10/31/01          $       37.85            0.12           (5.30)           (5.18)
Year Ended 10/31/00          $       37.55            0.17            9.34             9.51
Year Ended 10/31/99          $       29.63            0.15            8.52             8.67

MID CAP VALUE FUND

Year Ended 12/31/03          $       14.48            0.12@           4.27             4.39
Year Ended 12/31/02          $       14.14            0.14@           0.27             0.41
10/31/01** Through
  12/31/01^                  $       13.48            0.01@           1.49             1.50

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
4/15/99** Through
  10/31/99                              --              --              --

MID CAP EQUITY FUND

Year Ended 12/31/03                   0.13            0.92            1.05
Year Ended 12/31/02                   0.13            1.05            1.18
11/1/01 Through 12/31/01^             0.02            0.09            0.11
Year Ended 10/31/01                   0.12            6.38            6.50
Year Ended 10/31/00                   0.20            9.01            9.21
Year Ended 10/31/99                   0.14            0.61            0.75

MID CAP VALUE FUND

Year Ended 12/31/03                   0.06            0.11            0.17
Year Ended 12/31/02                   0.06            0.01            0.07
10/31/01** Through
  12/31/01^                           0.09            0.75            0.84

  ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END             TOTAL
                                 OF PERIOD        RETURN (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       17.13           39.04%
Year Ended 12/31/02          $       12.32          (22.47%)
11/1/01 Through 12/31/01^    $       15.89           10.58%
Year Ended 10/31/01          $       14.37          (30.20%)
Year Ended 10/31/00          $       24.65           54.26%
4/15/99** Through
  10/31/99                   $       15.98           13.25%

MID CAP EQUITY FUND

Year Ended 12/31/03          $       31.18           32.29%
Year Ended 12/31/02          $       24.39          (13.39%)
11/1/01 Through 12/31/01^    $       29.51           13.20%
Year Ended 10/31/01          $       26.17          (15.27%)
Year Ended 10/31/00          $       37.85           30.94%
Year Ended 10/31/99          $       37.55           29.65%

MID CAP VALUE FUND

Year Ended 12/31/03          $       18.70           30.34%
Year Ended 12/31/02          $       14.48            2.90%
10/31/01** Through
  12/31/01^                  $       14.14           11.18%

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $          16            1.10%           (0.79%)                   1.28%                  (0.97%)
Year Ended 12/31/02          $          12            1.10%           (0.79%)                   1.22%                  (0.91%)
11/1/01 Through 12/31/01^    $           8            1.10%           (0.82%)                  10.33%!!               (10.05%)!!
Year Ended 10/31/01          $          --+           1.12%           (0.76%)                  12.21%!!               (11.86%)!!
Year Ended 10/31/00          $          --+           1.10%           (0.59%)                  15.48%!!               (14.97%)!!
4/15/99** Through
  10/31/99                   $          --+           1.91%           (0.96%)                  34.70%!!               (33.75%)!!

MID CAP EQUITY FUND

Year Ended 12/31/03          $         194            0.90%            0.48%                    1.14%                   0.24%
Year Ended 12/31/02          $         139            0.77%            0.51%                    1.14%                   0.14%
11/1/01 Through 12/31/01^    $         155            0.60%            0.38%                    1.15%                  (0.17%)
Year Ended 10/31/01          $         133            0.55%            0.38%                    1.15%                  (0.22%)
Year Ended 10/31/00          $         164            0.41%            0.52%                    1.14%                  (0.21%)
Year Ended 10/31/99          $         129            0.07%            0.44%                    0.93%                  (0.42%)

MID CAP VALUE FUND

Year Ended 12/31/03          $          76            1.00%            0.74%                    1.24%                   0.50%
Year Ended 12/31/02          $          14            1.00%            0.96%                    1.71%                   0.25%
10/31/01** Through
  12/31/01^                  $          --+           0.99%            0.58%                    3.68%!!                (2.11%)

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     55%
Year Ended 12/31/02                     52%
11/1/01 Through 12/31/01^                8%
Year Ended 10/31/01                     57%
Year Ended 10/31/00                     87%
4/15/99** Through
  10/31/99                              92%

MID CAP EQUITY FUND

Year Ended 12/31/03                     62%
Year Ended 12/31/02                     84%
11/1/01 Through 12/31/01^                2%
Year Ended 10/31/01                     55%
Year Ended 10/31/00                     84%
Year Ended 10/31/99                    101%

MID CAP VALUE FUND

Year Ended 12/31/03                     32%
Year Ended 12/31/02                     51%
10/31/01** Through
  12/31/01^                             15%

  + Amounts round to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                    INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                               -----------------------------------------  -----------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                   NET ASSET           NET     SECURITIES                   DIVIDENDS
                                      VALUE,    INVESTMENT          (BOTH     TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING        INCOME   REALIZED AND     INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                   OF PERIOD        (LOSS)    UNREALIZED)     OPERATIONS       INCOME          GAINS  DISTRIBUTIONS

SMALL CAP EQUITY FUND

Year Ended 12/31/03              $     18.37         (0.04)@         6.85           6.81           --             --             --
Year Ended 12/31/02              $     22.25         (0.04)@        (3.71)         (3.75)          --           0.13           0.13
11/1/01 Through 12/31/01^        $     20.27         (0.01)@         1.99           1.98           --             --             --
Year Ended 10/31/01              $     28.52         (0.10)         (4.26)         (4.36)          --           3.89           3.89
Year Ended 10/31/00              $     23.10         (0.05)@         8.12           8.07           --           2.65           2.65
Year Ended 10/31/99              $     20.59         (0.02)@         2.70           2.68           --           0.17           0.17

SMALL CAP GROWTH FUND

Year Ended 12/31/03              $      5.56         (0.05)@         2.28           2.23           --             --             --
Year Ended 12/31/02              $      9.30         (0.06)@        (3.68)         (3.74)          --             --             --
10/31/01**  Through 12/31/01^^   $      7.77         (0.01)          1.54           1.53           --             --             --

TRUST SMALL CAP EQUITY FUND

Year Ended 12/31/03              $     33.35          0.02          11.70          11.72         0.01           0.67           0.68
Year Ended 12/31/02              $     40.46          0.04          (6.86)         (6.82)        0.03           0.26           0.29
11/1/01 Through 12/31/01^        $     36.65          0.01           3.81           3.82         0.01             --           0.01
Year Ended 10/31/01              $     51.12          0.10          (7.61)         (7.51)        0.14           6.82           6.96
Year Ended 10/31/00              $     47.66          0.08          12.44          12.52         0.08           8.98           9.06
Year Ended 10/31/99              $     52.73          0.64          (2.50)         (1.86)        0.64           2.57           3.21

**  Commencement of offering of class of shares.
 ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
 @  Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               PER SHARE OPERATING PERFORMANCE:
                               --------------------------------
                                   NET ASSET
                                  VALUE, END         TOTAL
                                   OF PERIOD    RETURN (a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03             $     25.18         37.07%
Year Ended 12/31/02             $     18.37        (16.87%)
11/1/01 Through 12/31/01^       $     22.25          9.77%
Year Ended 10/31/01             $     20.27        (16.19%)
Year Ended 10/31/00             $     28.52         37.94%
Year Ended 10/31/99             $     23.10         13.06%

SMALL CAP GROWTH FUND

Year Ended 12/31/03             $      7.79         40.11%
Year Ended 12/31/02             $      5.56        (40.22%)
10/31/01**  Through 12/31/01^^  $      9.30         19.69%

TRUST SMALL CAP EQUITY FUND

Year Ended 12/31/03             $     44.39         35.20%
Year Ended 12/31/02             $     33.35        (16.94%)
11/1/01 Through 12/31/01^       $     40.46         10.42%
Year Ended 10/31/01             $     36.65        (15.47%)
Year Ended 10/31/00             $     51.12         30.16%
Year Ended 10/31/99             $     47.66         (4.20%)

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                                NET ASSETS,                   NET                EXPENSES           INCOME (LOSS)
                                     END OF            INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                     PERIOD       NET      INCOME          REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                 (MILLIONS)  EXPENSES      (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03             $       636      0.85%      (0.22%)                  1.12%                  (0.49%)            38%
Year Ended 12/31/02             $       502      0.85%      (0.22%)                  1.09%                  (0.46%)            51%
11/1/01 Through 12/31/01^       $       532      0.88%      (0.31%)                  1.10%                  (0.53%)             6%
Year Ended 10/31/01             $       390      0.88%      (0.30%)                  1.12%                  (0.54%)            47%
Year Ended 10/31/00             $       383      0.88%      (0.20%)                  1.13%                  (0.45%)            75%
Year Ended 10/31/99             $       269      0.88%      (0.07%)                  1.13%                  (0.32%)            92%

SMALL CAP GROWTH FUND

Year Ended 12/31/03             $        --+     1.10%      (0.81%)                 24.96%!!               (24.67%)!!         143%
Year Ended 12/31/02             $        --+     1.10%      (0.89%)                 24.20%!!               (23.99%)!!          76%
10/31/01**  Through 12/31/01^^  $        --+     1.10%      (0.88%)                  9.40%!!                (9.18%)!!          25%

TRUST SMALL CAP EQUITY FUND

Year Ended 12/31/03             $       386      0.60%       0.04%                   1.10%                  (0.46%)            45%
Year Ended 12/31/02             $       259      0.51%       0.10%                   1.11%                  (0.50%)            52%
11/1/01 Through 12/31/01^       $       317      0.40%       0.09%                   1.12%                  (0.63%)             7%
Year Ended 10/31/01             $       299      0.34%       0.28%                   1.13%                  (0.51%)            50%
Year Ended 10/31/00             $       380      0.50%       0.19%                   1.07%                  (0.38%)            76%
Year Ended 10/31/99             $       339      0.04%       1.16%                   0.86%                   0.34%             55%

(a) Not annualized for periods less than one year.
 +  Amount rounds to less than one million.
 #  Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                            ------------------------------------------    --------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET           NET    SECURITIES                   DIVIDENDS
                                      VALUE,    INVESTMENT         (BOTH    TOTAL FROM      FROM NET DISTRIBUTIONS
                                   BEGINNING        INCOME  REALIZED AND    INVESTMENT    INVESTMENT  FROM CAPITAL        TOTAL
                                   OF PERIOD        (LOSS)   UNREALIZED)    OPERATIONS        INCOME         GAINS DISTRIBUTIONS
US SMALL COMPANY FUND+

Year Ended 12/31/03              $      9.97         0.02@          3.94          3.96          0.03            --          0.03
Year Ended  12/31/02             $     12.57          0.03         (2.60)        (2.57)         0.03            --          0.03
6/1/01 Through 12/31/01^         $     13.43          0.04@        (0.79)        (0.75)         0.05          0.06          0.11
Year Ended 5/31/01               $     14.45          0.05          0.04          0.09          0.03          1.08          1.11
Year Ended 5/31/00               $     11.49            --          2.97          2.97          0.01            --          0.01
Year Ended 5/31/99               $     14.76          0.04         (1.76)        (1.72)         0.04          1.51          1.55

US SMALL COMPANY
OPPORTUNITIES FUND

Year Ended 12/31/03              $      7.04         (0.13)         2.11          1.98            --            --            --
Year Ended 12/31/02              $     10.48         (0.09)        (3.35)        (3.44)           --            --            --
6/1/01 Through 12/31/01^         $     12.19         (0.04)        (1.67)        (1.71)           --            --            --
Year Ended 5/31/01               $     15.90         (0.07)        (2.29)        (2.36)           --          1.35          1.35
Year Ended 5/31/00               $     12.17            --          3.73          3.73            --            --            --
Year Ended 5/31/99               $     12.57         (0.01)        (0.08)        (0.09)           --          0.31          0.31

+ On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
^   The fund changed its fiscal year end from May 31 to December 31.
@   Calculated based upon average shares outstanding.

                               PER SHARE OPERATING PERFORMANCE:
                               -------------------------------
                                   NET ASSET
                                  VALUE, END         TOTAL
                                   OF PERIOD    RETURN (a)
US SMALL COMPANY FUND+

Year Ended 12/31/03              $     13.90         39.72%
Year Ended  12/31/02             $      9.97        (20.48%)
6/1/01 Through 12/31/01^         $     12.57         (5.56%)
Year Ended 5/31/01               $     13.43          0.75%
Year Ended 5/31/00               $     14.45         25.90%
Year Ended 5/31/99               $     11.49        (10.95%)

US SMALL COMPANY
OPPORTUNITIES FUND

Year Ended 12/31/03              $      9.02         28.13%
Year Ended 12/31/02              $      7.04        (32.82%)
6/1/01 Through 12/31/01^         $     10.48        (14.03%)
Year Ended 5/31/01               $     12.19        (15.51%)
Year Ended 5/31/00               $     15.90         30.65%
Year Ended 5/31/99               $     12.17         (0.49%)

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                             ------------------------------------------------------------------------
                                                                                                       NET INVESTMENT
                              NET ASSETS,                         NET                EXPENSES           INCOME (LOSS)
                                   END OF                  INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD          NET         INCOME          REIMBURSEMENTS          REIMBURSEMENTS    TURNOVER
                               (MILLIONS)     EXPENSES         (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS    RATE (a)

US SMALL COMPANY FUND+

Year Ended 12/31/03           $       156         1.01%          0.15%                   1.11%                   0.05%         78%
Year Ended  12/31/02          $       199         1.01%          0.23%                   1.10%                   0.14%         90%
6/1/01 Through 12/31/01^      $       286         1.01%          0.39%                   1.04%                   0.36%         48%~
Year Ended 5/31/01            $       296         1.01%          0.35%                   1.01%                   0.35%      110%~
Year Ended 5/31/00            $       285         1.00%          0.05%                   1.00%                   0.05%      104%~
Year Ended 5/31/99            $       187         1.02%          0.34%                   1.02%                   0.34%      104%~

US SMALL COMPANY
OPPORTUNITIES FUND

Year Ended 12/31/03           $        10         1.02%         (0.62%)                  1.68%                  (1.28%)       207%
Year Ended 12/31/02           $        55         1.02%         (0.66%)                  1.17%                  (0.81%)       100%
6/1/01 Through 12/31/01^      $       195         1.02%         (0.50%)                  1.07%                  (0.55%)        55%
Year Ended 5/31/01            $       339         0.99%         (0.35%)                  0.99%                  (0.35%)       117%
Year Ended 5/31/00            $       529         0.99%         (0.47%)                  0.99%                  (0.47%)       132%
Year Ended 5/31/99            $       286         1.07%         (0.42%)                  1.07%                  (0.42%)       116%

(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                       SEE NOTES TO FINANCIAL STATEMENTS.

JP MORGAN FUNDS

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of
J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P Morgan Mutual
Fund Group, J.P. Morgan Mutual Fund Select Group, J.P. Morgan Fleming Mutual Fund Group, Inc., and J.P. Morgan Mutual Fund Investment Trust


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Fund and JPMorgan Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Group), JPMorgan Mid Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Select Group), JPMorgan Mid Cap Growth Fund (a separate portfolio of J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund (separate portfolios of J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan U.S. Small Company Fund (a separate portfolio of J.P. Morgan Institutional Funds) and JPMorgan U.S. Small Company Opportunities Fund (a separate portfolio of J.P. Morgan Funds) (hereafter collectively referred to as the "Funds"), at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented (for the JPMorgan Mid Cap Value Fund and the JPMorgan Small Cap Growth Fund, for the years ended December 31, 2003 and December 31, 2002, for the 3 months ended December 31, 2001 and for the year ended September 30, 2001), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended September 30, 2000 for JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund were audited by other independent auditors whose report dated November 15, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)


The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.


                                                                                     NUMBER OF
                              POSITIONS                                              PORTFOLIOS IN     OTHER
                              HELD WITH                          PRINCIPAL           JPMORGAN FUND     DIRECTORSHIPS
                              EACH         TERM OF OFFICE        OCCUPATIONS         COMPLEX(1)        HELD OUTSIDE
NAME, CONTACT ADDRESS         JPMORGAN     AND LENGTH OF         DURING PAST         OVERSEEN BY       JPMORGAN FUND
AND YEAR OF BIRTH             TRUST        TIME SERVED           5 YEARS             TRUSTEE           COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;         Trustee      Trustee of Funds      Retired; Vice       69                None
522 Fifth Avenue,                          that are series of    President and
New York, NY 10036;                        JPMIF since 2001,     Treasurer of
1941                                       Funds that are        Ingersoll-Rand
                                           series of MFSG since  Company
                                           1996 and Funds that   (manufacturer of
                                           are series of MFG     industrial
                                           since 1987.           equipment)
                                                                 (1972-2000)

Roland R. Eppley, Jr.;        Trustee      Trustee of Funds      Retired             69                Director, Janel Hydro, Inc.
522 Fifth Avenue,                          that are series of                                          (1993-Present)
New York, NY 10036;                        JPMIF since 2001,
1932                                       Funds that are
                                           series of MFSG since
                                           1996 and Funds that
                                           are series of MFG
                                           since 1989.

Ann Maynard Gray;             Trustee      Since 2001            Vice President of   69                Director of Duke Energy
522 Fifth Avenue,                                                Capital                               Corporation (1997-
New York, NY 10036;                                              Cities/ABC, Inc.                      Present); Director of Elan
1945                                                             (communications)                      Corporation, Plc
                                                                 (1986-1998);                          (pharmaceuticals) (2001-
                                                                 President of                          Present); Director of The
                                                                 Diversified                           Phoenix Companies (wealth
                                                                 Publishing Group                      management) (2002-Present)
                                                                 (1991-1997)

Matthew Healey;               Trustee and  Trustee of Funds      Retired; Chief      69                None
522 Fifth Avenue,             President    that are series of    Executive Officer
New York, NY 10036;           of the       of JPMIF since 1992   of certain J.P.
1937                          Board of     and Funds that are    Morgan Fund Trusts
                              Trustees     series of MFG since   (1982-2001)
                                           2001 and MFSG since
                                           2001.

Fergus Reid, III;             Trustee and  Trustee of Funds      Chairman of         69                Trustee of 16 Morgan
522 Fifth Avenue,             Chairman of  that are series of    Lumelite                              Stanley Funds (1995-
New York, NY 10036;           the Board    JPMIF since 2001,     Corporation                           Present)
1932                          of Trustees  Funds that are        (plastics
                                           series of MFSG since  manufacturing)
                                           1996 and Funds that   (1985-Present)
                                           are series of MFG
                                           since 1987.

                                                                                     NUMBER OF
                              POSITIONS                                              PORTFOLIOS IN     OTHER
                              HELD WITH                          PRINCIPAL           JPMORGAN FUND     DIRECTORSHIPS
                              EACH         TERM OF OFFICE        OCCUPATIONS         COMPLEX(1)        HELD OUTSIDE
NAME, CONTACT ADDRESS         JPMORGAN     AND LENGTH OF         DURING PAST         OVERSEEN BY       JPMORGAN FUND
AND YEAR OF BIRTH             TRUST        TIME SERVED           5 YEARS             TRUSTEE           COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)
 (CONTINUED)

James J. Schonbachler;        Trustee      Since 2001            Retired; Managing   69                None
522 Fifth Avenue,                                                Director of Bankers
New York, NY 10036;                                              Trust Company
1943                                                             (financial
                                                                 services)
                                                                 (1968-1998); Group
                                                                 Head and Director
                                                                 of Bankers Trust,
                                                                 A.G., Zurich and BT
                                                                 Brokerage Corp.
                                                                 (financial
                                                                 services)
                                                                 (1995-2002)

Robert J. Higgins;            Trustee      Since 2002            Director of         69                Director of Providian
522 Fifth Avenue,                                                Administration of                     Financial Corp. (banking)
New York, NY 10036;                                              the State of Rhode                    (2002- Present)
1945                                                             Island
                                                                 (2003-Present);
                                                                 President -
                                                                 Consumer Banking
                                                                 and Investment
                                                                 Services Fleet
                                                                 Boston Financial
                                                                 (1971-2002)

Dr. Matthew Goldstein;        Trustee      Since 2003            Chancellor of the   69                Trustee of the Albert
522 Fifth Avenue,                                                City University of                    Einstein School of Medicine
New York, NY 10036;                                              New York, since                       (1998- Present); Trustee of
1941                                                             September 1, 1999;                     Bronx Lebanon Hospital
                                                                 President, Adelphi                    Center (1992-Present);
                                                                 University (New                       Director of New Plan Excel
                                                                 York) (1998-1999).                    Realty Trust, Inc. (real
                                                                                                       estate investment company)
                                                                                                       (2000- Present); Director
                                                                                                       of Lincoln Center Institute
                                                                                                       for the Arts in Education
                                                                                                       (1999-Present); Director of
                                                                                                       Jewish Community Relations
                                                                                                       Counsel of New York, Inc.
                                                                                                       (2000- Present); Director
                                                                                                       of United Way of New York
                                                                                                       City (2002-Present).

                                                                                     NUMBER OF
                              POSITIONS                                              PORTFOLIOS IN     OTHER
                              HELD WITH                          PRINCIPAL           JPMORGAN FUND     DIRECTORSHIPS
                              EACH         TERM OF OFFICE        OCCUPATIONS         COMPLEX(1)        HELD OUTSIDE
NAME, CONTACT ADDRESS         JPMORGAN     AND LENGTH OF         DURING PAST         OVERSEEN BY       JPMORGAN FUND
AND YEAR OF BIRTH             TRUST        TIME SERVED           5 YEARS             TRUSTEE           COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
William G. Morton, Jr.;       Trustee      Since 2003            Formerly Chairman   69                Director of Radio Shack
522 Fifth Avenue,                                                Emeritus (March                       Corporation (electronics)
New York, NY 10036;                                              2001-October 2002),                   (1987-Present); Director
1937                                                             and Chairman and                      of the Griswold
                                                                 Chief Executive                       Company (securities
                                                                 Officer, Boston                       brokerage) (2002-
                                                                 Stock Exchange                        Present); Director of The
                                                                 (June1985-                            National Football
                                                                 March2001).                           Foundation and College
                                                                                                       Hall of Fame (1994-
                                                                                                       Present); Trustee of the
                                                                                                       Berklee College of Music
                                                                                                       (1998-Present); Trustee
                                                                                                       of the Stratton Mountain
                                                                                                       School (2001-Present).

INTERESTED TRUSTEE(S)

Leonard M. Spalding*          Trustee      Trustee of Funds that Retired; Chief      69                Director of Glenview
522 Fifth Avenue,                          are series of JPMIF   Executive Officer                     Trust; Director of Pizza
New York, NY 10036;                        since 2001, Funds     of Chase Mutual                       Magia; Trustee of
1935                                       that are series of     Funds (investment                    St. Catherine College
                                           MFSG since 1996 and   company)                              Trust; Trustee of
                                           Funds that are series (1989-1998); Chief                    Bellarmine University
                                           of MFG since 1998.    Investment                            Trust; Director of
                                                                 Executive of Chase                    Marion Washington
                                                                 Manhattan Private                     Airport Board Trust;
                                                                 Bank (investment                      Director of Springfield
                                                                 management)                           Washington Economic
                                                                 (1990-1995)                           Development Board
                                                                                                       Trust.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

                            POSITIONS HELD         TERM OF OFFICE
NAME, CONTACT ADDRESS       WITH EACH              AND LENGTH OF     PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH           JPMORGAN TRUST         TIME SERVED       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
George Gatch;               President              Since 2001        Managing Director, J.P. Morgan Investment Management
522 Fifth Avenue,                                                    Inc. (JPMIM); Head of J.P. Morgan Fleming's U.S.
New York, NY 10036;                                                  Mutual Funds and Financial Intermediaries Business
1962                                                                 ("FFI"); he has held numerous positions throughout
                                                                     the firm in business management, marketing and sales.

Patricia A. Maleski;        Treasurer              Since 2003        Vice President, JPMIM; Head of FFI and U.S.
522 Fifth Avenue,                                                    Institutional Funds Administration and Board
New York, NY 10036;                                                  Liaison. Prior to joining J.P. Morgan Chase in 2001,
1960                                                                 she was the Vice President of Finance for the
                                                                     Pierpont Group, Inc., a service provider to the
                                                                     board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg;         Secretary              Since 2001        Managing Director, JPMIM; since joining J.P. Morgan
522 Fifth Avenue,                                                    Chase in 1996, she has held numerous positions
New York, NY 10036;                                                  throughout the asset management business in mutual
1959                                                                 funds marketing, legal and product development.

Stephen M. Ungerman;        Vice President and     Since 2001        Vice President, JPMIM; Business Head for Vehicle
522 Fifth Avenue,           Assistant Treasurer                      Services Group within Fund Administration; prior to
New York, NY 10036;                                                  joining J.P. Morgan Chase in 2000, he held a number
1953                                                                 of senior management positions in Prudential
                                                                     Insurance Co. of America's asset management
                                                                     business, including Associate General Counsel, Tax
                                                                     Director and Co-head of Fund Administration
                                                                     Department; Mr.Ungerman was also the Assistant
                                                                     Treasurer of all mutual funds managed by Prudential.

Judy R. Bartlett;           Vice President and     Since 2001        Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,           Assistant Secretary                      since September2000; from August1998 through
New York, NY 10036;                                                  August2000, she was an attorney at New York Life
1965                                                                 Insurance Company where she served as Assistant
                                                                     Secretary for the Mainstay Funds.

Joseph J. Bertini;          Vice President and     Since 2001        Vice President and Assistant General Counsel, JPMIM.
522 Fifth Avenue,           Assistant Secretary
New York, NY 10036;
1965

Wayne H. Chan;              Vice President and     Since 2003        Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,           Assistant Secretary                      since September2002; Mr.Chan was an associate at the
New York, NY 10036;                                                  law firm of Shearman and Sterling LLP from May2001
1965                                                                 through September2002; Swidler Berlin Shereff
                                                                     Friedman LLP from June1999 through May2001 and
                                                                     Whitman Breed Abbott & Morgan LLP from September1997
                                                                     through May1999.

Thomas J. Smith             Vice President and     Since 2002        Managing Director, Head of Compliance for J.P.
522 Fifth Avenue,           Assistant Secretary                      Morgan Chase& Co.'s asset management business in the
New York, NY 10036;                                                  Americas.
1955

                               POSITIONS HELD        TERM OF OFFICE
NAME, CONTACT ADDRESS          WITH EACH             AND LENGTH OF    PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH              JPMORGAN TRUST        TIME SERVED      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
OFFICERS

Paul M. DeRusso                Assistant Treasurer   Since 2001       Vice President, JPMIM; Manger of the Budgeting and
522 Fifth Avenue,                                                     Expense Group of Funds Administration Group.
New York, NY 10036;
1954

Lai Ming Fung                  Assistant Treasurer   Since 2001       Associate, JPMIM; Budgeting Analyst for the Budgeting
522 Fifth Avenue,                                                     and Expense Group of Funds Administration Group.
New York, NY 10036;
1974

Mary D. Squires                Assistant Treasurer   Since 2001       Vice President, JPMIM; Ms. Squires has held numerous
522 Fifth Avenue,                                                     financial and operations positions supporting the
New York, NY 10036;                                                   J.P. Morgan Chase organization complex.
1955

Michael Ciotola                Assistant Treasurer   Since 2003       Director of Financial Services of BISYS Fund Services,
3435 Stelzer Rd.                                                      Inc. since January 2003; held various positions within
Columbus, OH 43219                                                    BISYS since 1998.
1968

Arthur A. Jensen               Assistant Treasurer   Since 2001       Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.                                                      Services, Inc. since June 2001; formerly Section
Columbus, OH 43219                                                    Manager of Northern Trust Company and Accounting
1966                                                                  Supervisor at Allstate Insurance Company.

Martin R. Dean                 Assistant Treasurer   Since 2001       Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.                                                      Services, Inc.
Columbus, OH 43219
1963

Alaina Metz                    Assistant Secretary   Since 2001       Chief Administrative Officer of BISYS Fund Services,
3435 Stelzer Rd.                                                      Inc.; formerly, Supervisor of the Blue Sky Department
Columbus, OH 43219                                                    of Alliance Capital Management, L.P.
1967

Ryan M. Louvar;                Assistant Secretary   Since 2003       Counsel of Legal Services, BISYS Fund Services, Inc.
60 State Street,                                                      since 2000; formerly Attorney at Hill, Farrer & Burrill
Suite 1300 Boston,                                                    LLP from 1999 to 2000 and Knapp Peterson Clarke, PC
MA 02109;                                                             from 1997 to 1999.
1972

Lisa Hurley                    Assistant Secretary   Since 2001       Executive Vice President and General Counsel of BISYS
60 State Street,                                                      Fund Services, Inc.
Suite 1300 Boston,
MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

JPMORGAN DYNAMIC SMALL CAP FUND ("DSCF")
JPMORGAN MID CAP EQUITY FUND ("MCEF")
JPMORGAN MID CAP GROWTH FUND ("MCGF")
JPMORGAN MID CAP VALUE FUND ("MCVF")
JPMORGAN SMALL CAP EQUITY FUND ("SCEF")
JPMORGAN SMALL CAP GROWTH FUND ("SCGF")
JPMORGAN TRUST SMALL CAP EQUITY FUND ("TSCEF")
JPMORGAN U.S. SMALL COMPANY FUND ("USSCF")
JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND ("USSCOF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2003. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for dividends received deduction and the dollar amount of long-term capital gains distributed by the Funds for the fiscal year ended December 31, 2003:

                     DIVIDENDS            LONG-TERM
                      RECEIVED        CAPITAL GAINS
                     DEDUCTION         DISTRIBUTION
FUND
MCEF                        55.63%   $     2,968,577
MCGF                           --            301,756
MCVF                        78.53%                --
TSCEF                      100.00%         5,847,675
USSCF                      100.00%                --

For the fiscal year ended December 31, 2003, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the fiscal year ended December 31, 2003, the following represents the percentage of ordinary income distributions treated as qualified dividends:

                                                      PERCENTAGE OF
                                                      DISTRIBUTIONS
FUND
MCEF                                                          58.55%
MCVF                                                          74.79%
TSCEF                                                        100.00%
USSCF                                                        100.00%

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAXFREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with the JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact yourJPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
    600 North Bedford Street                                     U.S. POSTAGE
   East Bridgewater, MA 02333                                        PAID
                                                                  PERMIT 2891
                                                                 KANSAS CITY, MO


(C)J.P. Morgan Chase & Co., 2004 All rights reserved.
February 2004.                                                       AN-SMC-1203

JPMORGAN FUNDS


ANNUAL REPORT DECEMBER 31 2003


[GRAPHIC]


U.S. EQUITY LARGE CAP FUNDS

DISCIPLINED EQUITY FUND

DIVERSIFIED FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

U.S. EQUITY FUND


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                             1

Fund Commentaries:                                             3

Disciplined Equity Fund                                        3

Diversified Fund                                               6

Equity Growth Fund                                             9

Equity Income Fund                                            12

U.S. Equity Fund                                              15

Portfolio of Investments                                      18

Financial Statements                                          50

Notes to Financial Statements                                 61

Financial Highlights                                          92

HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economic growth surprisingly strong

-  Technology stocks and small caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN LARGE CAP EQUITY FUNDS

PRESIDENT'S LETTER FEBRUARY 17, 2004

          "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE ECONOMIC DATA ALL HELPED TO SUSTAIN THE RALLY."

[PHOTO OF GEORGE C.W. GATCH]


DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan U.S. Equity Funds. Inside, you will find information detailing the performance of the Funds for the year ended December 31, 2003, along with reports from the Portfolio Managers.

PROFIT INCREASES END THREE-YEAR BEAR MARKET

While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq and acquired momentum in the following months. Utterances by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fuelled the rally. In addition, Congress approved the Bush Administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth-quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data - including evidence of manufacturing growth and business spending all helped to sustain the rally.

DIVERGENT PERFORMANCES

The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the biggest increases of all were among low quality, non-earning stocks that investors had chosen not to own in the bear market. For fund managers, 2003 was a year when great gains were made for investors, although it was sometimes difficult to outperform benchmark indices. Fund managers prefer to invest in higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK

As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a "Goldilocks" economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial increases in equity prices, with small company stocks outperforming. In this case, 2003's enormous fiscal and monetary stimuli have primed the economy.

IMPORTANT MERGER NEWS

As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval of the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. It will create a new institution with a more balanced business mix between wholesale and retail, leading to greater earnings consistency. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. We will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.


Sincerely yours,

/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN DISCIPLINED EQUITY FUND

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                    FUND FACTS
                                    Fund Inception                      1/3/1997
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 12/31/2003
                                    (In Millions)                         $605.5
                                    Primary Benchmark              S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index, returned 29.60% (Institutional Shares) during the year ended December 31, 2003. This compares with a gain of 28.7% of the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Against a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial tax cuts and evidence of a strong recovery, 2003 turned out to be a strong year for equity returns. Given this supportive backdrop, the majority of the portfolio's holdings had positive returns for the year and the Fund modestly outpaced the benchmark.

   Stock selection was strongest in the Finance and Capital Markets sectors, where the portfolio manager added substantial value against the benchmark. Within the Finance sector, an overweight position in Countrywide Financial, a mortgage originator, contributed significantly to the portfolio's relative return. Low interest rates prompted a historically strong rate of home refinancings, and additionally, as rates backed up, Countrywide's servicing business strengthened, boosting earnings well beyond Wall Street forecasts. In the Capital Markets sector, an overweight position in Capital One Financial benefited returns. Capital One seems to be reaping the awards of transitioning its business model from a sub-prime credit card lender to a diversified, up market lender. Additionally, adept stock selection in the Pharmaceuticals/Medical Technology sector, where the resurgence of Guidant and Forest Labs, aided the Fund's relative performance.

   Despite the strong return generated by the Fund, some sectors did lag their benchmark peer group in the period. In particular, the portfolio's systems hardware names modestly detracted from the Fund's relative return. This weakness resulted primarily from a lack of exposure to Sun Microsystems, which was sold during the year.

Q: HOW WAS THE FUND MANAGED?

A: The Fund seeks to have sector and style characteristics similar to those of its benchmark, the S&P 500 Index. As such, the portfolio manager seeks to generate excess returns relative to the benchmark through stock selection. As such, over the year, our focus was on identifying companies that are attractively priced relative to their future earnings prospects, as focused by our team of equity research analysts.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               22.9%
Finance & Insurance                     20.1%
Technology                              17.6%
Industrial Products & Services          12.8%
Pharmaceuticals                          9.4%
Energy                                   5.9%
Health Services & Systems                3.6%
Telecommunications                       3.6%
Utilities                                2.6%
Short-Term Investments                   1.1%
REITs                                    0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Electric Co.                3.6%

 2. Citigroup, Inc.                     3.5%

 3. Microsoft Corp.                     2.7%

 4. Pfizer, Inc.                        2.6%

 5. Cisco Systems, Inc.                 2.3%

 6. Procter & Gamble Co.                2.3%

 7. The Coca-Cola Co.                   2.2%

 8. Viacom, Inc., Class B               1.7%

 9. Wal-Mart Stores, Inc.               1.7%

10. Verizon Communications, Inc.        1.7%

Top 10 equity holdings comprised 24.3% of the Portfolio's market value of investments ($147,250 in thousands). As of December 31, 2003 the Fund held 203 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                SINCE
                                                                            INCEPTION
                                   1 YEAR       3 YEARS       5 YEARS         (1/3/97)
                                   --------------------------------------------------
CLASS A SHARES
        Without Sales Charge        28.96%      (5.33%)       (2.30%)          6.48%
           With Sales Charge*       21.58%      (7.18%)       (3.46%)          5.59%
                                   --------------------------------------------------
INSTITUTIONAL SHARES                29.60%      (4.87%)       (1.91%)          6.83%
                                   --------------------------------------------------
SELECT SHARES                       29.45%      (5.15%)       (2.19%)          6.57%
                                   --------------------------------------------------
ULTRA SHARES                        29.80%      (4.82%)       (1.88%)          6.85%

* Sales Charge for Class A Shares is 5.75%.

[CHART]

LIFE OF FUND PERFORMANCE (01/03/97 TO 12/31/03)

            JPMORGAN DISCIPLINED EQUITY FUND                       LIPPER LARGE CAP
                 (INSTITUTIONAL SHARES)          S&P 500 INDEX     CORE FUNDS INDEX
Jan-1997              $ 3,000,000.00            $ 3,000,000.00      $ 3,000,000.00
Jan-1997              $ 3,150,000.00            $ 3,187,500.00      $ 3,164,100.00
Feb-1997              $ 3,173,940.00            $ 3,212,362.50      $ 3,160,303.08
Mar-1997              $ 3,041,904.10            $ 3,080,334.40      $ 3,025,042.11
Apr-1997              $ 3,215,901.01            $ 3,264,230.37      $ 3,192,629.44
May-1997              $ 3,441,014.08            $ 3,463,021.99      $ 3,386,422.05
Jun-1997              $ 3,594,139.21            $ 3,618,165.38      $ 3,533,392.76
Jul-1997              $ 3,894,249.83            $ 3,906,171.34      $ 3,812,530.79
Aug-1997              $ 3,694,474.82            $ 3,687,425.75      $ 3,618,472.98
Sep-1997              $ 3,869,223.47            $ 3,889,496.68      $ 3,804,824.33
Oct-1997              $ 3,748,503.70            $ 3,759,587.49      $ 3,687,635.74
Nov-1997              $ 3,908,189.96            $ 3,933,656.39      $ 3,808,221.43
Dec-1997              $ 3,962,122.98            $ 4,001,315.28      $ 3,877,531.06
Jan-1998              $ 4,032,252.56            $ 4,045,729.88      $ 3,915,918.62
Feb-1998              $ 4,331,445.70            $ 4,337,427.01      $ 4,193,557.25
Mar-1998              $ 4,557,547.16            $ 4,559,503.27      $ 4,401,138.34
Apr-1998              $ 4,627,733.39            $ 4,605,554.25      $ 4,445,589.83
May-1998              $ 4,575,902.77            $ 4,526,338.72      $ 4,369,570.25
Jun-1998              $ 4,737,889.73            $ 4,710,108.07      $ 4,577,124.83
Jul-1998              $ 4,694,774.94            $ 4,660,180.92      $ 4,540,050.12
Aug-1998              $ 4,004,643.02            $ 3,986,318.76      $ 3,860,404.62
Sep-1998              $ 4,268,549.00            $ 4,241,841.80      $ 4,052,266.73
Oct-1998              $ 4,630,521.95            $ 4,586,703.53      $ 4,356,186.73
Nov-1998              $ 4,949,564.91            $ 4,864,657.77      $ 4,615,379.84
Dec-1998              $ 5,243,569.07            $ 5,144,862.05      $ 4,921,841.07
Jan-1999              $ 5,422,899.13            $ 5,359,917.29      $ 5,094,105.50
Feb-1999              $ 5,227,674.76            $ 5,193,223.86      $ 4,936,697.64
Mar-1999              $ 5,442,009.43            $ 5,400,952.82      $ 5,135,152.89
Apr-1999              $ 5,756,013.37            $ 5,609,969.69      $ 5,272,774.99
May-1999              $ 5,631,107.88            $ 5,477,574.40      $ 5,133,046.45
Jun-1999              $ 5,920,546.83            $ 5,781,579.78      $ 5,419,470.44
Jul-1999              $ 5,731,089.33            $ 5,601,194.49      $ 5,260,679.96
Aug-1999              $ 5,701,860.77            $ 5,573,188.52      $ 5,207,021.02
Sep-1999              $ 5,537,647.18            $ 5,420,483.16      $ 5,065,910.75
Oct-1999              $ 5,830,588.72            $ 5,763,599.74      $ 5,376,451.08
Nov-1999              $ 5,917,464.49            $ 5,880,600.82      $ 5,508,174.13
Dec-1999              $ 6,204,461.52            $ 6,226,968.20      $ 5,874,467.71
Jan-2000              $ 5,872,522.83            $ 5,914,374.40      $ 5,637,139.22
Feb-2000              $ 5,730,407.77            $ 5,802,592.72      $ 5,635,448.07
Mar-2000              $ 6,312,617.20            $ 6,370,086.29      $ 6,125,168.51
Apr-2000              $ 6,099,250.74            $ 6,178,346.69      $ 5,924,875.50
May-2000              $ 5,943,109.92            $ 6,051,690.59      $ 5,773,791.18
Jun-2000              $ 6,095,847.85            $ 6,200,562.18      $ 5,985,111.93
Jul-2000              $ 5,997,095.11            $ 6,103,833.41      $ 5,891,744.19
Aug-2000              $ 6,374,312.40            $ 6,482,881.46      $ 6,298,274.54
Sep-2000              $ 5,980,379.89            $ 6,140,585.32      $ 5,963,206.33
Oct-2000              $ 5,986,958.31            $ 6,114,794.86      $ 5,894,033.14
Nov-2000              $ 5,487,645.99            $ 5,632,949.03      $ 5,375,358.22
Dec-2000              $ 5,529,900.86            $ 5,660,550.48      $ 5,440,937.59
Jan-2001              $ 5,755,520.81            $ 5,861,500.02      $ 5,594,916.12
Feb-2001              $ 5,208,746.34            $ 5,326,931.22      $ 5,074,029.43
Mar-2001              $ 4,874,344.82            $ 4,989,203.78      $ 4,762,484.03
Apr-2001              $ 5,295,000.78            $ 5,376,864.91      $ 5,124,432.81
May-2001              $ 5,349,539.29            $ 5,412,889.91      $ 5,153,129.64
Jun-2001              $ 5,229,709.61            $ 5,281,356.68      $ 5,016,056.39
Jul-2001              $ 5,178,458.45            $ 5,229,599.39      $ 4,943,323.57
Aug-2001              $ 4,843,412.19            $ 4,902,226.46      $ 4,652,161.81
Sep-2001              $ 4,395,396.56            $ 4,506,616.79      $ 4,299,062.73
Oct-2001              $ 4,487,699.89            $ 4,592,693.17      $ 4,400,520.61
Nov-2001              $ 4,843,574.49            $ 4,944,952.73      $ 4,688,754.71
Dec-2001              $ 4,882,807.45            $ 4,988,468.32      $ 4,741,737.64
Jan-2002              $ 4,772,456.00            $ 4,915,636.68      $ 4,666,818.18
Feb-2002              $ 4,666,030.23            $ 4,820,764.89      $ 4,588,415.64
Mar-2002              $ 4,841,472.97            $ 5,002,025.65      $ 4,744,421.77
Apr-2002              $ 4,517,094.28            $ 4,698,902.90      $ 4,496,288.51
May-2002              $ 4,475,537.01            $ 4,664,131.02      $ 4,463,465.61
Jun-2002              $ 4,132,263.32            $ 4,332,044.89      $ 4,155,040.13
Jul-2002              $ 3,810,773.24            $ 3,994,145.39      $ 3,846,320.65
Aug-2002              $ 3,831,351.41            $ 4,020,506.75      $ 3,877,860.48
Sep-2002              $ 3,398,791.84            $ 3,583,477.66      $ 3,501,320.23
Oct-2002              $ 3,683,270.71            $ 3,898,823.70      $ 3,773,372.81
Nov-2002              $ 3,908,686.88            $ 4,128,464.41      $ 3,942,042.57
Dec-2002              $ 3,673,383.93            $ 3,886,123.55      $ 3,734,296.93
Jan-2003              $ 3,583,018.69            $ 3,784,307.12      $ 3,636,458.35
Feb-2003              $ 3,527,481.90            $ 3,727,542.51      $ 3,588,093.45
Mar-2003              $ 3,566,284.20            $ 3,763,699.67      $ 3,618,233.44
Apr-2003              $ 3,866,565.33            $ 4,073,828.52      $ 3,884,897.24
May-2003              $ 4,083,092.98            $ 4,288,519.29      $ 4,073,314.76
Jun-2003              $ 4,121,065.75            $ 4,343,412.33      $ 4,113,640.58
Jul-2003              $ 4,170,106.43            $ 4,419,856.39      $ 4,178,636.10
Aug-2003              $ 4,247,253.40            $ 4,506,043.59      $ 4,259,283.77
Sep-2003              $ 4,204,780.87            $ 4,458,279.53      $ 4,204,339.01
Oct-2003              $ 4,454,544.85            $ 4,710,618.15      $ 4,409,931.19
Nov-2003              $ 4,510,672.12            $ 4,752,071.59      $ 4,446,974.61
Dec-2003              $ 4,761,180.00            $ 5,001,080.00      $ 4,660,874.00

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/3/97.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Disciplined Equity Fund, which are similar to the expenses of the Select Shares. The returns presented prior to 12/31/97 are based on the historical expenses of the J.P. Morgan Institutional Disciplined Equity Fund which are lower than the expenses of the Select Shares.

Returns for the Class A Shares prior to 9/28/01 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Ultra Shares prior to 3/24/03 (offering date of the Ultra Shares) are calculated using the historical expenses of the Institutional Shares, which are higher than the expenses of the Ultra Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from January 3, 1997 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DIVERSIFIED FUND

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                    FUND FACTS
                                    Fund Inception                     9/10/1993
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 12/31/2003
                                    (In Millions)                         $481.7
                                    Primary Benchmark                DIVERSIFIED
                                                                       BENCHMARK

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Diversified Fund, which seeks to provide high total return from a diversified portfolio of stocks and bonds, had a return of 21.20% (Institutional Shares) during the year ended December 31, 2003. This compares to a return of 21.20% from the Fund's benchmark, a composite benchmark of unmanaged indices comprised of the S&P 500 Index (52%), the Russell 2000 Index (3%), the Citigroup Broad Investment Grade Bond Index -- formerly known as the Salomon Smith Barney Broad Investment Grade Bond Index -- (35%), and the MSCI EAFE Index (10%).

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Security selection and asset allocation were positive contributors to performance. Security selection within the large cap equity portion, in particular, was helpful. Strong stock selection within the Finance, Capital Markets, Pharmaceutical/Med-Tech and Utilities sectors contributed the most to performance, while positions in the Energy, Media, Systems Hardware and Software and Services sectors were the primary detractors. On a stock specific level, overweight positions in Countrywide Financial, Guidant, Capital One and PG&E Corp. were among the more notable contributors to performance, while overweight positions in Viacom, Kohls and Verizon, as well as underweight positions in Nextel and Yahoo, detracted from it.

   In the fixed income portion of the portfolio, security selection and our cross sector allocation decisions contributed positively to performance during 2003. Our underweight position relative to the benchmark in U.S. Treasury and U.S. Agency securities was also a positive contributor for the year, as was our modest overweight allocations to high-yield and emerging markets debt. Performance was also aided by our overweight to non-callable private mortgages as well as our overweight to corporates which had a strong showing during the year. The contribution from duration positioning was negative. Also, our international fixed income position detracted from results.

Q: HOW WAS THE FUND MANAGED?

A: The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds. Assets are loosely allocated among the various investment options to conform with the fund's model allocation of 52% large-cap U.S. equity, 3% small-cap U.S. equity, 35% fixed income and 10% international equity. We base the actual allocation amongst these asset classes on the relative attractiveness of each asset class.

   For the majority of the year, our asset allocation models suggested that we be overweight small caps, which tend to outperform during the beginning phases of a broad economic recovery. In addition, during the same period, attractive valuations led us to overweight international equities. Toward the end of the second quarter, we decided to reduce our overweight position in stocks relative to bonds to a neutral weighting, largely due to our concerns about the possible future direction of domestic interest rates.

   In the latter half of the year, we continued to overweight international equities, which we felt were not as fully valued as U.S. equities. We also continued to overweight small caps, reflecting the Fed's announced intention to keep rates steady over the near term. The primary drivers of our strategy over the course of the year were positions in small cap and international equities.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Fixed Income                            18.9%
Finance & Insurance                     17.2%
Consumer Goods & Services               15.8%
Technology                              10.8%
Industrial Products & Services           9.2%
Short-Term Investments                   8.3%
Pharmaceuticals                          6.2%
Energy                                   4.4%
Telecommunications                       3.9%
Utilities                                2.9%
Health Services & Systems                2.1%
REITs                                    0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. General Electric Co.                1.8%

 2. Citigroup, Inc.                     1.8%

 3. Microsoft Corp.                     1.3%

 4. Pfizer, Inc.                        1.3%

 5. Cisco Systems, Inc.                 1.1%

 6. The Coca-Cola Co.                   1.1%

 7. Procter & Gamble Co.                1.1%

 8. Viacom, Inc., Class B               0.9%

 9. Wal-Mart Stores, Inc.               0.8%

10. U.S. Bancorp                        0.8%

Top 10 equity holdings comprised 12.0% of the Portfolio's market value of investments ($62,357 in thousands). As of December 31, 2003 the Fund held 546 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                   -------------------------------------------------
CLASS A SHARES
        Without Sales Charge        20.52%      (0.53%)        1.42%          8.06%
           With Sales Charge*       13.56%      (2.48%)        0.23%          7.42%
                                   -------------------------------------------------
CLASS B SHARES
                Without CDSC        19.95%      (0.69%)        1.33%          8.01%
                   With CDSC**      14.95%      (1.55%)        1.01%          8.01%
                                   -------------------------------------------------
CLASS C SHARES
                Without CDSC        20.01%      (0.67%)        1.34%          8.01%
                   With CDSC***     19.01%      (0.67%)        1.34%          8.01%
                                   -------------------------------------------------
INSTITUTIONAL SHARES                21.20%      (0.13%)        1.79%          8.41%
                                   -------------------------------------------------
SELECT SHARES                       20.90%      (0.42%)        1.49%          8.09%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the 10 year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

            JPMORGAN DIVERSIFIED FUND
              (INSTITUTIONAL SHARES)     DIVERSIFIED BENCHMARK     S&P 500 INDEX    LIPPER BALANCED FUNDS INDEX
Dec-1993          $ 3,000,000.00             $ 3,000,000.00       $  3,000,000.00          $ 3,000,000.00
Jan-1994          $ 3,101,100.00             $ 3,095,400.00       $  3,102,000.00          $ 3,078,600.00
Feb-1994          $ 3,035,666.79             $ 3,032,563.38       $  3,017,935.80          $ 3,018,259.44
Mar-1994          $ 2,928,507.75             $ 2,919,752.02       $  2,886,353.80          $ 2,908,696.62
Apr-1994          $ 2,961,307.04             $ 2,944,569.91       $  2,923,299.13          $ 2,915,095.75
May-1994          $ 2,982,036.19             $ 2,966,948.65       $  2,971,241.23          $ 2,937,541.99
Jun-1994          $ 2,946,251.75             $ 2,928,081.62       $  2,898,445.82          $ 2,886,428.76
Jul-1994          $ 3,017,551.05             $ 3,001,869.28       $  2,993,514.85          $ 2,951,662.05
Aug-1994          $ 3,088,463.50             $ 3,079,017.32       $  3,116,248.95          $ 3,025,453.60
Sep-1994          $ 3,033,797.69             $ 3,014,357.95       $  3,039,900.86          $ 2,970,995.44
Oct-1994          $ 3,067,169.47             $ 3,058,066.14       $  3,108,298.62          $ 2,980,205.52
Nov-1994          $ 2,994,477.55             $ 2,978,862.23       $  2,995,156.55          $ 2,910,766.74
Dec-1994          $ 3,027,716.25             $ 3,014,012.80       $  3,039,484.87          $ 2,938,710.10
Jan-1995          $ 3,073,737.54             $ 3,063,744.01       $  3,118,207.53          $ 2,975,150.10
Feb-1995          $ 3,159,802.19             $ 3,153,818.09       $  3,239,817.62          $ 3,061,726.97
Mar-1995          $ 3,230,581.76             $ 3,229,825.10       $  3,335,392.24          $ 3,115,919.54
Apr-1995          $ 3,304,239.02             $ 3,308,955.82       $  3,433,786.31          $ 3,174,498.82
May-1995          $ 3,411,626.79             $ 3,421,460.32       $  3,571,137.77          $ 3,276,082.79
Jun-1995          $ 3,457,683.75             $ 3,470,387.20       $  3,653,988.16          $ 3,334,069.45
Jul-1995          $ 3,540,668.16             $ 3,555,411.69       $  3,775,300.57          $ 3,404,418.32
Aug-1995          $ 3,555,893.04             $ 3,562,878.05       $  3,784,738.82          $ 3,430,972.78
Sep-1995          $ 3,647,990.67             $ 3,661,569.77       $  3,944,454.80          $ 3,512,973.03
Oct-1995          $ 3,644,707.47             $ 3,657,175.89       $  3,930,254.76          $ 3,504,190.60
Nov-1995          $ 3,765,347.29             $ 3,775,302.67       $  4,102,792.95          $ 3,613,170.92
Dec-1995          $ 3,840,277.70             $ 3,849,676.13       $  4,181,976.85          $ 3,669,897.71
Jan-1996          $ 3,917,467.28             $ 3,928,594.49       $  4,324,164.06          $ 3,736,322.86
Feb-1996          $ 3,934,312.39             $ 3,928,987.35       $  4,364,378.79          $ 3,738,191.02
Mar-1996          $ 3,954,377.39             $ 3,949,418.09       $  4,406,276.83          $ 3,752,396.14
Apr-1996          $ 3,981,267.15             $ 3,987,332.50       $  4,471,049.10          $ 3,777,161.96
May-1996          $ 4,018,292.94             $ 4,037,572.89       $  4,586,402.16          $ 3,815,689.01
Jun-1996          $ 4,042,000.87             $ 4,060,990.81       $  4,603,830.49          $ 3,828,280.78
Jul-1996          $ 3,944,588.64             $ 3,948,907.47       $  4,400,341.18          $ 3,729,893.97
Aug-1996          $ 3,984,823.45             $ 3,997,873.92       $  4,493,188.38          $ 3,788,826.29
Sep-1996          $ 4,127,878.61             $ 4,154,590.58       $  4,746,154.89          $ 3,929,391.75
Oct-1996          $ 4,208,372.24             $ 4,240,590.60       $  4,877,148.76          $ 4,012,694.85
Nov-1996          $ 4,415,003.32             $ 4,453,892.31       $  5,245,861.21          $ 4,199,686.43
Dec-1996          $ 4,365,555.28             $ 4,391,983.21       $  5,141,993.16          $ 4,149,290.20
Jan-1997          $ 4,474,694.17             $ 4,527,695.49       $  5,463,367.73          $ 4,277,503.26
Feb-1997          $ 4,500,199.92             $ 4,552,145.04       $  5,505,982.00          $ 4,293,330.02
Mar-1997          $ 4,387,244.90             $ 4,433,789.27       $  5,279,686.14          $ 4,168,394.12
Apr-1997          $ 4,518,423.53             $ 4,596,509.34       $  5,594,883.40          $ 4,293,862.78
May-1997          $ 4,726,271.01             $ 4,802,432.96       $  5,935,611.80          $ 4,469,911.16
Jun-1997          $ 4,879,402.19             $ 4,967,156.41       $  6,201,527.21          $ 4,617,865.22
Jul-1997          $ 5,134,594.92             $ 5,234,886.14       $  6,695,168.77          $ 4,881,083.53
Aug-1997          $ 4,955,911.02             $ 5,031,249.07       $  6,320,239.32          $ 4,726,353.19
Sep-1997          $ 5,127,881.13             $ 5,239,542.78       $  6,666,588.44          $ 4,914,934.68
Oct-1997          $ 5,026,861.88             $ 5,127,416.56       $  6,443,924.38          $ 4,825,482.87
Nov-1997          $ 5,127,901.80             $ 5,253,038.27       $  6,742,278.08          $ 4,914,271.75
Dec-1997          $ 5,190,462.20             $ 5,326,055.50       $  6,858,245.26          $ 4,991,917.25
Jan-1998          $ 5,266,762.00             $ 5,402,750.70       $  6,934,371.79          $ 5,027,359.86
Feb-1998          $ 5,475,852.45             $ 5,650,736.96       $  7,434,339.99          $ 5,226,946.04
Mar-1998          $ 5,632,461.83             $ 5,833,255.76       $  7,814,978.20          $ 5,386,890.59
Apr-1998          $ 5,689,349.69             $ 5,879,921.81       $  7,893,909.48          $ 5,424,598.83
May-1998          $ 5,673,419.51             $ 5,834,646.41       $  7,758,134.24          $ 5,369,810.38
Jun-1998          $ 5,778,945.11             $ 5,979,345.64       $  8,073,114.49          $ 5,468,614.89
Jul-1998          $ 5,750,628.28             $ 5,942,273.70       $  7,987,539.47          $ 5,404,632.10
Aug-1998          $ 5,249,173.50             $ 5,419,353.61       $  6,832,541.27          $ 4,938,752.81
Sep-1998          $ 5,425,020.81             $ 5,641,005.17       $  7,270,507.16          $ 5,152,106.93
Oct-1998          $ 5,691,389.33             $ 5,936,593.85       $  7,861,599.39          $ 5,344,795.73
Nov-1998          $ 5,937,257.35             $ 6,174,651.26       $  8,338,012.32          $ 5,540,415.25
Dec-1998          $ 6,156,342.15             $ 6,402,495.89       $  8,818,281.83          $ 5,744,856.58
Jan-1999          $ 6,262,846.87             $ 6,558,716.79       $  9,186,886.01          $ 5,836,774.28
Feb-1999          $ 6,072,456.32             $ 6,380,975.56       $  8,901,173.85          $ 5,696,691.70
Mar-1999          $ 6,254,022.76             $ 6,556,452.39       $  9,257,220.81          $ 5,837,399.98
Apr-1999          $ 6,494,177.24             $ 6,740,033.06       $  9,615,475.25          $ 6,028,866.70
May-1999          $ 6,361,046.61             $ 6,603,884.39       $  9,388,550.04          $ 5,936,022.16
Jun-1999          $ 6,575,413.88             $ 6,821,152.19       $  9,909,614.56          $ 6,099,856.37
Jul-1999          $ 6,490,591.04             $ 6,715,424.33       $  9,600,434.59          $ 5,985,789.05
Aug-1999          $ 6,467,873.97             $ 6,691,248.80       $  9,552,432.41          $ 5,922,938.27
Sep-1999          $ 6,414,190.61             $ 6,630,358.44       $  9,290,695.77          $ 5,847,124.66
Oct-1999          $ 6,616,237.62             $ 6,880,985.99       $  9,878,796.81          $ 6,016,691.27
Nov-1999          $ 6,746,577.50             $ 6,989,705.57       $ 10,079,336.38          $ 6,081,671.54
Dec-1999          $ 7,033,307.04             $ 7,279,079.38       $ 10,673,009.30          $ 6,261,689.02
Jan-2000          $ 6,808,241.22             $ 7,031,590.68       $ 10,137,224.23          $ 6,104,520.62
Feb-2000          $ 6,892,663.41             $ 7,044,950.70       $  9,945,630.69          $ 6,089,869.77
Mar-2000          $ 7,220,754.19             $ 7,448,626.37       $ 10,918,313.37          $ 6,448,563.10
Apr-2000          $ 6,976,692.70             $ 7,271,349.07       $ 10,589,672.14          $ 6,330,554.40
May-2000          $ 6,821,810.12             $ 7,160,824.56       $ 10,372,583.86          $ 6,271,047.19
Jun-2000          $ 7,028,510.97             $ 7,352,018.58       $ 10,627,749.43          $ 6,371,383.94
Jul-2000          $ 6,948,385.94             $ 7,277,763.19       $ 10,461,956.53          $ 6,354,181.21
Aug-2000          $ 7,212,424.61             $ 7,572,512.60       $ 11,111,644.04          $ 6,637,577.69
Sep-2000          $ 6,957,826.02             $ 7,339,279.21       $ 10,524,949.23          $ 6,498,188.56
Oct-2000          $ 6,929,298.93             $ 7,312,123.88       $ 10,480,744.44          $ 6,492,340.19
Nov-2000          $ 6,623,023.92             $ 7,004,283.46       $  9,654,861.78          $ 6,256,668.24
Dec-2000          $ 6,754,159.79             $ 7,111,449.00       $  9,702,170.60          $ 6,412,459.28
Jan-2001          $ 6,946,653.35             $ 7,294,213.24       $ 10,046,597.66          $ 6,548,403.41
Feb-2001          $ 6,556,946.09             $ 6,901,784.57       $  9,130,347.95          $ 6,294,325.36
Mar-2001          $ 6,285,488.52             $ 6,631,234.61       $  8,551,483.89          $ 6,091,018.65
Apr-2001          $ 6,592,848.91             $ 6,950,197.00       $  9,215,934.19          $ 6,346,841.44
May-2001          $ 6,647,569.56             $ 6,971,047.59       $  9,277,680.95          $ 6,403,328.32
Jun-2001          $ 6,558,492.13             $ 6,869,270.29       $  9,052,233.30          $ 6,305,357.40
Jul-2001          $ 6,528,978.91             $ 6,865,835.66       $  8,963,521.42          $ 6,300,943.65
Aug-2001          $ 6,320,051.59             $ 6,644,755.75       $  8,402,404.98          $ 6,121,366.76
Sep-2001          $ 5,932,632.43             $ 6,300,557.40       $  7,724,330.90          $ 5,826,929.02
Oct-2001          $ 6,076,795.39             $ 6,434,759.27       $  7,871,865.62          $ 5,924,238.73
Nov-2001          $ 6,339,920.63             $ 6,699,227.88       $  8,475,637.71          $ 6,160,023.43
Dec-2001          $ 6,380,496.13             $ 6,732,054.10       $  8,550,223.32          $ 6,204,375.60
Jan-2002          $ 6,279,684.29             $ 6,661,367.53       $  8,425,390.06          $ 6,149,777.10
Feb-2002          $ 6,224,423.07             $ 6,616,070.23       $  8,262,780.03          $ 6,107,958.61
Mar-2002          $ 6,376,298.99             $ 6,758,977.35       $  8,573,460.56          $ 6,241,722.90
Apr-2002          $ 6,204,138.92             $ 6,596,761.89       $  8,053,908.85          $ 6,091,921.55
May-2002          $ 6,188,628.57             $ 6,590,824.80       $  7,994,309.92          $ 6,088,875.59
Jun-2002          $ 5,894,668.71             $ 6,327,850.89       $  7,425,115.06          $ 5,828,880.61
Jul-2002          $ 5,573,409.27             $ 6,006,396.07       $  6,845,956.08          $ 5,529,859.03
Aug-2002          $ 5,634,716.77             $ 6,061,654.91       $  6,891,139.39          $ 5,586,816.58
Sep-2002          $ 5,248,738.67             $ 5,674,921.33       $  6,142,072.54          $ 5,253,283.63
Oct-2002          $ 5,505,401.99             $ 5,961,504.86       $  6,682,574.93          $ 5,472,345.56
Nov-2002          $ 5,726,168.61             $ 6,186,849.74       $  7,076,178.59          $ 5,694,522.79
Dec-2002          $ 5,550,947.85             $ 6,011,761.89       $  6,660,806.91          $ 5,540,770.67
Jan-2003          $ 5,442,704.37             $ 5,901,145.47       $  6,486,293.76          $ 5,532,459.51
Feb-2003          $ 5,401,339.81             $ 5,865,738.60       $  6,388,999.36          $ 5,490,966.07
Mar-2003          $ 5,412,682.63             $ 5,883,922.39       $  6,450,972.65          $ 5,513,479.03
Apr-2003          $ 5,733,654.71             $ 6,228,720.24       $  6,982,532.80          $ 5,811,758.24
May-2003          $ 5,992,815.90             $ 6,497,178.08       $  7,350,512.28          $ 6,068,637.96
Jun-2003          $ 6,039,559.86             $ 6,555,652.69       $  7,444,598.83          $ 6,114,759.61
Jul-2003          $ 6,005,870.23             $ 6,566,141.73       $  7,575,623.77          $ 6,128,823.55
Aug-2003          $ 6,112,893.15             $ 6,673,169.84       $  7,723,348.44          $ 6,232,400.67
Sep-2003          $ 6,155,233.35             $ 6,714,543.50       $  7,641,480.94          $ 6,240,502.79
Oct-2003          $ 6,382,539.64             $ 6,948,881.06       $  8,073,988.76          $ 6,446,439.39
Nov-2003          $ 6,453,016.67             $ 7,010,726.10       $  8,145,039.87          $ 6,503,812.70
Dec-2003          $ 6,712,650.00             $ 7,285,547.00       $  8,571,840.00          $ 6,736,649.00

Source: Lipper Analytical Services. Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 9/10/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Diversified Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan Diversified Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, B, and C Shares prior to 3/24/03 (offering date of the Class A, B, and C Shares) are calculated using the historical expenses of the Select Shares which are lower than the expenses of the Class A, B, and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Diversified Fund, Diversified Benchmark. S&P 500 Index, and Lipper Balanced Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Diversified Benchmark comprises of 52% of the S&P 500 Index, 3% of the Russell 2000 Index, 35% of the Citigroup Broad Investment Grade Bond Index and 10% of the MSCI EAFE Index. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Balanced Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN EQUITY GROWTH FUND

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                    FUND FACTS
                                    Fund Inception                     3/29/1988
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 12/31/2003
                                    (In Millions)                          $70.3
                                    Primary Benchmark               RUSSELL 1000
                                                                    GROWTH INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Equity Growth Fund, which seeks to provide capital appreciation
   (producing current income is a secondary objective), returned 20.75% for the year ended December 31, 2003. This compares to the 29.7% return of its benchmark index, the Russell 1000(R) Growth Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: The Fund's large cap, quality, growth bias was a key factor in our relative underperformance. For example, the Fund was overweight Dell, which provides personal computers, laptops, servers and the further commoditization of technology hardware. We believed Dell was reasonably valued (for technology) and showed good growth characteristics. But despite a 27% rise in the company's stock price, Dell underperformed our benchmark and the technology hardware sector.

   The Fund was roughly 2% overweight the Pharmaceuticals sector and within it, our top performers were Amgen, Teva Pharmaceutical, and Gilead Sciences. Medimmune detracted from the sector's performance.

   Our Capital Markets holdings contributed to performance, largely on the strength of Goldman Sachs, Legg Mason and American Express. Goldman posted higher earnings that exceeded consensus estimates. American Express benefited from core franchise building and effective expense management.

   The Retail sector was almost 3% underweight, detracting from performance. The Fund did not hold some heavyweights (Home Depot and Target Corp) that outperformed. However, we did maintain an overweight position in Wal-Mart, reflecting our belief that consumer spending would remain challenged. Wal-Mart's heavy exposure to food and its status as the low cost provider offered defensive positioning.

   The Software Services and Systems Hardware sectors detracted. Because of overweight positions in defensive names (Dell, IBM and Microsoft), we were negatively affected by investor preference for more aggressive names such as Sun Microsystems.

Q: HOW WAS THE FUND MANAGED?

A: We started 2003 cautiously positioned for growth. We were overweight in Technology and Consumer Staples with holdings in Microsoft, Intel, IBM, Colgate, Procter and Gamble and Coca-Cola.

   In mid-May 2003, investors came to believe that a stronger, broad-based economic recovery was upon us. In response, they bid up stocks providing the most exposure to economic and financial leverage. Most of these companies had low price, low market capitalization, low quality, low return on equity, and high beta (beta is a measure of market volatility). Because we held positions in stocks with the opposite characteristics, the Fund performed poorly relative to its benchmark.

   In October 2003, the market began to move its focus from "low quality" to larger cap "quality" and market leading mid-cap ($5 billion and more) growth stocks. Unfortunately, the Fund's large cap, quality holdings did not perform (Colgate, Microsoft, Medtronic) and our mid-cap growth stocks stumbled out of the gate (Weight Watchers, Take-Two Interactive Software, InteractiveCorp).

   As we begin 2004, we have reduced, but not eliminated, our size bias. We have maintained our quality biases. Each mid-cap position added to the Fund represents a compelling value on either an absolute or relative basis.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                              34.2%
Consumer Goods & Services               23.9%
Pharmaceuticals                         17.6%
Finance & Insurance                      9.9%
Industrial Products & Services           9.8%
Health Services & Systems                3.0%
Telecommunications                       0.9%
Short-Term Investments                   0.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Intel Corp.                         5.6%

 2. Cisco Systems, Inc.                 4.6%

 3. Johnson & Johnson                   4.2%

 4. General Electric Co.                4.1%

 5. Pfizer, Inc.                        4.0%

 6. Microsoft Corp.                     3.7%

 7. InterActive Corp.                   3.7%

 8. Wal-Mart Stores, Inc.               3.6%

 9. Gilead Sciences, Inc.               3.4%

10. Weight Watchers
    International, Inc.                 3.2%

Top 10 equity holdings comprised 40.1% of the Portfolio's market value of investments ($28,323 in thousands). As of December 31, 2003 the Fund held 49 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                   -------------------------------------------------
CLASS A SHARES
        Without Sales Charge       20.51%       (11.21%)      (6.86%)         7.39%
           With Sales Charge*      13.56%       (12.95%)      (7.95%)         6.76%

CLASS B SHARES
                Without CDSC       19.57%       (11.81%)      (7.23%)         7.17%
                   With CDSC**     14.57%       (12.63%)      (7.52%)         7.17%

CLASS C SHARES
                Without CDSC       19.59%       (11.83%)      (7.25%)         7.17%
                   With CDSC***    18.59%       (11.83%)      (7.25%)         7.17%

SELECT SHARES                      20.75%       (11.00%)      (6.63%)         7.54%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the 5 year period and 0% CDSC for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

             JPMORGAN EQUITY GROWTH FUND
                   (SELECT SHARES)           RUSSELL 1000 GROWTH INDEX      LIPPER LARGE-CAP GROWTH FUNDS INDEX
Dec-1993            $ 1,000,000.00                $ 1,000,000.00                       $ 1,000,000.00
Jan-1994            $ 1,024,200.00                $ 1,023,100.00                       $ 1,021,400.00
Feb-1994            $ 1,012,933.80                $ 1,004,479.58                       $ 1,003,116.94
Mar-1994            $   966,136.26                $   955,963.22                       $   956,772.94
Apr-1994            $   962,368.33                $   960,456.24                       $   961,078.42
May-1994            $   970,933.41                $   974,959.13                       $   976,743.99
Jun-1994            $   954,815.91                $   946,197.84                       $   955,939.35
Jul-1994            $   981,168.83                $   978,557.80                       $   986,433.81
Aug-1994            $ 1,016,098.44                $ 1,033,063.47                       $ 1,039,109.38
Sep-1994            $   998,926.38                $ 1,018,910.50                       $ 1,024,250.11
Oct-1994            $ 1,015,608.45                $ 1,042,956.79                       $ 1,048,115.14
Nov-1994            $   983,921.46                $ 1,009,582.17                       $ 1,013,736.96
Dec-1994            $   990,907.31                $ 1,026,543.16                       $ 1,031,274.61
Jan-1995            $ 1,000,618.20                $ 1,048,408.52                       $ 1,056,850.22
Feb-1995            $ 1,032,337.79                $ 1,092,336.84                       $ 1,098,067.38
Mar-1995            $ 1,059,694.75                $ 1,124,233.08                       $ 1,132,546.70
Apr-1995            $ 1,071,563.33                $ 1,148,853.78                       $ 1,161,992.91
May-1995            $ 1,097,923.78                $ 1,188,948.78                       $ 1,203,592.26
Jun-1995            $ 1,148,428.28                $ 1,234,842.20                       $ 1,249,689.84
Jul-1995            $ 1,200,566.92                $ 1,286,211.64                       $ 1,289,554.95
Aug-1995            $ 1,201,647.43                $ 1,287,626.47                       $ 1,285,299.42
Sep-1995            $ 1,220,993.96                $ 1,346,986.05                       $ 1,348,793.21
Oct-1995            $ 1,214,034.29                $ 1,347,928.94                       $ 1,359,583.55
Nov-1995            $ 1,243,535.32                $ 1,400,363.38                       $ 1,408,528.56
Dec-1995            $ 1,246,768.52                $ 1,408,345.45                       $ 1,424,444.94
Jan-1996            $ 1,281,678.03                $ 1,455,525.02                       $ 1,478,858.73
Feb-1996            $ 1,309,105.94                $ 1,482,161.13                       $ 1,492,316.35
Mar-1996            $ 1,314,996.92                $ 1,484,087.94                       $ 1,486,048.62
Apr-1996            $ 1,357,471.32                $ 1,523,119.45                       $ 1,515,026.57
May-1996            $ 1,394,530.29                $ 1,576,276.32                       $ 1,570,779.54
Jun-1996            $ 1,373,612.33                $ 1,578,483.11                       $ 1,590,414.29
Jul-1996            $ 1,289,821.98                $ 1,485,984.00                       $ 1,517,096.19
Aug-1996            $ 1,328,516.64                $ 1,524,322.38                       $ 1,539,549.21
Sep-1996            $ 1,400,522.24                $ 1,635,293.05                       $ 1,646,393.93
Oct-1996            $ 1,423,630.86                $ 1,645,104.81                       $ 1,682,120.68
Nov-1996            $ 1,519,298.85                $ 1,768,652.18                       $ 1,807,775.09
Dec-1996            $ 1,502,586.57                $ 1,733,986.60                       $ 1,766,015.49
Jan-1997            $ 1,636,917.81                $ 1,855,539.06                       $ 1,904,294.50
Feb-1997            $ 1,642,319.64                $ 1,842,921.39                       $ 1,920,290.57
Mar-1997            $ 1,551,992.06                $ 1,743,219.35                       $ 1,829,076.77
Apr-1997            $ 1,678,789.81                $ 1,858,969.11                       $ 1,976,683.27
May-1997            $ 1,786,735.99                $ 1,993,186.68                       $ 2,093,900.58
Jun-1997            $ 1,864,637.68                $ 2,072,914.15                       $ 2,200,061.34
Jul-1997            $ 2,029,098.72                $ 2,256,159.76                       $ 2,374,306.20
Aug-1997            $ 1,897,410.22                $ 2,124,174.41                       $ 2,216,414.84
Sep-1997            $ 2,018,844.47                $ 2,228,683.80                       $ 2,329,452.00
Oct-1997            $ 1,944,147.22                $ 2,146,222.49                       $ 2,259,335.49
Nov-1997            $ 2,030,661.78                $ 2,237,436.95                       $ 2,382,017.41
Dec-1997            $ 2,061,324.77                $ 2,262,496.24                       $ 2,411,316.22
Jan-1998            $ 2,109,147.50                $ 2,330,144.88                       $ 2,492,336.45
Feb-1998            $ 2,240,758.31                $ 2,505,371.78                       $ 2,665,553.83
Mar-1998            $ 2,327,251.58                $ 2,605,336.11                       $ 2,803,362.96
Apr-1998            $ 2,367,047.58                $ 2,641,289.75                       $ 2,826,911.21
May-1998            $ 2,340,063.24                $ 2,566,277.12                       $ 2,770,090.30
Jun-1998            $ 2,520,014.10                $ 2,723,589.91                       $ 2,967,597.73
Jul-1998            $ 2,506,154.02                $ 2,705,614.21                       $ 2,965,817.18
Aug-1998            $ 2,140,004.92                $ 2,299,501.52                       $ 2,579,964.36
Sep-1998            $ 2,287,451.26                $ 2,476,103.24                       $ 2,752,563.98
Oct-1998            $ 2,464,271.24                $ 2,675,181.94                       $ 2,983,504.09
Nov-1998            $ 2,642,191.63                $ 2,878,763.28                       $ 3,185,487.32
Dec-1998            $ 2,914,073.14                $ 3,138,427.73                       $ 3,427,902.91
Jan-1999            $ 3,145,159.14                $ 3,322,653.44                       $ 3,637,347.77
Feb-1999            $ 3,004,885.05                $ 3,170,808.18                       $ 3,494,763.74
Mar-1999            $ 3,162,942.00                $ 3,337,909.77                       $ 3,663,910.31
Apr-1999            $ 3,071,532.98                $ 3,342,249.05                       $ 3,656,948.88
May-1999            $ 3,011,330.93                $ 3,239,642.01                       $ 3,550,531.66
Jun-1999            $ 3,258,862.33                $ 3,466,416.95                       $ 3,804,749.73
Jul-1999            $ 3,172,502.48                $ 3,356,184.89                       $ 3,684,519.64
Aug-1999            $ 3,180,750.99                $ 3,410,890.70                       $ 3,735,734.46
Sep-1999            $ 3,140,037.37                $ 3,339,262.00                       $ 3,672,226.98
Oct-1999            $ 3,372,714.14                $ 3,591,376.28                       $ 3,926,345.08
Nov-1999            $ 3,516,391.77                $ 3,784,951.46                       $ 4,094,392.65
Dec-1999            $ 3,841,658.00                $ 4,178,586.41                       $ 4,397,377.71
Jan-2000            $ 3,686,070.85                $ 3,982,610.71                       $ 4,104,512.35
Feb-2000            $ 3,897,651.32                $ 4,177,360.37                       $ 4,190,707.11
Mar-2000            $ 4,110,463.08                $ 4,476,459.37                       $ 4,578,347.52
Apr-2000            $ 3,925,903.29                $ 4,263,379.91                       $ 4,351,719.32
May-2000            $ 3,585,134.89                $ 4,048,505.56                       $ 4,174,169.17
Jun-2000            $ 3,915,325.81                $ 4,355,382.28                       $ 4,511,024.62
Jul-2000            $ 3,799,823.70                $ 4,173,762.84                       $ 4,310,284.03
Aug-2000            $ 4,073,411.00                $ 4,551,488.38                       $ 4,559,849.47
Sep-2000            $ 3,569,937.40                $ 4,120,917.58                       $ 4,114,808.16
Oct-2000            $ 3,388,227.59                $ 3,925,998.18                       $ 4,007,823.15
Nov-2000            $ 2,996,209.66                $ 3,347,306.04                       $ 3,581,791.55
Dec-2000            $ 2,933,588.88                $ 3,241,531.17                       $ 3,426,699.98
Jan-2001            $ 3,080,268.32                $ 3,465,520.98                       $ 3,524,360.93
Feb-2001            $ 2,643,178.25                $ 2,877,075.52                       $ 3,110,248.52
Mar-2001            $ 2,391,019.04                $ 2,564,049.70                       $ 2,830,015.13
Apr-2001            $ 2,666,942.64                $ 2,888,401.99                       $ 3,083,018.48
May-2001            $ 2,631,739.00                $ 2,845,942.48                       $ 3,090,417.72
Jun-2001            $ 2,596,473.69                $ 2,779,916.61                       $ 3,048,388.04
Jul-2001            $ 2,550,256.46                $ 2,710,418.70                       $ 3,040,462.23
Aug-2001            $ 2,363,067.64                $ 2,488,706.45                       $ 2,836,143.17
Sep-2001            $ 2,120,144.28                $ 2,240,333.54                       $ 2,645,837.96
Oct-2001            $ 2,231,663.87                $ 2,357,951.05                       $ 2,743,204.80
Nov-2001            $ 2,377,168.36                $ 2,584,550.15                       $ 2,986,252.75
Dec-2001            $ 2,380,020.96                $ 2,579,639.51                       $ 2,990,732.13
Jan-2002            $ 2,351,222.71                $ 2,533,979.89                       $ 2,985,946.95
Feb-2002            $ 2,280,921.15                $ 2,428,819.72                       $ 2,897,861.52
Mar-2002            $ 2,322,205.82                $ 2,512,856.88                       $ 2,966,830.62
Apr-2002            $ 2,107,169.56                $ 2,307,807.76                       $ 2,754,405.55
May-2002            $ 2,070,294.09                $ 2,251,958.81                       $ 2,700,970.08
Jun-2002            $ 1,875,272.39                $ 2,043,652.62                       $ 2,484,352.28
Jul-2002            $ 1,787,322.11                $ 1,931,251.73                       $ 2,365,103.37
Aug-2002            $ 1,799,833.37                $ 1,937,045.48                       $ 2,380,003.52
Sep-2002            $ 1,598,072.05                $ 1,736,173.87                       $ 2,133,673.16
Oct-2002            $ 1,768,746.14                $ 1,895,381.01                       $ 2,331,037.93
Nov-2002            $ 1,859,659.70                $ 1,998,300.20                       $ 2,444,093.27
Dec-2002            $ 1,712,560.61                $ 1,860,217.66                       $ 2,285,227.20
Jan-2003            $ 1,665,978.96                $ 1,815,014.37                       $ 2,227,868.00
Feb-2003            $ 1,658,648.66                $ 1,806,665.30                       $ 2,221,184.40
Mar-2003            $ 1,705,920.14                $ 1,840,269.28                       $ 2,266,274.44
Apr-2003            $ 1,827,040.47                $ 1,976,265.18                       $ 2,418,114.83
May-2003            $ 1,886,053.88                $ 2,074,880.81                       $ 2,496,945.37
Jun-2003            $ 1,892,655.07                $ 2,103,514.16                       $ 2,542,389.78
Jul-2003            $ 1,932,590.09                $ 2,155,891.67                       $ 2,575,695.08
Aug-2003            $ 1,958,486.80                $ 2,209,573.37                       $ 2,620,512.18
Sep-2003            $ 1,908,153.69                $ 2,185,930.93                       $ 2,612,388.59
Oct-2003            $ 2,009,285.83                $ 2,308,780.25                       $ 2,729,684.84
Nov-2003            $ 2,024,154.55                $ 2,333,022.44                       $ 2,753,160.13
Dec-2003            $ 2,068,553.00                $ 2,413,745.00                       $ 2,871,821.00

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/13/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Growth Fund, formerly Chase Equity Growth Fund, is the successor to the AVESTA Trust Equity Growth Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Growth Fund, Russell 1000 Growth Index, and Lipper Large-Cap Growth Funds Index from December 31, 1993 to December 31, 2003. The performance of the fund assumes reinvestment of all dividend and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN EQUITY INCOME FUND

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                    FUND FACTS
                                    Fund Inception                     3/29/1988
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 12/31/2003
                                    (In Millions)                          $66.5
                                    Primary Benchmark               RUSSELL 1000
                                                                     VALUE INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan Equity Income Fund, which seeks to invest in securities that provide both capital appreciation and current income, rose 23.38% (Class A shares, without sales charge) during the year ended December 31, 2003. This compares with a 30.0% return from the Russell 1000(R) Value Index, the Fund's benchmark.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Against a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial tax cuts and evidence of a strong recovery, 2003 turned out to be a strong year for equities. Despite the Fund's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that have been the driving force behind the rally. Additionally, the Fund's investment approach of owning high dividend yielding stocks also restrained performance as the anticipated outperformance of these stocks following the passage of the dividend tax reduction bill failed to materialize.

   The primary detractors from the Fund's relative performance were the portfolio's Telecom holdings. Within the sector, investors rotated out of the regulated wireline players, where the portfolio is overweight, and into the wireless names, where the portfolio is underweight. Additionally, the Fund's Consumer Discretionary and Information Technology holdings, which rose sharply during the period, underperformed their benchmark peer group.

   There were some bright spots in the Fund's performance during the year, particularly in the Energy sector where the portfolio manager was able to add value. In particular, an overweight position in oil stocks such as ChevronTexaco and ConocoPhilips aided the Fund's performance.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio manager's focus remains on stock selection, believing that quality companies trading at attractive valuations will outperform in the long-term. The Fund continues to invest only in stocks that have above average dividend yields. The portfolio manager sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                     33.6%
Energy                                  13.0%
Consumer Goods & Services               12.5%
Utilities                               11.8%
REITs                                    8.3%
Telecommunications                       7.7%
Industrial Products & Services           7.4%
Technology                               3.3%
Short-Term Investments                   1.3%
Pharmaceuticals                          1.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. ExxonMobil Corp.                    4.5%

 2. Citigroup, Inc.                     3.8%

 3. ChevronTexaco Corp.                 3.2%

 4. Bank of America Corp.               3.2%

 5. Altria Group, Inc.                  2.9%

 6. ConocoPhillips                      2.6%

 7. Verizon
    Communications, Inc.                2.4%

 8. Alltel Corp.                        2.4%

 9. SunTrust Banks, Inc.                2.3%

10. Chubb Corp.                         2.1%

Top 10 equity holdings comprised 29.4% of the Portfolio's market value of investments ($19,449 in thousands). As of December 31, 2003 the Fund held 79 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                   -------------------------------------------------
CLASS A SHARES
        Without Sales Charge       23.38%       (5.40%)       (1.76%)         8.71%
           With Sales Charge*      16.28%       (7.25%)       (2.91%)         8.06%

CLASS B SHARES
                Without CDSC       22.70%       (5.86%)       (2.05%)         8.55%
                   With CDSC**     17.70%       (6.76%)       (2.31%)         8.55%

CLASS C SHARES
                Without CDSC       22.72%       (5.86%)       (2.05%)         8.55%
                   With CDSC***    21.72%       (5.86%)       (2.05%)         8.55%

SELECT SHARES                      23.76%       (5.07%)       (1.44%)         8.89%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

             JPMORGAN EQUITY INCOME FUND
                   (SELECT SHARES)           RUSSELL 1000 VALUE INDEX     LIPPER EQUITY INCOME FUNDS INDEX
Dec-1993            $ 1,000,000.00                $ 1,000,000.00                   $ 1,000,000.00
Jan-1994            $ 1,036,700.00                $ 1,037,800.00                   $ 1,031,200.00
Feb-1994            $ 1,001,037.52                $ 1,002,307.24                   $ 1,005,626.24
Mar-1994            $   962,197.26                $   965,021.41                   $   965,401.19
Apr-1994            $   963,255.68                $   983,549.82                   $   978,047.95
May-1994            $   968,649.91                $   994,860.64                   $   989,197.69
Jun-1994            $   955,670.00                $   970,983.99                   $   974,656.49
Jul-1994            $   983,766.70                $ 1,001,181.59                   $ 1,002,141.80
Aug-1994            $ 1,002,163.14                $ 1,029,915.50                   $ 1,035,513.12
Sep-1994            $   969,191.97                $   995,722.31                   $ 1,015,941.92
Oct-1994            $   992,452.58                $ 1,009,562.85                   $ 1,021,428.01
Nov-1994            $   949,777.12                $   968,776.51                   $   983,226.60
Dec-1994            $   966,493.20                $   979,917.44                   $   990,797.45
Jan-1995            $   986,499.61                $ 1,010,098.90                   $ 1,008,532.72
Feb-1995            $ 1,019,448.69                $ 1,049,997.80                   $ 1,041,007.47
Mar-1995            $ 1,047,483.53                $ 1,072,992.75                   $ 1,065,575.25
Apr-1995            $ 1,079,850.77                $ 1,106,899.33                   $ 1,091,149.06
May-1995            $ 1,112,246.30                $ 1,153,499.79                   $ 1,124,647.33
Jun-1995            $ 1,126,816.72                $ 1,169,072.03                   $ 1,139,605.14
Jul-1995            $ 1,174,368.39                $ 1,209,755.74                   $ 1,170,830.32
Aug-1995            $ 1,179,770.48                $ 1,226,813.30                   $ 1,185,231.54
Sep-1995            $ 1,228,848.93                $ 1,271,223.94                   $ 1,222,092.24
Oct-1995            $ 1,211,522.16                $ 1,258,638.82                   $ 1,204,738.53
Nov-1995            $ 1,256,348.48                $ 1,322,451.81                   $ 1,255,458.02
Dec-1995            $ 1,292,028.78                $ 1,355,645.35                   $ 1,286,467.83
Jan-1996            $ 1,321,745.44                $ 1,397,941.49                   $ 1,315,927.95
Feb-1996            $ 1,329,279.39                $ 1,408,565.84                   $ 1,325,534.22
Mar-1996            $ 1,353,073.49                $ 1,432,511.46                   $ 1,342,235.95
Apr-1996            $ 1,361,733.16                $ 1,437,955.00                   $ 1,354,584.52
May-1996            $ 1,385,018.80                $ 1,455,929.44                   $ 1,374,632.37
Jun-1996            $ 1,390,420.37                $ 1,457,094.18                   $ 1,376,694.32
Jul-1996            $ 1,333,691.22                $ 1,402,016.02                   $ 1,331,676.42
Aug-1996            $ 1,362,365.58                $ 1,442,113.68                   $ 1,361,772.30
Sep-1996            $ 1,426,669.24                $ 1,499,509.81                   $ 1,411,885.53
Oct-1996            $ 1,461,765.30                $ 1,557,540.84                   $ 1,445,206.02
Nov-1996            $ 1,549,178.87                $ 1,670,462.55                   $ 1,527,727.29
Dec-1996            $ 1,523,307.58                $ 1,649,080.63                   $ 1,517,949.83
Jan-1997            $ 1,618,818.97                $ 1,729,061.04                   $ 1,573,506.80
Feb-1997            $ 1,623,189.78                $ 1,754,478.23                   $ 1,595,221.19
Mar-1997            $ 1,564,917.26                $ 1,691,317.02                   $ 1,543,536.02
Apr-1997            $ 1,661,003.18                $ 1,762,352.33                   $ 1,589,533.40
May-1997            $ 1,745,216.05                $ 1,860,867.83                   $ 1,681,090.52
Jun-1997            $ 1,831,604.24                $ 1,940,699.06                   $ 1,744,635.74
Jul-1997            $ 1,969,890.36                $ 2,086,639.63                   $ 1,849,662.81
Aug-1997            $ 1,857,015.64                $ 2,012,355.26                   $ 1,790,473.60
Sep-1997            $ 1,942,809.77                $ 2,133,901.51                   $ 1,881,250.62
Oct-1997            $ 1,887,245.41                $ 2,074,365.66                   $ 1,826,129.97
Nov-1997            $ 1,959,526.91                $ 2,166,052.62                   $ 1,886,757.49
Dec-1997            $ 1,996,170.06                $ 2,229,301.36                   $ 1,930,341.59
Jan-1998            $ 2,013,935.97                $ 2,197,645.28                   $ 1,929,569.45
Feb-1998            $ 2,138,195.82                $ 2,345,546.81                   $ 2,033,766.20
Mar-1998            $ 2,232,917.90                $ 2,489,094.27                   $ 2,125,895.81
Apr-1998            $ 2,271,324.08                $ 2,505,771.20                   $ 2,124,832.86
May-1998            $ 2,226,351.87                $ 2,468,685.79                   $ 2,098,697.42
Jun-1998            $ 2,304,719.45                $ 2,500,284.97                   $ 2,115,696.87
Jul-1998            $ 2,277,523.76                $ 2,456,279.95                   $ 2,061,111.89
Aug-1998            $ 1,984,861.96                $ 2,090,785.50                   $ 1,812,541.79
Sep-1998            $ 2,118,641.66                $ 2,210,796.58                   $ 1,905,706.44
Oct-1998            $ 2,272,455.04                $ 2,382,133.32                   $ 2,018,333.69
Nov-1998            $ 2,406,529.89                $ 2,493,140.73                   $ 2,103,709.21
Dec-1998            $ 2,518,674.18                $ 2,577,907.52                   $ 2,157,564.16
Jan-1999            $ 2,530,260.08                $ 2,598,530.78                   $ 2,154,759.33
Feb-1999            $ 2,515,584.57                $ 2,561,891.49                   $ 2,114,896.28
Mar-1999            $ 2,585,014.71                $ 2,614,922.65                   $ 2,159,520.59
Apr-1999            $ 2,724,864.00                $ 2,859,156.42                   $ 2,312,846.56
May-1999            $ 2,664,099.54                $ 2,827,705.70                   $ 2,280,466.70
Jun-1999            $ 2,782,119.14                $ 2,909,709.17                   $ 2,352,301.41
Jul-1999            $ 2,720,912.52                $ 2,824,454.69                   $ 2,292,788.18
Aug-1999            $ 2,734,517.09                $ 2,719,667.42                   $ 2,239,366.22
Sep-1999            $ 2,638,262.08                $ 2,624,479.06                   $ 2,160,092.65
Oct-1999            $ 2,759,622.14                $ 2,775,649.05                   $ 2,232,887.77
Nov-1999            $ 2,777,835.65                $ 2,753,998.99                   $ 2,220,383.60
Dec-1999            $ 2,847,837.11                $ 2,767,218.19                   $ 2,247,916.36
Jan-2000            $ 2,779,773.80                $ 2,677,006.87                   $ 2,162,720.33
Feb-2000            $ 2,688,319.24                $ 2,478,105.26                   $ 2,040,959.17
Mar-2000            $ 2,923,816.01                $ 2,780,434.10                   $ 2,229,747.90
Apr-2000            $ 2,888,437.83                $ 2,748,181.07                   $ 2,212,801.81
May-2000            $ 2,843,089.36                $ 2,777,036.97                   $ 2,246,215.12
Jun-2000            $ 2,888,863.10                $ 2,650,126.38                   $ 2,197,921.50
Jul-2000            $ 2,846,396.81                $ 2,683,252.96                   $ 2,210,669.44
Aug-2000            $ 2,998,963.68                $ 2,832,441.82                   $ 2,340,214.67
Sep-2000            $ 2,851,414.67                $ 2,858,500.29                   $ 2,335,066.20
Oct-2000            $ 2,880,784.24                $ 2,928,819.40                   $ 2,384,102.59
Nov-2000            $ 2,717,155.69                $ 2,820,160.20                   $ 2,300,182.18
Dec-2000            $ 2,738,077.79                $ 2,961,450.22                   $ 2,415,421.30
Jan-2001            $ 2,750,399.14                $ 2,972,999.88                   $ 2,435,469.30
Feb-2001            $ 2,557,321.12                $ 2,890,350.48                   $ 2,354,124.63
Mar-2001            $ 2,413,855.41                $ 2,788,321.11                   $ 2,267,963.66
Apr-2001            $ 2,586,204.68                $ 2,924,948.84                   $ 2,385,670.98
May-2001            $ 2,590,083.99                $ 2,990,760.19                   $ 2,427,181.65
Jun-2001            $ 2,497,358.98                $ 2,924,365.32                   $ 2,366,987.55
Jul-2001            $ 2,511,344.19                $ 2,918,224.15                   $ 2,364,383.86
Aug-2001            $ 2,354,385.18                $ 2,801,203.36                   $ 2,286,359.19
Sep-2001            $ 2,206,765.23                $ 2,603,998.64                   $ 2,128,829.05
Oct-2001            $ 2,231,922.35                $ 2,581,604.26                   $ 2,139,686.07
Nov-2001            $ 2,376,104.54                $ 2,731,595.46                   $ 2,250,093.88
Dec-2001            $ 2,397,489.48                $ 2,796,061.12                   $ 2,289,695.53
Jan-2002            $ 2,356,012.91                $ 2,774,531.45                   $ 2,267,256.51
Feb-2002            $ 2,357,662.12                $ 2,778,970.70                   $ 2,270,657.40
Mar-2002            $ 2,473,187.56                $ 2,910,416.01                   $ 2,356,715.31
Apr-2002            $ 2,323,065.08                $ 2,810,588.74                   $ 2,276,351.32
May-2002            $ 2,323,762.00                $ 2,824,641.68                   $ 2,278,400.04
Jun-2002            $ 2,140,417.18                $ 2,662,507.25                   $ 2,135,544.35
Jul-2002            $ 1,934,295.00                $ 2,414,894.08                   $ 1,964,060.14
Aug-2002            $ 1,964,083.15                $ 2,433,247.27                   $ 1,978,594.19
Sep-2002            $ 1,728,393.17                $ 2,162,670.18                   $ 1,772,622.53
Oct-2002            $ 1,843,158.47                $ 2,322,924.04                   $ 1,880,043.46
Nov-2002            $ 1,924,810.39                $ 2,469,268.25                   $ 1,987,957.95
Dec-2002            $ 1,892,473.58                $ 2,362,102.01                   $ 1,913,608.32
Jan-2003            $ 1,836,267.11                $ 2,304,939.14                   $ 1,860,410.01
Feb-2003            $ 1,801,194.41                $ 2,243,397.26                   $ 1,814,457.89
Mar-2003            $ 1,802,455.25                $ 2,247,211.04                   $ 1,816,998.13
Apr-2003            $ 1,922,859.26                $ 2,444,965.61                   $ 1,956,180.18
May-2003            $ 2,044,960.82                $ 2,602,910.39                   $ 2,073,550.99
Jun-2003            $ 2,067,250.90                $ 2,635,446.77                   $ 2,095,323.28
Jul-2003            $ 2,070,558.50                $ 2,674,714.93                   $ 2,118,790.90
Aug-2003            $ 2,094,576.98                $ 2,716,440.48                   $ 2,150,360.89
Sep-2003            $ 2,096,252.64                $ 2,689,819.36                   $ 2,135,953.47
Oct-2003            $ 2,186,181.87                $ 2,854,436.31                   $ 2,242,323.95
Nov-2003            $ 2,224,440.06                $ 2,893,256.64                   $ 2,270,353.00
Dec-2003            $ 2,342,771.00                $ 3,071,481.00                   $ 2,408,163.00

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 3/29/88.

Returns for the Class A Shares prior to 8/24/98 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class B and C Shares prior to 2/16/01 (offering date of the Class B and C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B and C Shares.

JPMorgan Equity Income Fund, formerly Chase Equity Income Fund, is the successor to the AVESTA Trust Equity Fund. Effective 12/31/97, the AVESTA Trust was converted from a Texas Trust to Mutual Fund Investment Trust ("MFIT"), a Massachusetts business trust.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan Equity Income Fund, Russell 1000 Value Index, and Lipper Equity Income Funds Index from December 31, 1993 to December 31, 2003.

The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. EQUITY FUND

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                    FUND FACTS
                                    Fund Inception                     9/17/1993
                                    Fiscal Year End                  DECEMBER 31
                                    Net Assets as of 12/31/2003
                                    (In Millions)                         $472.1
                                    Primary Benchmark              S&P 500 INDEX

Q: HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities, returned 32.32% (Class A Shares, without sales charge) during the year ended December 31, 2003. This compares with a gain of 28.7% of the S&P 500 Index, the Fund's benchmark.

Q: WHY DID THE FUND OUTPERFORM ITS BENCHMARK?

A: Against a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial tax cuts and evidence of a strong recovery, 2003 turned out to be a strong year for equity returns. Given this supportive backdrop, the majority of the portfolio's holdings had positive returns for the year and the Fund outpaced the benchmark.

   Stock selection was strongest in the Capital Markets sector, where the portfolio manager added substantial value against the benchmark. In particular, an overweight position in Capital One Financial benefited returns, as the credit card stock rebounded strongly following news of a management restructuring, along with its announcement of record quarterly earnings. Additionally, adept stock selection in the Pharmaceutical/Medical Technology sector, where the resurgence of Guidant and Amgen, aided the Fund's relative performance.

   While the Fund is managed to be largely sector neutral, within the Energy sector, the portfolio manager favored the Exploration and Production (E&P) stocks. This position was based on the premise that natural gas prices would remain structurally high and would drive demand for new exploration in North America. While this bet detracted from the Fund's performance in 2003, we remain optimistic on our stance as we head into 2004.

Q: HOW WAS THE FUND MANAGED?

A: The Fund seeks to have sector and style characteristics similar to those of its benchmark, the S&P 500 Index. As such, the portfolio manager seeks to generate excess returns relative to the benchmark through stock selection. As such, over the year, our focus was on identifying companies that are attractively priced relative to their future earnings prospects, as focused by our team of equity research analysts.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services               22.4%
Finance & Insurance                     19.2%
Technology                              17.9%
Industrial Products & Services          12.5%
Pharmaceuticals                         10.0%
Energy                                   6.0%
Telecommunications                       3.3%
Health Services & Systems                3.1%
Utilities                                2.9%
Short-Term Investments                   2.7%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Citigroup, Inc.                     4.2%

 2. General Electric Co.                2.9%

 3. Pfizer, Inc.                        2.5%

 4. Viacom, Inc., Class B               2.4%

 5. Tyco International LTD
    (Bermuda)                           2.2%

 6. The Coca-Cola Co.                   2.2%

 7. Procter & Gamble Co.                2.1%

 8. Microsoft Corp.                     2.0%

 9. Cisco Systems, Inc.                 2.0%

10. U.S. Bancorp                        1.9%

Top 10 equity holdings comprised 24.4% of the Portfolio's market value of investments ($114,775 in thousands). As of December 31, 2003 the Fund held 114 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                   -------------------------------------------------
CLASS A SHARES
        Without Sales Charge       32.32%       (4.41%)       (1.35%)         9.06%
           With Sales Charge*      24.77%       (6.27%)       (2.51%)         8.42%

CLASS B SHARES
                Without CDSC       31.29%       (4.94%)       (1.68%)         8.88%
                   With CDSC**     26.29%       (6.06%)       (1.86%)         8.88%

CLASS C SHARES
                Without CDSC       31.29%       (4.93%)       (1.67%)         8.88%
                   With CDSC***    30.29%       (4.93%)       (1.67%)         8.88%

INSTITUTIONAL SHARES               32.63%       (4.02%)       (1.00%)         9.37%

SELECT SHARES                      32.42%       (4.17%)       (1.17%)         9.16%


  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the ten year period.
*** Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

              JPMORGAN U.S. EQUITY FUND
                (INSTITUTIONAL SHARES)        S&P 500 INDEX       LIPPER LARGE-CAP CORE FUNDS INDEX
Dec-1993            $ 3,000,000.00           $  3,000,000.00               $ 3,000,000.00
Jan-1994            $ 3,130,200.00           $  3,102,000.00               $ 3,096,600.00
Feb-1994            $ 3,063,526.74           $  3,017,935.80               $ 3,038,383.92
Mar-1994            $ 2,937,615.79           $  2,886,353.80               $ 2,898,618.26
Apr-1994            $ 3,006,943.52           $  2,923,299.13               $ 2,926,444.99
May-1994            $ 3,037,614.35           $  2,971,241.23               $ 2,949,563.91
Jun-1994            $ 2,943,144.54           $  2,898,445.82               $ 2,871,695.42
Jul-1994            $ 3,042,328.51           $  2,993,514.85               $ 2,957,846.29
Aug-1994            $ 3,149,418.48           $  3,116,248.95               $ 3,063,441.40
Sep-1994            $ 3,076,037.03           $  3,039,900.86               $ 2,999,109.13
Oct-1994            $ 3,104,336.57           $  3,108,298.62               $ 3,047,394.79
Nov-1994            $ 2,960,605.78           $  2,995,156.55               $ 2,940,126.49
Dec-1994            $ 2,989,915.78           $  3,039,484.87               $ 2,967,469.67
Jan-1995            $ 3,056,291.91           $  3,118,207.53               $ 3,019,697.13
Feb-1995            $ 3,186,489.95           $  3,239,817.62               $ 3,123,574.71
Mar-1995            $ 3,302,159.53           $  3,335,392.24               $ 3,201,351.72
Apr-1995            $ 3,374,476.82           $  3,433,786.31               $ 3,271,781.46
May-1995            $ 3,498,657.57           $  3,571,137.77               $ 3,377,460.00
Jun-1995            $ 3,553,586.50           $  3,653,988.16               $ 3,466,287.20
Jul-1995            $ 3,663,392.32           $  3,775,300.57               $ 3,584,487.59
Aug-1995            $ 3,690,501.42           $  3,784,738.82               $ 3,589,864.33
Sep-1995            $ 3,791,252.11           $  3,944,454.80               $ 3,724,125.25
Oct-1995            $ 3,693,437.81           $  3,930,254.76               $ 3,706,994.28
Nov-1995            $ 3,901,009.01           $  4,102,792.95               $ 3,851,937.75
Dec-1995            $ 3,971,227.17           $  4,181,976.85               $ 3,910,102.01
Jan-1996            $ 4,074,479.08           $  4,324,164.06               $ 4,025,059.01
Feb-1996            $ 4,159,228.24           $  4,364,378.79               $ 4,074,164.73
Mar-1996            $ 4,237,421.74           $  4,406,276.83               $ 4,111,239.63
Apr-1996            $ 4,328,102.56           $  4,471,049.10               $ 4,170,852.60
May-1996            $ 4,387,830.38           $  4,586,402.16               $ 4,253,852.57
Jun-1996            $ 4,337,809.11           $  4,603,830.49               $ 4,259,807.96
Jul-1996            $ 4,109,206.57           $  4,400,341.18               $ 4,085,581.82
Aug-1996            $ 4,252,206.96           $  4,493,188.38               $ 4,178,324.53
Sep-1996            $ 4,447,383.26           $  4,746,154.89               $ 4,394,761.74
Oct-1996            $ 4,511,425.58           $  4,877,148.76               $ 4,482,217.50
Nov-1996            $ 4,895,347.89           $  5,245,861.21               $ 4,772,665.19
Dec-1996            $ 4,814,085.12           $  5,141,993.16               $ 4,684,848.15
Jan-1997            $ 5,091,376.42           $  5,463,367.73               $ 4,941,109.34
Feb-1997            $ 5,112,251.06           $  5,505,982.00               $ 4,935,180.01
Mar-1997            $ 4,940,479.43           $  5,279,686.14               $ 4,723,954.31
Apr-1997            $ 5,144,027.18           $  5,594,883.40               $ 4,985,661.38
May-1997            $ 5,494,849.83           $  5,935,611.80               $ 5,288,291.02
Jun-1997            $ 5,663,541.72           $  6,201,527.21               $ 5,517,802.85
Jul-1997            $ 6,158,535.27           $  6,695,168.77               $ 5,953,709.28
Aug-1997            $ 5,939,907.27           $  6,320,239.32               $ 5,650,665.48
Sep-1997            $ 6,207,797.09           $  6,666,588.44               $ 5,941,674.75
Oct-1997            $ 5,962,589.10           $  6,443,924.38               $ 5,758,671.16
Nov-1997            $ 6,100,324.91           $  6,742,278.08               $ 5,946,979.71
Dec-1997            $ 6,189,999.69           $  6,858,245.26               $ 6,055,214.74
Jan-1998            $ 6,227,758.68           $  6,934,371.79               $ 6,115,161.37
Feb-1998            $ 6,691,103.93           $  7,434,339.99               $ 6,548,726.31
Mar-1998            $ 6,981,497.84           $  7,814,978.20               $ 6,872,888.26
Apr-1998            $ 7,129,505.60           $  7,893,909.48               $ 6,942,304.43
May-1998            $ 7,061,775.29           $  7,758,134.24               $ 6,823,591.03
Jun-1998            $ 7,159,227.79           $  8,073,114.49               $ 7,147,711.60
Jul-1998            $ 7,002,440.70           $  7,987,539.47               $ 7,089,815.14
Aug-1998            $ 5,884,851.17           $  6,832,541.27               $ 6,028,469.81
Sep-1998            $ 6,359,170.17           $  7,270,507.16               $ 6,328,084.76
Oct-1998            $ 6,833,564.27           $  7,861,599.39               $ 6,802,691.12
Nov-1998            $ 7,367,265.63           $  8,338,012.32               $ 7,207,451.24
Dec-1998            $ 7,723,841.29           $  8,818,281.83               $ 7,686,026.00
Jan-1999            $ 7,957,101.30           $  9,186,886.01               $ 7,955,036.91
Feb-1999            $ 7,640,408.67           $  8,901,173.85               $ 7,709,226.27
Mar-1999            $ 7,984,991.10           $  9,257,220.81               $ 8,019,137.17
Apr-1999            $ 8,468,083.06           $  9,615,475.25               $ 8,234,050.04
May-1999            $ 8,379,168.19           $  9,388,550.04               $ 8,015,847.72
Jun-1999            $ 8,863,484.11           $  9,909,614.56               $ 8,463,132.02
Jul-1999            $ 8,524,012.67           $  9,600,434.59               $ 8,215,162.25
Aug-1999            $ 8,312,617.15           $  9,552,432.41               $ 8,131,367.60
Sep-1999            $ 7,966,812.28           $  9,290,695.77               $ 7,911,007.54
Oct-1999            $ 8,312,571.93           $  9,878,796.81               $ 8,395,952.30
Nov-1999            $ 8,518,723.72           $ 10,079,336.38               $ 8,601,653.13
Dec-1999            $ 8,873,102.62           $ 10,673,009.30               $ 9,173,663.06
Jan-2000            $ 8,503,981.55           $ 10,137,224.23               $ 8,803,047.07
Feb-2000            $ 8,288,830.82           $  9,945,630.69               $ 8,800,406.16
Mar-2000            $ 9,194,800.03           $ 10,918,313.37               $ 9,565,161.45
Apr-2000            $ 8,771,839.23           $ 10,589,672.14               $ 9,252,380.68
May-2000            $ 8,584,121.87           $ 10,372,583.86               $ 9,016,444.97
Jun-2000            $ 8,791,857.62           $ 10,627,749.43               $ 9,346,446.85
Jul-2000            $ 8,771,636.34           $ 10,461,956.53               $ 9,200,642.28
Aug-2000            $ 9,417,228.78           $ 11,111,644.04               $ 9,835,486.60
Sep-2000            $ 9,006,637.60           $ 10,524,949.23               $ 9,312,238.71
Oct-2000            $ 9,006,637.60           $ 10,480,744.44               $ 9,204,216.74
Nov-2000            $ 8,199,642.88           $  9,654,861.78               $ 8,394,245.67
Dec-2000            $ 8,307,058.20           $  9,702,170.60               $ 8,496,655.47
Jan-2001            $ 8,709,119.81           $ 10,046,597.66               $ 8,737,110.82
Feb-2001            $ 7,804,242.26           $  9,130,347.95               $ 7,923,685.80
Mar-2001            $ 7,236,873.85           $  8,551,483.89               $ 7,437,171.49
Apr-2001            $ 7,897,600.43           $  9,215,934.19               $ 8,002,396.53
May-2001            $ 7,983,684.28           $  9,277,680.95               $ 8,047,209.95
Jun-2001            $ 7,825,607.33           $  9,052,233.30               $ 7,833,154.16
Jul-2001            $ 7,768,480.40           $  8,963,521.42               $ 7,719,573.43
Aug-2001            $ 7,265,082.87           $  8,402,404.98               $ 7,264,890.55
Sep-2001            $ 6,596,695.24           $  7,724,330.90               $ 6,713,485.36
Oct-2001            $ 6,783,381.72           $  7,871,865.62               $ 6,871,923.61
Nov-2001            $ 7,415,592.90           $  8,475,637.71               $ 7,322,034.61
Dec-2001            $ 7,533,500.82           $  8,550,223.32               $ 7,404,773.60
Jan-2002            $ 7,273,595.04           $  8,425,390.06               $ 7,287,778.18
Feb-2002            $ 7,056,841.91           $  8,262,780.03               $ 7,165,343.50
Mar-2002            $ 7,392,041.90           $  8,573,460.56               $ 7,408,965.18
Apr-2002            $ 6,864,250.11           $  8,053,908.85               $ 7,021,476.30
May-2002            $ 6,770,209.88           $  7,994,309.92               $ 6,970,219.53
Jun-2002            $ 6,225,207.99           $  7,425,115.06               $ 6,488,577.36
Jul-2002            $ 5,725,946.31           $  6,845,956.08               $ 6,006,476.06
Aug-2002            $ 5,762,019.77           $  6,891,139.39               $ 6,055,729.16
Sep-2002            $ 5,100,539.90           $  6,142,072.54               $ 5,467,717.86
Oct-2002            $ 5,485,120.61           $  6,682,574.93               $ 5,892,559.54
Nov-2002            $ 5,898,698.70           $  7,076,178.59               $ 6,155,956.95
Dec-2002            $ 5,536,518.60           $  6,660,806.91               $ 5,831,538.02
Jan-2003            $ 5,390,908.16           $  6,486,293.76               $ 5,678,751.72
Feb-2003            $ 5,311,122.72           $  6,388,999.36               $ 5,603,224.33
Mar-2003            $ 5,389,727.34           $  6,450,972.65               $ 5,650,291.41
Apr-2003            $ 5,885,582.25           $  6,982,532.80               $ 6,066,717.89
May-2003            $ 6,286,978.96           $  7,350,512.28               $ 6,360,953.71
Jun-2003            $ 6,363,680.11           $  7,444,598.83               $ 6,423,927.15
Jul-2003            $ 6,436,862.43           $  7,575,623.77               $ 6,525,425.20
Aug-2003            $ 6,546,289.09           $  7,723,348.44               $ 6,651,365.90
Sep-2003            $ 6,495,882.66           $  7,641,480.94               $ 6,565,563.28
Oct-2003            $ 6,884,336.45           $  8,073,988.76               $ 6,886,619.33
Nov-2003            $ 6,972,455.95           $  8,145,039.87               $ 6,944,466.93
Dec-2003            $ 7,347,238.00           $  8,571,840.00               $ 7,278,496.00

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/17/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Equity Fund, which are similar to the expenses of the Institutional Shares. The returns presented prior to 9/17/93 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are higher than the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund, which are similar to the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 9/10/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Equity Fund-Advisor Series, which are similar to the expenses of the Class A Shares, but are lower than Class B and C Shares. The returns presented prior to 9/15/00 are based on the historical expenses of the J.P. Morgan U.S. Equity Fund which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged broad-based index that replicates the U.S. stock markets. The Lipper Large-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DISCIPLINED EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.9%

               COMMON STOCKS -- 98.9%

               AEROSPACE -- 2.2%
        68     Lockheed Martin Corp.                                               $   3,470
        18     Northrop Grumman Corp.                                                  1,759
       102     Raytheon Co.                                                            3,073
        55     United Technologies Corp.                                               5,165
               -----------------------------------------------------------------------------
                                                                                      13,467
               -----------------------------------------------------------------------------

               APPAREL -- 0.9%
        79     Jones Apparel Group, Inc.                                               2,787
        43     Nike, Inc., Class B                                                     2,909
               -----------------------------------------------------------------------------
                                                                                       5,696
               -----------------------------------------------------------------------------

               AUTOMOTIVE -- 1.9%
         1     Dana Corp.                                                                 15
       117     Ford Motor Co.                                                          1,869
        27     General Motors Corp.                                                    1,431
        66     Harley-Davidson, Inc.                                                   3,123
        28     Johnson Controls, Inc.                                                  3,193
        26     Lear Corp.                                                              1,619
               -----------------------------------------------------------------------------
                                                                                      11,250
               -----------------------------------------------------------------------------

               BANKING -- 5.5%
        68     Bank of America Corp.                                                   5,461
        18     First Tennessee National Corp.                                            811
        93     FleetBoston Financial Corp.                                             4,055
        52     GreenPoint Financial Corp.                                              1,833
        12     Hibernia Corp., Class A                                                   282
        84     KeyCorp                                                                 2,466
         4     Mellon Financial Corp.                                                    135
        82     SunTrust Banks, Inc.                                                    5,892
       310     U.S. Bancorp                                                            9,217
        66     Wachovia Corp.                                                          3,075
         2     Wells Fargo & Co.                                                         141
               -----------------------------------------------------------------------------
                                                                                      33,368
               -----------------------------------------------------------------------------

               BIOTECHNOLOGY -- 1.4%
        92     Amgen, Inc.*                                                            5,691
        23     Gilead Sciences, Inc.*                                                  1,320
        22     Human Genome Sciences, Inc.*                                              293
        53     MedImmune, Inc.*                                                        1,339
               -----------------------------------------------------------------------------
                                                                                       8,643
               -----------------------------------------------------------------------------

               BUSINESS SERVICES -- 2.1%
         1     Affiliated Computer Services, Inc.,
               Class A*                                                            $      49
        19     Cendant Corp.*                                                            423
         3     Cintas Corp.                                                              140
        68     Computer Sciences Corp.*                                                3,021
        24     Concord EFS, Inc.*                                                        362
       131     First Data Corp.                                                        5,367
         1     Moody's Corp.                                                              30
       123     SunGard Data Systems, Inc.*                                             3,395
               -----------------------------------------------------------------------------
                                                                                      12,787
               -----------------------------------------------------------------------------

               CHEMICALS -- 1.3%
        28     Air Products & Chemicals, Inc.                                          1,479
         3     E.I. DuPont de Nemours & Co.                                              133
        54     Eastman Chemical Co.                                                    2,131
        87     Praxair, Inc.                                                           3,331
        18     Rohm & Haas Co.                                                           752
               -----------------------------------------------------------------------------
                                                                                       7,826
               -----------------------------------------------------------------------------

               COMPUTER NETWORKS -- 2.5%
       579     Cisco Systems, Inc.*                                                   14,067
        50     Juniper Networks, Inc.*                                                   941
               -----------------------------------------------------------------------------
                                                                                      15,008
               -----------------------------------------------------------------------------

               COMPUTER SOFTWARE -- 3.8%
        21     BMC Software, Inc.*                                                       386
        54     Mercury Interactive Corp.*                                              2,612
       597     Microsoft Corp.                                                        16,431
       136     Oracle Corp.*                                                           1,791
        32     Take-Two Interactive Software, Inc.*                                      913
        24     VERITAS Software Corp.*                                                   877
               -----------------------------------------------------------------------------
                                                                                      23,010
               -----------------------------------------------------------------------------

               COMPUTERS/COMPUTER HARDWARE -- 3.7%
       127     Dell, Inc.*                                                             4,320
       156     EMC Corp.*                                                              2,016
       279     Hewlett-Packard Co.                                                     6,397
        78     International Business Machines Corp.                                   7,228
         2     Lexmark International, Inc.*                                              126
        52     NCR Corp.*                                                              2,033
               -----------------------------------------------------------------------------
                                                                                      22,120
               -----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               CONSTRUCTION -- 0.3%
        17     Centex Corp.                                                        $   1,798

               CONSTRUCTION MATERIALS -- 0.3%
        64     Masco Corp.                                                             1,751

               CONSUMER PRODUCTS -- 4.8%
       176     Altria Group, Inc.                                                      9,594
         7     Black & Decker Corp.                                                      355
       137     Procter & Gamble Co.                                                   13,644
       144     The Gillette Co.                                                        5,289
               -----------------------------------------------------------------------------
                                                                                      28,882
               -----------------------------------------------------------------------------

               DIVERSIFIED -- 4.7%
       710     General Electric Co.                                                   22,005
       246     Tyco International LTD (Bermuda)                                        6,514
               -----------------------------------------------------------------------------
                                                                                      28,519
               -----------------------------------------------------------------------------

               ENTERTAINMENT/LEISURE -- 0.2%
        34     Carnival Corp.                                                          1,347

               FINANCIAL SERVICES -- 10.0%
        36     Capital One Financial Corp.                                             2,188
        45     CIT Group, Inc.                                                         1,618
       429     Citigroup, Inc.                                                        20,832
        54     Countrywide Financial Corp.                                             4,104
        77     Fannie Mae                                                              5,780
        83     Freddie Mac                                                             4,835
        58     Goldman Sachs Group, Inc.                                               5,707
        11     Legg Mason, Inc.                                                          864
        49     MBNA Corp.                                                              1,213
       156     Morgan Stanley                                                          9,004
       117     The Charles Schwab Corp.                                                1,390
        53     Washington Mutual, Inc.                                                 2,134
               -----------------------------------------------------------------------------
                                                                                      59,669
               -----------------------------------------------------------------------------

               FOOD/BEVERAGE PRODUCTS -- 2.9%
         0^^   Archer Daniels Midland Co.                                                  6
         9     Coca-Cola Enterprises, Inc.                                               186
        10     General Mills, Inc.                                                       439
        11     Kellogg Co.                                                               407
        25     PepsiCo, Inc.                                                           1,170
        58     Sara Lee Corp.                                                          1,253
        19     Sysco Corp.                                                         $     689
       261     The Coca-Cola Co.                                                      13,226
               -----------------------------------------------------------------------------
                                                                                      17,376
               -----------------------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- 3.6%
        30     Aetna, Inc.                                                             2,034
        49     Anthem, Inc.*                                                           3,660
        99     Baxter International, Inc.                                              3,025
        25     Boston Scientific Corp.*                                                  901
        42     CIGNA Corp.                                                             2,398
       122     Guidant Corp.                                                           7,331
        45     HCA, Inc.                                                               1,929
        11     UnitedHealth Group, Inc.                                                  623
         2     WellPoint Health Networks, Inc.*                                          204
               -----------------------------------------------------------------------------
                                                                                      22,105
               -----------------------------------------------------------------------------

               INDUSTRIAL COMPONENTS -- 0.1%
         6     SPX Corp.*                                                                323

               INSURANCE -- 4.6%
        59     AMBAC Financial Group, Inc.                                             4,066
        55     American International Group, Inc.                                      3,632
        74     Hartford Financial Services Group, Inc.                                 4,374
        43     MBIA, Inc.                                                              2,529
        15     Protective Life Corp.                                                     491
        18     St. Paul Companies, Inc.                                                  722
       190     The Allstate Corp.                                                      8,156
        14     Torchmark Corp.                                                           619
       124     Travelers Property Casualty Corp., Class A                              2,076
        57     UnumProvident Corp.                                                       893
               -----------------------------------------------------------------------------
                                                                                      27,558
               -----------------------------------------------------------------------------

               INTERNET SERVICES/SOFTWARE -- 0.6%
        61     eBay, Inc.*                                                             3,914

               MACHINERY & ENGINEERING EQUIPMENT -- 0.1%
        12     Ingersoll-Rand Co., LTD (Bermuda), Class A                                794

               MANUFACTURING -- 1.4%
        38     3M Co.                                                                  3,240
        34     Cooper Industries LTD, Class A                                          1,958
        13     Eaton Corp.                                                             1,361

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               MANUFACTURING -- CONTINUED
        24     ITT Industries, Inc.                                                $   1,751
               -----------------------------------------------------------------------------
                                                                                       8,310
               -----------------------------------------------------------------------------

               METALS/MINING -- 0.8%
       133     Alcoa, Inc.                                                             5,058

               MULTI-MEDIA -- 4.3%
       111     Fox Entertainment Group, Inc., Class A*                                 3,227
        38     Gannett Co., Inc.                                                       3,424
         1     Knight Ridder, Inc.                                                        39
        45     Liberty Media Corp., Class A*                                             534
        21     The E.W. Scripps Co., Class A                                           1,977
       154     The Walt Disney Co.                                                     3,597
        86     Time Warner, Inc.*                                                      1,554
        25     Tribune Co.                                                             1,295
       235     Viacom, Inc., Class B                                                  10,443
               -----------------------------------------------------------------------------
                                                                                      26,090
               -----------------------------------------------------------------------------

               OIL & GAS -- 5.8%
        56     Anadarko Petroleum Corp.                                                2,836
        58     Baker Hughes, Inc.                                                      1,868
        75     ChevronTexaco Corp.                                                     6,497
       103     ConocoPhillips                                                          6,727
        37     Cooper Cameron Corp.*                                                   1,734
        36     Devon Energy Corp.                                                      2,061
       235     Exxon Mobil Corp.                                                       9,644
        60     Pride International, Inc.*                                              1,120
        72     Rowan Companies, Inc.*                                                  1,668
        15     Unocal Corp.                                                              563
        12     Valero Energy Corp.                                                       561
               -----------------------------------------------------------------------------
                                                                                      35,279
               -----------------------------------------------------------------------------

               PAPER/FOREST PRODUCTS -- 0.4%
        33     Bowater, Inc.                                                           1,524
        23     Georgia-Pacific Corp.                                                     702
               -----------------------------------------------------------------------------
                                                                                       2,226
               -----------------------------------------------------------------------------

               PHARMACEUTICALS -- 8.0%
        34     Abbott Laboratories                                                     1,584
        41     Bristol-Myers Squibb Co.                                                1,173
       118     Eli Lilly & Co.                                                         8,292
        68     Forest Laboratories, Inc.*                                              4,221
       111     Johnson & Johnson                                                   $   5,734
       105     Merck & Co., Inc.                                                       4,851
       452     Pfizer, Inc.                                                           15,976
        38     Sepracor, Inc.*                                                           909
         1     Watson Pharmaceuticals, Inc.*                                              60
       132     Wyeth                                                                   5,616
               -----------------------------------------------------------------------------
                                                                                      48,416
               -----------------------------------------------------------------------------

               PIPELINES -- 0.1%
       122     Dynegy, Inc., Class A                                                     523
        46     El Paso Corp.                                                             375
               -----------------------------------------------------------------------------
                                                                                         898
               -----------------------------------------------------------------------------

               PRINTING & PUBLISHING -- 0.1%
         7     The McGraw-Hill Companies, Inc.                                           489

               REAL ESTATE INVESTMENT TRUST -- 0.4%
        16     CarrAmerica Realty Corp.                                                  479
         4     Equity Office Properties Trust                                            109
         1     Highwoods Properties, Inc.                                                 23
        36     ProLogis                                                                1,159
         6     The Mills Corp.                                                           242
        10     The Rouse Co.                                                             479
               -----------------------------------------------------------------------------
                                                                                       2,491
               -----------------------------------------------------------------------------

               RESTAURANTS/FOOD SERVICES -- 0.9%
       146     McDonald's Corp.                                                        3,618
        51     Yum! Brands, Inc.*                                                      1,737
               -----------------------------------------------------------------------------
                                                                                       5,355
               -----------------------------------------------------------------------------

               RETAILING -- 6.1%
        46     Abercrombie & Fitch Co., Class A*                                       1,142
        19     Bed Bath & Beyond, Inc.*                                                  837
       110     CVS Corp.                                                               3,959
        19     Family Dollar Stores                                                      696
        38     Federated Department Stores, Inc.                                       1,796
       214     Home Depot, Inc.                                                        7,580
        61     Kohl's Corp.*                                                           2,759
        52     Lowe's Companies, Inc.                                                  2,897
       100     Target Corp.                                                            3,844
        39     The Gap, Inc.                                                             908
         9     The May Department Stores Co.                                             253

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               RETAILING -- CONTINUED
       196     Wal-Mart Stores, Inc.                                               $  10,397
               -----------------------------------------------------------------------------
                                                                                      37,068
               -----------------------------------------------------------------------------

               SEMI-CONDUCTORS -- 4.2%
       134     Altera Corp.*                                                           3,035
        55     Analog Devices, Inc.                                                    2,511
       211     Intel Corp.                                                             6,792
        24     Intersil Corp., Class A                                                   606
        79     Micron Technology, Inc.*                                                1,060
        49     Novellus Systems, Inc.*                                                 2,060
        21     QLogic Corp.*                                                           1,094
       131     Texas Instruments, Inc.                                                 3,837
       112     Xilinx, Inc.*                                                           4,335
               -----------------------------------------------------------------------------
                                                                                      25,330
               -----------------------------------------------------------------------------

               SHIPPING/TRANSPORTATION -- 0.7%
        12     Burlington Northern Santa Fe Corp.                                        375
        11     CSX Corp.                                                                 399
         0^^   FedEx Corp.                                                                 7
        52     Norfolk Southern Corp.                                                  1,223
        13     Union Pacific Corp.                                                       931
        21     United Parcel Service, Inc., Class B                                    1,543
               -----------------------------------------------------------------------------
                                                                                       4,478
               -----------------------------------------------------------------------------

               STEEL -- 0.5%
        90     United States Steel Corp.                                               3,145

               TELECOMMUNICATIONS -- 3.6%
        39     AT&T Wireless Services, Inc.* +                                           311
        22     BellSouth Corp.                                                           614
        55     Nextel Communications, Inc., Class A*                                   1,555
        77     Qwest Communications
               International, Inc.*                                                      334
       237     SBC Communications, Inc.                                                6,173
       278     Sprint Corp. - PCS Group*                                               1,561
       138     Tellabs, Inc.*                                                          1,161
       292     Verizon Communications, Inc.                                           10,229
               -----------------------------------------------------------------------------
                                                                                      21,938
               -----------------------------------------------------------------------------

               TELECOMMUNICATIONS EQUIPMENT -- 0.7%
       172     Lucent Technologies, Inc.*                                                490
        67     QUALCOMM, Inc.                                                      $   3,624
               -----------------------------------------------------------------------------
                                                                                       4,114
               -----------------------------------------------------------------------------

               TOYS & GAMES -- 0.8%
        66     Hasbro, Inc.                                                            1,413
       189     Mattel, Inc.                                                            3,636
               -----------------------------------------------------------------------------
                                                                                       5,049
               -----------------------------------------------------------------------------

               UTILITIES -- 2.6%
        45     American Electric Power Co., Inc.                                       1,370
        21     Consolidated Edison, Inc.                                                 886
        72     Edison International                                                    1,583
        20     Entergy Corp.                                                           1,143
       127     PG&E Corp.*                                                             3,519
        61     Pinnacle West Capital Corp.                                             2,457
        39     PPL Corp.                                                               1,706
        11     SCANA Corp.                                                               360
        11     Wisconsin Energy Corp.                                                    358
       151     XCEL Energy, Inc.                                                       2,557
               -----------------------------------------------------------------------------
                                                                                      15,939
               -----------------------------------------------------------------------------
               Total Common Stocks
               (Cost $431,601)                                                       598,884
               -----------------------------------------------------------------------------

PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.1%

               U.S. TREASURY SECURITIES -- 0.1%
               U.S. Treasury Notes & Bonds,
$      450     2.13%, 02/29/04 @ +                                                       453
       350     3.00%, 08/31/04 @ +                                                       351
               -----------------------------------------------------------------------------
               Total U.S. Treasury Securities
               (Cost $804)                                                               804
               -----------------------------------------------------------------------------

SHARES
--------------------------------------------------------------------------------------------
               MONEY MARKET FUND -- 1.0%
     5,970     JPMorgan Prime Money Market Fund (a) +
               (Cost $5,970)                                                           5,970
               -----------------------------------------------------------------------------
               Total Short-Term Investments
               (Cost $6,774)                                                           6,774
               -----------------------------------------------------------------------------

               TOTAL INVESTMENTS -- 100.0%
               (COST $438,375)                                                     $ 605,658
               -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                              NOTIONAL              UNREALIZED
NUMBER OF                                                                     VALUE AT           APPRECIATION/
CONTRACTS   DESCRIPTION                            EXPIRATION DATE      12/31/03 (USD)    (DEPRECIATION) (USD)
----------------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
22          S&P 500 Index                              March, 2004            $  6,108                  $  154

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN DIVERSIFIED FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 91.7%

               COMMON STOCKS -- 62.4%

               ADVERTISING -- 0.0% ^
        14     WPP Group PLC (United Kingdom) (f)                                  $     141

               AEROSPACE -- 1.1%
        26     Lockheed Martin Corp.                                                   1,357
         4     Northrop Grumman Corp.                                                    354
        43     Raytheon Co.                                                            1,283
         2     The Boeing Co.                                                             67
         5     Triumph Group, Inc.*                                                      165
        29     United Technologies Corp.                                               2,705
               -----------------------------------------------------------------------------
                                                                                       5,931
               -----------------------------------------------------------------------------

               AIRLINES -- 0.2%
         1     Airtran Holdings, Inc.*                                                     9
       374     Cathay Pacific Airways LTD (Hong Kong) (f)                                711
        16     Northwest Airlines Corp.* (l)                                             196
               -----------------------------------------------------------------------------
                                                                                         916
               -----------------------------------------------------------------------------

               APPAREL -- 0.5%
         1     Carter's, Inc.*                                                            31
         0^^   Columbia Sportswear Co.*                                                   25
        33     Jones Apparel Group, Inc.                                               1,151
         1     K-Swiss, Inc., Class A                                                     34
        20     Nike, Inc., Class B                                                     1,387
               -----------------------------------------------------------------------------
                                                                                       2,628
               -----------------------------------------------------------------------------

               APPLIANCES & HOUSEHOLD DURABLES -- 0.0% ^
         3     Jacuzzi Brands, Inc.*                                                      22

               AUTOMOTIVE -- 1.3%
        26     Ford Motor Co.                                                            418
        15     General Motors Corp.                                                      790
        23     Harley-Davidson, Inc.                                                   1,084
        30     Honda Motor Co., LTD (Japan) (f)                                        1,366
        14     Johnson Controls, Inc.                                                  1,570
         9     Lear Corp.                                                                558
         2     Lithia Motors, Inc., Class A                                               44
         1     Oshkosh Truck Corp.                                                        49
         1     Superior Industries International, Inc.                                    63
        38     TI Automotive LTD (United Kingdom),
               Class A* (f)                                                                0
        11     Volkswagen AG (Germany) (f)                                               620
         1     Wabash National Corp.*                                                     42
               -----------------------------------------------------------------------------
                                                                                       6,604
               -----------------------------------------------------------------------------

               BANKING -- 4.2%
        19     ABN AMRO Holding NV
               (The Netherlands) (f)                                               $     445
         1     Allegiant Bancorp, Inc.                                                    22
        42     Bangkok Bank PCL (Thailand)* (f)                                          122
        19     Bank of America Corp.                                                   1,528
         1     Bank of Hawaii Corp.                                                       40
         3     Banner Corp.                                                               67
        31     Bayerische Hypo-und Vereinsbank AG
               (Germany) (f)                                                             721
        24     BNP Paribas (France) (f)                                                1,524
         1     City National Corp.                                                        50
         3     Columbia Banking Systems, Inc.                                             64
         2     Community Bank System, Inc.                                               114
         8     Credit Suisse Group (Switzerland) (f)                                     294
         3     Cullen/Frost Bankers, Inc.                                                116
        34     DBS Group Holdings LTD (Singapore) (f)                                    294
         2     Doral Financial Corp. (Puerto Rico)                                        70
         1     First Financial Bancorp                                                    24
         2     First Niagara Financial Group, Inc.                                        27
         2     First State Bancorporation                                                 78
         4     First Tennessee National Corp.                                            185
        42     FleetBoston Financial Corp.                                             1,843
        17     GreenPoint Financial Corp.                                                593
        54     HSBC Holdings PLC (United Kingdom) (f)                                    856
         5     Irwin Financial Corp.                                                     162
        40     KeyCorp                                                                 1,179
         4     R & G Financial Corp. (Puerto Rico),
               Class B                                                                   148
        59     Royal Bank of Scotland Group PLC
               (United Kingdom) (f)                                                    1,729
         2     Santander BanCorp (Puerto Rico)                                            51
         1     Silicon Valley Bancshares*                                                 31
         1     Southwest Bancorp of Texas, Inc.                                           21
         4     Sterling Bancshares, Inc.                                                  47
         1     Sterling Financial Corp.                                                   50
        29     SunTrust Banks, Inc.                                                    2,078
         2     Taylor Capital Group, Inc.                                                 44
         1     The South Financial Group, Inc.                                            17
       145     U.S. Bancorp                                                            4,332
         9     UBS AG (Switzerland) (f)                                                  619
       156     UniCredito Italiano SPA (Italy) (f)                                       841
        22     Wachovia Corp.                                                          1,011
         1     Waypoint Financial Corp.                                                   15

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               BANKING -- CONTINUED
         5     Wells Fargo & Co.                                                   $     312
         2     West Coast Bancorp                                                         49
         1     Westamerica Bancorporation                                                 59
               -----------------------------------------------------------------------------
                                                                                      21,872
               -----------------------------------------------------------------------------

               BIOTECHNOLOGY -- 0.8%
        45     Amgen, Inc.*                                                            2,798
         4     Cytogen Corp.*                                                             41
         6     Encysive Pharmaceuticals, Inc.*                                            52
        33     Genelabs Technologies*                                                     94
         9     Gilead Sciences, Inc.*                                                    543
        11     Human Genome Sciences, Inc.* (l)                                          151
        17     MedImmune, Inc.*                                                          431
         4     Myogen, Inc.*                                                              61
         4     Telik, Inc.*                                                               86
               -----------------------------------------------------------------------------
                                                                                       4,257
               -----------------------------------------------------------------------------

               BROADCASTING/CABLE -- 0.0% ^
         1     Pulitzer, Inc.                                                             63
         2     Sinclair Broadcast Group, Inc., Class A*                                   34
               -----------------------------------------------------------------------------
                                                                                          97
               -----------------------------------------------------------------------------

               BUSINESS SERVICES -- 1.4%
        27     Accenture LTD (Bermuda), Class A*                                         710
        10     Adecco SA (Switzerland) (f)                                               625
         2     Affiliated Computer Services, Inc.,
               Class A*                                                                   98
         0^^   Alliance Data Systems Corp.*                                               13
        10     BearingPoint, Inc.*                                                        99
         4     Cendant Corp.*                                                             82
         3     Cintas Corp.                                                              135
         1     Cognizant Technology Solutions Corp.*                                      39
        21     Computer Sciences Corp.*                                                  916
         8     Concord EFS, Inc.*                                                        120
        58     First Data Corp.                                                        2,382
         2     G&K Services, Inc., Class A                                                66
       152     Hays PLC (United Kingdom) (f)                                             326
        10     Quanta Services, Inc.*                                                     75
        13     Spherion Corp.*                                                           129
        56     SunGard Data Systems, Inc.*                                             1,543
               -----------------------------------------------------------------------------
                                                                                       7,358
               -----------------------------------------------------------------------------

               CHEMICALS -- 1.2%
        13     Air Products & Chemicals, Inc.                                      $     692
         7     Akzo Nobel NV (The Netherlands) (f)                                       280
         8     Ciba Specialty Chemicals AG
               (Switzerland)*                                                            591
         1     E.I. DuPont de Nemours & Co.                                               50
        27     Eastman Chemical Co.                                                    1,055
         6     Lonza Group AG (Switzerland)                                              324
         8     Millennium Chemicals, Inc.                                                 97
        48     Praxair, Inc.                                                           1,837
        53     Reliance Industries LTD (India), GDR, #                                 1,325
         3     Rohm & Haas Co.                                                           111
         2     Symyx Technologies, Inc.*                                                  39
               -----------------------------------------------------------------------------
                                                                                       6,401
               -----------------------------------------------------------------------------

               COMPUTER NETWORKS -- 1.2%
         4     Brocade Communications Systems, Inc.*                                      21
       237     Cisco Systems, Inc.*                                                    5,749
        11     Enterasys Networks, Inc.*                                                  40
         1     Foundry Networks, Inc.*                                                    26
        23     Juniper Networks, Inc.*                                                   432
               -----------------------------------------------------------------------------
                                                                                       6,268
               -----------------------------------------------------------------------------

               COMPUTER SOFTWARE -- 2.0%
         2     Ascential Software Corp.*                                                  53
         1     CACI International, Inc., Class A*                                         56
         1     Cognos, Inc. (Canada)*                                                     17
         2     CompuCom Systems, Inc.*                                                    10
         1     Computer Programs & Systems, Inc.                                          27
         4     Electronic Arts, Inc.*                                                    172
         2     Embarcadero Technologies, Inc.*                                            28
         1     Hyperion Solutions Corp.*                                                  37
        14     Informatica Corp.*                                                        145
         0^^   Kronos, Inc.*                                                              15
         1     Lexar Media, Inc.*                                                         23
         1     ManTech International Corp., Class A*                                      26
        24     Mercury Interactive Corp.*                                              1,158
       244     Microsoft Corp.                                                         6,725
        37     Oracle Corp.*                                                             490
         2     Perot Systems Corp., Class A*                                              28
         3     Progress Software Corp.*                                                   71
         8     SAP AG (Germany), ADR                                                     337
         3     Secure Computing Corp.*                                                    54
        10     Take-Two Interactive Software, Inc.* (l)                                  290

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               COMPUTER SOFTWARE -- CONTINUED
         4     Tier Technologies, Inc., Class B*                                   $      31
        13     VERITAS Software Corp.*                                                   498
               -----------------------------------------------------------------------------
                                                                                      10,291
               -----------------------------------------------------------------------------

               COMPUTERS/COMPUTER HARDWARE -- 2.1%
        53     Dell, Inc.*                                                             1,802
         3     Electronics for Imaging, Inc.*                                             81
        55     EMC Corp.*                                                                704
       181     Fujitsu LTD (Japan)* (f)                                                1,072
       116     Hewlett-Packard Co.                                                     2,667
        30     International Business Machines Corp.                                   2,810
         0^^   Lexmark International, Inc.*                                               16
        13     Maxtor Corp.*                                                             143
        18     NCR Corp.*                                                                695
         2     PEC Solutions, Inc.*                                                       32
         6     Synaptics, Inc.*                                                           95
        25     Tietoenator OYJ (Finland) (f)                                             682
        10     Western Digital Corp.*                                                    113
         4     Zebra Technologies Corp., Class A*                                        248
               -----------------------------------------------------------------------------
                                                                                      11,160
               -----------------------------------------------------------------------------

               CONSTRUCTION -- 0.2%
        11     Apogee Enterprises, Inc.                                                  123
         5     Centex Corp.                                                              549
        23     Champion Enterprises, Inc.*                                               163
         2     Dycom Industries, Inc.*                                                    57
         3     Technip SA (France) (f)                                                   373
               -----------------------------------------------------------------------------
                                                                                       1,265
               -----------------------------------------------------------------------------

               CONSTRUCTION MATERIALS -- 0.2%
         6     ElkCorp                                                                   160
         4     Louisiana-Pacific Corp.*                                                   74
        25     Masco Corp.                                                               694
         2     Universal Forest Products, Inc.                                            78
               -----------------------------------------------------------------------------
                                                                                       1,006
               -----------------------------------------------------------------------------

               CONSUMER PRODUCTS -- 2.6%
        74     Altria Group, Inc.                                                      4,008
         2     Black & Decker Corp.                                                      104
        15     British American Tobacco PLC
               (United Kingdom) (f)                                                      212
         2     Central Garden & Pet Co.*                                                  62
        16     Imperial Tobacco Group PLC
               (United Kingdom) (f)                                                $     311
         2     Jarden Corp.*                                                              55
        56     Procter & Gamble Co.                                                    5,579
        31     Reckitt Benckiser PLC (United Kingdom) (f)                                711
        68     The Gillette Co.                                                        2,509
               -----------------------------------------------------------------------------
                                                                                      13,551
               -----------------------------------------------------------------------------

               CONSUMER SERVICES -- 0.0% ^
         0^^   Arbitron, Inc.*                                                            14
         0^^   Corrections Corp of America*                                                1
         8     Integrated Alarm Services Group, Inc.*                                     69
               -----------------------------------------------------------------------------
                                                                                          84
               -----------------------------------------------------------------------------

               DISTRIBUTION -- 0.1%
        50     Mitsubishi Corp. (Japan) (f)                                              533

               DIVERSIFIED -- 2.7%
       304     General Electric Co.                                                    9,412
       129     Tyco International LTD (Bermuda)                                        3,427
       339     Wharf Holdings LTD (Hong Kong) (f)                                        943
               -----------------------------------------------------------------------------
                                                                                      13,782
               -----------------------------------------------------------------------------

               ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.8%
         2     Agilent Technologies, Inc.*                                                64
         2     Belden, Inc.                                                               33
         2     Cable Design Technologies Corp.*                                           20
         0^^   Electro Scientific Industries, Inc.*                                        7
         4     Encore Wire Corp.*                                                         74
         7     GrafTech International LTD*                                                96
         7     Integrated Electrical Services, Inc.*                                      66
        12     Koninklijke Philips Electronics NV
               (The Netherlands) (f)                                                     346
        10     Kyocera Corp. (Japan) (f)                                                 689
        36     Matsushita Electric Works LTD (Japan) (f)                                 324
       114     Minebea Co., LTD (Japan) (f)                                              584
         1     Photon Dynamics, Inc.*                                                     38
         2     Samsung Electronics Co., LTD
               (South Korea) (f)                                                         696
         2     Samsung SDI Co., LTD (South Korea) (f)                                    196
        23     Sony Corp. (Japan) (f)                                                    801
         6     Thomson SA (France) (f)                                                   136
               -----------------------------------------------------------------------------
                                                                                       4,170
               -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               ENGINEERING SERVICES -- 0.0%^
         3     Chicago Bridge & Iron Co., N.Y.
               Registered Shares (The Netherlands)                                 $      98

               ENTERTAINMENT/LEISURE -- 0.3%
         4     Boyd Gaming Corp.                                                          70
        14     Carnival Corp.                                                            569
        14     Carnival PLC (United Kingdom) (f)                                         570
         1     Penn National Gaming, Inc.*                                                18
        26     TUI AG (Germany)                                                          545
               -----------------------------------------------------------------------------
                                                                                       1,772
               -----------------------------------------------------------------------------

               FINANCIAL SERVICES -- 5.7%
         2     Accredited Home Lenders Holding Co.*                                       72
        13     Aiful Corp. (Japan) (f)                                                   941
         1     American Capital Strategies LTD                                            41
        15     Capital One Financial Corp.                                               895
         1     CapitalSource, Inc.*                                                       24
        25     CIT Group, Inc.                                                           885
       190     Citigroup, Inc.                                                         9,197
        25     Countrywide Financial Corp.                                             1,872
       116     Daiwa Securities Group, Inc. (Japan) (f)                                  799
         4     E*TRADE Group, Inc.* (l)                                                   51
         3     eSpeed, Inc., Class A*                                                     79
        27     Fannie Mae                                                              2,049
         1     Farmer Mac, Class C*                                                       24
        48     Freddie Mac                                                             2,782
         3     Friedman, Billings, Ramsey
               Group, Inc., Class A                                                       61
        20     Goldman Sachs Group, Inc.                                               2,017
        32     Grupo Financiero BBVA Bancomer
               SA de CV(Mexico), ADR*                                                    551
         6     Legg Mason, Inc.                                                          432
        24     Man Group PLC (United Kingdom) (f)                                        640
         1     Marlin Business Services, Inc.*                                            16
        15     MBNA Corp.                                                                373
         8     Merrill Lynch & Co., Inc.                                                 481
        60     Morgan Stanley                                                          3,456
         1     Portfolio Recovery Associates, Inc.*                                       35
        56     The Charles Schwab Corp.                                                  667
        15     Washington Mutual, Inc.                                                   606
               -----------------------------------------------------------------------------
                                                                                      29,046
               -----------------------------------------------------------------------------

               FOOD/BEVERAGE PRODUCTS -- 1.9%
        30     Asahi Breweries LTD (Japan)                                         $     275
         4     Chiquita Brands International, Inc.*                                       83
         2     Coca-Cola Enterprises, Inc.                                                35
        93     Diageo PLC (United Kingdom) (f)                                         1,223
         2     General Mills, Inc.                                                        82
         4     Kellogg Co.                                                               145
        16     PepsiCo, Inc.                                                             755
        16     Sara Lee Corp.                                                            356
         6     Sysco Corp.                                                               238
       176     Tesco PLC (United Kingdom)                                                812
       111     The Coca-Cola Co.                                                       5,632
               -----------------------------------------------------------------------------
                                                                                       9,636
               -----------------------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- 1.9%
         1     Accredo Health, Inc.*                                                      28
         1     Advanced Neuromodulation Systems, Inc.*                                    25
        15     Aetna, Inc.                                                             1,000
        17     Anthem, Inc.*                                                           1,278
        31     Baxter International, Inc.                                                955
         3     Boston Scientific Corp.*                                                  103
         3     Centene Corp.*                                                             81
        19     CIGNA Corp.                                                             1,079
         2     Conceptus, Inc.* (l)                                                       18
         2     Cyberonics, Inc.*                                                          50
         2     Cytyc Corp.*                                                               29
         5     Encore Medical Corp.*                                                      43
        52     Guidant Corp.                                                           3,149
        19     HCA, Inc.                                                                 829
         3     Inveresk Research Group, Inc.*                                             71
         1     Kindred Healthcare, Inc.*                                                  38
         1     LifePoint Hospitals, Inc.*                                                 25
         4     Mariner Health Care, Inc.*                                                 99
         1     Omnicare, Inc.                                                             52
        15     Orthovita, Inc.*                                                           47
         1     PacifiCare Health Systems*                                                 41
         0^^   Pediatrix Medical Group, Inc.*                                             18
         6     STAAR Surgical Co.*                                                        64
         0^^   Synthes-Stratec, Inc. (Switzerland)                                       196
         5     United Surgical Partners International, Inc.*                             161
         5     UnitedHealth Group, Inc.                                                  288
         1     WellPoint Health Networks, Inc.*                                           58
               -----------------------------------------------------------------------------
                                                                                       9,825
               -----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               HOTELS/OTHER LODGING -- 0.1%
        29     Intercontinental Hotels Group PLC
               (United Kingdom)                                                    $     276
         5     La Quinta Corp.*                                                           33
               -----------------------------------------------------------------------------
                                                                                         309
               -----------------------------------------------------------------------------

               INDUSTRIAL COMPONENTS -- 0.1%
        16     SKF AB, Class B (Sweden)                                                  614
         1     SPX Corp.*                                                                 65
               -----------------------------------------------------------------------------
                                                                                         679
               -----------------------------------------------------------------------------

               INSURANCE -- 2.9%
        72     Aegon NV (The Netherlands) (f)                                          1,079
        35     AMBAC Financial Group, Inc.                                             2,419
        18     American International Group, Inc.                                      1,180
         2     Argonaut Group, Inc.*                                                      29
        80     China Life Insurance Co., LTD (China)*                                     65
         1     Direct General Corp.                                                       36
        21     Hartford Financial Services Group, Inc.                                 1,216
         1     HCC Insurance Holdings, Inc.                                               44
        18     ING Groep NV (The Netherlands) (f)                                        422
        16     MBIA, Inc.                                                                971
         6     Protective Life Corp.                                                     219
        98     Prudential PLC (United Kingdom) (f)                                       830
        15     Renaissance Re Holdings LTD (Bermuda)                                     741
         1     Scottish Re Group LTD (Bermuda)                                            11
         4     St. Paul Companies, Inc.                                                  139
         1     StanCorp Financial Group, Inc.                                             57
         6     Swiss Reinsurance Co. (Switzerland) (f)                                   403
        60     The Allstate Corp.                                                      2,590
         6     Torchmark Corp.                                                           269
        67     Travelers Property Casualty Corp., Class A                              1,128
        14     UnumProvident Corp.                                                       227
         2     W.R. Berkley Corp.                                                         65
        14     Willis Group Holdings LTD (United Kingdom)                                480
         3     Zurich Financial Services AG
               (Switzerland)* (f)                                                        390
               -----------------------------------------------------------------------------
                                                                                      15,010
               -----------------------------------------------------------------------------

               INTERNET SERVICES/SOFTWARE -- 0.4%
         3     At Road, Inc.*                                                             40
         5     CNET Networks, Inc.*                                                       32
         1     EarthLink, Inc.*                                                           10
        30     eBay, Inc.*                                                         $   1,936
         2     Lionbridge Technologies, Inc.*                                             23
         7     Network Associates, Inc.*                                                  99
               -----------------------------------------------------------------------------
                                                                                       2,140
               -----------------------------------------------------------------------------

               LEASING -- 0.0% ^
         1     GATX Corp.                                                                 34

               MACHINERY & ENGINEERING EQUIPMENT -- 0.5%
         3     Applied Industrial Technologies, Inc.                                      65
        17     Atlas Copco AB (Sweden), Class A (f)                                      602
         0^^   Deere & Co.                                                                26
         2     Ingersoll-Rand Co., LTD (Bermuda),
               Class A                                                                   163
         2     Kennametal, Inc.                                                           60
       280     Kubota Corp. (Japan) (f)                                                1,161
         6     Nordson Corp.                                                             190
         5     UNOVA, Inc.*                                                              126
               -----------------------------------------------------------------------------
                                                                                       2,393
               -----------------------------------------------------------------------------

               MANUFACTURING -- 0.6%
         6     3M Co.                                                                    544
        47     BBA Group PLC (United Kingdom) (f)                                        211
        10     Cooper Industries LTD, Class A                                            602
         6     Eaton Corp.                                                               670
         6     General Cable Corp.*                                                       51
         2     Honeywell International, Inc.                                              57
        12     ITT Industries, Inc.                                                      880
         2     Joy Global, Inc.                                                           45
         7     Walter Industries, Inc.                                                    88
         1     Wilson Greatbatch Technologies, Inc.*                                      42
               -----------------------------------------------------------------------------
                                                                                       3,190
               -----------------------------------------------------------------------------

               METALS/MINING -- 0.6%
        53     Alcoa, Inc.                                                             1,995
         4     Arch Coal, Inc.                                                           132
         4     Commercial Metals Co.                                                     110
         2     Mueller Industries, Inc.*                                                  79
         2     Precision Castparts Corp.                                                  94
         1     Valmont Industries, Inc.                                                   34
       108     WMC Resources LTD (Australia)* (f)                                        458
               -----------------------------------------------------------------------------
                                                                                       2,902
               -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               MULTI-MEDIA -- 2.4%
         3     Emmis Communications Corp., Class A*                                $      78
        48     Fox Entertainment Group, Inc., Class A*                                 1,399
        17     Gannett Co., Inc.                                                       1,489
         3     Gray Television, Inc.                                                      48
         3     Insight Communications Co., Inc.* (l)                                      35
         2     Journal Register Co.*                                                      45
        15     Liberty Media Corp., Class A*                                             178
         1     Media General, Inc., Class A                                               67
        94     News Corp., LTD (Australia)                                               710
         9     Sirius Satellite Radio, Inc.* (l)                                          29
         9     Societe Television Francaise 1 (France) (f)                               332
        10     The E.W. Scripps Co., Class A                                             924
        57     The Walt Disney Co.                                                     1,318
        28     Time Warner, Inc.*                                                        504
        12     Tribune Co.                                                               630
       106     Viacom, Inc., Class B                                                   4,719
         0^^   Young Broadcasting, Inc., Class A*                                         10
               -----------------------------------------------------------------------------
                                                                                      12,515
               -----------------------------------------------------------------------------

               OFFICE/BUSINESS EQUIPMENT -- 0.1%
         1     Global Imaging Systems, Inc.*                                              16
         1     Herman Miller, Inc.                                                        33
        21     Ricoh Co., LTD (Japan) (f)                                                416
               -----------------------------------------------------------------------------
                                                                                         465
               -----------------------------------------------------------------------------

               OIL & GAS -- 3.7%
        31     Anadarko Petroleum Corp.                                                1,577
        15     Baker Hughes, Inc.                                                        470
        26     ChevronTexaco Corp.                                                     2,282
       264     CNOOC LTD (Hong Kong) (f)                                                 521
        39     ConocoPhillips                                                          2,544
        27     Cooper Cameron Corp.*                                                   1,251
        23     Devon Energy Corp.                                                      1,336
         2     Energen Corp.                                                              69
        20     ENI-Ente Nazionale Idrocarburi SPA (Italy) (f)                            388
         2     ENSCO International, Inc.*                                                 65
        92     Exxon Mobil Corp.                                                       3,774
         2     FMC Technologies, Inc.*                                                    37
         6     Global Industries LTD*                                                     30
         3     Gulf Island Fabrication, Inc.*                                             48
         1     Lone Star Technologies*                                                    17
         3     LUKOIL (Russia), ADR                                                      240
         1     Maverick Tube Corp.*                                                $      24
         1     ONEOK, Inc.                                                                28
         1     Patterson-UTI Energy, Inc.*                                                20
        34     Petroleo Brasileiro SA (Brazil), ADR                                      909
         2     Premcor, Inc.*                                                             61
        12     Pride International, Inc.*                                                227
        35     Rowan Companies, Inc.*                                                    804
         2     Spinnaker Exploration Co.*                                                 60
         2     Stone Energy Corp.*                                                        76
         9     Total SA (France) (f)                                                   1,656
         8     Unocal Corp.                                                              309
         4     Valero Energy Corp.                                                       199
         2     W-H Energy Services, Inc.*                                                 25
         0^^   Westport Resources Corp.*                                                  10
               -----------------------------------------------------------------------------
                                                                                      19,057
               -----------------------------------------------------------------------------

               PACKAGING -- 0.1%
        47     Crown Holdings, Inc.*                                                     428
         3     Silgan Holdings, Inc.*                                                    145
               -----------------------------------------------------------------------------
                                                                                         573
               -----------------------------------------------------------------------------

               PAPER/FOREST PRODUCTS -- 0.2%
        15     Bowater, Inc.                                                             672
         5     Caraustar Industries, Inc.*                                                69
         3     Georgia-Pacific Corp.                                                      86
               -----------------------------------------------------------------------------
                                                                                         827
               -----------------------------------------------------------------------------

               PHARMACEUTICALS -- 5.2%
        19     Abbott Laboratories                                                       890
         3     Able Laboratories, Inc.*                                                   49
        11     Adolor Corp.*                                                             211
         1     Amylin Pharmaceuticals, Inc.*                                              28
        18     AstraZeneca PLC (United Kingdom) (f)                                      880
        10     AtheroGenics, Inc.*                                                       155
        22     Bristol-Myers Squibb Co.                                                  638
         4     Cubist Pharmaceuticals, Inc.*                                              54
         5     Cypress Bioscience, Inc.*                                                  77
        53     Eli Lilly & Co.                                                         3,703
         2     Esperion Therapeutics, Inc.*                                               85
        31     Forest Laboratories, Inc.*                                              1,945
        43     Fujisawa Pharmaceutical Co., LTD (Japan)                                  917
        58     GlaxoSmithKline PLC (United Kingdom) (f)                                1,328

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               PHARMACEUTICALS -- CONTINUED
        43     Johnson & Johnson                                                   $   2,228
         5     Ligand Pharmaceuticals, Inc.,
               Class B* (l)                                                               73
         3     Medicines Co.*                                                             98
        44     Merck & Co., Inc.                                                       2,019
         0^^   NBTY, Inc.*                                                                10
         1     Neurocrine Biosciences, Inc.*                                              28
       188     Pfizer, Inc.                                                            6,652
        11     Roche Holding AG (Switzerland) (f)                                      1,090
         4     Sanofi-Synthelabo SA (France) (f)                                         330
        12     Schering AG (Germany)                                                     626
        21     Sepracor, Inc.*                                                           499
         1     Taro Pharmaceutical Industries LTD (Israel)*                               52
        57     Wyeth                                                                   2,405
               -----------------------------------------------------------------------------
                                                                                      27,070
               -----------------------------------------------------------------------------

               PIPELINES -- 0.1%
        70     Dynegy, Inc., Class A (l)                                                 297
        18     El Paso Corp.                                                             147
               -----------------------------------------------------------------------------
                                                                                         444
               -----------------------------------------------------------------------------

               PRINTING & PUBLISHING -- 0.0% ^
         2     The McGraw-Hill Companies, Inc.                                           112

               REAL ESTATE -- 0.0%
        41     City Developments LTD (Singapore) (f)                                     146

               REAL ESTATE INVESTMENT TRUST -- 0.3%
         1     Agree Realty Corp.                                                         18
         0^^   Alexandria Real Estate Equities, Inc.                                      14
         2     American Home Mortgage Investment Corp.                                    38
         2     Annaly Mortgage Management, Inc.                                           38
         2     Anworth Mortgage Asset Corp.                                               22
         1     Capital Automotive Real Estate
               Investment Trust                                                           35
         5     CarrAmerica Realty Corp. (l)                                              155
         0^^   Chelsea Property Group, Inc.                                               23
         0^^   Cousins Properties, Inc.                                                   12
         0^^   Developers Diversified Realty Corp.                                        15
         2     Equity Office Properties Trust                                             52
         1     General Growth Properties, Inc.                                            29
         2     Highwoods Properties, Inc.                                                 53
         4     Lexington Corporate Properties Trust                                       75
         4     MFA Mortgage Investments, Inc.                                      $      40
         2     Post Properties, Inc.                                                      45
         2     Prentiss Properties Trust                                                  73
        13     ProLogis                                                                  418
         0^^   Regency Centers Corp.                                                      15
         4     The Rouse Co.                                                             166
         2     United Dominion Realty Trust, Inc.                                         37
         2     Ventas, Inc.                                                               43
         1     Weingarten Realty Investors                                                25
               -----------------------------------------------------------------------------
                                                                                       1,441
               -----------------------------------------------------------------------------

               RESTAURANTS/FOOD SERVICES -- 0.4%
         2     Landry's Restaurants, Inc.                                                 39
        52     McDonald's Corp.                                                        1,300
        22     Yum! Brands, Inc.*                                                        763
               -----------------------------------------------------------------------------
                                                                                       2,102
               -----------------------------------------------------------------------------

               RETAILING -- 3.5%
        15     Abercrombie & Fitch Co., Class A* (l)                                     371
         4     AnnTaylor Stores Corp.*                                                   173
         9     Bed Bath & Beyond, Inc.*                                                  394
         4     BJ's Wholesale Club, Inc.*                                                 99
         1     Chico's FAS, Inc.*                                                         20
        44     Compagnie Financiere Richemont AG
               (Switzerland), Class A (f)                                              1,066
         3     CSK Auto Corp.*                                                            52
        52     CVS Corp.                                                               1,866
       104     Dixons Group PLC (United Kingdom) (f)                                     259
        14     Family Dollar Stores                                                      504
        19     Federated Department Stores, Inc.                                         907
         2     Fred's, Inc.                                                               47
        93     Home Depot, Inc.                                                        3,306
         4     Ito-Yokado Co., LTD (Japan) (f)                                           127
        10     Kirkland's, Inc.*                                                         168
        30     Kohl's Corp.*                                                           1,351
         1     Linens 'N Things, Inc.*                                                    37
        16     Lowe's Companies, Inc.                                                    892
         1     Michaels Stores, Inc.                                                      31
        13     Pier 1 Imports, Inc.                                                      286
         1     School Specialty, Inc.*                                                    38
        39     Target Corp.                                                            1,515
        14     The Gap, Inc.                                                             318
        82     Wal-Mart Stores, Inc.                                                   4,360
               -----------------------------------------------------------------------------
                                                                                      18,187
               -----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               SEMI-CONDUCTORS -- 2.4%
        55     Altera Corp.*                                                       $   1,258
        26     Analog Devices, Inc.                                                    1,191
         6     ASE Test LTD (Taiwan)*                                                     92
        11     ChipPAC, Inc., Class A*                                                    82
        14     Credence Systems Corp.*                                                   185
        97     Intel Corp.                                                             3,120
        20     Intersil Corp., Class A                                                   499
         4     Kulicke & Soffa Industries, Inc.*                                          62
         1     Lam Research Corp.*                                                        34
         0^^   Linear Technology Corp.                                                    13
        29     Micron Technology, Inc.*                                                  388
        21     Novellus Systems, Inc.*                                                   896
         3     O2Micro International LTD
               (Cayman Islands)*                                                          65
         1     Photronics, Inc.*                                                          10
        10     QLogic Corp.*                                                             490
         4     Semtech Corp.*                                                             94
        11     STMicroelectronics NV (Switzerland) (f)                                   309
        58     Texas Instruments, Inc.                                                 1,695
       107     United Microelectronics Corp.
               (Taiwan), ADR*                                                            529
         1     Varian Semiconductor Equipment
               Associates, Inc.*                                                          35
        40     Xilinx, Inc.*                                                           1,557
               -----------------------------------------------------------------------------
                                                                                      12,604
               -----------------------------------------------------------------------------

               SHIPPING/TRANSPORTATION -- 0.4%
         3     Burlington Northern Santa Fe Corp.                                         97
         4     Canadian National Railway Co. (Canada)                                    221
         3     CSX Corp.                                                                 108
        24     Norfolk Southern Corp.                                                    561
         4     Union Pacific Corp.                                                       264
        12     United Parcel Service, Inc., Class B                                      929
               -----------------------------------------------------------------------------
                                                                                       2,180
               -----------------------------------------------------------------------------

               STEEL -- 0.4%
        13     Acerinox SA (Spain) (f)                                                   601
         9     POSCO (South Korea), ADR                                                  311
         1     Reliance Steel & Aluminum Co.                                              31
         1     Schnitzer Steel Industries, Inc., Class A                                  39
        32     United States Steel Corp. (l)                                           1,130
               -----------------------------------------------------------------------------
                                                                                       2,112
               -----------------------------------------------------------------------------

               TELECOMMUNICATIONS -- 3.0%
        90     Advanced Info Service PCL
               (Thailand) (f)                                                      $     193
        14     Aeroflex, Inc.*                                                           161
        16     Alcatel SA (France)* (f)                                                  201
         4     AT&T Corp.                                                                 80
        16     BellSouth Corp.                                                           464
         2     Cincinnati Bell, Inc.*                                                      9
         7     Citizens Communications Co.*                                               83
         6     Extreme Networks, Inc.*                                                    47
         4     France Telecom SA (France)* (f)                                           128
       127     Koninklijke KPN NV (The Netherlands)* (f)                                 980
         4     MasTec, Inc.*                                                              53
        10     Nextel Communications, Inc., Class A*                                     267
         0^^   Nippon Telegraph & Telephone Corp.
               (Japan) (f)                                                               532
        96     Nokia OYJ (Finland) (f)                                                 1,638
         5     Nokia OYJ (Finland), ADR                                                   78
        26     Qwest Communications International, Inc.*                                 111
       100     SBC Communications, Inc.                                                2,597
       217     Singapore Telecommunications LTD
               (Singapore) (f)                                                           251
       128     Sprint Corp. - PCS Group* (l)                                             722
        67     Tellabs, Inc.*                                                            564
       121     Verizon Communications, Inc.                                            4,235
       800     Vodafone Group PLC (United Kingdom) (f)                                 1,986
         1     Western Wireless Corp., Class A*                                           12
               -----------------------------------------------------------------------------
                                                                                      15,392
               -----------------------------------------------------------------------------

               TELECOMMUNICATIONS EQUIPMENT -- 0.3%
         2     Advanced Fibre Communications, Inc.*                                       35
         1     Andrew Corp.*                                                              12
         8     Corning, Inc.*                                                             83
        60     Lucent Technologies, Inc.*                                                169
        12     Motorola, Inc.                                                            170
        23     QUALCOMM, Inc.                                                          1,214
         1     Spirent PLC (United Kingdom)* (f)                                           1
         4     Sycamore Networks, Inc.*                                                   23
               -----------------------------------------------------------------------------
                                                                                       1,707
               -----------------------------------------------------------------------------

               TOYS & GAMES -- 0.4%
        34     Hasbro, Inc.                                                              726
        63     Mattel, Inc.                                                            1,214

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               TOYS & GAMES -- CONTINUED
         2     Nintendo Co., LTD (Japan) (f)                                       $     205
               -----------------------------------------------------------------------------
                                                                                       2,145
               -----------------------------------------------------------------------------

               TRANSPORTATION -- 0.0% ^
         3     Kirby Corp.*                                                              112
         4     Overnite Corp.*                                                            82
         2     Werner Enterprises, Inc.                                                   34
               -----------------------------------------------------------------------------
                                                                                         228
               -----------------------------------------------------------------------------

               UTILITIES -- 1.9%
         6     American Electric Power Co., Inc.                                         186
         4     Atmos Energy Corp.                                                         92
        87     Centrica PLC (United Kingdom)                                             329
        15     Consolidated Edison, Inc.                                                 632
         5     E.ON AG (Germany)                                                         296
        26     Edison International                                                      575
         2     Entergy Corp.                                                             137
        27     Iberdrola SA (Spain) (f)                                                  534
        56     PG&E Corp.*                                                             1,566
        41     Pinnacle West Capital Corp.                                             1,661
        25     PPL Corp.                                                               1,072
         6     Public Power Corp. (Greece)                                               142
         4     SCANA Corp.                                                               127
        71     Scottish Power PLC (United Kingdom) (f)                                   473
        11     Sierra Pacific Resources* (l)                                              83
         1     UniSource Energy Corp.                                                     28
        30     Veolia Environnement (France)                                             805
         3     Westar Energy, Inc.                                                        58
        53     XCEL Energy, Inc.                                                         905
               -----------------------------------------------------------------------------
                                                                                       9,701
               -----------------------------------------------------------------------------

               WHOLESALING -- 0.0% ^
         0^^   W.W. Grainger, Inc.*                                                        5
               -----------------------------------------------------------------------------
               Total Common Stocks                                                   324,384
               (Cost $232,715)
               -----------------------------------------------------------------------------

               PREFERRED STOCKS -- 0.0% ^
               ENTERTAINMENT/LEISURE -- 0.0% ^
         2     Six Flags, Inc.                                                            54
               (Cost $31)

               U.S. TREASURY SECURITIES -- 4.7%
               U.S. Treasury Notes & Bonds,
$      500     6.00%, 08/15/04 @                                                   $     515
     5,000     1.50%, 07/31/05 +                                                       4,996
     6,500     2.63%, 11/15/06 +                                                       6,558
       345     3.38%, 11/15/08 +                                                         348
       995     4.25%, 11/15/13 +                                                         994
     1,400     7.25%, 05/15/16 +                                                       1,746
     1,750     7.88%, 02/15/21 +                                                       2,328
     3,000     6.88%, 08/15/25 +                                                       3,670
       595     6.13%, 08/15/29 +                                                         674
     2,635     5.38%, 02/15/31 +                                                       2,748
               -----------------------------------------------------------------------------
               Total U.S. Treasury Securities                                         24,577
               (Cost $24,739)
               -----------------------------------------------------------------------------

               U.S. GOVERNMENT AGENCY SECURITIES -- 0.7%
               Federal Home Loan Mortgage Corp.,
       295     4.25%, 06/15/05                                                           306
       250     6.25%, 07/15/32                                                           272
               Federal National Mortgage Association,
       530     6.40%, 05/14/09                                                           539
     1,875     7.13%, 01/15/30                                                         2,259
               -----------------------------------------------------------------------------
               Total U.S. Government Agency Securities                                 3,376
               (Cost $3,114)
               -----------------------------------------------------------------------------

               FOREIGN GOVERNMENT SECURITIES -- 0.7%
               Federal Republic of Brazil (Brazil),
       320     10.00%, 08/07/11                                                          354
       314     8.00%, 04/15/14                                                           309
       165     12.75%, 01/15/20                                                          210
       179     Republic of Colombia (Colombia),
               9.75%, 04/09/11                                                           201
               Russian Federation (Russia),
       370     8.75%, 07/24/05, Regulation S                                             399
       800     5.00%, 03/31/30, Regulation S, SUB                                        770

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               FOREIGN GOVERNMENT SECURITIES -- CONTINUED
               United Mexican States (Mexico),
$      290     8.38%, 01/14/11                                                     $     344
       100     7.50%, 01/14/12                                                           113
       160     6.38%, 01/16/13, MTN                                                      166
       175     5.88%, 01/15/14                                                           173
       135     11.38%, 09/15/16                                                          191
        75     8.13%, 12/30/19                                                            84
        80     8.13%, 12/30/19                                                            89
       175     8.30%, 08/15/31, MTN                                                      196
               -----------------------------------------------------------------------------
               Total Foreign Government Securities                                     3,599
               (Cost $3,403)
               -----------------------------------------------------------------------------

               STATE AND MUNICIPAL OBLIGATION -- 0.1%
       505     Illinois State, Taxable Pension, GO,
               5.10%, 06/01/33                                                           464
               (Cost $505)
               -----------------------------------------------------------------------------

               CORPORATE NOTES & BONDS -- 10.3%
               AEROSPACE -- 0.0% ^
       115     The Boeing Co., 6.13%, 02/15/33                                           115

               AUTOMOTIVE -- 1.2%
               DaimlerChrysler N.A. Holding Corp.,
       375     4.05%, 06/04/08                                                           372
       345     6.50%, 11/15/13                                                           363
        10     8.50%, 01/18/31                                                            12
       355     Delphi Corp., 6.50%, 08/15/13                                             373
               Ford Motor Credit Co.,
     1,065     7.88%, 06/15/10                                                         1,190
       725     7.00%, 10/01/13                                                           765
       935     General Motors Acceptance Corp.,
               7.25%, 03/02/11                                                         1,026
               General Motors Corp.,
       200     8.25%, 07/15/23                                                           227
       500     8.38%, 07/15/33                                                           580
       425     Hyundai Motor Manufacturing Alabama LLC,
               5.30%, 12/19/08, #                                                        426
       170     Lear Corp., 8.11%, 05/15/09, Ser. B                                       200
        95     TRW Automotive, Inc., 9.38%, 02/15/13                                     109
               -----------------------------------------------------------------------------
                                                                                       5,643
               -----------------------------------------------------------------------------

               BANKING -- 2.3%
$      565     ABN-AMRO North American Holding
               Preferred Capital Repackage Trust I,
               6.52%, 12/29/49, FRN, #                                             $     611
       805     ANZ Capital Trust I, 5.36%, 12/15/53, #                                   804
       525     Bank of America Corp., 3.25%, 08/15/08                                    519
       290     Bank One Corp., 7.88%, 08/01/10                                           348
       395     BNP Paribas Capital Trust, 9.00%,
               12/31/49, FRN, #                                                          494
       220     Branch Banking & Trust Co., 5.20%,
               12/23/15                                                                  218
       250     Cadets Trust, 4.80%, 07/15/13,
               Ser. 2003-1, #                                                            239
       125     Den Norske Bank ASA (Norway), 7.73%,
               12/31/49, FRN, #                                                          146
     1,060     HBOS PLC (United Kingdom), 5.38%,
               12/31/99, FRN, #                                                        1,064
       280     KBC Bank Fund Trust III, 9.86%,
               11/29/49, FRN, #                                                          355
       460     KFW International Finance, Inc., 4.75%,
               01/24/07                                                                  493
       340     Nordbanken AB (Sweden), 8.95%,
               12/31/49, FRN, #                                                          417
       235     Popular North America, Inc., 4.25%,
               04/01/08                                                                  239
       680     Rabobank Capital Funding II, 5.26%,
               12/31/49, #                                                               681
       560     RBS Capital Trust I, 4.71%, 12/29/49, FRN                                 534
        10     RBS Capital Trust II, 6.43%, 12/29/49, FRN                                 10
               Royal Bank of Scotland Group PLC
               (United Kingdom),
        85     7.65%, 08/31/49, FRN                                                      101
       685     7.82%, 12/31/49, Ser. 3                                                   753
       295     Sovereign Bank, 4.38%, 08/01/13, FRN                                      297
       210     Standard Chartered Bank (United Kingdom),
               8.00%, 05/30/31, #                                                        254
       500     SunTrust Bank, 2.50%, 11/01/06                                            501
       230     Swedbank (Sweden), 9.00%,
               12/29/49, FRN, #                                                          283
       545     U.S. Bank N.A., 2.85%, 11/15/06                                           548
       515     Washington Mutual, Inc., 4.00%, 01/15/09                                  516
       145     Wells Fargo & Co., 5.00%, 11/15/14                                        144
        40     Wells Fargo Bank N.A., 6.45%, 02/01/11                                     45

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               BANKING -- CONTINUED
$      595     Westpac Capital Trust III, 5.82%,
               12/31/49, FRN, #                                                    $     614
       270     Zions Bancorp, 6.00%, 09/15/15                                            283
               -----------------------------------------------------------------------------
                                                                                      11,511
               -----------------------------------------------------------------------------

               BROADCASTING/CABLE -- 0.1%
        75     British Sky Broadcasting PLC
               (United Kingdom) (Yankee), 8.20%, 07/15/09                                 89
        95     COX Communications, Inc., 7.75%, 11/01/10                                 113
        75     Mediacom LLC/Mediacom Capital Corp.,
               9.50%, 01/15/13                                                            80
               -----------------------------------------------------------------------------
                                                                                         282
               -----------------------------------------------------------------------------

               CHEMICALS -- 0.2%
        75     Huntsman International LLC, 9.88%, 03/01/09                                82
       325     ICI Wilmington, Inc., 5.63%, 12/01/13                                     327
       115     Lyondell Chemical Co., 10.88%, 05/01/09                                   118
       115     PolyOne Corp., 10.63%, 05/15/10                                           115
               The Dow Chemical Co.,
       270     6.00%, 10/01/12                                                           284
        80     7.38%, 11/01/29                                                            89
               -----------------------------------------------------------------------------
                                                                                       1,015
               -----------------------------------------------------------------------------

               COMPUTER SOFTWARE -- 0.0% ^
        95     Unisys Corp., 6.88%, 03/15/10                                             103

               COMPUTERS/COMPUTER HARDWARE -- 0.0% ^
       200     Electronic Data Systems Corp., 6.00%,
               08/01/13, Ser. B                                                          197

               CONSTRUCTION -- 0.0% ^
        70     D.R. Horton, Inc., 9.75%, 09/15/10                                         83
        35     Pulte Homes, Inc., 6.38%, 05/15/33                                         34
       100     Standard-Pacific Corp., 6.88%, 05/15/11                                   104
               -----------------------------------------------------------------------------
                                                                                         221
               -----------------------------------------------------------------------------

               CONSUMER PRODUCTS -- 0.0% ^
       200     Altria Group, Inc., 7.00%, 11/04/13                                       213

               CONSUMER SERVICES -- 0.1%
        75     Iron Mountain, Inc., 6.63%, 01/01/16                                       73
$      380     Quebecor World, Inc. (Canada), 6.13%,
               11/15/13, #                                                         $     384
               Von Hoffmann Corp.
        40     10.25%, 03/15/09, #                                                        43
        40     10.25%, 03/15/09                                                           43
               -----------------------------------------------------------------------------
                                                                                         543
               -----------------------------------------------------------------------------

               DIVERSIFIED -- 0.3%
               General Electric Capital Corp.,
       520     5.88%, 02/15/12, Ser. A, MTN                                              559
        80     6.75%, 03/15/32, Ser. A, MTN                                               89
       315     Hutchison Whampoa International LTD
               (Hong Kong), 6.25%, 01/24/14, #                                           320
       580     Tyco International Group SA (Luxembourg),
               6.00%, 11/15/13, #                                                        597
               -----------------------------------------------------------------------------
                                                                                       1,565
               -----------------------------------------------------------------------------

               FINANCIAL SERVICES -- 2.1%
               American General Finance Corp.,
       575     3.00%, 11/15/06, Ser. H, MTN                                              579
       315     4.50%, 11/15/07, Ser. H, MTN                                              329
        95     Arch Western Finance LLC, 6.75%, 07/01/13, #                               98
       300     Capital One Bank, 4.88%, 05/15/08                                         309
               Citigroup, Inc.,
       585     7.25%, 10/01/10                                                           682
        55     6.63%, 06/15/32                                                            60
               Goldman Sachs Group, Inc.,
       140     6.60%, 01/15/12                                                           156
       470     4.75%, 07/15/13                                                           458
       400     Household Finance Corp., 4.13%, 12/15/08                                  403
               HSBC Capital Funding LP (Channel Islands),
       210     4.61%, 12/31/49, FRN, #                                                   197
       765     9.55%, 12/31/49, FRN, #                                                   972
       235     ING Capital Funding Trust III, 8.44%,
               12/31/49, FRN                                                             284
       465     Mantis Reef LTD (Australia), 4.69%,
               11/14/08, #                                                               467
       280     Merrill Lynch & Co., Inc., 4.00%, 11/15/07,
               Ser. B, MTN                                                               287
               Morgan Stanley,
        95     5.80%, 04/01/07                                                           103
       675     3.63%, 04/01/08                                                           676

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               FINANCIAL SERVICES -- CONTINUED
$    2,520     Special Purpose Accounts Receivable
               Cooperative Corp. Trust (SPARCS),
               1.49%, 05/23/05, Ser. 2003-6, FRN, #                                $   2,520
     1,532     Targeted Return Index (TRAINS), 8.68%,
               05/15/13, Ser. 2003-1, FRN, #                                           1,695
       150     UFJ Finance AEC (Aruba), 6.75%, 07/15/13                                  160
               -----------------------------------------------------------------------------
                                                                                      10,435
               -----------------------------------------------------------------------------

               HEALTH CARE/HEALTH CARE SERVICES -- 0.2%
        95     Fresenius Medical Care Capital Trust II,
               7.88%, 02/01/08                                                           102
       520     HCA, Inc., 5.25%, 11/06/08                                                529
        35     Medex, Inc., 8.88%, 05/15/13, #                                            38
       115     Tenet Healthcare Corp., 5.00%, 07/01/07                                   111
       320     UnitedHealth Group, Inc., 3.30%, 01/30/08                                 319
               -----------------------------------------------------------------------------
                                                                                       1,099
               -----------------------------------------------------------------------------

               HOTELS/OTHER LODGING -- 0.0% ^
       145     Harrah's Operating Co., Inc., 5.38%,
               12/15/13, #                                                               144

               INSURANCE -- 0.3%
       415     AXA (France), 8.60%, 12/15/30                                             523
       305     Commerce Group, Inc., 5.95%, 12/09/13                                     309
               Nationwide Financial Services, Inc.,
       130     6.25%, 11/15/11                                                           139
       110     5.90%, 07/01/12                                                           115
       220     Prudential Holdings LLC, 8.70%, 12/18/23, #                               281
       205     QBE Insurance Group LTD (Australia),
               5.65%, 07/01/23, FRN, #                                                   195
               -----------------------------------------------------------------------------
                                                                                       1,562
               -----------------------------------------------------------------------------

               MANUFACTURING -- 0.0% ^
       130     Bombardier, Inc. (Canada), 6.75%,
               05/01/12, #                                                               142

               METALS/MINING -- 0.0% ^
        65     Peabody Energy Corp., 6.88%,
               03/15/13, Ser. B                                                           69

               MULTI-MEDIA -- 0.3%
$      419     Comcast Cable Communications
               Holdings, Inc., 8.38%, 03/15/13                                     $     513
        80     Comcast Corp., 7.05%, 03/15/33                                             87
        80     Echostar DBS Corp., 6.38%, 10/01/11, #                                     82
       105     Liberty Media Corp., 5.70%, 05/15/13                                      106
        90     MediaNews Group, Inc., 6.88%, 10/01/13, #                                  92
       115     News America Holdings, Inc.,
               7.75%, 12/01/45                                                           136
               Time Warner, Inc.,
       470     7.63%, 04/15/31                                                           542
       115     7.70%, 05/01/32                                                           134
               -----------------------------------------------------------------------------
                                                                                       1,692
               -----------------------------------------------------------------------------

               OFFICE/BUSINESS EQUIPMENT -- 0.0% ^
               Xerox Corp.,
        40     7.13%, 06/15/10                                                            43
        55     7.63%, 06/15/13                                                            59
               -----------------------------------------------------------------------------
                                                                                         102
               -----------------------------------------------------------------------------

               OIL & GAS -- 0.4%
               Amerada Hess Corp.,
       190     6.65%, 08/15/11                                                           206
        70     7.30%, 08/15/31                                                            72
               Anadarko Finance Co. (Canada),
       225     6.75%, 05/01/11, Ser. B                                                   255
        40     7.50%, 05/01/31, Ser. B                                                    47
       365     BP Capital Markets PLC (United Kingdom),
               2.75%, 12/29/06                                                           366
        75     Chesapeake Energy Corp., 8.13%, 04/01/11                                   83
       160     Conoco Funding Co. (Canada),
               7.25%, 10/15/31                                                           189
        85     Devon Financing Corp. ULC, 7.88%, 09/30/31                                102
       380     Enterprise Products Partners LP,
               7.50%, 02/01/11                                                           424
        75     Occidental Petroleum Corp., 6.75%, 01/15/12                                85
       150     Transocean, Inc., 6.63%, 04/15/11                                         167
        60     Valero Energy Corp., 6.88%, 04/15/12                                       66
       260     Weatherford International LTD (Bermuda),
               4.95%, 10/15/13                                                           256
               -----------------------------------------------------------------------------
                                                                                       2,318
               -----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
               PACKAGING -- 0.1%
$       90     Crown European Holdings SA (France),
               9.50%, 03/01/11                                                     $     102
               Owens-Brockway Glass Container, Inc.,
       150     8.88%, 02/15/09                                                           164
        65     7.75%, 05/15/11                                                            70
               -----------------------------------------------------------------------------
                                                                                         336
               -----------------------------------------------------------------------------

               PAPER/FOREST PRODUCTS -- 0.1%
       185     Abitibi-Consolidated, Inc. (Canada) (Yankee),
               6.00%, 06/20/13                                                           177
       345     Domtar, Inc. (Canada) (Yankee),
               5.38%, 12/01/13                                                           341
        20     Georgia-Pacific Corp., 7.38%, 07/15/08                                     22
       160     Tembec Industries, Inc. (Canada), 8.50%,
               02/01/11                                                                  166
        50     Westvaco Corp., 8.20%, 01/15/30                                            59
               -----------------------------------------------------------------------------
                                                                                         765
               -----------------------------------------------------------------------------

               PHARMACEUTICALS -- 0.1%
       195     Schering-Plough Corp., 5.30%, 12/01/13                                    198
               Wyeth,
       275     5.50%, 02/01/14                                                           279
       170     6.45%, 02/01/24                                                           174
               -----------------------------------------------------------------------------
                                                                                         651
               -----------------------------------------------------------------------------

               PIPELINES -- 0.2%
       150     Duke Capital Corp., 6.25%, 02/15/13                                       158
               Kinder Morgan Energy Partners LP
        65     7.40%, 03/15/31                                                            74
       120     7.30%, 08/15/33                                                           136
       330     Plains All American Pipeline LP/PAA
               Finance Corp., 5.63%, 12/15/13, #                                         334
        38     Transcontinental Gas Pipe LN,
               8.88%, 07/15/12, Ser. B                                                    45
        37     Williams Companies, Inc., 8.13%, 03/15/12                                  41
               -----------------------------------------------------------------------------
                                                                                         788
               -----------------------------------------------------------------------------

               REAL ESTATE INVESTMENT TRUST -- 0.0% ^
       210     iStar Financial, Inc., 6.00%, 12/15/10                                    214

               RETAILING -- 0.2%
$       95     Federated Department Stores, Inc.,
               7.00%, 02/15/28                                                     $     104
        90     Kroger Co., 8.00%, 09/15/29                                               108
       540     Safeway, Inc., 4.13%, 11/01/08                                            538
        50     The May Department Stores Co.,
               6.90%, 01/15/32                                                            54
       245     Toys R US, Inc., 7.38%, 10/15/18                                          245
       110     Wal-Mart Stores, Inc., 6.55%, 08/10/04                                    113
               -----------------------------------------------------------------------------
                                                                                       1,162
               -----------------------------------------------------------------------------

               SHIPPING/TRANSPORTATION -- 0.0% ^
        15     Burlington Northern Santa Fe Corp.,
               7.08%, 05/13/29                                                            17
        95     Teekay Shipping Corp. (Bahamas),
               8.88%, 07/15/11                                                           108
               -----------------------------------------------------------------------------
                                                                                         125
               -----------------------------------------------------------------------------

               STEEL -- 0.0% ^
       115     United States Steel Corp., 9.75%, 05/15/10                                129

               TELECOMMUNICATIONS -- 1.0%
               AT&T Corp.,
         5     6.00%, 03/15/09                                                             5
       260     8.00%, 11/15/31                                                           304
               AT&T Wireless Services, Inc.,
       290     7.88%, 03/01/11                                                           336
        10     8.13%, 05/01/12                                                            12
       125     British Telecom PLC (United Kingdom),
               8.38%, 12/15/10                                                           152
       250     Citizens Communications Co.,
               9.25%, 05/15/11                                                           296
               Deutsche Telekom International Finance BV
               (The Netherlands),
       265     8.50%, 06/15/10                                                           320
       155     5.25%, 07/22/13                                                           157
       125     8.75%, 06/15/30                                                           160
               France Telecom (France),
       230     7.75%, 03/01/11                                                           276
       130     9.75%, 03/01/31                                                           173
       120     Koninklijke KPN NV (The Netherlands),
               8.00%, 10/01/10                                                           144

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               TELECOMMUNICATIONS -- CONTINUED
$       80     Nextel Communications, Inc.,
               7.38%, 08/01/15                                                     $      86
               Sprint Capital Corp.,
       455     7.63%, 01/30/11                                                           510
       350     8.75%, 03/15/32                                                           413
       255     TCI Communications, Inc., 7.88%, 02/15/26                                 298
       645     Telecom Italia Capital SA (Luxembourg),
               4.00%, 11/15/08, #                                                        648
       285     Verizon Global Funding Corp.,
               7.75%, 12/01/30                                                           335
       195     Verizon New York, Inc., 6.88%,
               04/01/12, Ser. A                                                          216
       170     Vodafone Group PLC (United Kingdom),
               7.88%, 02/15/30                                                           209
               -----------------------------------------------------------------------------
                                                                                       5,050
               -----------------------------------------------------------------------------

               UTILITIES -- 1.1%
       305     AEP Texas Central Co.,
               5.50%, 02/15/13, Ser. D                                                   312
       245     Alabama Power Co., 2.80%, 12/01/06                                        246
       190     Arizona Public Service Co., 4.65%, 05/15/15                               179
        95     Calpine Corp., 8.75%, 07/15/13, #                                          93
       125     Columbus Southern Power Co.,
               5.50%, 03/01/13, Ser. C                                                   129
               Constellation Energy Group, Inc.,
       120     6.35%, 04/01/07                                                           131
        35     4.55%, 06/15/15                                                            32
               Consumers Energy Co.,
       265     5.38%, 04/15/13, #                                                        266
       190     6.00%, 02/15/14, #                                                        198
       435     Dominion Resources, Inc.,
               8.13%, 06/15/10, Ser. A                                                   523
       135     DTE Energy Co., 6.38%, 04/15/33                                           132
               Duke Energy Corp.,
        30     3.75%, 03/05/08                                                            30
       185     6.25%, 01/15/12                                                           200
       130     FirstEnergy Corp., 7.38%, 11/15/31, Ser. C                                133
       220     MidAmerican Energy Co., 6.75%, 12/30/31                                   238
               National Rural Utilities Cooperative
               Finance Corp.,
       335     3.88%, 02/15/08                                                           340
       205     7.25%, 03/01/12, Ser. C, MTN                                              239
$      285     PacifiCorp, 4.30%, 09/15/08                                         $     291
               Pepco Holdings, Inc.,
       235     6.45%, 08/15/12                                                           256
        90     7.45%, 08/15/32                                                           103
               Progress Energy, Inc.,
        15     7.10%, 03/01/11                                                            17
       100     6.85%, 04/15/12                                                           111
       115     Reliant Resources, Inc., 9.50%, 07/15/13, #                               123
       160     TXU Australia Holdings Partnership LP
               (Australia),                                                              166
               6.15%, 11/15/13, #
       275     TXU Energy Co., 7.00%, 03/15/13                                           304
       290     Virginia Electric and Power Co., 4.50%,
               12/15/10                                                                  292
               -----------------------------------------------------------------------------
                                                                                       5,084
               -----------------------------------------------------------------------------
               Total Corporate Notes & Bonds                                          53,275
               (Cost $50,906)
               -----------------------------------------------------------------------------

               RESIDENTIAL MORTGAGE BACKED SECURITIES -- 6.5%
               COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
       942     Countrywide Home Loans, Inc.,
               5.50%, 08/25/33, Ser. 2003-29, Class A1                                   947
       445     Federal Home Loan Mortgage Corp.,
               6.00%, 02/01/33, Ser. 244, IO                                              89
       935     Federal National Mortgage Association,
               6.00%, 11/01/32, Ser. 328, Class 2, IO                                    185
       968     MASTR Asset Securitization Trust,
               5.50%, 09/25/33, Ser. 2003-8, Class 1A1                                   969
               RESI Finance LP (Cayman Islands),
       596     2.72%, 07/10/35, Ser. 2003-B, Class B3,
               FRN, #                                                                    608
       797     2.57%, 09/10/35, Ser. 2003-C, Class B3,
               FRN, #                                                                    799
       199     2.77%, 09/10/35, Ser. 2003-C, Class B4,
               FRN, #                                                                    200
       659     Residential Asset Securities Corp., 1.46%,
               11/25/33, Ser. 2003-KS9, Class A2B, FRN                                   658
     1,968     SACO I, Inc., 7.00%, 08/25/36, Ser. 1997-2,
               Class 1A5, #                                                            2,016
               -----------------------------------------------------------------------------
                                                                                       6,471
               -----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               MORTGAGE BACKED PASS-THROUGH SECURITIES -- 5.3%
               Federal Home Loan Mortgage Corp.,
$    1,525     6.90%, 12/01/10, Gold Pool W10004                                   $   1,730
     4,500     5.50%, 01/15/33, TBA                                                    4,553
               Federal National Mortgage Association,
     3,000     5.00%, 01/25/33, TBA                                                    2,968
     2,500     5.50%, 01/25/33, TBA                                                    2,532
     9,000     6.00%, 01/25/33, TBA                                                    9,302
     6,000     Government National Mortgage Association,
               5.50%, 01/15/33, TBA                                                    6,099
               -----------------------------------------------------------------------------
                                                                                      27,184
               -----------------------------------------------------------------------------
               Total Residential Mortgage
               Backed Securities                                                      33,655
               (Cost $33,260)
               -----------------------------------------------------------------------------

               COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.0%
               Bear Stearns Commercial Mortgage Securities,
       385     6.48%, 02/15/35, Ser. 2001-TOP2, Class A2                                 431
     2,500     4.74%, 03/13/40, Ser. 2003-T10, Class A2                                2,498
               Credit Suisse First Boston Mortgage
               Securities Corp.,
        90     7.29%, 09/15/09, Ser. 1999-C1, Class A2                                   103
       865     3.94%, 05/15/38, Ser. 2003-C3, Class A5                                   812
     1,370     LB-UBS Commercial Mortgage Trust, 4.93%,
               09/15/35, Ser. 2003-C7, Class A4                                        1,379
               -----------------------------------------------------------------------------
               Total Commercial Mortgage Backed Securities                             5,223
               (Cost $5,235)
               -----------------------------------------------------------------------------

               ASSET BACKED SECURITIES -- 5.3%
               American Express Credit Account Master Trust,
       250     1.69%, 01/15/09, Ser. 2003-4, Class A                                     245
       600     1.27%, 09/15/09, Ser. 2002-1, Class A, FRN                                601
               AmeriCredit Automobile Receivables Trust,
       315     2.75%, 10/09/07, Ser. 2003-CF, Class A3                                   318
     1,040     1.39%, 12/06/07, Ser. 2003-DM,
               Class A3B, FRN                                                          1,041
       510     3.48%, 05/06/10, Ser. 2003-CF, Class A4                                   518
       430     2.84%, 08/06/10, Ser. 2003-DM, Class A4                                   429
               Bank One Issuance Trust,
     1,040     1.21%, 02/17/09, Ser. 2003-A5,
               Class A5, FRN                                                           1,041
     1,025     2.30%, 12/15/10, Ser. 2003-C2,
               Class C2, FRN                                                           1,029
               Capital Auto Receivables Asset Trust,
$      970     1.20%, 02/15/07, Ser. 2003-2,
               Class A3B, FRN                                                      $     970
       625     1.96%, 01/15/09, Ser. 2003-2, Class A4A                                   610
       210     Capital One Auto Finance Trust, 3.18%,
               09/15/10, Ser. 2003-B, Class A4                                           210
       935     Capital One Master Trust, 4.60%,
               08/17/09, Ser. 2001-8A, Class A                                           981
               Capital One Multi-Asset Execution Trust,
       870     2.95%, 08/17/09, Ser. 2003-A6, Class A6                                   876
     1,145     3.65%, 07/15/11, Ser. 2003-A4, Class A4                                 1,145
       505     Carmax Auto Owner Trust, 3.07%, 10/15/10,
               Ser. 2003-2, Class A4                                                     505
       420     Citibank Credit Card Issuance Trust,
               5.00%, 06/10/15, Ser. 2003-C4, Class C4                                   403
               Countrywide Asset-Backed Certificates,
       360     3.61%, 04/25/30, Ser. 2003-5, Class AF3                                   362
       325     5.41%, 01/25/34, Ser. 2003-5, Class MF1                                   329
       220     Daimler Chrysler Auto Trust, 2.88%,
               10/08/09, Ser. 2003-A, Class A4                                           221
       605     Discover Card Master Trust I, 1.21%,
               05/16/07, Ser. 2002-5, Class A, FRN                                       605
        69     EQCC Home Equity Loan Trust, 6.41%,
               12/15/04, Ser. 1997-3, Class A8                                            70
       890     First USA Credit Card Master Trust, 1.46%,
               11/20/06, Ser. 2001- 2, Class B, FRN                                      890
     1,730     Household Automotive Trust, 4.37%,
               12/17/08, Ser. 2001-3, Class A4                                         1,785
     1,200     Long Beach Mortgage Loan Trust, 1.48%,
               08/25/33, Ser. 2003-4, Class AV3, FRN                                   1,199
       255     M&I Auto Loan Trust, 2.97%, 04/20/09,
               Ser. 2003-1, Class A4                                                     256
       885     MBNA Credit Card Master Note Trust, 5.75%,
               10/15/08, Ser. 2001-A1, Class A1                                          952
       470     Morgan Stanley Auto Loan Trust, 2.17%,
               04/15/11, Ser. 2003-HB1, Class A2                                         464
               Onyx Acceptance Grantor Trust,
       320     3.20%, 03/15/10, Ser. 2003-D, Class A4                                    320
       450     2.66%, 05/17/10, Ser. 2003-C, Class A4                                    448
               Option One Mortgage Loan Trust,
       838     1.56%, 02/25/33, Ser. 2003-1, Class A2, FRN                               840
       428     1.46%, 08/25/33, Ser. 2003-5, Class A2, FRN                               427

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL
AMOUNT
(USD)          ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

               ASSET BACKED SECURITIES -- CONTINUED
               Residential Asset Securities Corp.,
$      376     1.39%, 07/25/32, Ser. 2002-KS4,
               Class AIIB, FRN                                                     $     376
       852     1.43%, 07/25/33, Ser. 2003-KS5,
               Class AIIB, FRN                                                           850
     1,790     SLM Student Loan Trust, 2.99%,
               12/15/22, Ser. 2003-11, Class A5, #                                     1,794
       525     Triad Auto Receivables Owner Trust, 3.20%,
               12/13/10, Ser. 2003-B, Class A4                                           528
               Volkswagon Auto Loan Enhanced Trust,
     1,510     1.93%, 01/20/10, Ser. 2003-1, Class A4                                  1,479
       615     2.94%, 03/22/10, Ser. 2003-2, Class A4                                    616
               Wachovia Asset Securitization, Inc.,
       512     1.57%, 12/25/32, Ser. 2002-HE2,
               Class A, FRN                                                              513
       770     1.40%, 06/25/33, Ser. 2003-HE2,
               Class AII1, FRN                                                           770
       335     WFS Financial Owner Trust, 3.15%,
               05/20/11, Ser. 2003-4, Class A4                                           337
               -----------------------------------------------------------------------------
               Total Asset Backed Securities                                          27,353
               (Cost $27,313)
               -----------------------------------------------------------------------------

SHARES
--------------------------------------------------------------------------------------------
               INVESTMENT COMPANY-- 0.0% ^
         2     Technology Investment Capital Corp.                                        30
               (Cost $29)
               -----------------------------------------------------------------------------
               Total Long Term Investments                                           475,990
               (Cost $381,250)
               -----------------------------------------------------------------------------

UNITS
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 8.3%

               OPTIONS-- 0.0% ^
     4,800     Call Option on Interest Rate Swap,
               expiring 1/09/04, if exercised the Fund pays
               Floating 3 Month LIBOR and receives
               Fixed 4.53%, European Style                                                 8

    27,300     Call Option on Interest Rate Swap,
               expiring 1/13/04, if exercised the Fund pays
               Floating 3 Month LIBOR and receives
               Fixed 2.45%, European Style                                         $       6

     4,871     Put Option on Interest Rate Swap,
               expiring 03/08/04,
               if exercised the Fund pays Fixed 4.65%
               and receives Floating 3 Month LIBOR,
               European Style                                                            111
               -----------------------------------------------------------------------------
               Total Options                                                             125
               (Cost $216)
               -----------------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------------------
               COMMERCIAL PAPER -- 1.6%
$    2,600     Cafco LLC, 1.08%, 02/11/04 +                                            2,597
     2,900     Eureka Securitization, Inc., 1.09%,
               01/07/04 +                                                              2,899
     2,600     Sheffield Receivables Corp., 1.09%,
               01/16/04                                                                2,599
               -----------------------------------------------------------------------------
               Total Commercial Paper                                                  8,095
               (Cost $8,095)
               -----------------------------------------------------------------------------

SHARES
--------------------------------------------------------------------------------------------
               MONEY MARKET FUND -- 6.7%
    35,046     JPMorgan Prime Money Market Fund (a) +                                 35,046
               (Cost $35,046)
               -----------------------------------------------------------------------------
               Total Short Term Investments                                           43,266
               (Cost $43,357)
               -----------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%                                         $ 519,256
               (COST $424,607)
               -----------------------------------------------------------------------------
SHARES         COLLATERAL INVESTMENTS                                                  VALUE
--------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (c)
     1,359     Merrill Lynch Premier Fund                                          $   1,359
     1,360     Reserve Primary Fund                                                    1,360
               -----------------------------------------------------------------------------
                                                                                   $   2,719
               -----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SUMMARY OF INVESTMENTS BY COUNTRY, DECEMBER 31, 2003

          COUNTRY                               % OF INVESTMENT SECURITIES
          ----------------------------------------------------------------
          United States                                               84.4%
          United Kingdom                                               3.4
          Japan                                                        2.1
          France                                                       1.3
          Switzerland                                                  1.1
          Bermuda                                                      1.0
          The Netherlands                                              0.9
          Germany                                                      0.6
          Hong Kong                                                    0.5
          Other (below 0.5%)                                           4.7
          ----------------------------------------------------------------
          Total                                                      100.0%
--------------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                            NOTIONAL              UNREALIZED
NUMBER OF                                                                   VALUE AT            APPRECIATION
CONTRACTS DESCRIPTION                            EXPIRATION DATE      12/31/03 (USD)     (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------
          SHORT FUTURES OUTSTANDING
(26)      Treasury Bills                             March, 2004          $  (2,842)             $       4
(24)      2 Year Treasury Notes                      March, 2004             (5,137)                   (21)
(30)      5 Year Treasury Notes                      March, 2004             (3,349)                   (21)
(209)     10 Year Treasury Notes                     March, 2004            (23,464)                   (23)

SEE NOTES TO FINANCIAL STATEMENTS.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                     NET UNREALIZED
                                SETTLEMENT     SETTLEMENT          VALUE AT            APPRECIATION
     CONTRACTS TO BUY                 DATE    VALUE (USD)    12/31/03 (USD)    (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------
               EUR for
         412   GBP                 2/25/04   $        520**    $        519**          $         (1)
               EUR for
         320   SEK                 2/25/04            396**             403**                     7
       2,174   AUD                 2/25/04          1,537             1,628                      91
         653   EUR                 2/25/04            788               822                      34
         889   GBP                 2/25/04          1,503             1,585                      82
       2,989   HKD                 2/25/04            386               385                      (1)
     123,676   JPY                 2/25/04          1,139             1,155                      16
       2,044   NOK                 2/25/04            292               307                      15
       2,805   SEK                 2/25/04            365               389                      24
---------------------------------------------------------------------------------------------------
                                             $      6,926      $      7,193            $        267
---------------------------------------------------------------------------------------------------

                                                                                     NET UNREALIZED
                                SETTLEMENT     SETTLEMENT          VALUE AT            APPRECIATION
    CONTRACTS TO SELL                 DATE    VALUE (USD)    12/31/03 (USD)    (DEPRECIATION) (USD)
---------------------------------------------------------------------------------------------------
       1,828   CHF                 2/25/04   $      1,383      $      1,480            $        (97)
       1,048   EUR                 2/25/04          1,241             1,321                     (80)
         274   GBP                 2/25/04            469               488                     (19)
      13,052   HKD                 2/25/04          1,686             1,684                       2
      73,750   JPY                 2/25/04            675               689                     (14)
         542   SGD                 2/25/04            315               319                      (4)
---------------------------------------------------------------------------------------------------
                                             $      5,769      $      5,981            $       (212)
---------------------------------------------------------------------------------------------------

** For cross-currency exchange contracts, the Settlement Value is the market value at 12/31/03 of the currency being sold and the Value at 12/31/03 is the market value at 12/31/03 of the currency being bought.

OPTIONS

UNITS                                                                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------
          CALL OPTIONS WRITTEN
(10,000)  Call Option on FNMA, 30 Year, 5.50%, strike price of 101.50, expiring 01/07/04, European Style           $       (16)
(27,300)  Call Option on Interest Rate Swap, expiring 1/13/04, if exercised the Fund pays Fixed 2.20% and
          receives Floating 3 Month LIBOR, European Style                                                                   --^^
             Total Call Options Written                                                                            $       (16)
------------------------------------------------------------------------------------------------------------------------------
          PUT OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------------------
(10,000)  Put Option on FNMA, 30 Year, 5.50%, strike price of 100.84, expiring 03/08/04, European Style                   (102)
------------------------------------------------------------------------------------------------------------------------------
             Total Put Options Written                                                                             $      (102)
------------------------------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SWAP CONTRACTS

                                                                                                      UNDERLYING      UNREALIZED
                                                                                      EXPIRATION        NOTIONAL    APPRECIATION
DESCRIPTIONS                                                                                DATE           VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
Interest Rate Swap with Morgan Stanley Capital Services, swap rate lock on 10 Year Forward Contract, rate less 4.75,
the Fund pays negative, receives positive                                               01/07/04   $       3,063   $         (21)

Swap - price lock with Lehman Brothers Special Financing, on 30 Year
FNMA, 5.50%, TBA 1/04, price less 100.06, the Fund pays negative,
receives positive.                                                                      01/07/04          16,500             217

Swap - price lock with Lehman Brothers Special Financing on 30 Year
FNMA, 6.00%, TBA 1/04, price less 103.13, the Fund pays negative,
receives positive.                                                                      01/07/04          15,500              44

Swap - price lock with Credit Suisse First Boston International on
U.S. Treasury Note, 4.25%, 11/15/13, price less 99.56,
the Fund pays positive, receives negative.                                              01/12/04           4,770             (12)

Swap - price lock with Citibank N.A. on U.S. Treasury Note,
4.38%, 08/15/12, price less 102.64, the Fund pays positive, receives negative.          01/21/04           5,705              48

Swap - price lock with Lehman Brothers Special Financing, on
FNMA, 6.63%, 09/15/09, price less 114.15, the Fund pays negative,
receives positive.                                                                      01/22/04           4,200             (11)

Swap - price lock with Lehman Brothers Special Financing, on 15 Year
FNMA, 5.00%, TBA 2/04, price less 100.30, the Fund pays negative,
receives positive.                                                                      02/11/04          13,000             188

Total Return Swap with Citibank N.A. on Lehman AAA 8.5 CMBS Index,
Fund pays 1 month LIBOR, receives 50.00 bps.                                            02/27/04           3,000             195

Swap Rate Lock with Credit Suisse First Boston International on 10 Year
Forward Contract, rate less 4.78, the Fund pays negative, receives positive             03/22/04           3,200              (1)

Swap Rate Lock with Credit Suisse First Boston International on 5 Year
Forward Contract, rate less 3.90, the Fund pays positive, receives negative.            03/22/04           5,800              13

Total Return Swap with Bank of America on Bank of America AAA 10 Year
CMBS Index, Fund pays 1 month LIBOR, receives 65.00 bps.                                06/30/04           5,700             (43)

Total Return Swap with UBS AG on Lehman AAA 8.5 CMBS Index, Fund pays
1 month LIBOR, receives 65.00 bps.                                                      07/01/04           4,000              (2)

Swap -Forward Rate Agreement with Lehman Brothers Special Financing,
the Fund pays 3 Month LIBOR, receives 1.40%                                             09/15/04          81,700              (6)

Swap -Forward Rate Agreement with Merrill Lynch Capital Services,
 the Fund pays 3 Month LIBOR, receives 1.44%                                            09/15/04          48,520               1

Swap -Forward Rate Agreement with Citibank N.A., the Fund pays 3 Month
LIBOR, receives 1.47%                                                                   09/15/04          32,350               3

Swap -Forward Rate Agreement with Merrill Lynch Capital Services,
the Fund pays 3 Month LIBOR, receives 1.60%                                             09/15/04          32,590              14

Swap -Forward Rate Agreement with Lehman Brothers Special Financing,
the Fund pays 3 Month LIBOR, receives 1.74%                                             12/15/04          49,000              (2)

Swap -Forward Rate Agreement with Lehman Brothers Special Financing,
the Fund pays 3 Month LIBOR, receives 1.77%                                             12/15/04          96,405               4

Interest Rate Swap with Lehman Brothers Special Financing on 3 Month
USD LIBOR, with semi annual payment of 3.73% on USD 30/360,
 Fund pays negative, receives positive                                                  09/15/09           4,500             (13)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN EQUITY GROWTH FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

   SHARES   ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.3%

            COMMON STOCKS -- 99.3%

            AEROSPACE -- 3.1%
       23   United Technologies Corp.                                 $    2,161

            APPAREL -- 1.3%
       13   Nike, Inc., Class B                                              883

            BANKING -- 1.5%
       18   Fifth Third Bancorp                                            1,064

            BIOTECHNOLOGY -- 4.9%
       18   Amgen, Inc.*                                                   1,088
       41   Gilead Sciences, Inc.*                                         2,366
            --------------------------------------------------------------------
                                                                           3,454
            --------------------------------------------------------------------

            BUSINESS SERVICES -- 1.9%
       32   First Data Corp.                                               1,315

            COMPUTER NETWORKS -- 5.1%
      135   Cisco Systems, Inc.*                                           3,276
       19   Juniper Networks, Inc.*                                          359
            --------------------------------------------------------------------
                                                                           3,635
            --------------------------------------------------------------------

            COMPUTER SOFTWARE -- 9.4%
        4   Adobe Systems, Inc.                                              173
       15   Mercury Interactive Corp.*                                       744
       95   Microsoft Corp.                                                2,616
       57   Oracle Corp.*                                                    754
       20   Red Hat, Inc.*                                                   374
       23   Take-Two Interactive Software, Inc.*                             654
       36   VERITAS Software Corp.*                                        1,319
            --------------------------------------------------------------------
                                                                           6,634
            --------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 3.1%
       64   Dell, Inc.*                                                    2,180

            CONSUMER PRODUCTS -- 1.7%
       24   Colgate-Palmolive Co.                                          1,206

            CONSUMER SERVICES -- 3.6%
        3   Career Education Corp.*                                          128
        4   Regis Corp.                                               $      174
       58   Weight Watchers International, Inc.*                           2,237
            --------------------------------------------------------------------
                                                                           2,539
            --------------------------------------------------------------------

            DIVERSIFIED -- 4.1%
       94   General Electric Co.                                           2,912

            FINANCIAL SERVICES -- 6.4%
       15   Goldman Sachs Group, Inc.                                      1,481
       20   Legg Mason, Inc.                                               1,505
       61   MBNA Corp.                                                     1,523
            --------------------------------------------------------------------
                                                                           4,509
            --------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 2.2%
       31   The Coca-Cola Co.                                              1,588

            HEALTH CARE/HEALTH CARE SERVICES -- 3.0%
       36   Guidant Corp.                                                  2,137

            INSURANCE -- 2.0%
       20   AMBAC Financial Group, Inc.                                    1,388

            INTERNET SERVICES/SOFTWARE -- 5.5%
       76   InterActiveCorp*                                               2,592
       38   Symantec Corp.*                                                1,310
            --------------------------------------------------------------------
                                                                           3,902
            --------------------------------------------------------------------

            MANUFACTURING -- 2.6%
       22   Illinois Tool Works, Inc.                                      1,829

            MULTI-MEDIA -- 3.6%
       24   The Walt Disney Co.                                              565
       45   Viacom, Inc., Class B                                          2,010
            --------------------------------------------------------------------
                                                                           2,575
            --------------------------------------------------------------------

            PHARMACEUTICALS -- 12.7%
       28   Eli Lilly & Co.                                                1,952
       57   Johnson & Johnson                                              2,956
       13   Millennium Pharmaceuticals, Inc.*                                233
       80   Pfizer, Inc.                                                   2,833

                                              SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES   ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PHARMACEUTICALS -- CONTINUED
       14   Sepracor, Inc.*                                           $      330
       15   Wyeth                                                            637
            --------------------------------------------------------------------
                                                                           8,941
            --------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 1.2%
       25   Yum! Brands, Inc.*                                               843

            RETAILING -- 10.3%
        7   Advanced Auto Parts, Inc.*                                       537
       43   Bed Bath & Beyond, Inc.*                                       1,860
       13   CDW Corp.                                                        739
       45   Family Dollar Stores                                           1,611
       48   Wal-Mart Stores, Inc.                                          2,542
            --------------------------------------------------------------------
                                                                           7,289
            --------------------------------------------------------------------

            SEMI-CONDUCTORS -- 9.2%
       46   Altera Corp.*                                                  1,049
      124   Intel Corp.                                                    3,993
       26   Linear Technology Corp.                                        1,085
        9   Novellus Systems, Inc.*                                          370
            --------------------------------------------------------------------
                                                                           6,497
            --------------------------------------------------------------------

            TELECOMMUNICATIONS -- 0.9%
       39   Nokia OYJ (Finland), ADR                                         656
            --------------------------------------------------------------------
            Total Common Stocks                                           70,137
            (Cost $67,204)
            --------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 0.7%

            MONEY MARKET FUND -- 0.7%
      484   JPMorgan Prime Money Market Fund (a)                      $      484
            (Cost $484)

            TOTAL INVESTMENTS -- 100.0%                               $   70,621
            (COST $67,688)
            --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES   ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.7%

            COMMON STOCKS -- 98.7%

            AGRICULTURAL PRODUCTION/SERVICES -- 1.4%
       14   Monsanto Co.                                              $      397
       14   UST, Inc.                                                        503
            --------------------------------------------------------------------
                                                                             900
            --------------------------------------------------------------------

            APPAREL -- 1.7%
       26   VF Corp.                                                       1,129

            APPLIANCES & HOUSEHOLD DURABLES -- 0.5%
        5   Whirlpool Corp.                                                  363

            AUTOMOTIVE -- 1.1%
       22   Genuine Parts Co.                                                714

            BANKING -- 18.7%
       26   Bank of America Corp.                                          2,091
       17   BB&T Corp.                                                       668
       29   Compass Bancshares, Inc.                                       1,140
        5   FleetBoston Financial Corp.                                      218
       16   New York Community Bancorp, Inc.                                 624
       20   North Fork Bancorporation, Inc.                                  801
       38   SouthTrust Corp.                                               1,227
       21   SunTrust Banks, Inc.                                           1,495
       25   TCF Financial Corp.                                            1,284
       42   The Bank of New York Co., Inc.                                 1,404
       45   U.S. Bancorp                                                   1,328
            --------------------------------------------------------------------
                                                                          12,280
            --------------------------------------------------------------------

            BUSINESS SERVICES -- 1.6%
       25   Deluxe Corp.                                                   1,033

            CHEMICALS -- 0.6%
        6   PPG Industries, Inc.                                             365

            COMPUTERS/COMPUTER HARDWARE -- 1.2%
       36   Hewlett-Packard Co.                                              817

            CONSTRUCTION MATERIALS -- 1.0%
       14   Vulcan Materials Co.                                             680

            CONSUMER PRODUCTS -- 3.8%
       35   Altria Group, Inc.                                        $    1,916
        8   Fortune Brands, Inc.                                             572
            --------------------------------------------------------------------
                                                                           2,488
            --------------------------------------------------------------------

            DIVERSIFIED -- 0.7%
       15   General Electric Co.                                             465

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
        6   Emerson Electric Co.                                             356

            FINANCIAL SERVICES -- 7.4%
       22   Charter One Financial, Inc.                                      743
       51   Citigroup, Inc.                                                2,499
       18   Freddie Mac                                                    1,050
       15   Washington Mutual, Inc.                                          618
            --------------------------------------------------------------------
                                                                           4,910
            --------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 2.0%
       24   Kellogg Co.                                                      914
       18   Sara Lee Corp.                                                   391
            --------------------------------------------------------------------
                                                                           1,305
            --------------------------------------------------------------------

            INSURANCE -- 7.5%
       21   Chubb Corp.                                                    1,417
        8   Hartford Financial Services Group, Inc.                          490
       17   IPC Holdings LTD (Bermuda)                                       654
       14   Marsh & McLennan Companies, Inc.                                 666
       15   SAFECO Corp.                                                     596
       19   The Allstate Corp.                                               800
       10   Willis Group Holdings LTD (United Kingdom)                       330
            --------------------------------------------------------------------
                                                                           4,953
            --------------------------------------------------------------------

            MANUFACTURING -- 2.0%
       10   Cooper Industries LTD, Class A                                   597
       22   Honeywell International, Inc.                                    735
            --------------------------------------------------------------------
                                                                           1,332
            --------------------------------------------------------------------

            MULTI-MEDIA -- 1.2%
        4   Gannett Co., Inc.                                                374
        6   Knight Ridder, Inc.                                              434
            --------------------------------------------------------------------
                                                                             808
            --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES   ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            OIL & GAS -- 12.4%
       24   ChevronTexaco Corp.                                       $    2,093
       27   ConocoPhillips                                                 1,757
       12   Equitable Resources, Inc.                                        511
       73   Exxon Mobil Corp.                                              2,988
       25   Questar Corp.                                                    879
            --------------------------------------------------------------------
                                                                           8,228
            --------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 1.7%
       19   Plum Creek Timber Co., Inc.                                      579
       13   Rayonier, Inc.                                                   554
            --------------------------------------------------------------------
                                                                           1,133
            --------------------------------------------------------------------

            PHARMACEUTICALS -- 1.2%
       17   Merck & Co., Inc.                                                776

            PIPELINES -- 0.5%
        6   Kinder Morgan, Inc.                                              355

            REAL ESTATE -- 1.6%
       17   Brascan Corp. (Canada), Class A (l)                              528
       18   Brookfield Properties Corp. (Canada)                             514
            --------------------------------------------------------------------
                                                                           1,042
            --------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 6.7%
        8   Boston Properties, Inc.                                          390
        9   iStar Financial, Inc.                                            350
        9   Kimco Realty Corp.                                               380
       16   Manufactured Home Communities, Inc.                              587
       28   ProLogis                                                         906
       10   PS Business Parks, Inc. (l)                                      413
        7   Public Storage, Inc.                                             317
       15   Regency Centers Corp.                                            582
       14   Shurgard Storage Centers, Inc., Class A                          523
            --------------------------------------------------------------------
                                                                           4,448
            --------------------------------------------------------------------

            RETAILING -- 1.1%
       26   The May Department Stores Co.                                    756

            TELECOMMUNICATIONS -- 7.7%
       34   Alltel Corp.                                                   1,593
       42   BellSouth Corp.                                                1,186
       27   SBC Communications, Inc.                                  $      706
       46   Verizon Communications, Inc.                                   1,600
            --------------------------------------------------------------------
                                                                           5,085
            --------------------------------------------------------------------

            TOYS & GAMES -- 1.1%
       38   Mattel, Inc.                                                     732

            UTILITIES -- 11.8%
       27   AGL Resources, Inc.                                              786
       16   Dominion Resources, Inc.                                       1,027
       37   DPL, Inc.                                                        779
       11   DTE Energy Co.                                                   441
       16   Energy East Corp.                                                365
       14   Entergy Corp.                                                    783
       20   KeySpan Corp.                                                    736
       17   Pepco Holdings, Inc.                                             332
       20   Pinnacle West Capital Corp.                                      812
       18   PPL Corp.                                                        788
       17   SCANA Corp.                                                      575
       12   Wisconsin Energy Corp.                                           385
            --------------------------------------------------------------------
                                                                           7,809
            --------------------------------------------------------------------
            Total Common Stocks                                           65,262
            (Cost $54,818)
            --------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 1.3%

            MONEY MARKET FUND -- 1.3%
      845   JPMorgan Prime Money Market Fund (a)                             845
            (Cost $845)
            --------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                               $   66,107
            (COST $55,663)
            --------------------------------------------------------------------

   SHARES   COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
       24   Merrill Lynch Premier Fund                                $       24
       23   Reserve Primary Fund                                              23
            --------------------------------------------------------------------
                                                                      $       47
            --------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES   ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 97.3%

            COMMON STOCKS -- 97.3%

            AEROSPACE -- 1.7%
       63   Lockheed Martin Corp.                                     $    3,218
       49   United Technologies Corp.                                      4,671
            --------------------------------------------------------------------
                                                                           7,889
            --------------------------------------------------------------------

            APPAREL -- 1.1%
       47   Jones Apparel Group, Inc.                                      1,657
       49   Nike, Inc., Class B                                            3,347
            --------------------------------------------------------------------
                                                                           5,004
            --------------------------------------------------------------------

            AUTOMOTIVE -- 1.2%
       54   General Motors Corp.                                           2,883
       23   Johnson Controls, Inc.                                         2,693
            --------------------------------------------------------------------
                                                                           5,576
            --------------------------------------------------------------------

            BANKING -- 3.8%
       54   FleetBoston Financial Corp.                                    2,353
       62   KeyCorp                                                        1,806
       33   SunTrust Banks, Inc.                                           2,349
      308   U.S. Bancorp                                                   9,160
       41   Wells Fargo & Co.                                              2,409
            --------------------------------------------------------------------
                                                                          18,077
            --------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.7%
       80   Amgen, Inc.*                                                   4,926
       39   Gilead Sciences, Inc.*                                         2,281
       32   MedImmune, Inc.*                                                 803
            --------------------------------------------------------------------
                                                                           8,010
            --------------------------------------------------------------------

            BUSINESS SERVICES -- 3.1%
      226   Accenture LTD (Bermuda), Class A*                              5,945
      101   First Data Corp.                                               4,130
      161   SunGard Data Systems, Inc.*                                    4,450
            --------------------------------------------------------------------
                                                                          14,525
            --------------------------------------------------------------------

            CHEMICALS -- 1.8%
       62   Eastman Chemical Co.                                           2,431
      160   Praxair, Inc.                                                  6,127
            --------------------------------------------------------------------
                                                                           8,558
            --------------------------------------------------------------------

            COMPUTER NETWORKS -- 2.3%
      385   Cisco Systems, Inc.*                                      $    9,348
       77   Juniper Networks, Inc.*                                        1,440
            --------------------------------------------------------------------
                                                                          10,788
            --------------------------------------------------------------------

            COMPUTER SOFTWARE -- 3.7%
       30   Electronic Arts, Inc.*                                         1,429
       76   Mercury Interactive Corp.*                                     3,677
      349   Microsoft Corp.                                                9,615
       68   SAP AG (Germany), ADR                                          2,834
            --------------------------------------------------------------------
                                                                          17,555
            --------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 3.0%
      115   Dell, Inc.*                                                    3,908
      262   Hewlett-Packard Co.                                            6,018
       48   International Business Machines Corp.                          4,403
            --------------------------------------------------------------------
                                                                          14,329
            --------------------------------------------------------------------

            CONSUMER PRODUCTS -- 4.8%
      141   Altria Group, Inc.                                             7,684
       97   Procter & Gamble Co.                                           9,656
      146   The Gillette Co.                                               5,354
            --------------------------------------------------------------------
                                                                          22,694
            --------------------------------------------------------------------

            DIVERSIFIED -- 5.1%
      440   General Electric Co.                                          13,644
      383   Tyco International LTD (Bermuda)                              10,156
            --------------------------------------------------------------------
                                                                          23,800
            --------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 0.4%
       48   Carnival Corp.                                                 1,895

            FINANCIAL SERVICES -- 11.0%
       24   Capital One Financial Corp.                                    1,465
       98   CIT Group, Inc.                                                3,533
      410   Citigroup, Inc.                                               19,920
       50   Countrywide Financial Corp.                                    3,774
      155   Freddie Mac                                                    9,055
       36   Goldman Sachs Group, Inc.                                      3,514
       35   Legg Mason, Inc.                                               2,701
       91   Morgan Stanley                                                 5,255
      162   The Charles Schwab Corp.                                       1,920
            --------------------------------------------------------------------
                                                                          51,137
            --------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES   ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            FOOD/BEVERAGE PRODUCTS -- 2.6%
       48   PepsiCo, Inc.                                             $    2,244
      200   The Coca-Cola Co.                                             10,129
            --------------------------------------------------------------------
                                                                          12,373
            --------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 3.1%
       14   Aetna, Inc.                                                      973
       24   Anthem, Inc.*                                                  1,799
       37   Baxter International, Inc.                                     1,132
       27   CIGNA Corp.                                                    1,544
       96   Guidant Corp.                                                  5,756
       42   HCA, Inc.                                                      1,813
       28   UnitedHealth Group, Inc.                                       1,641
            --------------------------------------------------------------------
                                                                          14,658
            --------------------------------------------------------------------

            INSURANCE -- 4.4%
      118   AMBAC Financial Group, Inc.                                    8,162
      126   RenaissanceRe Holdings LTD
            (Bermuda) (l)                                                  6,185
      149   Travelers Property Casualty Corp.,
            Class A                                                        2,503
      119   Willis Group Holdings LTD
            (United Kingdom)                                               4,044
            --------------------------------------------------------------------
                                                                          20,894
            --------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 0.8%
       61   eBay, Inc.*                                                    3,959

            MANUFACTURING -- 1.6%
       42   Cooper Industries LTD, Class A                                 2,427
       23   Eaton Corp.                                                    2,505
       35   ITT Industries, Inc.                                           2,575
            --------------------------------------------------------------------
                                                                           7,507
            --------------------------------------------------------------------

            METALS/MINING -- 0.8%
      104   Alcoa, Inc.                                                    3,967

            MULTI-MEDIA -- 4.5%
       93   Fox Entertainment Group, Inc., Class A*                        2,699
       22   Gannett Co., Inc.                                              1,953
       41   The E.W. Scripps Co., Class A                                  3,879
       57   The Walt Disney Co.                                            1,323
      252   Viacom, Inc., Class B                                         11,202
            --------------------------------------------------------------------
                                                                          21,056
            --------------------------------------------------------------------

            OIL & GAS -- 6.0%
       83   Anadarko Petroleum Corp.                                  $    4,240
       32   ChevronTexaco Corp.                                            2,804
       45   ConocoPhillips                                                 2,971
      105   Cooper Cameron Corp.*                                          4,898
       85   Devon Energy Corp.                                             4,848
      126   Exxon Mobil Corp.                                              5,146
       71   Rowan Companies, Inc.* (l)                                     1,647
       52   Unocal Corp.                                                   1,904
            --------------------------------------------------------------------
                                                                          28,458
            --------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 0.3%
       28   Bowater, Inc. (l)                                              1,287

            PHARMACEUTICALS -- 8.3%
      101   Eli Lilly & Co.                                                7,103
       61   Forest Laboratories, Inc.*                                     3,764
      150   Johnson & Johnson                                              7,741
       42   Merck & Co., Inc.                                              1,931
      338   Pfizer, Inc.                                                  11,945
       57   Sepracor, Inc.*                                                1,364
      116   Wyeth                                                          4,923
            --------------------------------------------------------------------
                                                                          38,771
            --------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 0.8%
       83   McDonald's Corp.                                               2,071
       47   Yum! Brands, Inc.*                                             1,629
            --------------------------------------------------------------------
                                                                           3,700
            --------------------------------------------------------------------

            RETAILING -- 6.1%
       65   CVS Corp.                                                      2,344
       64   Family Dollar Stores                                           2,302
       54   Federated Department Stores, Inc.                              2,531
      193   Home Depot, Inc.                                               6,858
       69   Kohl's Corp.*                                                  3,101
      126   Target Corp.                                                   4,833
      128   Wal-Mart Stores, Inc.                                          6,790
            --------------------------------------------------------------------
                                                                          28,759
            --------------------------------------------------------------------

            SEMI-CONDUCTORS -- 4.1%
      110   Altera Corp.*                                                  2,488
       56   Analog Devices, Inc.                                           2,548
      165   Intel Corp.                                                    5,304


SEE NOTES TO FINANCIAL STATEMENTS.

   SHARES   ISSUER                                                         VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            SEMI-CONDUCTORS -- CONTINUED
       88   Intersil Corp., Class A (l)                               $    2,184
       60   Novellus Systems, Inc.*                                        2,531
      146   Texas Instruments, Inc.                                        4,281
            --------------------------------------------------------------------
                                                                          19,336
            --------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 1.2%
       29   Canadian National Railway Co. (Canada)                         1,854
       36   Norfolk Southern Corp.                                           851
       38   United Parcel Service, Inc., Class B                           2,833
            --------------------------------------------------------------------
                                                                           5,538
            --------------------------------------------------------------------

            TELECOMMUNICATIONS -- 3.3%
       33   AT&T Corp. +                                                     665
       39   Nokia OYJ (Finland), ADR                                         656
      175   SBC Communications, Inc.                                       4,557
      350   Sprint Corp. - PCS Group* (l)                                  1,966
      169   Tellabs, Inc.*                                                 1,426
      184   Verizon Communications, Inc.                                   6,444
            --------------------------------------------------------------------
                                                                          15,714
            --------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 0.9%
       67   Corning, Inc.*                                                   701
      101   Motorola, Inc.                                                 1,424
       40   QUALCOMM, Inc.                                                 2,135
            --------------------------------------------------------------------
                                                                           4,260
            --------------------------------------------------------------------

            TOYS & GAMES -- 0.9%
      134   Hasbro, Inc.                                                   2,852
       69   Mattel, Inc.                                                   1,328
            --------------------------------------------------------------------
                                                                           4,180
            --------------------------------------------------------------------

            UTILITIES -- 2.9%
       81   Consolidated Edison, Inc.                                 $    3,467
      155   Pinnacle West Capital Corp.                                    6,205
       88   PPL Corp.                                                      3,863
            --------------------------------------------------------------------
                                                                          13,535
            --------------------------------------------------------------------
            Total Common Stocks                                          457,789
            (Cost $361,705)
            --------------------------------------------------------------------

PRINCIPAL
  AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.7%

            U.S. TREASURY SECURITY -- 0.2%
$     950   U.S. Treasury Notes & Bonds, 1.75%,                              955
            12/31/04 @ +
            (Cost $954)

SHARES
--------------------------------------------------------------------------------
            MONEY MARKET FUND -- 2.5%
   11,777   JPMorgan Prime Money Market Fund (a) +                        11,777
            (Cost $11,777)
            Total Short-Term Investments                                  12,732
            (Cost $12,731)
            --------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                               $  470,521
            (COST $374,436)
            --------------------------------------------------------------------

   SHARES   COLLATERAL INVESTMENTS                                         VALUE
--------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
    1,877   Merrill Lynch Premier Fund                                $    1,877
    1,878   AIM Short Term Investment Co.                                  1,878
            --------------------------------------------------------------------
                                                                      $    3,755
            --------------------------------------------------------------------

 FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                        NOTIONAL            UNREALIZED
NUMBER OF                                                                               VALUE AT          APPRECIATION/
CONTRACTS   DESCRIPTION                                          EXPIRATION DATE  12/31/03 (USD)   (DEPRECIATION) (USD)
-----------------------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
51          S&P 500 Index                                            March, 2004      $   14,160                $   477

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*      -- Non-income producing security.
^      -- Amount rounds to less than 0.1%.
^^     -- Amount rounds to less than one thousand.
+      -- All or a portion of this security is segregated with the custodian for
          TBA, when issued, options, futures, delayed delivery securities or swaps.
#      -- All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.
@      -- Security is fully or partially segregated with the broker as initial margin for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by JPMorgan Investment Management Inc.
(c)    -- Investment of cash collateral for portfolio securities on loan.
(f) -- Fair valued investment. The following are apporximatley the market value and percentage of the investments that are fair valued (amounts in thousands):

          FUND     MARKET VALUE        PERCENTAGE
          ---------------------------------------
          DF       $     46,423              8.94%

(l) -- Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
ADR    -- American Depositary Receipt.
AUD    -- Australian Dollar.
CHF    -- Swiss Franc.
CMBS   -- Collateralized Mortgage Backed Security.
EUR    -- Euro.
FNMA   -- Federal National Mortgage Association.
FRA    -- Forward Rate Agreement
FRN    -- Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2003.
GBP    -- Great Britain Pound.
GDR    -- Global Depositary Receipt.
GO     -- General Obligation Bond.
HKD    -- Hong Kong Dollar.
IO     -- Interest Only.
JPY    -- Japanese Yen.
LIBOR  -- London Interbank Offered Rate.
MTN    -- Medium Term Note.
NOK    -- Norwegian Krone.
SEK    -- Swedish Krona.
Ser.   -- Series.
SGD    -- Singapore Dollar.
SUB    -- Step-Up Bond. The rate shown is the rate in effect as of December 31,
          2003.
TBA    -- To Be Announced.
USD    -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003
(Amounts in thousands, except per share amounts)

                                                     DISCIPLINED
                                                          EQUITY   DIVERSIFIED
                                                            FUND          FUND
ASSETS
Investment securities, at value                      $   605,658   $   519,256
Investments held as collateral for
securities lending program                                    --         2,719
Cash                                                          65           489
Foreign currency, at value                                    --             7
Receivables:
    Investment securities sold                                --        41,539
    Fund shares sold                                         262         2,017
    Interest and dividends                                   884         1,704
    Foreign tax reclaim                                       --           172
    Variation margin                                          16            --
    Unrealized appreciation on forward
    foreign currency exchange contracts                       --           271
    Unrealized appreciation on open
    swap contracts                                            --           727
    Securities lending (net)                                   1            --^
    Expense reimbursements                                     3             1
------------------------------------------------------------------------------
Total Assets                                             606,889       568,902
------------------------------------------------------------------------------

LIABILITIES
Payables:
    Investment securities purchased                           --        66,610
    Collateral for securities
    lending program                                           --         2,719
    Fund shares redeemed                                   1,007        16,869
    Variation margin                                          --            40
    Unrealized depreciation on forward
    foreign currency exchange contracts                       --           216
    Outstanding options written,
    at fair value                                             --           118
    Unrealized depreciation on open
    swap contracts                                            --           111
Accrued liabilities:
    Investment advisory fees                                 127           186
    Administration fees                                       --             8
    Shareholder servicing fees                                51            35
    Distribution fees                                         --            19
    Custodian fees                                            35            57
    Trustees' fees - deferred
    compensation plan                                          2            32
    Other                                                    158           143
------------------------------------------------------------------------------
Total Liabilities                                          1,380        87,163
------------------------------------------------------------------------------
NET ASSETS                                               605,509       481,739
------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                     DISCIPLINED
                                                          EQUITY   DIVERSIFIED
                                                            FUND          FUND
NET ASSETS
Paid in capital                                          970,461       499,131
Accumulated undistributed
(overdistributed) net investment income                       13          (365)
Accumulated net realized gain (loss)
on investments, futures, foreign
exchange transactions, options
and swaps                                               (532,402)     (112,382)
Net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations, options
and swaps                                                167,437        95,355
------------------------------------------------------------------------------
Total Net Assets                                     $   605,509   $   481,739
------------------------------------------------------------------------------

Shares of beneficial interest outstanding ($0.001
par value; unlimited number of shares authorized):
    Class A                                                  142         3,596
    Class B                                                   --         1,131
    Class C                                                   --            56
    Institutional                                         30,975        21,955
    Select                                                 5,736        10,889
    Ultra                                                  8,011            --
Net Asset Value:
    Class A (and redemption price)                   $     13.50   $     12.79
    Class B*                                         $        --   $     12.79
    Class C*                                         $        --   $     12.80
    Institutional (and redemption price)             $     13.49   $     12.80
    Select (and redemption price)                    $     13.51   $     12.81
    Ultra Shares (and redemption price)              $     13.50   $        --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $     14.32   $     13.57
Cost of investments                                  $   438,375   $   424,607
Cost of foreign currency                             $        --   $         7
------------------------------------------------------------------------------
Premiums received from options written               $        --   $       176
------------------------------------------------------------------------------

 * Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         EQUITY       EQUITY
                                                         GROWTH       INCOME   U.S. EQUITY
                                                           FUND         FUND         FUND
ASSETS
Investment securities, at value                      $   70,621   $   66,107   $   470,521
Investments held as collateral for
securities lending program                                   --           47         3,755
Cash                                                         --           26            65
Receivables:
    Investment securities sold                              164        1,059         2,151
    Fund shares sold                                         81           20           389
    Interest and dividends                                   55          141           543
    Variation margin                                         --           --            37
    Securities lending (net)                                 --           --^           --^
    Expense reimbursements                                   --            3             1
------------------------------------------------------------------------------------------
Total Assets                                             70,921       67,403       477,462
------------------------------------------------------------------------------------------

LIABILITIES
Payables:
    Distributions                                            --^          --           155
    Investment securities purchased                         393          610           644
    Collateral for securities
    lending program                                          --           47         3,755
    Fund shares redeemed                                     57           85           272
Accrued liabilities:
    Investment advisory fees                                 21           17           156
    Administration fees                                       5            3            23
    Shareholder servicing fees                                9           11            67
    Distribution fees                                         6            7            32
    Custodian fees                                           11           11            19
    Trustees' fees - deferred
    compensation plan                                        23           26            47
    Other                                                    77           72           156
------------------------------------------------------------------------------------------
Total Liabilities                                           602          889         5,326
------------------------------------------------------------------------------------------
NET ASSETS                                               70,319       66,514       472,136
------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         EQUITY       EQUITY
                                                         GROWTH       INCOME   U.S. EQUITY
                                                           FUND         FUND         FUND
NET ASSETS
Paid in capital                                         131,217       75,656       488,464
Accumulated undistributed
(overdistributed) net investment income                     (23)          (5)          (48)
Accumulated net realized gain (loss)
on investments and futures                              (63,808)     (19,581)     (112,842)
Net unrealized appreciation
(depreciation) of investments and futures                 2,933       10,444        96,562
------------------------------------------------------------------------------------------
Total Net Assets                                     $   70,319   $   66,514   $   472,136
------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding ($0.001
par value; unlimited number of shares authorized):
    Class A                                                 726          536         4,983
    Class B                                                 334          310         2,963
    Class C                                                  33          117           521
    Institutional                                            --           --         7,562
    Select                                                1,444        1,415        31,221
Net Asset Value:
    Class A (and redemption price)                   $    27.56   $    27.99   $     10.01
    Class B*                                         $    27.00   $    27.95   $      9.95
    Class C*                                         $    26.98   $    27.93   $      9.95
    Institutional (and redemption price)             $       --   $       --   $      9.99
    Select (and redemption price)                    $    27.99   $    27.97   $      9.99
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                        $    29.24   $    29.70   $     10.62
------------------------------------------------------------------------------------------
Cost of investments                                  $   67,688   $   55,663   $   374,436
------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003
(Amounts in thousands)

                                                     DISCIPLINED
                                                          EQUITY   DIVERSIFIED
                                                            FUND          FUND
INVESTMENT INCOME
Interest                                             $        18   $     6,028
Dividend                                                  14,133         6,657
Dividend income from affiliated
investments*                                                 115           423
Securities lending (net)                                      12             8
Other income                                                  --            --
Foreign taxes withheld                                        --          (286)
------------------------------------------------------------------------------
Total investment income                                   14,278        12,830
------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                   2,329         3,036
Administration fees                                        1,272           828
Shareholder servicing fees                                   886           977
Distribution fees                                              6           166
Custodian fees                                               202           382
Interest expense                                              --            10
Printing and postage                                          67            44
Professional fees                                             98           134
Registration expenses                                        161            57
Transfer agent fees                                          100           229
Trustees' fees                                                10             7
Other                                                         61            48
------------------------------------------------------------------------------
Total expenses                                             5,192         5,918
------------------------------------------------------------------------------
Less amounts waived                                        1,319         1,320
Less earnings credits                                          1             1
Less expense reimbursements                                   27            24
------------------------------------------------------------------------------
    Net expenses                                           3,845         4,573
------------------------------------------------------------------------------
Net investment income (loss)                              10,433         8,257
------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                     DISCIPLINED
                                                          EQUITY   DIVERSIFIED
                                                            FUND          FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                           11,124        21,886
    Futures                                                1,834          (716)
    Foreign exchange contracts                                --           545
    Options                                                   --           144
    Swaps                                                     --          (279)
Change in net unrealized
appreciation/depreciation of:
    Investments                                          196,821        74,931
    Futures                                                  277           454
    Foreign currency translations                             --           137
    Options                                                   --           (96)
    Swaps                                                     --           851

Net realized and unrealized gain (loss)
on investments, futures, foreign
exchange transactions, options
and swaps                                                210,056        97,857
------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $   220,489   $   106,114
------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees:                  $        17   $        64
------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         EQUITY       EQUITY
                                                         GROWTH       INCOME   U.S. EQUITY
                                                           FUND         FUND          FUND
INVESTMENT INCOME
Interest                                             $       --   $       --   $        14
Dividend                                                    721        2,366         6,259
Dividend income from affiliated
investments*                                                  9            7            94
Securities lending (net)                                     --            2            16
Other income                                                 --           --            --
Foreign taxes withheld                                       (6)          (1)           --
------------------------------------------------------------------------------------------
Total investment income                                     724        2,374         6,383
------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                    338          256         1,645
Administration fees                                         101           96           617
Shareholder servicing fees                                  169          160           919
Distribution fees                                           118          117           314
Custodian fees                                               75           64            98
Printing and postage                                         12           10            47
Professional fees                                            50           51           101
Registration expenses                                        42           41            80
Transfer agent fees                                         193          168           393
Trustees' fees                                                1            1             5
Other                                                         9            8            35
------------------------------------------------------------------------------------------
Total expenses                                            1,108          972         4,254
------------------------------------------------------------------------------------------
Less amounts waived                                         238          194           624
Less earnings credits                                        --           --^           --^
Less expense reimbursements                                  55           58           115
------------------------------------------------------------------------------------------
    Net expenses                                            815          720         3,515
------------------------------------------------------------------------------------------
Net investment income (loss)                                (91)       1,654         2,868
------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                         EQUITY       EQUITY
                                                         GROWTH       INCOME   U.S. EQUITY
                                                           FUND         FUND          FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
transactions from:
    Investments                                         (11,740)         (95)       11,985
    Futures                                                  --           --         1,888
Change in net unrealized
appreciation/depreciation of:
    Investments                                          24,434       12,073       102,186
    Futures                                                  --           --           643

Net realized and unrealized gain (loss)
on investments and futures                               12,694       11,978       116,702
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                      $   12,603   $   13,632   $   119,570
------------------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory, administration
    and shareholder servicing fees :                 $        1   $        1   $        14
------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                     DISCIPLINED EQUITY FUND       DIVERSIFIED FUND
                                                     -----------------------   -----------------------
                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      12/31/03     12/31/02     12/31/03     12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income (loss)                         $   10,433   $   12,035   $    8,257   $   11,171
Net realized gain (loss) on
investments, futures, foreign exchange
transactions, options and swaps                          12,958     (192,436)      21,580      (48,600)
Change in net unrealized appreciation
(depreciation) of investments, futures,
foreign exchange translations, options
and swaps                                               197,098     (143,492)      76,277      (46,496)
------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                     220,489     (323,893)     106,114      (83,925)
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                   (10,377)     (12,444)      (8,975)     (12,137)
Return of capital                                           (90)          --           --           --
------------------------------------------------------------------------------------------------------
Total distributions to shareholders                     (10,467)     (12,444)      (8,975)     (12,137)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital
share transactions                                     (595,745)      31,126     (140,046)    (227,717)
------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                         (385,723)    (305,211)     (42,907)    (323,779)
------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                     991,232    1,296,443      524,646      848,425
------------------------------------------------------------------------------------------------------
End of period                                        $  605,509   $  991,232   $  481,739   $  524,646
------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $       13   $        1   $     (365)  $       31
------------------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                        EQUITY GROWTH FUND        EQUITY INCOME FUND
                                                     -----------------------   -----------------------
                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      12/31/03     12/31/02     12/31/03     12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                $      (91)  $     (132)  $    1,654   $      920
Net realized gain (loss) on investments                 (11,740)     (17,649)         (95)     (19,323)
Change in net unrealized appreciation
(depreciation) of investments                            24,434      (14,593)      12,073       (2,718)
------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                      12,603      (32,374)      13,632      (21,121)
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                        --           --       (1,573)        (984)
Net realized gain on
investment transactions                                      --           --           --       (1,815)
Return of capital                                            --           --          (80)          --
------------------------------------------------------------------------------------------------------
Total distributions to shareholders                          --           --       (1,653)      (2,799)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital
share transactions                                       (9,898)     (35,293)     (12,681)     (22,644)
------------------------------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                            2,705      (67,667)        (702)     (46,564)
------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of period                                      67,614      135,281       67,216      113,780
------------------------------------------------------------------------------------------------------
End of period                                        $   70,319   $   67,614   $   66,514   $   67,216
------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $      (23)  $      (26)  $       (5)  $      (24)
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                         U.S. EQUITY FUND
                                                     -----------------------
                                                     YEAR ENDED   YEAR ENDED
                                                      12/31/03     12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                                $    2,868   $    2,223
Net realized gain (loss) on
investments and futures                                  13,873      (48,552)
Change in net unrealized appreciation
(depreciation) of investments and futures               102,829      (85,270)
----------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                     119,570     (131,599)
----------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                                    (3,368)      (2,461)
----------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Increase (decrease) from capital
share transactions                                       10,622      (33,060)
----------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                          126,824     (167,120)
----------------------------------------------------------------------------

NET ASSETS
Beginning of period                                     345,312      512,432
----------------------------------------------------------------------------
End of period                                        $  472,136   $  345,312
----------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                    $      (48)  $       13
----------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Institutional Funds ("JPMIF") and J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized on November 4, 1992, and September 23, 1997, respectively, as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies.

The following are five separate portfolios
(collectively, the "Funds") of the JPMIF and JPMMFIT (the "Trusts"):

FUND                                      CLASSES OFFERED
JPMorgan Disciplined Equity Fund ("DEF")  Class A, Institutional, Select and Ultra
       JPMorgan Diversified Fund ("DF")   Class A, Class B, Class C, Institutional and Select
    JPMorgan Equity Growth Fund ("EGF")   Class A, Class B, Class C and Select
    JPMorgan Equity Income Fund ("EIF")   Class A, Class B, Class C and Select
     JPMorgan U.S. Equity Fund ("USEF")   Class A, Class B, Class C, Institutional and Select

JPMMFIT was formerly named Mutual Fund Investment Trust. The name change went into effect on May 1, 2003.

DEF, DF and USEF are separate series of JPMIF. EGF and EIF are separate series of JPMMFIT.

On September 12, 2003, Class B shares of DEF were closed.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class, Select Class and the Ultra Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

During the fiscal year ended December 31, 2003, DEF delivered securities (Redemption in-kind) in exchange for the redemption of shares. Securities were transferred at market value, which resulted in no realized gain or loss to the Fund for federal tax purposes, as detailed below (amounts in thousands):

                             DATE     MARKET VALUE
FUND
DEF                       6/26/03       $  167,788
                           7/1/03          238,160
                         11/18/03            6,291

2. REORGANIZATIONS

Prior to the open of business on March 24, 2003, USEF acquired all the net assets of JPMorgan Core Equity Fund ("CEF") and JPMorgan Focus Fund ("FF"), DF acquired all the net assets of JPMorgan Balanced Fund ("BF") and DEF acquired all the net assets of JPMorgan SmartIndex(TM) Fund ("SF"). DEF, DF and USEF are hereafter collectively referred to as the "Acquiring Funds". CEF, FF, BF and SF are hereafter collectively referred to as the "Target Funds". These reorganizations were pursuant to Reorganization Plans approved by the Target Funds' shareholders on February 13, 2003. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under each Reorganization Plan, shareholders of the Target Funds received shares in the Acquiring Funds with a value equal to their holdings in the Target Funds. Shareholders of the Acquiring Funds retained the same amount of shares that they currently owned prior to the Reorganization Plans.

The reorganization of SF into DEF resulted in the creation of a new share class. The DEF-Ultra Class assumed all of the net assets of the SmartIndex(TM) Fund.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

JPMORGAN DISCIPLINED EQUITY FUND REORGANIZATION

                                                                                NET ASSET   NET UNREALIZED
                                                         SHARES                     VALUE     APPRECIATION
                                                    OUTSTANDING   NET ASSETS    PER SHARE    (DEPRECIATION)
TARGET FUND
JPMorgan SmartIndex(TM) Fund                                                                  $       4,742
   Institutional                                         17,766   $  186,589   $    10.50
ACQUIRING FUND
JPMorgan Disciplined Equity Fund                                                              $      21,666
   Class A                                                  207   $    2,227   $    10.75
   Class B                                                   33   $      354   $    10.74
   Select Class                                           5,690   $   61,307   $    10.77
   Institutional Class                                   81,334   $  875,880   $    10.77
POST REORGANIZATION
JPMorgan Disciplined Equity Fund                                                              $      26,408
   Class A                                                  207   $    2,227   $    10.75
   Class B                                                   33   $      354   $    10.74
   Select Class                                           5,690   $   61,307   $    10.77
   Institutional Class                                   81,334   $  875,880   $    10.77
   Ultra Class                                           17,321   $  186,589   $    10.77


JPMORGAN DIVERSIFIED FUND REORGANIZATION

                                                                                                        NET
                                                                                NET ASSET        UNREALIZED
                                                         SHARES                     VALUE      APPRECIATION
                                                    OUTSTANDING   NET ASSETS    PER SHARE     (DEPRECIATION)
TARGET FUND
JPMorgan Balanced Fund                                                                        $      (3,247)
   Class A                                                1,766   $   41,788   $    23.67
   Class B                                                  527   $   12,459   $    23.62
   Class C                                                   28   $      668   $    23.62
   Select                                                   391   $    9,290   $    23.76

ACQUIRING FUND
JPMorgan Diversified Fund                                                                     $      29,817
   Institutional                                         23,466   $  252,713   $    10.77
   Select                                                22,946   $  247,123   $    10.77

POST REORGANIZATION
JPMorgan Diversified Fund                                                                     $      26,570
   Class A                                                3,881   $   41,788   $    10.77
   Class B                                                1,157   $   12,459   $    10.77
   Class C                                                   62   $      668   $    10.77
   Institutional                                         23,466   $  252,713   $    10.77
   Select                                                23,809   $  256,413   $    10.77

                                                                                                        NET
                                                                                NET ASSET        UNREALIZED
                                                         SHARES                     VALUE      APPRECIATION
                                                    OUTSTANDING   NET ASSETS    PER SHARE     (DEPRECIATION)
TARGET FUNDS
JPMorgan Focus Fund                                                                           $      (1,015)
   Class A                                                  756   $    3,466   $     4.58
   Class B                                                1,012   $    4,512   $     4.46
   Class C                                                  229   $    1,021   $     4.46
   Select Class                                               8   $       38   $     4.63
JPMorgan Core Equity Fund                                                                     $      (3,567)
   Class A                                                  679   $   11,566   $    17.03
   Class B                                                  646   $   10,842   $    16.78
   Class C                                                  181   $    3,045   $    16.78
   Select Class                                           1,805   $   31,030   $    17.19

ACQUIRING FUND
JPMorgan U.S. Equity Fund                                                                     $      13,511
   Class A                                                3,657   $   28,544   $     7.81
   Class B                                                1,370   $   10,643   $     7.77
   Class C                                                   76   $      594   $     7.77
   Select Class                                          28,662   $  223,532   $     7.80
   Institutional Class                                   10,698   $   83,440   $     7.80

POST REORGANIZATION
JPMorgan U.S. Equity Fund                                                                     $       8,929
   Class A                                                5,582   $   43,576   $     7.81
   Class B                                                3,346   $   25,997   $     7.77
   Class C                                                  600   $    4,660   $     7.77
   Select Class                                          32,646   $  254,600   $     7.80
   Institutional Class                                   10,698   $   83,440   $     7.80

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more at the purchase date held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Fund applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subject the Fund to unlimited risk. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2003, The Funds had outstanding futures contracts as listed on the Funds' Portfolio of Investments.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

   1. Market value of investment securities and other assets and liabilities: at the rate of exchange at the valuation date.

   2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Funds' exposure to foreign currency exchange fluctuations. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2003, the Funds had outstanding forward foreign currency contracts as listed on the Funds' Portfolio of Investments.

E. WRITTEN OPTIONS -- When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2003, the Funds had written options contracts outstanding as listed on the Funds' Portfolio of Investments.

Transactions in options written during the period ended December 31, 2003, were as follows (amounts in thousands):

                                                               DF
                                                     -----------------------
                                                      NUMBER OF     PREMIUMS
                                                          UNITS     RECEIVED
Options outstanding at
December 31, 2002                                       (40,800)  $      432
Options written                                        (369,800)       2,017
Options terminated in closing
purchase transactions                                   363,300       (2,273)
Options exercised                                            --           --
Options outstanding at
December 31, 2003                                       (47,300)  $      176

F. SWAPS -- The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in the value of the swaps, including the periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreement. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

As of December 31, 2003, the Funds had outstanding swap agreements as listed on the Funds' Portfolio of investments. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Assets & Liabilities.

G. COMMITMENTS -- The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any realized gains on the underlying securities sold. Market risk exists on commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

H. DOLLAR ROLLS -- The Funds may enter into dollar rolls (principally using TBA's) in which the Funds sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of December 31, 2003, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of its TBA Dollar Rolls.

I. RESTRICTED AND ILLIQUID SECURITIES -- Each Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

J. SECURITIES ON LOAN -- For all the Funds, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB") an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus, in the case of fixed income securities, any accrued but unpaid interest thereon. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At December 31, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                                         MARKET VALUE OF         MARKET VALUE OF
                                       SECURITIES LOANED     COLLATERAL RECEIVED
FUND
DEF                                            $      --               $      --
DF                                                 2,635                   2,719
EGF                                                   --                      --
EIF                                                   46                      47
USEF                                               3,653                   3,755

JPMCB as lending agent receives a fee of 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

FUND
DEF                                                                    $       8
DF                                                                             4
EGF                                                                           --
EIF                                                                            2
USEF                                                                           9

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

K. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

L. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

M. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

N. FOREIGN TAXES -- The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

O. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                                                ACCUMULATED         ACCUMULATED
                                                                             UNDISTRIBUTED/        NET REALIZED
                                                                          (OVERDISTRIBUTED)         GAIN (LOSS)
                                                  PAID-IN-CAPITAL     NET INVESTMENT INCOME      ON INVESTMENTS
DEF                                                     $  85,249                    $   46        $   (85,295)
DF                                                         17,897                       322            (18,219)
EGF                                                          (94)                        94                  --
EIF                                                          (80)                        18                  62
USEF                                                       28,670                       439            (29,109)

The reclassifications for DEF relate primarily to the character for the tax purposes of redemptions-in-kind, the acquired funds temporary differences, the distributions received from investments in REITs, and return of capital. The reclassifications for DF relate primarily to the character for the tax purposes of foreign currency gain/loss, PFIC sale adjustments, the acquired funds temporary differences, paydown gain/loss and distributions received from REITs. The reclassifications for EGF relate primarily to the character for the tax purposes of current year non-deductible net operating losses. The reclassifications for EIF relate primarily to the character for the tax purposes of distributions received from investments in REITs. The reclassifications for USEF relate primarily to the character for the tax purposes of dividends paid and the acquired funds temporary differences.

P. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), served as the Advisor to EGF and EIF. On September 1, 2003, JPMFAM and Robert Fleming Inc. merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets.

The annual fee for each Fund is as follows:

                                                                      INVESTMENT
                                                                ADVISORY FEE (%)
FUND
DEF                                                                       0.25%*
DF                                                                        0.55%
EGF                                                                       0.50%
EIF                                                                       0.40%
USEF                                                                      0.40%

* Effective March 21, 2003, the Investment Advisor fee was changed from 0.35% to 0.25%.

The Advisors waived fees as outlined in Note 4.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                               CLASS A   CLASS B         CLASS C
FUND
DEF                                               0.25       n/a             n/a
DF                                                0.25      0.75            0.75
EGF                                               0.25      0.75            0.75
EIF                                               0.25      0.75            0.75
USEF                                              0.25      0.75            0.75

In addition, JPMFD is entitled to receive the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 4.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMorgan Chase Bank ("JPMCB") under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                     INSTITUTIONAL       SELECT      ULTRA
                  CLASS A     CLASS B      CLASS C           CLASS        CLASS      CLASS
------------------------------------------------------------------------------------------
FUND
DEF                  0.25         n/a          n/a           0.10         0.25        0.05
DF                   0.25        0.25         0.25           0.10         0.25         n/a
EGF                  0.25        0.25         0.25            n/a         0.25         n/a
EIF                  0.25        0.25         0.25            n/a         0.25         n/a
USEF                 0.25        0.25         0.25           0.10         0.25         n/a

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholdings and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and JPMIF and JPMMFIT are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMIF and JPMMFIT with JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents waived fees as outlined in Note 4.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody and portfolio accounting services for all the Funds, except for EGF. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion for all of the Funds.

BISYS Fund Services, L.P. ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator. The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                     INSTITUTIONAL      SELECT       ULTRA
                  CLASS A     CLASS B      CLASS C           CLASS       CLASS       CLASS
FUND
DEF                  0.95         n/a          n/a           0.45         0.75        0.35
DF                   1.25        1.93         1.93           0.65         0.98         n/a
EGF                  1.25        1.98         1.98            n/a         1.00         n/a
EIF                  1.25        1.75         1.75            n/a         0.90         n/a
USEF                 1.05        1.75         1.75           0.64         0.79         n/a

The expense limitation percentages in the table above are due to expire as follows:

                                                     INSTITUTIONAL      SELECT       ULTRA
                  CLASS A     CLASS B      CLASS C           CLASS       CLASS       CLASS
FUND
DEF               4/30/05         n/a          n/a        4/30/05      4/30/05     4/30/05
DF                4/30/06     4/30/06      4/30/06        4/30/05      4/30/06         n/a
EGF               4/30/05     4/30/05      4/30/05            n/a      4/30/05         n/a
EIF               4/30/05     4/30/05      4/30/05            n/a      4/30/05         n/a
USEF              4/30/05     4/30/05      4/30/05        4/30/05      4/30/05         n/a

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                                    CONTRACTUAL WAIVERS
                         ---------------------------------------------------------------------
                         INVESTMENT                      SHAREHOLDER                                CONTRACTUAL
                           ADVISORY    ADMINISTRATION      SERVICING   DISTRIBUTION      TOTAL   REIMBURSEMENTS
FUND
DEF                      $       13    $          991    $       264   $         --   $  1,268   $           27
DF                              552               263            351             --      1,166               24
EGF                             101                36             55             46        238               55
EIF                              64                67             27             36        194               58
USEF                             --               367            257             --        624              115
Total                    $      730    $        1,724    $       954   $         82   $  3,490   $          279

                                               VOLUNTARY WAIVERS
                         ----------------------------------------------------------
                         INVESTMENT                      SHAREHOLDER
                           ADVISORY    ADMINISTRATION      SERVICING   DISTRIBUTION      TOTAL
FUND
DEF                      $       --    $           51    $        --   $         --   $     51
DF                               --               154             --             --        154
Total                    $       --    $          205    $        --   $         --   $    205

G. OTHER -- Certain officers of the Trust(s) are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker dealers. For the year ended December 31, 2003, DF and USEF incurred approximately (in thousands) $--^ and $2, respectively, as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

^ Amount rounds to less than one thousand.

5. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended December 31, 2003, are as follows (amounts in thousands):

                                              SHAREHOLDER
FUND                                            SERVICING     DISTRIBUTION     TRANSFER AGENT
DEF
Class A                                       $         4     $          4     $           23
Class B^^                                               1                2                  3
Institutional                                         651               --                 26
Select                                                166               --                 36
Ultra                                                  64               --                 12
---------------------------------------------------------------------------------------------
Total                                         $       886     $          6     $          100
DF
Class A                                       $        85     $         85     $          125
Class B                                                26               77                 38
Class C                                                 1                4                  2
Institutional                                         269               --                 18
Select                                                596               --                 46
---------------------------------------------------------------------------------------------
Total                                         $       977     $        166     $          229
EGF
Class A                                       $        46     $         46     $          121
Class B                                                22               65                 57
Class C                                                 2                7                  6
Select                                                 99               --                  9
---------------------------------------------------------------------------------------------
Total                                         $       169     $        118     $          193
EIF
Class A                                       $        36     $         36     $           88
Class B                                                20               60                 49
Class C                                                 7               21                 17
Select                                                 97               --                 14
---------------------------------------------------------------------------------------------
Total                                         $       160     $        117     $          168
USEF
Class A                                       $       105     $        105     $          170
Class B                                                60              179                 96
Class C                                                10               30                 16
Institutional                                          73               --                 19
Select                                                671               --                 92
---------------------------------------------------------------------------------------------
Total                                         $       919     $        314     $          393
---------------------------------------------------------------------------------------------

^^ Class ceased operations as of September 12, 2003.

6. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the year ended December 31, 2003, and the year ended December 31, 2002, are as follows (amounts in thousands):

                                        YEAR ENDED 12/31/03                    YEAR ENDED 12/31/02
                                 ----------------------------------    ----------------------------------
                                               NET                                   NET
                                 INVESTMENT INCOME    REALIZED GAIN    INVESTMENT INCOME    REALIZED GAIN
DEF
Class A                                  $      13        $      --            $      16        $      --
Class B^^                                       --               --                    1               --
Institutional                                8,027               --               11,734               --
Select                                         730               --                  693               --
Ultra                                        1,697               --                   --               --
---------------------------------------------------------------------------------------------------------
Total                                    $  10,467        $      --            $  12,444        $      --
DF
Class A                                  $     463        $      --            $      --        $      --
Class B                                         77               --                   --               --
Class C                                          4               --                   --               --
Institutional                                5,104               --                6,452               --
Select                                       3,327               --                5,685               --
---------------------------------------------------------------------------------------------------------
Total                                    $   8,975        $      --            $  12,137        $      --
EIF
Class A                                  $     346        $      --            $     204        $     427
Class B                                        149               --                   66              234
Class C                                         55               --                   21               66
Select                                       1,103               --                  693            1,088
---------------------------------------------------------------------------------------------------------
Total                                    $   1,653        $      --            $     984        $   1,815
USEF
Class A                                  $     248        $      --            $     127        $      --
Class B                                          1               --                    2               --
Class C                                          1               --                   --               --
Institutional                                  740               --                  655               --
Select                                       2,378               --                1,677               --
---------------------------------------------------------------------------------------------------------
Total                                    $   3,368        $      --            $   2,461        $      --
---------------------------------------------------------------------------------------------------------

^^ Class ceased operations as of September 12, 2003.

7. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                       PURCHASES              SALES     PURCHASES         SALES
                                 (EXCLUDING U.S.    (EXCLUDING U.S.       OF U.S.       OF U.S.
                                     GOVERNMENT)        GOVERNMENT)    GOVERNMENT    GOVERNMENT
FUND
DEF                                   $  645,631       $  1,246,317     $      --    $       --
DF                                       190,326            272,036       910,911       981,734
EGF                                       54,023             63,885            --            --
EIF                                       10,418             23,641            --            --
USEF                                     416,520            404,388           954           790

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows (amounts in thousands):

                                                      GROSS            GROSS     NET UNREALIZED
                                 AGGREGATE       UNREALIZED       UNREALIZED      APPRECIATION/
                                      COST     APPRECIATION     DEPRECIATION     (DEPRECIATION)
FUND
DEF                              $ 464,277        $ 142,725        $ (1,344)          $ 141,381
DF                                 436,393           86,590          (3,727)             82,863
EGF                                 72,719            1,854          (3,952)            (2,098)
EIF                                 55,766           11,101            (760)             10,341
USEF                               384,331           93,753          (7,563)             86,190

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows (amounts in thousands):

YEAR ENDED 12/31/03

                                 ORDINARY        LONG-TERM     RETURN OF             TOTAL
                                   INCOME     CAPITAL GAIN       CAPITAL     DISTRIBUTIONS
DEF                              $ 10,377             $ --          $ 90          $ 10,467
DF                                  8,975               --            --             8,975
EGF                                    --               --            --                --
EIF                                 1,573               --            80             1,653
USEF                                3,368               --            --             3,368

YEAR ENDED 12/31/02

                                 ORDINARY        LONG-TERM     RETURN OF             TOTAL
                                   INCOME     CAPITAL GAIN       CAPITAL     DISTRIBUTIONS
DEF                              $ 12,444          $    --         $  --          $ 12,444
DF                                 12,137               --            --            12,137
EGF                                    --               --            --                --
EIF                                   984            1,815            --             2,799
USEF                                2,461               --            --             2,461

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis are as follows (amounts in thousands):

                                                  DEF            DF           EGF           EIF          USEF
Current distributable ordinary income      $       --    $      189    $       --    $       --    $       --
Plus/Less: cumulative timing differences           (2)          (32)          (23)          (26)          (47)
Undistributed ordinary income or
overdistribution of ordinary income        $       (2)   $      157    $      (23)   $      (26)   $      (47)

Current distributable long-term capital
gain or tax basis capital loss carryover     (506,332)     (101,060)      (58,777)      (19,458)     (102,471)
Plus/Less: cumulative timing differences           --            --            --            --            --
Undistributed long-term gains/
accumulated capital loss                     (506,332)     (101,060)      (58,777)      (19,458)     (102,471)
Unrealized appreciation (depreciation)     $  141,382    $   83,511    $   (2,098)   $   10,342    $   86,190

For USEF, the differences between book and tax basis unrealized appreciation/depreciation are primarily attributable to wash sales and the mark to market of futures. For DEF, the difference between book and tax basis unrealized appreciation/depreciation are primarily attributable to wash sales, REIT basis adjustment and mark to market futures. For DF, the difference between book and tax basis unrealized appreciation/depreciation are primarily attributable to mark to market of futures, mark to market of forward foreign currency exchange contracts, mark to market of passive foreign investment companies, current year straddle loss deferrals, wash sales, and REIT basis adjustments. For EGF, the difference between book and tax basis unrealized appreciation/depreciation are primarily attributable to wash sales. For EIF, the difference between book and tax basis unrealized appreciation/depreciation are primarily attributable to wash sales and REIT basis adjustments. For EIF, the difference between book and tax basis unrealized appreciation/depreciation are primarily attributable to wash sales and mark to market futures.

For DEF, DF, EGF, EIF and USEF, the cumulative timing difference account primarily consists of Trustees' deferred compensation.

At December 31, 2003, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                                    EXPIRATION
                                                              AMOUNT                      DATE
DEF                                                         $   4,772        December 31, 2007
                                                               59,182        December 31, 2008
                                                              199,716        December 31, 2009
                                                              198,549        December 31, 2010
                                                               44,113        December 31, 2011
----------------------------------------------------------------------------------------------
                                                              506,332(a)                 Total
----------------------------------------------------------------------------------------------
DF                                                          $     663        December 31, 2008
                                                               45,581        December 31, 2009
                                                               54,816        December 31, 2010
----------------------------------------------------------------------------------------------
                                                              101,060(b)                 Total
----------------------------------------------------------------------------------------------
EGF                                                         $      17        December 31, 2006
                                                                  710        December 31, 2007
                                                                6,334        December 31, 2008
                                                               20,694        December 31, 2009
                                                               16,150        December 31, 2010
                                                               14,872        December 31, 2011
----------------------------------------------------------------------------------------------
                                                               58,777(c)                 Total
----------------------------------------------------------------------------------------------
EIF                                                             6,018        December 31, 2010
                                                               13,440        December 31, 2011
----------------------------------------------------------------------------------------------
                                                               19,458                    Total
----------------------------------------------------------------------------------------------
USEF                                                        $  23,442        December 31, 2009
                                                               79,029        December 31, 2010
----------------------------------------------------------------------------------------------
                                                              102,471(d)                 Total
----------------------------------------------------------------------------------------------

(a) Includes $66,953 (in thousands) of losses acquired from JPMorgan SmartIndex Fund.
(b) Includes $13,086 (in thousands) of losses acquired from JPMorgan Balanced Fund.
(c) Includes $7,017 (in thousands) of losses acquired from JPMorgan Chase Vista Equity Growth Fund.
(d) Includes $18,188 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,931 (in thousands) of losses acquired from JPMorgan Focus Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

During the year ended December 31, 2003, DF and USEF utilized capital loss carryovers of $11,512 and $13,635, respectively (amounts in thousands).

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds have entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds could borrow money for temporary or emergency purposes. The Funds had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Fund. This agreement expired on April 16, 2003.

The Funds had no borrowings outstanding at December 31, 2003. During the period ended December 31, 2003, DF borrowed against the Line of Credit Agreement. The details of the borrowing are as follows (amounts in thousands):

                                                              AVERAGE
                                                               AMOUNT            AVERAGE
                                                         OUTSTANDING*      INTEREST RATE
                                                            $     627              1.54%

* The average amount outstanding is calculated based upon the daily balances during the period from January 1, 2003 though December 31, 2003.

10. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

11. SUBSEQUENT EVENT

On January 14, 2004, J. P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

12. CAPITAL SHARE TRANSACTIONS

                                                                  DISCIPLINED EQUITY FUND
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                               $         872         $        865
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --                   --
    In-kind transfers                                                    --                   --
    Shares issued in reinvestment
    of distributions                                                     10                    6
    Shares redeemed                                                  (1,588)                 (19)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $        (706)        $        852
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          72                   68
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    In-kind transfers                                                    --                   --
    Shares issued in reinvestment
    of distributions                                                      1                    1
    Shares redeemed                                                    (137)                  (2)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                             (64)                  67
------------------------------------------------------------------------------------------------

CLASS B ^^
AMOUNT
    Shares sold                                               $         120         $        473
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    In-kind transfer                                                     --                   --
    Shares issued in reinvestment
    of distributions                                                     --^                   1
    Shares redeemed                                                    (507)                (111)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $        (387)        $        363
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          11                   36
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    In-kind transfers                                                    --                   --
    Shares issued in reinvestment
    of distributions                                                     --^                  --^
    Shares redeemed                                                     (42)                 (10)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                  (31)                  26
------------------------------------------------------------------------------------------------

 ^ Amount rounds to less than one thousand.
^^ Class ceased operations as of September 12, 2003.

                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
INSTITUTIONAL SHARES
AMOUNT
    Shares sold                                               $      73,548         $    257,802
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    In-kind transfers                                              (412,239)             197,097
    Shares issued in reinvestment
    of distributions                                                  7,321               10,768
    Shares redeemed                                                (333,275)            (397,621)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $    (664,645)        $     68,046
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       6,397               20,776
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    In-kind transfers                                               (34,677)              16,846
    Shares issued in reinvestment
    of distributions                                                    633                  954
    Shares redeemed                                                 (28,959)             (32,930)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                              (56,606)               5,646
------------------------------------------------------------------------------------------------

SELECT SHARES
AMOUNT
    Shares sold                                               $      20,033         $     39,336
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    In-kind transfers                                                    --                   --
    Shares issued in reinvestment
    of distributions                                                    649                  637
    Shares redeemed                                                 (24,611)             (78,108)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $      (3,929)        $    (38,135)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       1,763                3,323
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    In-kind transfers                                                    --                   --
    Shares issued in reinvestment of
    distributions                                                        54                   56
    Shares redeemed                                                  (2,215)              (6,524)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                 (398)              (3,145)
------------------------------------------------------------------------------------------------

                                                                                      YEAR ENDED
                                                                              DECEMBER 31, 2003*
ULTRA
AMOUNT
    Shares sold                                                                     $     10,914
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                         186,589
    In-kind transfer                                                                          --
    Shares issued in reinvestment
    of distributions                                                                       1,693
    Shares redeemed                                                                     (125,274)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                              $     73,922
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              888
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                          17,321
    In-kind transfer                                                                          --
    Shares issued in reinvestment
    of distributions                                                                         139
    Shares redeemed                                                                      (10,337)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                     8,011
------------------------------------------------------------------------------------------------

* For Ultra Shares, from commencement of offering on March 24, 2003.

                                                                               DIVERSIFIED FUND
                                                                              ------------------
                                                                                      YEAR ENDED
                                                                              DECEMBER 31, 2003*
CLASS A
AMOUNT
    Shares sold                                                                     $      2,723
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                          41,788
    Shares issued in reinvestment
    of distributions                                                                         382
    Shares redeemed                                                                       (6,448)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                              $     38,445
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              236
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                           3,881
    Shares issued in reinvestment
    of distributions                                                                          32
    Shares redeemed                                                                         (553)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                                                3,596
------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                                                     $      1,425
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                          12,459
    Shares issued in reinvestment
    of distributions                                                                          68
    Shares redeemed                                                                       (1,757)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                              $     12,195
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                                              121
    Shares issued in connection with
    Fund Reorganization (Note 2)                                                           1,157
    Shares issued in reinvestment
    of distributions                                                                           6
    Shares redeemed                                                                         (153)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                                                1,131
------------------------------------------------------------------------------------------------

* For Class A , Class B and Class C, from commencement of offering on March 24, 2003.

                                                                 YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31, 2003*    DECEMBER 31, 2002
CLASS C
AMOUNT
    Shares sold                                               $          95
    Shares issued in connection with
    Fund Reorganization (Note 2)                                        668
    Shares issued in reinvestment
    of distributions                                                      2
    Shares redeemed                                                    (162)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $         603
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                           8
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         62
    Shares issued in reinvestment
    of distributions                                                     --^
    Shares redeemed                                                     (14)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                              56
------------------------------------------------------------------------------------------------

INSTITUTIONAL
AMOUNT
    Shares sold                                               $      42,734         $     53,015
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    Shares issued in reinvestment
    of distributions                                                  4,509                5,710
    Shares redeemed                                                 (69,087)            (258,625)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $     (21,844)        $   (199,900)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       3,777                4,424
    Shares issued in connection with
    Fund Reorganization (Note 2)                                         --
    Shares issued in reinvestment
    of distributions                                                    384                  506
    Shares redeemed                                                  (5,920)             (21,182)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                          (1,759)             (16,252)
------------------------------------------------------------------------------------------------

* For Class A , Class B and Class C, from commencement of offering on March 24, 2003.
^ Amount rounds to less than one thousand.

                                                               DIVERSIFIED FUND (CONTINUED)
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
SELECT
AMOUNT
    Shares sold                                               $      24,755         $    107,949
    Shares issued in connection with
    Fund Reorganization (Note 2)                                      9,290
    Shares issued in reinvestment
    of distributions                                                  3,271                5,611
    Shares redeemed                                                (206,761)            (141,377)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $    (169,445)        $    (27,817)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       2,163                9,956
    Shares issued in connection with
    Fund Reorganization (Note 2)                                        862
    Shares issued in reinvestment
    of distributions                                                    283                  499
    Shares redeemed                                                 (17,477)             (12,518)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                         (14,169)              (2,063)
------------------------------------------------------------------------------------------------

                                                                    EQUITY GROWTH FUND
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                               $       5,867         $     13,641
    Shares redeemed                                                  (7,222)             (19,524)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $      (1,355)        $     (5,883)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                         236                  470
    Shares redeemed                                                    (294)                (677)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                  (58)                (207)
------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                               $         907         $        887
    Shares redeemed                                                  (1,885)              (3,529)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $        (978)        $     (2,642)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          37                   32
    Shares redeemed                                                     (77)                (137)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                  (40)                (105)
------------------------------------------------------------------------------------------------

CLASS C
AMOUNT
    Shares sold                                               $          65         $        109
    Shares redeemed                                                    (366)                (794)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $        (301)        $       (685)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                           3                    4
    Shares redeemed                                                     (16)                 (30)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                  (13)                 (26)
------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                               $       7,281         $      5,297
    Shares redeemed                                                 (14,545)             (31,380)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $      (7,264)        $    (26,083)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                         284                  191
    Shares redeemed                                                    (575)              (1,134)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                 (291)                (943)
------------------------------------------------------------------------------------------------

                                                                    EQUITY INCOME FUND
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                               $       1,430         $      2,132
    Shares issued in reinvestment
    of distributions                                                    302                  536
    Shares redeemed                                                  (4,411)             (10,468)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $      (2,679)        $     (7,800)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          58                   77
    Shares issued in reinvestment
    of distributions                                                     12                   21
    Shares redeemed                                                    (178)                (380)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                 (108)                (282)
------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                               $         718         $        650
    Shares issued in reinvestment
    of distributions                                                    128                  256
    Shares redeemed                                                  (1,928)              (3,804)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $      (1,082)        $     (2,898)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          29                   25
    Shares issued in reinvestment
    of distributions                                                      5                   11
    Shares redeemed                                                     (80)                (144)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                  (46)                (108)
------------------------------------------------------------------------------------------------

                                                              EQUITY INCOME FUND(CONTINUED)
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
CLASS C
AMOUNT
    Shares sold                                               $         617         $        380
    Shares issued in reinvestment
    of distributions                                                     48                   75
    Shares redeemed                                                    (597)                (661)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $          68         $       (206)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          25                   15
    Shares issued in reinvestment
    of distributions                                                      2                    3
    Shares redeemed                                                     (25)                 (26)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                    2                   (8)
------------------------------------------------------------------------------------------------

SELECT
AMOUNT
    Shares sold                                               $       2,050         $     13,820
    Shares issued in reinvestment
    of distributions                                                    750                1,656
    Shares redeemed                                                 (11,788)             (27,216)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $      (8,988)        $    (11,740)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          82                  537
    Shares issued in reinvestment
    of distributions                                                     31                   65
    Shares redeemed                                                    (475)              (1,034)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
     shares outstanding                                                (362)                (432)
------------------------------------------------------------------------------------------------

                                                                     U.S. EQUITY FUND
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
CLASS A
AMOUNT
    Shares sold                                               $       5,585         $     14,197
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                     15,032
    Shares issued in reinvestment
    of distributions                                                    177                   89
    Shares redeemed                                                 (12,297)             (27,001)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                        $       8,497         $    (12,715)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                         650                1,566
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                      1,925
    Shares issued in reinvestment
    of distributions                                                     20                   11
    Shares redeemed                                                  (1,437)              (2,943)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                1,158               (1,366)
------------------------------------------------------------------------------------------------

CLASS B
AMOUNT
    Shares sold                                               $         937         $        756
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                     15,354
    Shares issued in reinvestment
    of distributions                                                      1                    1
    Shares redeemed                                                  (4,945)              (3,790)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                   $      11,347         $     (3,033)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                         107                   85
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                      1,976
    Shares issued in reinvestment
    of distributions                                                     --^                  --
    Shares redeemed                                                    (579)                (432)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                           1,504                 (347)
------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                               U.S. EQUITY FUND(CONTINUED)
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
CLASS C
AMOUNT
    Shares sold                                               $         158         $         90
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                      4,066
    Shares issued in reinvestment
    of distributions                                                     --^                  --
    Shares redeemed                                                    (877)                (452)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                   $       3,347         $       (362)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                          19                   11
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                        524
    Shares issued in reinvestment
    of distributions                                                     --^                  --
    Shares redeemed                                                    (102)                 (55)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                             441                  (44)
------------------------------------------------------------------------------------------------

INSTITUTIONAL
AMOUNT
    Shares sold                                               $      12,339         $     25,783
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                         --
    Shares issued in reinvestment
    of distributions                                                    611                  539
    Shares redeemed                                                 (36,570)             (11,587)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                   $     (23,620)        $     14,735
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       1,478                2,997
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                         --
    Shares issued in reinvestment
    of distributions                                                     71                   66
    Shares redeemed                                                  (4,389)              (1,332)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                          (2,840)               1,731
------------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                                               U.S. EQUITY FUND(CONTINUED)
                                                          --------------------------------------
                                                                 YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003    DECEMBER 31, 2002
SELECT
AMOUNT
    Shares sold                                               $      42,770         $     32,907
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                     31,068
    Shares issued in reinvestment
    of distributions                                                  2,083                1,535
    Shares redeemed                                                 (64,870)             (66,127)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                   $      11,051         $    (31,685)
------------------------------------------------------------------------------------------------
SHARES
    Shares sold                                                       4,894                3,767
    Shares Issued in connection with
    Fund Reorganization (Note 2)                                      3,984
    Shares issued in reinvestment
    of distributions                                                    237                  188
    Shares redeemed                                                  (7,523)              (7,601)
------------------------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                                           1,592               (3,646)
------------------------------------------------------------------------------------------------

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS

CLASS A SHARES
------------------------------------------------------------------------------
                                      PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:
                                         -------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES
                                 VALUE,  INVESTMENT         (BOTH   TOTAL FROM
                              BEGINNING      INCOME  REALIZED AND   INVESTMENT
                              OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/03           $   10.54        0.05          2.99         3.04
Year Ended 12/31/02           $   14.17        0.07@        (3.62)       (3.55)
9/28/01** Through 1/1/06      $   12.85        0.01@         1.39         1.40

DIVERSIFIED FUND
3/24/03** Through 12/31/03    $   10.77        0.09@         2.06         2.15

EQUITY GROWTH FUND
Year Ended 12/31/03           $   22.87       (0.04)@        4.73         4.69
Year Ended 12/31/02           $   31.87       (0.06)@       (8.94)       (9.00)
Year Ended 12/31/01           $   43.12       (0.18)@       (8.03)       (8.21)
Year Ended 12/31/00           $   67.85       (0.42)@      (16.14)      (16.56)
Year Ended 12/31/99           $   52.30       (0.29)@       16.75        16.46

EQUITY INCOME FUND
Year Ended 12/31/03           $   23.25        0.60@         4.75         5.35
Year Ended 12/31/02           $   30.57        0.25@        (6.71)       (6.46)
Year Ended 12/31/01           $   35.35        0.10@        (4.62)       (4.52)
Year Ended 12/31/00           $   49.83        0.17@        (2.66)       (2.49)
Year Ended 12/31/99           $   46.23        0.20@         5.63         5.83

U.S. EQUITY FUND~
Year Ended 12/31/03           $    7.61        0.04@         2.41         2.45
Year Ended 12/31/02           $   10.45        0.03         (2.84)       (2.81)
6/1/01 Through 12/31/01^      $   11.16        0.02@        (0.69)       (0.67)
9/15/00** Through 5/31/01     $   12.86        0.03         (1.72)       (1.69)

CLASS A SHARES
---------------------------------------------------------------------------------
                                        PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------------
                                              LESS DISTRIBUTIONS:
                              ---------------------------------------------------
                               DIVIDENDS
                                FROM NET  DISTRIBUTIONS
                              INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                  INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/03                 0.08             --         --+          0.08
Year Ended 12/31/02                 0.08             --         --           0.08
9/28/01** Through 1/1/06            0.08             --         --           0.08

DIVERSIFIED FUND
3/24/03** Through 12/31/03          0.13             --         --           0.13

EQUITY GROWTH FUND
Year Ended 12/31/03                   --             --         --             --
Year Ended 12/31/02                   --             --         --             --
Year Ended 12/31/01                   --           3.04         --             --
Year Ended 12/31/00                   --           8.17         --             --
Year Ended 12/31/99                   --           0.91         --             --

EQUITY INCOME FUND
Year Ended 12/31/03                 0.58             --       0.03           0.61
Year Ended 12/31/02                 0.29           0.57         --           0.86
Year Ended 12/31/01                 0.09           0.17         --           0.26
Year Ended 12/31/00                 0.18          11.81         --          11.99
Year Ended 12/31/99                 0.23           2.00         --           2.23

U.S. EQUITY FUND~
Year Ended 12/31/03                 0.05             --         --           0.05
Year Ended 12/31/02                 0.03             --         --           0.03
6/1/01 Through 12/31/01^            0.02           0.02         --           0.04
9/15/00** Through 5/31/01           0.01             --         --           0.01

 **  Commencement of offering of class of shares.
  ~ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A SHARES
--------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                 TOTAL
                               OF PERIOD         RETURN (a)(1)
DISCIPLINED EQUITY FUND
Year Ended 12/31/03           $    13.50                 28.96%
Year Ended 12/31/02           $    10.54                (25.07%)
9/28/01** Through 1/1/06      $    14.17                 10.93%

DIVERSIFIED FUND
3/24/03** Through 12/31/03    $    12.79                 20.00%

EQUITY GROWTH FUND
Year Ended 12/31/03           $    27.56                 20.51%
Year Ended 12/31/02           $    22.87                (28.24%)
Year Ended 12/31/01           $    31.87                (19.06%)
Year Ended 12/31/00           $    43.12                (23.85%)
Year Ended 12/31/99           $    67.85                 31.54%

EQUITY INCOME FUND
Year Ended 12/31/03           $    27.99                 23.38%
Year Ended 12/31/02           $    23.25                (21.34%)
Year Ended 12/31/01           $    30.57                (12.76%)
Year Ended 12/31/00           $    35.35                 (4.09%)
Year Ended 12/31/99           $    49.83                 12.70%

U.S. EQUITY FUND~
Year Ended 12/31/03           $    10.01                 32.32%
Year Ended 12/31/02           $     7.61                (26.89%)
6/1/01 Through 12/31/01^      $    10.45                 (5.96%)
9/15/00** Through 5/31/01     $    11.16                (13.10%)

CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                           ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                    NET                EXPENSES           INCOME (LOSS)
                                   END OF             INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD       NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)  EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/03           $         2      0.95%        0.74%                   2.31%                  (0.62%)          77%
Year Ended 12/31/02           $         2      0.95%        0.60%                   2.23%                  (0.68%)          74%
9/28/01** Through 1/1/06      $         2      0.95%        0.42%                  11.02%!!                (9.65%)!!        33%

DIVERSIFIED FUND
3/24/03** Through 12/31/03    $        46      1.25%        1.04%                   1.70%                   0.59%          210%

EQUITY GROWTH FUND
Year Ended 12/31/03           $        20      1.25%       (0.18%)                  2.09%                  (1.02%)          81%
Year Ended 12/31/02           $        18      1.25%       (0.20%)                  2.26%                  (1.21%)          50%
Year Ended 12/31/01           $        32      1.24%       (0.50%)                  1.58%                  (0.84%)          98%
Year Ended 12/31/00           $        24      1.24%       (0.65%)                  1.64%                  (1.05%)          58%(g)
Year Ended 12/31/99           $        15      1.24%       (0.48%)                  2.34%                  (1.58%)          15%(g)

EQUITY INCOME FUND
Year Ended 12/31/03           $        15      1.25%        2.46%                   1.94%                   1.77%           17%
Year Ended 12/31/02           $        15      1.25%        0.95%                   1.91%                   0.29%          167%
Year Ended 12/31/01           $        28      1.25%        0.30%                   1.55%                   0.00%            4%
Year Ended 12/31/00           $         5      1.25%        0.34%                   1.94%                  (0.35%)          15%
Year Ended 12/31/99           $         4      1.24%        0.42%                   3.33%!!                (1.67%)          16%

U.S. EQUITY FUND~
Year Ended 12/31/03           $        50      1.05%        0.50%                   1.54%                   0.01%          101%
Year Ended 12/31/02           $        29      1.05%        0.30%                   1.44%                  (0.09%)          83%
6/1/01 Through 12/31/01^      $        54      1.05%        0.30%                   1.44%                  (0.09%)          48%
9/15/00** Through 5/31/01     $         3      1.05%        0.22%                   7.05%!!                (5.78%)!!        81%(u)


 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.
(u) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES
------------------------------------------------------------------------------
                                      PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:
                                         -------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES
                                 VALUE,  INVESTMENT         (BOTH   TOTAL FROM
                              BEGINNING      INCOME  REALIZED AND   INVESTMENT
                              OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03    $   10.77        0.03@         2.06         2.09

EQUITY GROWTH FUND
Year Ended 12/31/03           $   22.58       (0.22)@        4.64         4.42
Year Ended 12/31/02           $   31.68       (0.26)@       (8.84)       (9.10)
2/16/01** Through 12/31/01    $   41.84       (0.36)@       (6.76)       (7.12)

EQUITY INCOME FUND
Year Ended 12/31/03           $   23.21        0.48@         4.73         5.21
Year Ended 12/31/02           $   30.54        0.12@        (6.70)       (6.58)
2/16/01** Through 12/31/01    $   34.41       (0.06)@       (3.64)       (3.70)

U.S. EQUITY FUND
Year Ended 12/31/03           $    7.58       (0.02)@        2.39         2.37
Year Ended 12/31/02           $   10.43       (0.04)        (2.81)       (2.85)
9/10/01** Through 12/31/01    $    9.67       (0.01)@        0.79         0.78

CLASS B SHARES
---------------------------------------------------------------------------------
                                        PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------------
                                              LESS DISTRIBUTIONS:
                              ---------------------------------------------------
                               DIVIDENDS
                                FROM NET  DISTRIBUTIONS
                              INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                  INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03          0.07             --         --           0.07

EQUITY GROWTH FUND
Year Ended 12/31/03                   --             --         --             --
Year Ended 12/31/02                   --             --         --             --
2/16/01** Through 12/31/01            --           3.04         --             --

EQUITY INCOME FUND
Year Ended 12/31/03                 0.44             --       0.03           0.47
Year Ended 12/31/02                 0.18           0.57         --           0.75
2/16/01** Through 12/31/01            --           0.17         --           0.17

U.S. EQUITY FUND
Year Ended 12/31/03                   --+            --         --             --+
Year Ended 12/31/02                   --             --         --             --
9/10/01** Through 12/31/01            --           0.02         --           0.02

 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount is less than $.005.
(a)  Not annualized for periods less than one year.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES
--------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                 TOTAL
                               OF PERIOD         RETURN (a)(1)
DIVERSIFIED FUND
3/24/03** Through 12/31/03    $    12.79                 19.42%

EQUITY GROWTH FUND
Year Ended 12/31/03           $    27.00                 19.57%
Year Ended 12/31/02           $    22.58                (28.72%)
2/16/01** Through 12/31/01    $    31.68                (17.07%)

EQUITY INCOME FUND
Year Ended 12/31/03           $    27.95                 22.70%
Year Ended 12/31/02           $    23.21                (21.74%)
2/16/01** Through 12/31/01    $    30.54                (10.74%)

U.S. EQUITY FUND
Year Ended 12/31/03           $     9.95                 31.29%
Year Ended 12/31/02           $     7.58                (27.31%)
9/10/01** Through 12/31/01    $    10.43                  8.07%

CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                           ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                    NET                EXPENSES           INCOME (LOSS)
                                   END OF             INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD       NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)  EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DIVERSIFIED FUND
3/24/03** Through 12/31/03    $        14      1.93%        0.35%                   2.20%                   0.08%          210%

EQUITY GROWTH FUND
Year Ended 12/31/03           $         9      1.98%       (0.91%)                  2.59%                  (1.52%)          81%
Year Ended 12/31/02           $         9      1.98%       (0.92%)                  2.75%                  (1.69%)          50%
2/16/01** Through 12/31/01    $        15      1.99%       (1.24%)                  2.10%                  (1.35%)          98%

EQUITY INCOME FUND
Year Ended 12/31/03           $         9      1.75%        1.95%                   2.43%                   1.27%           17%
Year Ended 12/31/02           $         8      1.75%        0.45%                   2.42%                  (0.22%)         167%
2/16/01** Through 12/31/01    $        14      1.75%       (0.20%)                  2.06%                  (0.51%)           4%

U.S. EQUITY FUND
Year Ended 12/31/03           $        29      1.75%       (0.20%)                  2.04%                  (0.49%)         101%
Year Ended 12/31/02           $        11      1.75%       (0.40%)                  1.93%                  (0.58%)          83%
9/10/01** Through 12/31/01    $        19      1.75%       (0.40%)                  1.85%                  (0.50%)          48%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES
------------------------------------------------------------------------------
                                      PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:
                                         -------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES
                                 VALUE,  INVESTMENT         (BOTH   TOTAL FROM
                              BEGINNING      INCOME  REALIZED AND   INVESTMENT
                              OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03    $   10.77        0.03@         2.07         2.10

EQUITY GROWTH FUND
Year Ended 12/31/03           $   22.56       (0.22)@        4.64         4.42
Year Ended 12/31/02           $   31.64       (0.28)@       (8.80)       (9.08)
2/16/01** Through 12/31/01    $   41.84       (0.37)@       (6.79)       (7.16)

EQUITY INCOME FUND
Year Ended 12/31/03           $   23.20        0.48@         4.73         5.21
Year Ended 12/31/02           $   30.53        0.13@        (6.71)       (6.58)
2/16/01** Through 12/31/01    $   34.41       (0.05)@       (3.66)       (3.71)

U.S. EQUITY FUND
Year Ended 12/31/03           $    7.58       (0.02)@        2.39         2.37
Year Ended 12/31/02           $   10.44       (0.05)        (2.81)       (2.86)
9/10/01** Through 12/31/01    $    9.67       (0.01)@        0.80         0.79

CLASS C SHARES
---------------------------------------------------------------------------------
                                        PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------------
                                              LESS DISTRIBUTIONS:
                              ---------------------------------------------------
                               DIVIDENDS
                                FROM NET  DISTRIBUTIONS
                              INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                  INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DIVERSIFIED FUND
3/24/03** Through 12/31/03          0.07             --         --           0.07

EQUITY GROWTH FUND
Year Ended 12/31/03                   --             --         --             --
Year Ended 12/31/02                   --             --         --             --
2/16/01** Through 12/31/01            --           3.04         --             --

EQUITY INCOME FUND
Year Ended 12/31/03                 0.45             --       0.03           0.48
Year Ended 12/31/02                 0.18           0.57         --           0.75
2/16/01** Through 12/31/01            --           0.17         --           0.17

U.S. EQUITY FUND
Year Ended 12/31/03                   --+            --         --             --+
Year Ended 12/31/02                   --             --         --             --
9/10/01** Through 12/31/01            --           0.02         --           0.02

 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES
--------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                 TOTAL
                               OF PERIOD         RETURN (a)(1)
DIVERSIFIED FUND
3/24/03** Through 12/31/03    $    12.80                 19.48%

EQUITY GROWTH FUND
Year Ended 12/31/03           $    26.98                 19.59%
Year Ended 12/31/02           $    22.56                (28.70%)
2/16/01** Through 12/31/01    $    31.64                (17.17%)

EQUITY INCOME FUND
Year Ended 12/31/03           $    27.93                 22.72%
Year Ended 12/31/02           $    23.20                (21.74%)
2/16/01** Through 12/31/01    $    30.53                (10.76%)

U.S. EQUITY FUND
Year Ended 12/31/03           $     9.95                 31.29%
Year Ended 12/31/02           $     7.58                (27.37%)
9/10/01** Through 12/31/01    $    10.44                  8.18%

CLASS C SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                           ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                    NET                EXPENSES           INCOME (LOSS)
                                   END OF             INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD       NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)  EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DIVERSIFIED FUND
3/24/03** Through 12/31/03    $         1      1.93%        0.36%                   2.20%                   0.09%          210%

EQUITY GROWTH FUND
Year Ended 12/31/03           $         1      1.98%       (0.90%)                  2.59%                  (1.51%)          81%
Year Ended 12/31/02           $         1      1.98%       (0.92%)                  2.56%                  (1.50%)          50%
2/16/01** Through 12/31/01    $         2      1.99%       (1.25%)                  2.10%                  (1.36%)          98%

EQUITY INCOME FUND
Year Ended 12/31/03           $         3      1.75%        1.95%                   2.43%                   1.27%           17%
Year Ended 12/31/02           $         3      1.75%        0.48%                   2.41%                  (0.18%)         167%
2/16/01** Through 12/31/01    $         4      1.75%       (0.20%)                  2.06%                  (0.51%)           4%

U.S. EQUITY FUND
Year Ended 12/31/03           $         5      1.75%       (0.20%)                  2.04%                  (0.49%)         101%
Year Ended 12/31/02           $         1      1.75%       (0.42%)                  1.93%                  (0.60%)          83%
9/10/01** Through 12/31/01    $         1      1.75%       (0.39%)                  1.85%                  (0.49%)          48%

(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES
------------------------------------------------------------------------------
                                      PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:
                                         -------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES
                                 VALUE,  INVESTMENT         (BOTH   TOTAL FROM
                              BEGINNING      INCOME  REALIZED AND   INVESTMENT
                              OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/03           $   10.55        0.18          2.92         3.10
Year Ended 12/31/02           $   14.19        0.13@        (3.63)       (3.50)
6/1/01 Through 12/31/01^      $   15.65        0.07@        (1.44)       (1.37)
Year Ended 5/31/01            $   17.54        0.14         (1.89)       (1.75)
Year Ended 5/31/00            $   17.57        0.17          0.81         0.98
Year Ended 5/31/99            $   14.96        0.17          3.18         3.35

DIVERSIFIED FUND
Year Ended 12/31/03           $   10.76        0.19@         2.07         2.26
Year Ended 12/31/02           $   12.65        0.25@        (1.89)       (1.64)
7/1/01 Through 12/31/01*      $   13.20        0.14@        (0.50)       (0.36)
Year Ended 6/30/01            $   14.93        0.39         (1.38)       (0.99)
Year Ended 6/30/00            $   14.69        0.38          0.61         0.99
Year Ended 6/30/99            $   14.18        0.38          1.44         1.82

U.S. EQUITY FUND
Year Ended 12/31/03           $    7.61        0.09@         2.38         2.47
Year Ended 12/31/02           $   10.44        0.06         (2.82)       (2.76)
6/1/01 Through 12/31/01^      $   11.12        0.03@        (0.66)       (0.63)
Year Ended 5/31/01            $   12.79        0.08         (0.96)       (0.88)
Year Ended 5/31/00            $   15.08        0.11          0.26         0.37
Year Ended 5/31/99            $   16.73        0.16          2.39         2.55

INSTITUTIONAL CLASS SHARES
---------------------------------------------------------------------------------
                                        PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------------
                                              LESS DISTRIBUTIONS:
                              ---------------------------------------------------
                               DIVIDENDS
                                FROM NET  DISTRIBUTIONS
                              INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                  INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/03                 0.16             --         --+          0.16
Year Ended 12/31/02                 0.14             --         --           0.14
6/1/01 Through 12/31/01^            0.09             --         --           0.09
Year Ended 5/31/01                  0.14             --         --           0.14
Year Ended 5/31/00                  0.18           0.83         --           1.01
Year Ended 5/31/99                  0.15           0.59         --           0.74

DIVERSIFIED FUND
Year Ended 12/31/03                 0.22             --         --           0.22
Year Ended 12/31/02                 0.25             --         --           0.25
7/1/01 Through 12/31/01*            0.19             --         --           0.19
Year Ended 6/30/01                  0.38           0.36         --           0.74
Year Ended 6/30/00                  0.27           0.48         --           0.75
Year Ended 6/30/99                  0.39           0.92         --           1.31

U.S. EQUITY FUND
Year Ended 12/31/03                 0.09             --         --           0.09
Year Ended 12/31/02                 0.07             --         --           0.07
6/1/01 Through 12/31/01^            0.03           0.02         --           0.05
Year Ended 5/31/01                  0.08           0.71         --           0.79
Year Ended 5/31/00                  0.11           2.55         --           2.66
Year Ended 5/31/99                  0.17           4.03         --           4.20

  ^  The Fund changed its fiscal year end from May 31 to December 31.
  * The Fund changed its fiscal year end from June 30 to December 31. @ Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                 TOTAL
                               OF PERIOD            RETURN (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/03           $    13.49                 29.60%
Year Ended 12/31/02           $    10.55                (24.76%)
6/1/01 Through 12/31/01^      $    14.19                 (8.73%)
Year Ended 5/31/01            $    15.65                 (9.99%)
Year Ended 5/31/00            $    17.54                  5.54%
Year Ended 5/31/99            $    17.57                 23.07%

DIVERSIFIED FUND
Year Ended 12/31/03           $    12.80                 21.20%
Year Ended 12/31/02           $    10.76                (13.00%)
7/1/01 Through 12/31/01*      $    12.65                 (2.71%)
Year Ended 6/30/01            $    13.20                 (6.69%)
Year Ended 6/30/00            $    14.93                  6.88%
Year Ended 6/30/99            $    14.69                 13.77%

U.S. EQUITY FUND
Year Ended 12/31/03           $     9.99                 32.63%
Year Ended 12/31/02           $     7.61                (26.50%)
6/1/01 Through 12/31/01^      $    10.44                 (5.63%)
Year Ended 5/31/01            $    11.12                 (6.99%)
Year Ended 5/31/00            $    12.79                  2.45%
Year Ended 5/31/99            $    15.08                 18.66%

INSTITUTIONAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                           ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                    NET                EXPENSES           INCOME (LOSS)
                                   END OF             INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD       NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)  EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/03           $       418      0.45%        1.24%                   0.60%                   1.09%           77%
Year Ended 12/31/02           $       924      0.45%        1.09%                   0.65%                   0.89%           74%
6/1/01 Through 12/31/01^      $     1,162      0.45%        0.86%                   0.60%                   0.71%           33%
Year Ended 5/31/01            $     1,210      0.45%        0.85%                   0.55%                   0.75%           72%(e)
Year Ended 5/31/00            $     1,476      0.45%        1.04%                   0.55%                   0.94%           56%(e)
Year Ended 5/31/99            $     1,008      0.45%        1.14%                   0.60%                   0.99%           51%(e)

DIVERSIFIED FUND
Year Ended 12/31/03           $       281      0.65%        1.68%                   0.93%                   1.40%          210%
Year Ended 12/31/02           $       255      0.65%        1.98%                   0.91%                   1.72%          232%
7/1/01 Through 12/31/01*      $       505      0.65%        2.21%                   0.87%                   1.99%          107%
Year Ended 6/30/01            $       582      0.65%        2.75%                   0.83%                   2.57%          185%(d)
Year Ended 6/30/00            $       622      0.65%        2.48%                   0.80%                   2.33%          217%(d)
Year Ended 6/30/99            $       609      0.65%        2.55%                   0.84%                   2.36%          144%(d)

U.S. EQUITY FUND
Year Ended 12/31/03           $        76      0.64%        0.91%                   0.76%                   0.79%          101%
Year Ended 12/31/02           $        79      0.64%        0.74%                   0.77%                   0.61%           83%
6/1/01 Through 12/31/01^      $        90      0.65%        0.55%                   0.70%                   0.50%           48%
Year Ended 5/31/01            $       151      0.62%        0.57%                   0.64%                   0.55%           81%(u)
Year Ended 5/31/00            $       241      0.60%        0.76%                   0.63%                   0.73%           89%(u)
Year Ended 5/31/99            $       278      0.60%        0.89%                   0.63%                   0.86%           84%(u)

(e) Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(d) Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.
(u) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES
------------------------------------------------------------------------------
                                      PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:
                                         -------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES
                                 VALUE,  INVESTMENT         (BOTH   TOTAL FROM
                              BEGINNING      INCOME  REALIZED AND   INVESTMENT
                              OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS
DISCIPLINED EQUITY FUND+
Year Ended 12/31/03           $   10.55        0.11          2.98         3.09
Year Ended 12/31/02           $   14.19        0.10@        (3.64)       (3.54)
6/1/01 Through 12/31/01^      $   15.70        0.05@        (1.44)       (1.39)
Year Ended 5/31/01            $   17.85        0.09         (1.94)       (1.85)
Year Ended 5/31/00            $   17.42        0.12          0.78         0.90
Year Ended 5/31/99            $   14.30        0.11          3.14         3.25

DIVERSIFIED FUND+
Year Ended 12/31/03           $   10.76        0.16@         2.07         2.23
Year Ended 12/31/02           $   12.65        0.20@        (1.87)       (1.67)
7/1/01 Through 12/31/01*      $   13.36        0.13@        (0.52)       (0.39)
Year Ended 6/30/01            $   15.15        0.35         (1.41)       (1.06)
Year Ended 6/30/00            $   14.92        0.33          0.63         0.96
Year Ended 6/30/99            $   13.74        0.31          1.47         1.78

EQUITY GROWTH FUND
Year Ended 12/31/03           $   23.18        0.02@         4.79         4.81
Year Ended 12/31/02           $   32.21        0.02@        (9.05)       (9.03)
Year Ended 12/31/01           $   43.44       (0.10)@       (8.09)       (8.19)
Year Ended 12/31/00           $   68.09       (0.26)@      (16.22)      (16.48)
Year Ended 12/31/99           $   52.36       (0.14)@       16.78        16.64

EQUITY INCOME FUND
Year Ended 12/31/03           $   23.26        0.69@         4.74         5.43
Year Ended 12/31/02           $   30.57        0.35@        (6.72)       (6.37)
Year Ended 12/31/01           $   35.33        0.22@        (4.62)       (4.40)
Year Ended 12/31/00           $   49.80        0.29@        (2.66)       (2.37)
Year Ended 12/31/99           $   46.14        0.32@         5.65         5.97

SELECT CLASS SHARES
---------------------------------------------------------------------------------
                                        PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------------
                                              LESS DISTRIBUTIONS:
                              ---------------------------------------------------
                               DIVIDENDS
                                FROM NET  DISTRIBUTIONS
                              INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                  INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND+
Year Ended 12/31/03                 0.13             --         --           0.13
Year Ended 12/31/02                 0.10             --         --           0.10
6/1/01 Through 12/31/01^            0.12             --         --           0.12
Year Ended 5/31/01                  0.11           0.19         --           0.30
Year Ended 5/31/00                  0.12           0.35         --           0.47
Year Ended 5/31/99                  0.09           0.04         --           0.13

DIVERSIFIED FUND+
Year Ended 12/31/03                 0.18             --         --           0.18
Year Ended 12/31/02                 0.22             --         --           0.22
7/1/01 Through 12/31/01*            0.32             --         --           0.32
Year Ended 6/30/01                  0.35           0.38         --           0.73
Year Ended 6/30/00                  0.24           0.49         --           0.73
Year Ended 6/30/99                  0.33           0.27         --           0.60

EQUITY GROWTH FUND
Year Ended 12/31/03                   --             --         --             --
Year Ended 12/31/02                   --             --         --             --
Year Ended 12/31/01                   --           3.04         --             --
Year Ended 12/31/00                   --           8.17         --             --
Year Ended 12/31/99                   --           0.91         --             --

EQUITY INCOME FUND
Year Ended 12/31/03                 0.69             --       0.03           0.72
Year Ended 12/31/02                 0.37           0.57         --           0.94
Year Ended 12/31/01                 0.19           0.17         --           0.36
Year Ended 12/31/00                 0.29          11.81         --          12.10
Year Ended 12/31/99                 0.31           2.00         --           2.31

  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  The Fund changed its fiscal year end from June 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES
--------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                 TOTAL
                               OF PERIOD            RETURN (a)
DISCIPLINED EQUITY FUND+
Year Ended 12/31/03           $    13.51                 29.45%
Year Ended 12/31/02           $    10.55                (24.98%)
6/1/01 Through 12/31/01^      $    14.19                 (8.88%)
Year Ended 5/31/01            $    15.70                (10.43%)
Year Ended 5/31/00            $    17.85                  5.19%
Year Ended 5/31/99            $    17.42                 22.86%

DIVERSIFIED FUND+
Year Ended 12/31/03           $    12.81                 20.90%
Year Ended 12/31/02           $    10.76                (13.22%)
7/1/01 Through 12/31/01*      $    12.65                 (2.90%)
Year Ended 6/30/01            $    13.36                 (7.01%)
Year Ended 6/30/00            $    15.15                  6.61%
Year Ended 6/30/99            $    14.92                 13.35%

EQUITY GROWTH FUND
Year Ended 12/31/03           $    27.99                 20.75%
Year Ended 12/31/02           $    23.18                (28.03%)
Year Ended 12/31/01           $    32.21                (18.86%)
Year Ended 12/31/00           $    43.44                (23.65%)
Year Ended 12/31/99           $    68.09                 31.85%

EQUITY INCOME FUND
Year Ended 12/31/03           $    27.97                 23.76%
Year Ended 12/31/02           $    23.26                (21.06%)
Year Ended 12/31/01           $    30.57                (12.43%)
Year Ended 12/31/00           $    35.33                 (3.85%)
Year Ended 12/31/99           $    49.80                 13.06%

SELECT CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                           ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                    NET                EXPENSES           INCOME (LOSS)
                                   END OF             INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD       NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)  EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND+
Year Ended 12/31/03           $        78      0.67%        1.02%                   0.80%                   0.89%           77%
Year Ended 12/31/02           $        65      0.73%        0.77%                   0.84%                   0.66%           74%
6/1/01 Through 12/31/01^      $       132      0.72%        0.56%                   0.77%                   0.51%           33%
Year Ended 5/31/01            $       128      0.77%        0.53%                   0.77%                   0.53%           72%(e)
Year Ended 5/31/00            $       160      0.75%        0.76%                   0.78%                   0.73%           56%(e)
Year Ended 5/31/99            $       121      0.75%        0.89%                   0.86%                   0.78%           51%(e)

DIVERSIFIED FUND+
Year Ended 12/31/03           $       140      0.91%        1.42%                   1.09%                   1.24%          210%
Year Ended 12/31/02           $       270      0.91%        1.72%                   1.08%                   1.55%          232%
7/1/01 Through 12/31/01*      $       343      0.93%        1.96%                   1.03%                   1.86%          107%
Year Ended 6/30/01            $       360      0.98%        2.42%                   1.01%                   2.39%          185%(d)
Year Ended 6/30/00            $       359      0.96%        2.19%                   0.98%                   2.17%          217%(d)
Year Ended 6/30/99            $       266      0.98%        2.22%                   1.01%                   2.19%          144%(d)

EQUITY GROWTH FUND
Year Ended 12/31/03           $        40      1.00%        0.07%                   1.20%                  (0.13%)          81%
Year Ended 12/31/02           $        40      1.00%        0.06%                   1.15%                  (0.09%)          50%
Year Ended 12/31/01           $        86      1.00%       (0.28%)                  1.05%                  (0.33%)          98%(g)
Year Ended 12/31/00           $       179      1.00%       (0.40%)                  1.02%                  (0.42%)          58%(g)
Year Ended 12/31/99           $       320      1.00%       (0.24%)                  1.03%                  (0.27%)          15%(g)

EQUITY INCOME FUND
Year Ended 12/31/03           $        40      0.90%        2.80%                   1.10%                   2.60%           17%
Year Ended 12/31/02           $        41      0.90%        1.30%                   1.07%                   1.13%          167%
Year Ended 12/31/01           $        68      0.92%        0.69%                   0.98%                   0.63%            4%
Year Ended 12/31/00           $        97      1.00%        0.59%                   1.03%                   0.56%           15%
Year Ended 12/31/99           $       170      1.00%        0.66%                   1.09%                   0.57%           16%

(e) Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(d) Prior to September 10, 2001, DF invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.
(g) Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES
------------------------------------------------------------------------------
                                      PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:
                                         -------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES
                                 VALUE,  INVESTMENT         (BOTH   TOTAL FROM
                              BEGINNING      INCOME  REALIZED AND   INVESTMENT
                              OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS
U.S. EQUITY FUND+
Year Ended 12/31/03           $    7.61        0.07@         2.39         2.46
Year Ended 12/31/02           $   10.44        0.05         (2.83)       (2.78)
6/1/01 Through 12/31/01^      $   11.21        0.03@        (0.68)       (0.65)
Year Ended 5/31/01            $   12.66        0.05         (0.94)       (0.89)
Year Ended 5/31/00            $   14.62        0.09          0.24         0.33
Year Ended 5/31/99            $   14.96        0.10          2.28         2.38

SELECT CLASS SHARES
---------------------------------------------------------------------------------
                                        PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------------
                                              LESS DISTRIBUTIONS:
                              ---------------------------------------------------
                               DIVIDENDS
                                FROM NET  DISTRIBUTIONS
                              INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                  INCOME          GAINS    CAPITAL  DISTRIBUTIONS
U.S. EQUITY FUND+
Year Ended 12/31/03                 0.08             --         --           0.08
Year Ended 12/31/02                 0.05             --         --           0.05
6/1/01 Through 12/31/01^            0.04           0.08         --           0.12
Year Ended 5/31/01                  0.05           0.51         --           0.56
Year Ended 5/31/00                  0.09           2.20         --           2.29
Year Ended 5/31/99                  0.11           2.61         --           2.72

  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES
--------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                 TOTAL
                               OF PERIOD            RETURN (a)
U.S. EQUITY FUND+
Year Ended 12/31/03           $     9.99                 32.42%
Year Ended 12/31/02           $     7.61                (26.62%)
6/1/01 Through 12/31/01^      $    10.44                 (5.76%)
Year Ended 5/31/01            $    11.21                 (7.10%)
Year Ended 5/31/00            $    12.66                  2.20%
Year Ended 5/31/99            $    14.62                 18.39%

SELECT CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                           ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                    NET                EXPENSES           INCOME (LOSS)
                                   END OF             INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD       NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)  EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
U.S. EQUITY FUND+
Year Ended 12/31/03           $       312      0.79%        0.76%                   0.92%                   0.63%          101%
Year Ended 12/31/02           $       225      0.79%        0.57%                   0.92%                   0.44%           83%
6/1/01 Through 12/31/01^      $       348      0.79%        0.44%                   0.85%                   0.38%           48%
Year Ended 5/31/01            $       312      0.79%        0.41%                   0.79%                   0.41%           81%(u)
Year Ended 5/31/00            $       387      0.78%        0.59%                   0.78%                   0.59%           89%(u)
Year Ended 5/31/99            $       441      0.79%        0.70%                   0.79%                   0.70%           84%(u)

(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(u) Prior to September 10, 2001, USEF invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

SEE NOTES TO FINANCIAL STATEMENTS.

ULTRA CLASS SHARES
------------------------------------------------------------------------------
                                      PER SHARE OPERATING PERFORMANCE:
                              ------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:
                                         -------------------------------------
                                                        NET GAINS
                                                     OR LOSSES ON
                              NET ASSET         NET    SECURITIES
                                 VALUE,  INVESTMENT         (BOTH   TOTAL FROM
                              BEGINNING      INCOME  REALIZED AND   INVESTMENT
                              OF PERIOD      (LOSS)   UNREALIZED)   OPERATIONS
DISCIPLINED EQUITY FUND
3/24/03** Through 12/31/03    $   10.77        0.12          2.75        2.87

ULTRA CLASS SHARES
---------------------------------------------------------------------------------
                                        PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------------------------
                                              LESS DISTRIBUTIONS:
                              ---------------------------------------------------
                               DIVIDENDS
                                FROM NET  DISTRIBUTIONS
                              INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                                  INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
3/24/03** Through 12/31/03          0.14             --         --+          0.14

 **  Commencement of offering of class of shares.
  +  Amount rounds to less than $.005.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

ULTRA CLASS SHARES
--------------------------------------------------------------
                              PER SHARE OPERATING PERFORMANCE:
                              --------------------------------
                               NET ASSET
                              VALUE, END                 TOTAL
                               OF PERIOD            RETURN (a)
DISCIPLINED EQUITY FUND
3/24/03** Through 12/31/03    $    13.50                 26.75%

ULTRA CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                  RATIOS/SUPPLEMENTAL DATA:
                              ------------------------------------------------------------------------------------------------
                                                              RATIOS TO AVERAGE NET ASSETS: #
                                           ---------------------------------------------------------------------
                                                                                                 NET INVESTMENT
                              NET ASSETS,                    NET                EXPENSES           INCOME (LOSS)
                                   END OF             INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                   PERIOD       NET       INCOME          REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               (MILLIONS)  EXPENSES       (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
DISCIPLINED EQUITY FUND
3/24/03** Through 12/31/03    $       108      0.35%        1.28%                   0.54%                   1.09%           77%

  #  Short periods have been annualized.
(a)  Not annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

REPORT OF INDEPENDENT AUDITORS


To the Trustees and Shareholders of
J.P. Morgan Institutional Funds and
J.P. Morgan Mutual Fund Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Diversified Fund and JPMorgan U.S. Equity Fund (separate portfolios of J.P. Morgan Institutional Funds) and JPMorgan Equity Growth Fund and JPMorgan Equity Income Fund (separate portfolios of J.P. Morgan Mutual Fund Investment Trust), (hereafter collectively referred to as the "Funds"), at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN FUNDS

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                         POSITIONS                                                    NUMBER OF            OTHER
                         HELD WITH                             PRINCIPAL              PORTFOLIOS IN        DIRECTORSHIPS
                         EACH           TERM OF OFFICE         OCCUPATIONS            JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN      AND LENGTH OF          DURING PAST            COMPLEX(1) OVERSEEN  JP MORGAN FUND
AND DATE OF BIRTH        TRUST          TIME SERVED            5 YEARS                BY TRUSTEE           COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;    Trustee        Trustee of Funds that  Retired; Vice          69                   None
522 Fifth Avenue,                       are series of JPMIF    President and
New York, NY 10036;                     since 2001, and Funds  Treasurer of
1941                                    that are a series of   Ingersoll-Rand
                                        JPMMFIT since 1997.    Company (manufacturer
                                                               of industrial
                                                               equipment)
                                                               (1972-2000)

Roland R. Eppley, Jr.;   Trustee        Trustee of Funds that  Retired                69                   Director, Janel Hydro,
522 Fifth Avenue,                       are series of JPMIF                                                Inc. (1993-Present)
New York, NY 10036;                     since 2001, and Funds
1932                                    that are series of
                                        JPMMFIT since 1997.

Ann Maynard Gray;        Trustee        Since 2001             Vice President of      69                   Director of Duke Energy
522 Fifth Avenue,                                              Capital Cities/ABC,                         Corporation (1997-
New York, NY 10036;                                            Inc. (communications)                       Present); Director of
1945                                                           (1986-1998);                                Elan Corporation, Plc
                                                               President of                                (pharmaceuticals) (2001-
                                                               Diversified                                 Present); Director of The
                                                               Publishing Group                            Phoenix Companies (wealth
                                                               (1991-1997)                                 management)
                                                                                                           (2002-Present)

Matthew Healey;          Trustee and    Trustee of Funds that  Retired; Chief         69                   None
522 Fifth Avenue,        President of   are series of JPMIF    Executive Officer of
New York, NY 10036;      the Board of   since 1992 and Funds   certain J.P. Morgan
1937                     Trustees       that are a series of   Fund Trusts (1982-
                                        JPMMFIT since 2001.    2001)

Fergus Reid, III;        Trustee and    Trustee of Funds that  Chairman of Lumelite   69                   Trustee of 16 Morgan
522 Fifth Avenue,        Chairman of    are series of JPMIF    Corporation (plastics                       Stanley Funds (1995-
New York, NY 10036;      the Board of   since 2001 and Funds   manufacturing)                              Present)
1932                     Trustees       that are a series of   (1985-Present)
                                        JPMMFIT since 1997.

James J. Schonbachler;   Trustee        Since 2001             Retired; Managing      69                   None
522 Fifth Avenue,                                              Director of Bankers
New York, NY 10036;                                            Trust Company,
1943                                                           (financial services)
                                                               (1968-1998); Group
                                                               Head and Director of
                                                               Bankers Trust, A.G.,
                                                               Zurich and BT
                                                               Brokerage Corp.
                                                               (financial services)
                                                               (1995-2002)

                         POSITIONS                                                    NUMBER OF            OTHER
                         HELD WITH                             PRINCIPAL              PORTFOLIOS IN        DIRECTORSHIPS
                         EACH           TERM OF OFFICE         OCCUPATIONS            JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN      AND LENGTH OF          DURING PAST            COMPLEX(1) OVERSEEN  JP MORGAN FUND
AND DATE OF BIRTH        TRUST          TIME SERVED            5 YEARS                BY TRUSTEE           COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

Dr. Matthew Goldstein;   Trustee        Since 2003             Chancellor of the      69                   Trustee of the Albert
522 Fifth Avenue,                                              City University of                          Einstein School of
New York, NY 10036;                                            New York, since                             Medicine (1998-Present);
1941                                                           September 1, 1999;                          Trustee of Bronx Lebanon
                                                               President, Adelphi                          Hospital Center
                                                               University (New York)                       (1992-Present); Director
                                                               (1998-1999).                                of New Plan Excel Realty
                                                                                                           Trust, Inc. (real estate
                                                                                                           investment company)
                                                                                                           (2000-Present); Director
                                                                                                           of Lincoln Center
                                                                                                           Institute for the Arts in
                                                                                                           Education (1999-Present);
                                                                                                           Director of Jewish
                                                                                                           Community Relations
                                                                                                           Counsel of New York, Inc.
                                                                                                           (2000-Present); Director
                                                                                                           of United Way of New York
                                                                                                           City (2002-Present).

Robert J. Higgins;       Trustee        Since 2002             Director of            69                   Director of Providian
522 Fifth Avenue,                                              Administration of the                       Financial Corp. (banking)
New York, NY 10036;                                            State of Rhode Island                       (2002-Present)
1945                                                           (2003-Present);
                                                               President - Consumer
                                                               Banking and
                                                               Investment Services
                                                               Fleet Boston
                                                               Financial (1971-2002)

William G. Morton, Jr.;  Trustee        Since 2003             Formerly Chairman      69                   Director of Radio Shack
522 Fifth Avenue,                                              Emeritus (March                             Corporation (electronics)
New York, NY 10036;                                            2001-October 2002),                         (1987-Present); Director
1937                                                           and Chairman and                            of the Griswold Company
                                                               Chief Executive                             (securities brokerage)
                                                               Officer, Boston Stock                       (2002-Present); Director
                                                               Exchange (June 1985-                        of The National Football
                                                               March 2001).                                Foundation and College
                                                                                                           Hall of Fame (1994-
                                                                                                           Present); Trustee of the
                                                                                                           Berklee College of Music
                                                                                                           (1998-Present); Trustee
                                                                                                           of the Stratton Mountain
                                                                                                           School (2001-Present).

                         POSITIONS                                                    NUMBER OF            OTHER
                         HELD WITH                             PRINCIPAL              PORTFOLIOS IN        DIRECTORSHIPS
                         EACH           TERM OF OFFICE         OCCUPATIONS            JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JP MORGAN      AND LENGTH OF          DURING PAST            COMPLEX(1) OVERSEEN  JP MORGAN FUND
AND DATE OF BIRTH        TRUST          TIME SERVED            5 YEARS                BY TRUSTEE           COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

Leonard M. Spalding*     Trustee        Trustee of Funds that  Retired; Chief         69                   Director of Glenview
522 Fifth Avenue,                       are series of JPMIF    Executive Officer of                        Trust; Director of Pizza
New York, NY 10036;                     since 2001 and Funds   Chase Mutual Funds                          Magia; Trustee of St.
1935                                    that are a series of   (investment company)                        Catherine College Trust;
                                        JPMMFIT since 1998.    (1989-1998); Chief                          Trustee of Bellarmine
                                                               Investment Executive                        University Trust;
                                                               of Chase Manhattan                          Director of Marion
                                                               Private Bank                                Washington Airport Board
                                                               (investment                                 Trust; Director of
                                                               management) (1990-                          Springfield Washington
                                                               1995)                                       Economic Development
                                                                                                           Board Trust.

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

JPMORGAN FUNDS

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                       POSITIONS HELD                 TERM OF OFFICE
NAME, CONTACT ADDRESS  WITH EACH                      AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH      JPMORGAN TRUST                 TIME SERVED        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
George Gatch;          President                      Since 2001         Managing Director, J.P. Morgan Investment Management
522 Fifth Avenue,                                                        Inc.; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
New York, NY 10036;                                                      Financial Intermediaries Business ("FFI"); he has held
1962                                                                     numerous positions throughout the firm in business
                                                                         management, marketing and sales.

Patricia A. Maleski;   Treasurer                      Since 2003         Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                        Head of FFI and U.S. Institutional Funds Administration
New York, NY 10036;                                                      and Board Liaison. Prior to joining J.P. Morgan Chase in
1960                                                                     2001, she was the Vice President of Finance for the
                                                                         Pierpont Group, Inc., a service provider to the board of
                                                                         trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg;    Secretary                      Since 2001         Managing Director, J.P. Morgan Investment Management
522 Fifth Avenue,                                                        Inc.; since joining J.P. Morgan Chase in 1996, she has
New York, NY 10036;                                                      held numerous positions throughout the asset management
1959                                                                     business in mutual funds marketing, legal and product
                                                                         development.

Stephen M. Ungerman;   Vice President and Assistant   Since 2001         Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,      Treasurer                                         Business Head for Vehicle Services Group within Fund
New York, NY 10036;                                                      Administration; prior to joining J.P. Morgan Chase in
1953                                                                     2000, he held a number of senior management positions in
                                                                         Prudential Insurance Co. of America's asset management
                                                                         business, including Associate General Counsel, Tax
                                                                         Director and Co-head of Fund Administration Department;
                                                                         Mr. Ungerman was also the Assistant Treasurer of all
                                                                         mutual funds managed by Prudential.

Judy R. Bartlett;      Vice President and Assistant   Since 2001         Vice President and Assistant General Counsel, J.P. Morgan
522 Fifth Avenue,      Secretary                                         Investment Management Inc., since September 2000; from
New York, NY 10036;                                                      August 1998 through August 2000, she was an attorney at
1965                                                                     New York Life Insurance Company where she served as
                                                                         Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini;     Vice President and Assistant   Since 2001         Vice President and Assistant General Counsel, J.P. Morgan
522 Fifth Avenue,      Secretary                                         Investment Management Inc.
New York, NY 10036;
1965

Wayne H. Chan;         Vice President and Assistant   Since 2003         Vice President and Assistant General Counsel, J.P. Morgan
522 Fifth Avenue,      Secretary                                         Investment Management, Inc., since September 2002; Mr.
New York, NY 10036;                                                      Chan was an associate at the law firm of Shearman and
1965                                                                     Sterling LLP from May 2001 through September 2002;
                                                                         Swidler Berlin Shereff Friedman LLP from June 1999
                                                                         through May 2001 and Whitman Breed Abbott & Morgan LLP
                                                                         from September 1997 through May 1999.

                       POSITIONS HELD                 TERM OF OFFICE
NAME, CONTACT ADDRESS  WITH EACH                      AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH      JPMORGAN TRUST                 TIME SERVED        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Smith        Vice President and Assistant   Since 2002         Managing Director, Head of Compliance for J.P. Morgan
522 Fifth Avenue,      Secretary                                         Chase & Co.'s asset management business in the Americas.
New York, NY 10036;
1955

Paul M. DeRusso        Assistant Treasurer            Since 2001         Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                        Manger of the Budgeting and Expense Group of Funds
New York, NY 10036;                                                      Administration Group.
1954

Lai Ming Fung          Assistant Treasurer            Since 2001         Associate, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                        Budgeting Analyst for the Budgeting and Expense Group of
New York, NY 10036;                                                      Funds Administration Group.
1974

Mary D. Squires        Assistant Treasurer            Since 2001         Vice President, J.P. Morgan Investment Management Inc.;
522 Fifth Avenue,                                                        Ms. Squires has held numerous financial and operations
New York, NY 10036;                                                      positions supporting the J.P. Morgan Chase organization
1955                                                                     complex.

Michael Ciotola        Assistant Treasurer            Since 2003         Director of Financial Services of BISYS Fund Services,
3435 Stelzer Rd.                                                         Inc. since January 2003; held various positions within
Columbus, OH 43219                                                       BISYS since 1998.
1968

Arthur A. Jensen       Assistant Treasurer            Since 2001         Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.                                                         Services, Inc. since June 2001; formerly Section Manager
Columbus, OH 43219                                                       of Northern Trust Company and Accounting Supervisor at
1966                                                                     Allstate Insurance Company.

Martin R. Dean         Assistant Treasurer            Since 2001         Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.                                                         Services, Inc.
Columbus, OH 43219
1963

Alaina Metz            Assistant Secretary            Since 2001         Chief Administrative Officer of BISYS Fund Services,
3435 Stelzer Rd.                                                         Inc.; formerly, Supervisor of the Blue Sky Department of
Columbus, OH 43219                                                       Alliance Capital Management, L.P.
1967

Ryan M. Louvar;        Assistant Secretary            Since 2003         Counsel of Legal Services, BISYS Fund Services, Inc.
60 State Street,                                                         since 2000; formerly Attorney at Hill, Farrer & Burrill
Suite 1300 Boston,                                                       LLP from 1999 to 2000 and Knapp Peterson Clarke, PC from
MA  02109;                                                               1997 to 1999.
1972

Lisa Hurley            Assistant Secretary            Since 2001         Executive Vice President and General Counsel of BISYS
60 State Street,                                                         Fund Services, Inc.
Suite 1300 Boston,
MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

JPMORGAN FUNDS

TAX LETTER (UNAUDITED)

JPMORGAN DISCIPLINED EQUITY FUND ("DEF")
JPMORGAN DIVERSIFIED FUND ("DF")
JPMORGAN EQUITY GROWTH FUND ("EGF")
JPMORGAN EQUITY INCOME FUND ("EIF")
JPMORGAN U.S. EQUITY FUND ("USEF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2003. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the dividends received deduction by the Funds for the fiscal year ended December 31, 2003.

                                                         DIVIDENDS
                                                         RECEIVED
                                                         DEDUCTION
FUND
DEF                                                         100.00%
DF                                                           54.71%
EGF                                                           0.00%
EIF                                                         100.00%
USEF                                                        100.00%

For the fiscal year ended December 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the fiscal year ended December 31, 2003, the following represents the percentage of ordinary income distributions treated as qualified dividends:

                                                         PERCENTAGE OF
                                                         DISTRIBUTIONS
FUND
DEF                                                             100.00%
DF                                                               53.40%
EGF                                                             100.00%
EIF                                                              99.88%
USEF                                                             98.67%

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL
    OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAX FREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES
    MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact your JPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
    600 North Bedford Street                                      U.S. POSTAGE
   East Bridgewater, MA 02333                                         PAID
                                                                   PERMIT 2891
                                                                 KANSAS CITY, MO

(C)J.P. Morgan Chase & Co., 2004 All rights reserved. February 2004. AN-LCE-1203

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-348-4782.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

         (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

         (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $151,489 in 2002 and $104,799 in 2003.

(b) AUDIT-RELATED FEES. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $32,500 in 2002 and $20,700 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, other than the services reported above.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $46.4 million in 2002 and $28.3 million in 2003.

(h) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to
               Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

         (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                J.P. Morgan Mutual Fund Investment Trust
            --------------------------------------------------------------------

By (Signature and Title)*       /s/ Patricia A. Maleski
                        --------------------------------------------------------
                                              Patricia A. Maleski, Treasurer

Date              March 5, 2004
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     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Patricia A. Maleski
                        --------------------------------------------------------
                                              Patricia A. Maleski, Treasurer

Date              March 5, 2004
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By (Signature and Title)*            /s/ George C.W. Gatch
                        --------------------------------------------------------
                                              George C.W. Gatch, President

Date              March 5, 2004
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* Print the name and title of each signing officer under his or her signature.
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